     As filed with the U.S. Securities and Exchange Commission on April 1, 2005
                                               Securities Act File No. 333-32575
                                        Investment Company Act File No. 811-8319

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

           Registration Statement Under The Securities Act Of 1933           /X/

                         Pre-Effective Amendment No.                         / /

                       Post-Effective Amendment No. 20                       /X/

                                     And/or

       Registration Statement Under The Investment Company Act Of 1940       /X/

                                 Amendment No. 20                            /X/
                         (Check appropriate box or boxes)

                               ING PARTNERS, INC.
                 (Exact Name of Registrant Specified in Charter)

                              151 Farmington Avenue
                             Hartford, CT 06156-8962
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (860) 273-4743

            Huey P. Falgout, Jr.                      With copies to:
            ING Investments, LLC                  Jeffrey S. Puretz, Esq.
       7337 East Doubletree Ranch Rd.                   Dechert, LLP
            Scottsdale, AZ 85258                    1775 I Street, N.W.
  (Name and Address of Agent for Service)           Washington, DC 20006

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

/ /  Immediately upon filing pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/X/  on April 29, 2005, pursuant to paragraph (b)

/ /  on (date), pursuant to paragraph (a)(1)

/ /  on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/X/ This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                               ING PARTNERS, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*    Cover Sheet

*    Contents of Registration Statement

*    Explanatory Note

*    ING Partners, Inc. Service Class and Adviser Class Prospectus

*    ING Partners, Inc. Initial Class Prospectus

* ING Partners, Inc. Fidelity Master Feeder Funds' Service Class and Adviser Class Prospectus

* ING Partners, Inc. Statement of Additional Information for Initial Class, Service Class and Adviser Class

* ING Partners, Inc. Fidelity Master Feeder Funds' Statement of Additional Information for Service Class and Adviser Class

*    Part C

*    Signature Page

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A for ING Partners, Inc. (the "Registrant") is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of updating the disclosure in compliance with annual updating requirements to the Registrant's Initial Class, Service Class and Adviser Class Prospectuses and Statement of Additional Information as well as the Registrant's Fidelity Master Feeder Funds' Service Class and Adviser Class Prospectus and Statement of Additional Information.

                       ING PARTNERS, INC. ("ING PARTNERS")
                              ALL PORTFOLIOS EXCEPT
                            ING SOLUTION PORTFOLIOS

                         SUPPLEMENT DATED APRIL 29, 2005
                            TO THE PROSPECTUSES DATED
                                 APRIL 29, 2005

The following is added to the Initial Class, Service Class and Adviser Class Prospectuses of ING Partners:

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Life Insurance and Annuity Company ("ILIAC"), the adviser to the ING Partners, has reported to the Board of Directors (the "Board") of the ING Partners that, like many U.S. financial services companies, ILIAC and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ILIAC has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ILIAC reported that management of U.S. affiliates of ING Groep N.V., including ILIAC (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ILIAC has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ILIAC further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ILIAC has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, ILIAC reported to the Board that, at this time, these instances include the following:

     - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.
     - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.
     - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.
     - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ILIAC reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ILIAC advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ILIAC reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

     - ING has agreed with ING Partners and the other ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ILIAC reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.
     - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
     - The ING Funds, including ING Partners, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.
     - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds, including ING Partners, sold to the public through financial intermediaries. ING does not make exceptions to these policies.
     - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

APRIL 29, 2005                           PROSPECTUS -- SERVICE CLASS ("S CLASS")

                                                     ADVISER CLASS ("ADV CLASS")

                               ING PARTNERS, INC.


      ING Partners, Inc. ("Fund") is a mutual fund authorized to issue multiple series of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed below (each a "Portfolio," and collectively, the "Portfolios"). Not all portfolios are offered in this Prospectus. ING Life Insurance and Annuity Company ("ILIAC" or "Adviser") serves as the Investment Adviser of each Portfolio, and each Portfolio has a sub-adviser. The Portfolios (and their sub-advisers) described in this Prospectus are:


      - ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO--Sub-Adviser:
        American Century Investment Management, Inc.

      - ING AMERICAN CENTURY SELECT PORTFOLIO--Sub-Adviser: American Century Investment Management, Inc.

      - ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO--Sub-Adviser: American Century Investment Management, Inc.

      - ING BARON SMALL CAP GROWTH PORTFOLIO--Sub-Adviser: BAMCO, Inc.

      - ING FUNDAMENTAL RESEARCH PORTFOLIO--Sub-Adviser: ING Investment Management Co.

      - ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO*--Sub-Adviser: Goldman Sachs Asset Management, L.P.

      - ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO*--Sub-Adviser: Goldman Sachs Asset Management, L.P.

      - ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO--Sub-Adviser: J.P. Morgan Fleming Asset Management (London) Ltd.

      - ING JPMORGAN MID CAP VALUE PORTFOLIO--Sub-Adviser: J.P. Morgan Investment Management Inc.

      - ING MFS CAPITAL OPPORTUNITIES PORTFOLIO--Sub-Adviser: Massachusetts Financial Services Company

      - ING OPCAP BALANCED VALUE PORTFOLIO--Sub-Adviser: OpCap Advisors LLC

      - ING OPPENHEIMER GLOBAL PORTFOLIO--Sub-Adviser: OppenheimerFunds, Inc.

      - ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO--Sub-Adviser:
        OppenheimerFunds, Inc.

      - ING PIMCO TOTAL RETURN PORTFOLIO--Sub-Adviser: Pacific Investment Management Company LLC

      - ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO--Sub-Adviser: Salomon Brothers Asset Management Inc

      - ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO--Sub-Adviser: Salomon Brothers Asset Management Inc


      - ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO--Sub-Adviser: Salomon Brothers Asset Management Inc


      - ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO--Sub-Adviser: T. Rowe Price Associates, Inc.

      - ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO--Sub-Adviser: T. Rowe Price Associates, Inc.

      - ING UBS U.S. LARGE CAP EQUITY PORTFOLIO--Sub-Adviser: UBS Global Asset Management (Americas) Inc.

      - ING VAN KAMPEN COMSTOCK PORTFOLIO--Sub-Adviser: Van Kampen


      - ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO--Sub-Adviser: Van Kampen


      Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

      Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates and other management investment companies.

      NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

      THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN PORTFOLIOS OF ING PARTNERS, INC. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR
      INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

      AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      You should read this Prospectus in conjunction with the prospectus for the Separate Account before investing or sending money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

*Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.

TABLE OF CONTENTS


                                                                        PAGE
Portfolio Summaries

ING American Century Large Company Value Portfolio                        1

ING American Century Select Portfolio                                     2

ING American Century Small Cap Value Portfolio                            4

ING Baron Small Cap Growth Portfolio                                      6

ING Fundamental Research Portfolio                                        7

ING Goldman Sachs(R) Capital Growth Portfolio                             9

ING Goldman Sachs(R) Core Equity Portfolio                               10

ING JPMorgan Fleming International Portfolio                             12

ING JPMorgan Mid Cap Value Portfolio                                     13

ING MFS Capital Opportunities Portfolio                                  15

ING OpCap Balanced Value Portfolio                                       17

ING Oppenheimer Global Portfolio                                         18

ING Oppenheimer Strategic Income Portfolio                               20

ING PIMCO Total Return Portfolio                                         22

ING Salomon Brothers Aggressive Growth Portfolio                         24

ING Salomon Brothers Fundamental Value Portfolio                         25

ING Salomon Brothers Large Cap Growth Portfolio                          27

ING T. Rowe Price Diversified Mid Cap Growth Portfolio                   29

ING T. Rowe Price Growth Equity Portfolio                                31

ING UBS U.S. Large Cap Equity Portfolio                                  33

ING Van Kampen Comstock Portfolio                                        35

ING Van Kampen Equity and Income Portfolio                               37

Portfolio Fees and Expenses                                              39

Summary of Principal Risks                                               43

Additional Information About Investment Strategies                       46

Management of the Portfolios                                             53

Portfolio Distribution                                                   58

Shareholder Information                                                  59

Performance                                                              62

Financial Highlights                                                     66

               ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO
            (FORMERLY ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO) SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-     INVESTMENT OBJECTIVE


      Long-term capital growth. Income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.


-     PRINCIPAL INVESTMENT STRATEGIES


      Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of large capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century considers large capitalization companies to be companies in the Russell 1000 Index. As of December 31, 2004, the capitalization of companies represented in the Russell 1000 Index ranged between $495 million and $358.2 billion.


      In selecting securities for the Portfolio, American Century looks for companies whose stock price may not adequately reflect the companies' value. American Century attempts to purchase the stocks of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company.

      American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock, and stock or stock index futures contracts.

      When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

      American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objectives. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         ACTIVE OR FREQUENT TRADING RISK

                                  CURRENCY RISK

                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK

                             MARKET AND COMPANY RISK

                           UNDERVALUED SECURITIES RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002   (23.08)%
2003    31.13%
2004     9.70%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 19.68% in the second quarter of 2003; the worst was (20.84)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                                 1 YEAR      SINCE INCEPTION
       ING American Century Large Company Value Portfolio (S Class)              10.05%           3.58%
       ING American Century Large Company Value Portfolio (ADV Class)             9.70%           3.29%
       Russell 1000 Value Index                                                  16.49%           9.15%(1)
       S&P 500 Index                                                             10.88%           3.78%(1)
       S&P BARRA Value Index                                                     15.71%           6.81%(1)
       Morningstar Large Cap Value Average                                       12.91%           5.52%(2)


----------

      (1) Since December 1, 2001.
      (2) Since December 31, 2001.

      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Russell 1000 Value Index, S&P 500 Index, the S&P Barra Value Index and the Morningstar Large Cap Value Average. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower than forecasted growth values. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios. The Morningstar Large Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on December 10, 2001. Prior to April 29, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc and was known as ING Salomon Brothers Investors Value Portfolio. On April 29, 2005, the Portfolio's strategy was changed to one of investing primarily in large capitalization companies.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.


                      ING AMERICAN CENTURY SELECT PORTFOLIO
                      (FORMERLY ING ALGER GROWTH PORTFOLIO)
 SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-     INVESTMENT OBJECTIVE

      Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio seeks to achieve its investment objective by investing in securities of companies American Century believes will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. It also includes companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value. The Portfolio generally invests in larger companies, although it may purchase securities of companies of any size.


      Although most of the Portfolio's assets will be invested in U.S. companies, there is no limit on the amount of assets the Portfolio can invest in foreign companies. Most of the Portfolio's foreign investments are in companies located and doing business in developed countries.


      American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

      When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, nonleveraged futures contracts and other similar securities.

      American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                             MARKET AND COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002    (33.20)%
2003     33.89%
2004      4.43%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 17.18% in the second quarter of 2003; the worst was (19.93)% in the third quarter of 2002.

      PERIODS ENDED DECEMBER 31, 2004


                                                                1 YEAR      SINCE INCEPTION
       ING American Century Select Portfolio (S Class)          4.75%           (2.19)%
       ING American Century Select Portfolio (ADV Class)        4.43%           (2.43)%
       Russell 1000 Growth Index                                6.30%           (0.24)%(1)
       Morningstar Large Growth Fund Average                    7.64%            0.14%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 31, 2001.

      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Russell 1000 Growth Index and the Morningstar Large Growth Fund Average. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on December 10, 2001. Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Growth Portfolio. On November 8, 2004, the Portfolio's strategy was limited to 65% of its assets in large capitalization companies.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
 SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-     INVESTMENT OBJECTIVE


      Long-term growth of capital, income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.


-     PRINCIPAL INVESTMENT STRATEGIES


      Under normal circumstances, the Portfolio seeks to achieve its investment objectives by investing at least 80% of its net assets in small-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century considers small-capitalization companies to include those with a market capitalization no larger than that of the largest company in the Standard and Poor's Small Cap 600 Index ("S&P 600 Index") or the Russell 2000 Index.


      American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

      American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock, and stock or stock index futures contracts.

      When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

      American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objectives. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         ACTIVE OR FREQUENT TRADING RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                             MARKET AND COMPANY RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                           UNDERVALUED SECURITIES RISK


      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003     35.08%
2004     21.03%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 18.50% in the second quarter of 2003; the worst was (19.16)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                     1 YEAR       SINCE INCEPTION
       ING American Century Small Cap Value Portfolio (S Class)      21.34%           11.59%
       ING American Century Small Cap Value Portfolio (ADV Class)    21.03%           11.28%
       S&P 600 Index                                                 22.65%           11.01%(1)
       Morningstar Small Blend Average                               18.86%           11.06%(1)


      ----------
      (1) Since May 1, 2002.


      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 600 Index and the Morningstar Small Blend Average. The S&P 600 Index is a market value-weighted index of 600 small-sized domestic stocks. The Morningstar Small Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on May 1, 2002.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING BARON SMALL CAP GROWTH PORTFOLIO
                       SUB-ADVISER: BAMCO, INC. ("BAMCO")

-     INVESTMENT OBJECTIVE

      Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.

      BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   CREDIT RISK
                                GROWTH STOCK RISK
                              LARGE POSITIONS RISK
                             MARKET AND COMPANY RISK
                        SMALL-CAPITALIZATION COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003     33.18%
2004     27.58%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 17.65% in the second quarter of 2003; the worst was (9.47)% in the third quarter of 2002.

      PERIODS ENDED DECEMBER 31, 2004


                                                                    1 YEAR       SINCE INCEPTION
       ING Baron Small Cap Growth Portfolio (S Class)               27.97%           16.28%
       ING Baron Small Cap Growth Portfolio (ADV Class)             27.58%           15.95%
       Russell 2000 Index                                           18.33%           10.99%(1)
       Morningstar Small Cap Growth Average                         12.09%            7.35%(1)


      ----------
      (1) Since May 1, 2002.


      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Russell 2000 Index and the Morningstar Small Cap Growth Average. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Morningstar Small Cap Growth Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on May 1, 2002.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                       ING FUNDAMENTAL RESEARCH PORTFOLIO
                 (FORMERLY ING AELTUS ENHANCED INDEX PORTFOLIO)
              SUB-ADVISER: ING INVESTMENT MANAGEMENT CO. ("ING IM")

-     INVESTMENT OBJECTIVE

      Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES


      Prior to July 5, 2005, the Portfolio invests at least 80% of its assets in stocks included in the S&P 500 Index. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. Effective July 5, 2005, the Portfolio will invest at least 65% of its total assets in common stocks and securities convertible into common stocks.


      ING IM may invest principally in common stocks having significant potential for capital appreciation. The Portfolio may also invest in derivative instruments.

      ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM:

      - Emphasizes stocks of larger companies;

      - May also invest a portion of the Portfolio's assets in stocks of mid-sized companies, and up to 25% of its assets in stocks of foreign issuers, depending upon market conditions; and

      - Utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

      ING IM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                               INDEX TRACKING RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                         MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002   (23.03)%
2003    26.99%
2004     9.73%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 15.35% in the second quarter of 2003; the worst was (17.53)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                         1 YEAR      SINCE INCEPTION
       ING Fundamental Research Portfolio (S Class)       9.95%          2.26%
       ING Fundamental Research Portfolio (ADV Class)     9.73%          2.03%
       S&P 500 Index                                     10.88%          3.78%(1)
       Morningstar Large Blend Fund Average               9.96%          3.04%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 31, 2001.

      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on December 10, 2001. Prior to January 23, 2004, the Portfolio was managed by DSI International Management, Inc. and was known as ING DSI Enhanced Index Portfolio. From January 23, 2004 to April 28, 2005, the Portfolio was known as ING Aeltus Enhanced Index Portfolio. Effective April 29, 2005, the name of the Portfolio was changed to ING Fundamental Research Portfolio. In addition, effective July 5, 2005, the strategy of the Portfolio will be changed from an index tracking strategy to a strategy utilizing fundamental research.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
           SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L. P. ("GSAM")

-     INVESTMENT OBJECTIVE

      Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

      GSAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002    (24.56)%
2003     23.19%
2004      8.49%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 12.99% in the second quarter of 2003; the worst was (15.51)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                    1 YEAR      SINCE INCEPTION
       ING Goldman Sachs(R) Capital Growth Portfolio (S Class)       8.74%          0.08%
       ING Goldman Sachs(R) Capital Growth Portfolio (ADV Class)     8.49%          0.01%
       S&P 500 Index                                                10.88%          3.78%(1)
       Russell 1000 Growth Index                                     6.30%         (0.24)%(1)
       Morningstar Large Blend Fund Average                          9.96%          3.04%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 31, 2001.

      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 500 Index, the Russell 1000 Growth Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on December 10, 2001.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
           SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")

-     INVESTMENT OBJECTIVE

      Long-term growth of capital and dividend income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

      GSAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              EMERGING GROWTH RISK
                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares for the first full calendar year of operations. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2004     12.76%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 9.28% in the fourth quarter of 2004; the worst was (1.26)% in the third quarter of 2004.


      PERIODS ENDED DECEMBER 31, 2004


                                                                    1 YEAR       SINCE INCEPTION
       ING Goldman Sachs(R) Core Equity Portfolio (S Class)         13.00%          22.60%
       ING Goldman Sachs(R) Core Equity Portfolio (ADV Class)       12.76%          22.33%
       S&P 500 Index                                                10.88%          20.32%(1)
       Morningstar Large Blend Fund Average                          9.96%          19.40%(1)


      ----------
      (1) Since May 1, 2003.

      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and the ADV Class of the Portfolio commenced operations on May 1, 2003.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
         SUB-ADVISER: J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LTD.
                              ("JPMORGAN FLEMING")

-     INVESTMENT OBJECTIVE


      Long-term growth of capital.


-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMorgan Fleming believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

      The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

      JPMorgan Fleming may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   CREDIT RISK
                                  CURRENCY RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                              GEOGRAPHIC FOCUS RISK
                     HIGH-YIELD, LOWER GRADE DEBT SECURITIES
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE


      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio introduced the S Class and ADV Class shares on December 10, 2001. Therefore, the bar chart figures shown for 1998-2001 provide performance for the Initial Class (I Class) of the Portfolio, adjusted to reflect the higher operating expenses of the ADV Class. The bar chart figures shown for 2002-2004 provide performance for the ADV Class of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.


[CHART]

1998     18.52%
1999     57.65%
2000    (20.00)%
2001    (27.31)%
2002    (18.49)%
2003     28.80%
2004     18.34%


      The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the higher operating expenses of the ADV Class, was 30.77% in the fourth quarter of 1999; the worst was (19.61)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                          1 YEAR    5 YEARS   SINCE INCEPTION
       ING JPMorgan Fleming International Portfolio (S Class)             18.65%       N/A         7.17%
       ING JPMorgan Fleming International Portfolio (ADV Class)           18.34%       N/A         6.88%
       Morgan Stanley Capital International Europe, Australasia
       and Far East Index                                                 20.70%       N/A        12.18%(1)
       Morningstar Foreign Large Blend Average                            17.59%     (2.93)%       9.54%(1)
       ING JPMorgan Fleming International Portfolio (I Class)             18.31%     (6.31)%       4.55%(2)
       Morgan Stanley Capital International Europe, Australasia
       and Far East Index                                                 20.70%     (0.80)%       5.74%(2)
       Morningstar Foreign Large Blend Average                            17.59%     (2.93)%       4.45%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 1, 1997.

      In the table, the I Class returns are calculated using the higher expenses of ADV Class. The S Class, ADV Class and I Class total returns are compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") and the Morningstar Foreign Large Blend Average. The MSCI EAFE Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australasia, and the Far East. The Morningstar Foreign Large Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and the ADV Class of the Portfolio commenced operations on December 10, 2001.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO
          SUB-ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC. ("JPMIM")

-     INVESTMENT OBJECTIVE

      Growth from capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMIM believes to be undervalued. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. Market capitalization is the total market value of a company's shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

      The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts. The Portfolio also may use derivatives to hedge various market risks or to increase the Portfolio's income.

      JPMIM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK

                              DIVERSIFICATION RISK

                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

      The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003     29.68%
2004     20.31%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 13.95% in the second quarter of 2003; the worst was (9.77)% in the third quarter of 2002.

      PERIODS ENDED DECEMBER 31, 2004


                                                              1 YEAR       SINCE INCEPTION
       ING JPMorgan Mid Cap Value Portfolio (S Class)         20.59%           14.93%
       ING JPMorgan Mid Cap Value Portfolio (ADV Class)       20.31%           14.66%
       Russell MidCap Value Index                             23.71%           14.39%(1)
       Morningstar Mid Cap Value Average                      17.90%           10.87%(1)


      ----------
      (1) Since May 1, 2002.


      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Russell MidCap Value Index and the Morningstar Mid Cap Value Average. The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The Morningstar Mid Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on May 1, 2002.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
          SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

-     INVESTMENT OBJECTIVE


      Capital appreciation.


-     PRINCIPAL INVESTMENT STRATEGIES


      The Portfolio invests primarily (at least 65% of its net assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flows. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


      MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

      The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.


      The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


      MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE


      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio introduced the S Class and ADV Class shares on December 10, 2001. Therefore, the bar chart figures shown for 1998-2001 provide performance for the Initial Class (I Class) of the Portfolio, adjusted to reflect the higher operating expenses of the ADV Class. The bar chart figures shown for 2002-2004 provide performance for the ADV Class of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.


[CHART]

1998     26.13%
1999     48.07%
2000     (6.18)%
2001    (25.15)%
2002    (30.51)%
2003     27.44%
2004     12.36%


      The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the higher operating expenses of the ADV Class, was 29.11% in the fourth quarter of 1999; the worst was (27.79)% in the third quarter of 2001.


      PERIODS ENDED DECEMBER 31, 2004


                                                             1 YEAR   5 YEARS     SINCE INCEPTION
       ING MFS Capital Opportunities Portfolio (S Class)     12.63%      N/A         (0.04)%
       ING MFS Capital Opportunities Portfolio (ADV Class)   12.36%      N/A         (0.29)%
       S&P 500 Index                                         10.88%      N/A          3.78%(1)
       Morningstar Large Blend Fund Average                   9.96%    (1.77)%        3.44%(1)
       ING MFS Capital Opportunities Portfolio (I Class)     12.32%    (6.93)%        4.02%(2)
       S&P 500 Index                                         10.88%    (2.30)%        4.96%(2)
       Morningstar Large Blend Fund Average                   9.96%    (1.77)%        4.45%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 1, 1997.

      In the table, the I Class returns are calculated using the higher expenses of ADV Class. The S Class, ADV Class and I Class total returns are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on December 10, 2001.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                       ING OPCAP BALANCED VALUE PORTFOLIO
                    SUB-ADVISER: OPCAP ADVISORS LLC ("OPCAP")

-     INVESTMENT OBJECTIVE


      Capital growth, and secondarily, investment income. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.


-     PRINCIPAL INVESTMENT STRATEGIES

      Under normal market conditions, the Portfolio invests at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 75% of its total assets invested in equities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities, and U.S. government securities. U.S. government securities include a variety of securities issued by the U.S. Treasury or by U.S. government-related entities. While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

      To seek long-term growth of net asset value per share, the Portfolio normally invests half or more of its assets in common stocks that OpCap believes are undervalued in the marketplace, mainly the common stocks of U.S. issuers or companies with significant U.S. operations. The Portfolio also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Portfolio also buys corporate and government bonds, notes, and other debt securities for investment income and capital appreciation, which can include securities below investment grade.

      OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases.

      OpCap allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the Portfolio might hold stocks, bonds, and money market instruments in different proportions at different times. OpCap might increase the relative emphasis of investments in bonds and other fixed income securities, instead of stocks when it thinks that:

      - common stocks in general appear to be overvalued,

      - debt securities present better capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality, or

      - it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

      OpCap may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objectives. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                               INDUSTRY FOCUS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         U.S. GOVERNMENT SECURITIES RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002    (21.46)%
2003     30.08%
2004     10.00%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 15.33% in the second quarter of 2003; the worst was (15.55)% in the second quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                1 YEAR      SINCE INCEPTION
       ING OpCap Balanced Value Portfolio (S Class)             10.32%           3.74%
       ING OpCap Balanced Value Portfolio (ADV Class)           10.00%           3.48%
       60% S&P 500 Index/40% Lehman Brothers Intermediate
       Government/Credit Bond Index                              8.90%           3.92%(1)
       Morningstar Moderate Allocation Average                   8.62%           4.85%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 31, 2001.

      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the 60% S&P 500 Index/40% LB Intermediate Government/Credit Bond Index and the Morningstar Moderate Allocation Average. The 60% S&P 500 Index/40% LB Intermediate Government/Credit Bond Index is a combination of the S&P 500 Index and the LB Intermediate Government/Credit Bond Index. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The LB Intermediate Government/Credit Bond Index is an index made up of the Lehman Brothers Intermediate Government and Credit Bond indices, including U.S. government Treasury and agency securities as well as corporate and yankee bonds. The Morningstar Moderate Allocation Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on December 10, 2001.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING OPPENHEIMER GLOBAL PORTFOLIO
                   (FORMERLY ING MFS GLOBAL GROWTH PORTFOLIO)
               SUB-ADVISER: OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")

-     INVESTMENT OBJECTIVE

      Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests mainly in common stocks of companies in the U.S. and foreign countries. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

      The Portfolio is not required to allocate its investments in any set percentages in any particular countries. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically the Portfolio invests in a number of different countries.

      In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S companies with high growth potential. Oppenheimer uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

      Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

      - stocks of small-, mid-, and large-cap growth-oriented companies worldwide;

      - companies that stand to benefit from global growth trends;

      - businesses with strong competitive positions and high demand for their products or services; and

      - cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

      In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

      Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                              ASSET ALLOCATION RISK
                                  CURRENCY RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                              GEOGRAPHIC FOCUS RISK
                                GROWTH STOCK RISK
                               INDUSTRY FOCUS RISK
                             MARKET AND COMPANY RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003     31.50%
2004     14.71%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 15.47% in the second quarter of 2003; the worst was (14.35)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                           1 YEAR    SINCE INCEPTION
       ING Oppenheimer Global Portfolio (S Class)          15.01%           9.43%
       ING Oppenheimer Global Portfolio (ADV Class)        14.71%           9.17%
       MSCI World Index                                    15.25%           9.63%(1)
       MSCI All Country World Index                        15.75%          10.09%(1)
       Morningstar World Stock Average                     15.16%           9.20%(1)


      ----------
      (1) Since May 1, 2002.


      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the MSCI World Index, the MSCI All Country World Index and the Morningstar World Stock Average. The MSCI World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The MSCI All Country World Index is a broad-based unmanaged index of developed country and emerging market equities. The Morningstar World Stock Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on May 1, 2002. Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as ING MFS Global Growth Portfolio. Effective November 8, 2004, the Portfolio changed its strategy and the MSCI World Index was designated as the comparative index for the Portfolio since it more closely reflects the performance of the securities in which the Portfolio invests.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
               SUB-ADVISER: OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")

-     INVESTMENT OBJECTIVE

      High level of current income principally derived from interest on debt securities. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests mainly in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade high-yield securities of U.S. and foreign companies. Those debt securities typically include:

      - short, medium and long-term foreign government and U.S. government bonds and notes;

      - collateralized mortgage obligations ("CMOs");

      - other mortgage-related securities and asset-backed securities;

      - participation interests in loans;

      - "structured" notes;

      - lower-grade, high-yield domestic and foreign corporate debt obligations; and

      - "zero-coupon" or "stripped" securities.

      Under normal market conditions, the Portfolio invests in each of these three market sectors. However, the Portfolio is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The Portfolio can invest up to 100% of its assets in any one sector at any time, if Oppenheimer believes that in doing so the Portfolio can achieve its objective without undue risk. The Portfolio can invest in securities having short-, medium-, or long-term maturities and may invest without limit in lower-grade, high-yield debt obligations, also called "junk bonds."

      The Portfolio's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. The Portfolio can also use hedging instruments and certain derivative investments, primarily CMOs and "structured" notes, to try to enhance income or to try to manage investment risks. These investments are more fully explained in "Additional Information About Investment Strategies."

      In selecting securities for the Portfolio, Oppenheimer analyzes the overall investment opportunities and risks in individual national economies. Oppenheimer's overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities. Oppenheimer may try to take advantage of the lack of correlation of price movements that may occur among the three sectors from time to time. Oppenheimer currently focuses on the factors below (some of which may vary in particular cases and may change over time):

      - securities offering high current income;

      - overall diversification for the Portfolio by seeking securities whose markets and prices tend to move in different directions; and

      - relative values among the three major market sectors in which the Portfolio invests.

      Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

      The principal risks of investing in the Portfolio are listed below and discussed under "Summary of Principal Risks." Oppenheimer tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Portfolio's assets in any one issuer. The Portfolio's diversification strategies, both with respect to securities in different sectors and securities issued by different companies and governments, are intended to help reduce the volatility of the Portfolio's share prices while seeking current income. Also, the Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry. THERE CAN BE NO ASSURANCE THAT ANY OF THESE TECHNIQUES WILL BE SUCCESSFUL IN MITIGATING RISK.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                   CREDIT RISK
                             CREDIT DERIVATIVES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PREPAYMENT OR CALL RISK
                             SECTOR ALLOCATION RISK
                         U.S. GOVERNMENT SECURITIES RISK
                                ZERO-COUPON RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The Portfolio commenced operations on November 8, 2004. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING PIMCO TOTAL RETURN PORTFOLIO
        SUB-ADVISER: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO")

-     INVESTMENT OBJECTIVE

      Maximum total return, consistent with capital preservation and prudent investment management. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

      The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed and emerging markets countries. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

      Investments in fixed-income securities may include debt securities of the U.S. government, its agencies and instrumentalities, debt securities of U.S. corporations, mortgage-backed securities and asset-backed securities. U.S. government securities include a variety of securities issued by U.S. government entities that are backed by the full faith and credit of the United States (such as the Government National Mortgage Association and the Federal Housing Administration) or whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or that are backed solely by the credit of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal Home Loan Banks). While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

      The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

      PIMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK

                           U.S. GOVERNMENT SECURITIES


      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

      PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003      3.86%
2004      4.06%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 4.14% in the third quarter of 2002; the worst was (2.21)% in the second quarter of 2004.


      PERIODS ENDED DECEMBER 31, 2004


                                                       1 YEAR      SINCE INCEPTION
       ING PIMCO Total Return Portfolio (S Class)       4.33%           6.17%
       ING PIMCO Total Return Portfolio (ADV Class)     4.06%           5.91%
       Lehman Brothers Aggregate Bond Index             4.34%           6.19%(1)
       Morningstar Intermediate-Term Bond Average       3.81%           5.74%(1)


      ----------
      (1) Since May 1, 2002.

      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Lehman Brothers Aggregate Bond Index and the Morningstar Intermediate-Term Bond Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The Morningstar Intermediate-Term Bond Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on May 1, 2002.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
          SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC ("SaBAM")

-     INVESTMENT OBJECTIVE


      Long-term growth of capital.


-     PRINCIPAL INVESTMENT STRATEGIES


      The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


      SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

      The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

      The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

      SaBAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK

                           CONVERTIBLE SECURITIES RISK

                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                            ISSUER CONCENTRATION RISK
                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE


      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio introduced the S Class and ADV Class shares on December 10, 2001. Therefore, the bar chart figures shown for 1998-2001 provide performance for the Initial Class (I Class) of the Portfolio, adjusted to reflect the higher operating expenses of the ADV Class. The bar chart figures shown for 2002-2004 provide performance for the ADV Class of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.


[CHART]

1998     29.02%
1999     50.15%
2000    (29.16)%
2001    (25.59)%
2002    (35.64)%
2003     37.49%
2004      9.18%


      The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the higher operating expenses of the ADV Class, was 34.17% in the fourth quarter of 1999; the worst was (30.91)% in the third quarter of 2001.


      PERIODS ENDED DECEMBER 31, 2003


                                                                          1 YEAR    5 YEARS    SINCE INCEPTION
       ING Salomon Brothers Aggressive Growth Portfolio (S Class)          9.44%       N/A         (1.16)%
       ING Salomon Brothers Aggressive Growth Portfolio (ADV Class)        9.18%       N/A         (1.40)%
       Russell 3000 Growth Index                                           6.93%       N/A          0.33%(1)
       S&P 500 Index                                                      10.88%       N/A          3.78%(1)
       Morningstar Large Growth Fund Average                               7.64%     (7.64)%        0.47%(1)
       ING Salomon Brothers Aggressive Growth Portfolio (I Class)          9.17%    (12.64)%       (0.36)%(2)
       Russell 3000 Growth Index                                           6.93%     (8.87)%        1.96%(2)
       S&P 500 Index                                                      10.88%     (2.30)%        4.96%(2)
       Morningstar Large Growth Fund Average                               7.64%     (7.64)%        3.34%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 1, 1997.

      In the table, the I Class returns are calculated using the higher expenses of ADV Class. The S Class, ADV Class and I Class total returns are compared with the Russell 3000 Growth Index, the S&P 500 Index and the Morningstar Large Growth Fund Average. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Prior to December 16, 2002, the Portfolio was managed by MFS and was known as the ING MFS Emerging Equities Portfolio. The S Class and the ADV Class of the Portfolio commenced operations on December 10, 2001.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
          SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC ("SaBAM")

-     INVESTMENT OBJECTIVE

      Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES


      The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.


      The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

      SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

      When evaluating an individual stock, SaBAM looks for:


      - Low market valuations measured by SaBAM's valuation models; and


      - Positive changes in earnings prospects because of factors such as:

        - New, improved or unique products and services;
        - New or rapidly expanding markets for the company's products;
        - New management;
        - Changes in the economic, financial regulatory or political environment particularly affecting the company;
        - Effective research, product development and marketing; and
        - A business strategy not yet recognized by the marketplace.


      SaBAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK

                              DIVERSIFICATION RISK

                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

      The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This may magnify the Portfolio's losses from events affecting a particular issuer. However, SaBAM seeks to diversify the Portfolio's investments across industries, which may help reduce this risk.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002   (24.79)%
2003    40.31%
2004     8.20%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 18.43% in the second quarter of 2003; the worst was (23.63)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                         1 YEAR       SINCE INCEPTION
       ING Salomon Brothers Fundamental Value Portfolio (S Class)         8.44%            4.99%
       ING Salomon Brothers Fundamental Value Portfolio (ADV Class)       8.20%            4.75%
       Russell 3000 Index                                                11.95%            5.15%(1)
       S&P 500 Index                                                     10.88%            3.78%(1)
       Morningstar Mid Cap Blend Fund Average                            16.00%            9.87%(2)
       Morningstar Large Blend Fund Average                               9.96%            3.04%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 31, 2001.


      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Russell 3000 Index, the S&P 500 Index, the Morningstar Mid Cap Blend Fund Average and the Morningstar Large Blend Fund Average. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Mid Cap and Large Blend Fund Averages are each a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on December 10, 2001.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
               (FORMERLY ING ALGER CAPITAL APPRECIATION PORTFOLIO)

          SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC ("SaBAM")


-     INVESTMENT OBJECTIVE

      Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio normally invests at least 80% of its net assets in equity securities of large-cap companies and related investments. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. For the purposes of this 80% policy, large cap companies are considered to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio are still considered to be securities of large cap companies for purposes of this 80% policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

      SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM attempts to identify established large capitalization companies with the highest growth potential. SaBAM then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, SaBAM attempts to identify the best values available among the growth companies listed.

      In selecting individual companies for investment, SaBAM considers:


      - favorable earnings prospectus;

      - technological innovation;

      - industry dominance;

      - competitive producers and services;

      - global scope;

      - long-term operating history;

      - consistent and sustainable long-term growth in dividends and earnings per share;

      - strong cash flow;

      - high return on equity;

      - strong financial condition; and


      - experienced and effective management.

      SaBAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares for the first full calendar year of operations. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2004      6.21%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 11.34% in the fourth quarter of 2004; the worst was (9.97%) in the fourth quarter of 2004.


      PERIODS ENDED DECEMBER 31, 2004


                                                                         1 YEAR    SINCE INCEPTION
       ING Salomon Brothers Large Cap Growth Portfolio (S Class)          6.45%        16.35%
       ING Salomon Brothers Large Cap Growth Portfolio (ADV Class)        6.21%        16.14%
       Russell 1000 Growth Index                                          6.30%        16.95%(1)
       S&P 500 Index                                                     10.88%        20.32%(1)
       Morningstar Large Growth Fund Average                              7.64%        17.30%(1)


      ----------
      (1) Since May 1, 2003.


      In the table, the S Class and the ADV Class average annual total returns for the periods shown are compared with the Russell 1000 Growth Index, the S&P 500 Index and the Morningstar Large Growth Fund Average. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on May 1, 2003. Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Capital Appreciation Portfolio. On November 8, 2004, the Portfolio's strategy was changed to one of investing primarily in large-capitalization companies.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
                (FORMERLY ING ALGER AGGRESSIVE GROWTH PORTFOLIO)
          SUB-ADVISER: T. ROWE PRICE ASSOCIATES INC. ("T. ROWE PRICE")

-     INVESTMENT OBJECTIVE

      Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES


      The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. T. Rowe Price focuses on mid-size companies whose earnings are expected to grow at a rate faster than the average company.

      The Portfolio may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the Russell MidCap Growth Index and the S&P 400 Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges.


      Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:

      - a demonstrated ability to consistently increase revenues, earnings, and cash flow;

      - capable management;

      - attractive business niches; and

      - a sustainable competitive advantage.

      In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Portfolio's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

      While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's investment objective.

      T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002    (30.32)%
2003     44.29%
2004      8.32%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 19.81% in the second quarter of 2003; the worst was (18.62)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                                 1 YEAR        SINCE INCEPTION
       ING T. Rowe Price Diversified Mid Cap Growth Portfolio (S Class)           8.56%             3.32%
       ING T. Rowe Price Diversified Mid Cap Growth Portfolio (ADV Class)         8.32%             3.11%
       S&P 400 Index                                                             16.48%            12.05%(1)
       Russell MidCap Growth Index                                               15.48%             7.28%(1)
       Morningstar Mid-Cap Growth Fund Average                                   12.93%             3.61%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 31, 2001.

      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 400 Index, the Russell MidCap Growth Index and the Morningstar Mid-Cap Growth Fund Average. The S&P 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Russell MidCap Growth Index as an additional benchmark. The Russell MidCap Growth Index is an index of common stocks designed to track performance of mid-capitalization companies with greater than average growth orientation. The Morningstar Mid-Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on December 10, 2001. Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Aggressive Growth Portfolio. Effective November 8, 2004 the Portfolio's strategy was changed to one of investing 80% of the costs in mid-capitalization companies.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
          SUB-ADVISER: T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")

-     INVESTMENT OBJECTIVE


      Long-term capital growth, and secondarily, increasing dividend income.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe Price seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe Price seeks companies with a lucrative niche in the economy that T. Rowe Price believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

      The Portfolio may also purchase foreign stocks, hybrid securities, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio's investments in foreign securities are limited to 30% of total assets.


      In pursuing its investment objectives, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


      T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK

                              EMERGING MARKETS RISK

                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                             MARKET AND COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE


      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio introduced the S Class and ADV Class shares on December 10, 2001. Therefore, the bar chart figures shown for 1998-2001 provide performance for Initial Class (I Class) of the Portfolio, adjusted to reflect the higher operating expenses of the ADV Class. The bar chart figures shown for 2002-2004 provide performance for the ADV Class of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.


[CHART]

1998     26.96%
1999     21.71%
2000     (0.53)%
2001    (10.67)%
2002    (23.68)%
2003     30.30%
2004      9.47%


      The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the higher operating expenses of the ADV Class, was 22.94% in the fourth quarter of 1998; the worst was (15.47)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                   1 YEAR    5 YEARS     SINCE INCEPTION
       ING T. Rowe Price Growth Equity Portfolio (S Class)          9.74%       N/A           2.95%
       ING T. Rowe Price Growth Equity Portfolio (ADV Class)        9.47%       N/A           2.70%
       S&P 500 Index                                               10.88%       N/A           3.78%(1)
       Morningstar Large Growth Fund Average                        4.64%     (7.64)%         0.47%(1)
       ING T. Rowe Price Growth Equity Portfolio (I Class)          9.48%     (0.66)%         6.14%(2)
       S&P 500 Index                                               10.88%     (2.30)%         4.96%(2)
       Morningstar Large Growth Fund Average                        7.64%     (7.64)%         3.34%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 1, 1997.

      In the table, the I Class returns are calculated using the higher expenses of ADV Class. The S Class, ADV Class and I Class total returns are compared with the S&P 500 Index and the Morningstar Large Growth Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on December 10, 2001.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
   SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS GLOBAL AM")

-     INVESTMENT OBJECTIVE


      Long-term growth of capital and future income.


-     PRINCIPAL INVESTMENT STRATEGIES


      Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Portfolio defines large capitalization companies as those with a market capitalization range equal to that of the Portfolio's benchmark, the Russell 1000 Index. As of December 31, 2004, the capitalization of companies represented in the Russell 1000 Index ranged between $495 million and $358.2 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the Portfolio emphasizes large capitalization stocks, but also may hold small and mid-capitalization stocks. The Portfolio may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

      In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. UBS Global AM will select a security whose fundamental value it estimates to be greater than its market value at any given time for each stock under analysis. UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

      UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE


      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, the bar chart figures shown for 1998-2001 provide performance for the Initial Class (I Class) of the Portfolio, adjusted to reflect the higher operating expenses of the ADV Class. The bar chart figures shown for 2002-2004 provide performance for the ADV Class of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.


[CHART]

1998     22.39%
1999     23.43%
2000     (4.97)%
2001    (21.30)%
2002    (25.27)%
2003     24.35%
2004     14.21%


      The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 22.57% in the fourth quarter of 1998; the worst was (19.38)% in the third quarter of 2001.

      PERIODS ENDED DECEMBER 31, 2004


                                                               1 YEAR    5 YEARS   SINCE INCEPTION
       ING UBS U.S. Large Cap Equity Portfolio (S Class)       14.59%       N/A         2.10%
       ING UBS U.S. Large Cap Equity Portfolio (ADV Class)     14.21%       N/A         1.89%
       S&P 500 Index                                           10.88%       N/A         3.78%(1)
       Russell 1000 Index                                      11.40%       N/A         4.51%(1)
       Morningstar Large Blend Fund Average                     9.96%     (1.77)%       3.44%(1)
       ING UBS U.S. Large Cap Equity Portfolio (I Class)       14.18%     (4.53)%       2.32%(2)
       S&P 500 Index                                           10.88%     (2.30)%       4.96%(2)
       Russell 1000 Index                                      11.40%     (1.76)%       5.22%(2)
       Morningstar Large Blend Fund Average                     9.96%     (1.77)%       4.45%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 1, 1997.

      In the table, the I Class returns are calculated using the higher expenses of ADV Class. The S Class and ADV Class total returns are compared with the S&P 500 Index, the Russell 1000 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class commenced operations on December 10, 2001.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO
                             SUB-ADVISER: VAN KAMPEN

-     INVESTMENT OBJECTIVE

      Seeks capital growth and income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to posses the potential for capital growth and income.

      Portfolio securities are typically sold when Van Kampen's assessment of the capital growth and income potential for such securities materially changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.

      Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003     29.34%
2004     16.41%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 16.01% in the second quarter of 2003; the worst was (18.06)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                              1 YEAR   SINCE INCEPTION
       ING Van Kampen Comstock Portfolio (S Class)            16.74%        9.30%
       ING Van Kampen Comstock Portfolio (ADV Class)          16.41%        9.01%
       S&P 500 Index                                          10.88%        6.40%(1)
       S&P BARRA Value Index                                  15.71%        8.86%(1)
       Morningstar Large Value Average                        12.91%        6.72%(1)


      ----------
      (1) Since May 1, 2002.

      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 500 Index, the S&P Barra Value Index and the Morningstar Large Value Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P BARRA Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value. The Morningstar Large Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on May 1, 2002.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
                  (FORMERLY ING UBS U.S. ALLOCATION PORTFOLIO)

                             SUB-ADVISER: VAN KAMPEN


-     INVESTMENT OBJECTIVE

      Total return, consisting of long-term capital appreciation and current income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES


      Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody's or unrated securities determined by Van Kampen to be of comparable quality. The composition of the Portfolio's investments will vary over time based upon evaluations of economic conditions by Van Kampen and its belief about which securities would best accomplish the Portfolio's investment objective. The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen believes offer the potential for income and long-term growth of capital. Portfolio securities are typically sold when the assessments of Van Kampen of income or growth potential of such securities materially change. Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing equity securities. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

      Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                              ASSET ALLOCATION RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                             PREPAYMENT OR CALL RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's ADV Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

[CHART]

2002    (23.35)%
2003     26.76%
2004     10.32%


      The best calendar quarter return since inception of the ADV Class of the Portfolio was 14.82% in the second quarter of 2003; the worst was (17.59)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                 1 YEAR     SINCE INCEPTION
       ING Van Kampen Equity and Income Portfolio (S Class)      10.62%          2.25%
       ING Van Kampen Equity and Income Portfolio (ADV Class)    10.32%          1.98%
       S&P 500 Index                                             10.88%          3.78%(1)
       Russell 1000 Value Index                                  16.49%          9.15%(1)
       Morningstar Moderate Allocation Category Average           8.62%          4.85%(2)


      ----------

      (1) Since December 1, 2001.
      (2) Since December 31, 2001.

      In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 500 Index, the Russell 1000 Value Index and the Morningstar Moderate Allocation Category Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower than forecasted growth values. The Morningstar Moderate Allocation Category Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S Class and ADV Class of the Portfolio commenced operations on December 10, 2001. Prior to November 8, 2004, the Portfolio was sub-advised by UBS Global Asset Management (US) Inc. and was known as ING UBS U.S. Allocation Portfolio. As of November 8, 2004, the Portfolio's strategy changed from investing primarily in equity securities to investing primarily in equity and income securities.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                           PORTFOLIO FEES AND EXPENSES

      This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Portfolios. Shareholders who acquire portfolio shares through a Qualified Plan or insurance company separate account should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement for a description of additional charges that may apply.

      SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not applicable.

                                 S CLASS SHARES

                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
            (BASED ON ACTUAL EXPENSES INCURRED DURING THE MOST RECENT
   FISCAL YEAR THAT ARE DEDUCTED FROM ASSETS OF THE S CLASS OF EACH PORTFOLIO)



                                                                                                   GROSS                   TOTAL NET
                                                                                                   ANNUAL                   ANNUAL
                                             MANAGEMENT  DISTRIBUTION                            OPERATING    WAIVERS AND  OPERATING
                                                FEE      (12b-1) FEES        OTHER EXPENSES       EXPENSES  REIMBURSEMENTS  EXPENSES
                                             ----------  ------------ -------------------------- ---------  -------------- ---------
                                                                         ADMIN.     SHAREHOLDER
                                                                      SERVICES FEE  SERVICES FEE
       American Century Large Company Value     0.80%         --         0.20%         0.25%       1.25%          --        1.25%
       American Century Select                  0.64%(2)      --         0.02%(3)      0.25%       0.91%          --        0.91%
       American Century Small Cap Value         1.00%         --         0.40%(4)      0.25%       1.65%       (0.10)%      1.55%
       Baron Small Cap Growth                   0.85%         --         0.40%(4)      0.25%       1.50%       (0.05)%      1.45%
       Fundamental Research                     0.60%         --         0.20%         0.25%       1.05%          --        1.05%
       Goldman Sachs(R) Capital Growth          0.85%         --         0.20%         0.25%       1.30%          --        1.30%
       Goldman Sachs(R) Core Equity             0.70%         --         0.20%         0.25%       1.15%          --        1.15%
       JPMorgan Fleming International           0.80%         --         0.20%         0.25%       1.25%          --        1.25%
       JPMorgan Mid Cap Value                   0.75%         --         0.35%         0.25%       1.35%          --        1.35%
       MFS Capital Opportunities                0.65%         --         0.25%         0.25%       1.15%          --        1.15%
       OpCap Balanced Value                     0.80%         --         0.20%         0.25%       1.25%          --        1.25%
       Oppenheimer Global                       0.60%         --         0.06%(3)      0.25%       0.91%          --        0.91%
       Oppenheimer Strategic Income(5)          0.50%         --         0.04%         0.25%(6)    0.79%       (0.04)%      0.75%
       PIMCO Total Return                       0.50%         --         0.35%         0.25%       1.10%          --        1.10%
       Salomon Brothers Aggressive Growth       0.70%         --         0.12%         0.25%       1.07%          --        1.07%
       Salomon Brothers Fundamental Value       0.90%         --         0.20%         0.25%       1.35%          --        1.35%
       Salomon Brothers Large Cap Growth        0.64%(2)      --         0.23%(3)      0.25%       1.12%          --        1.12%
       T. Rowe Price Diversified
         Mid Cap Growth                         0.64%(2)      --         0.02%(3)      0.25%       0.91%          --        0.91%
       T. Rowe Price Growth Equity              0.60%         --         0.15%         0.25%       1.00%          --        1.00%
       UBS U.S. Large Cap Equity                0.70%         --         0.15%         0.25%       1.10%          --        1.10%
       Van Kampen Comstock                      0.60%         --         0.35%(4)      0.25%       1.20%       (0.07)%      1.13%
       Van Kampen Equity and Income             0.55%(2)      --         0.02%(3)      0.25%       0.82%          --        0.82%



      (1) The table shows the estimated operating expenses for each Portfolio by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any.
      (2) Effective December 1, 2004, Management Fees were restated to reflect a decrease as follows: from 0.80% to 0.64% for ING American Century Select Portfolio, from 0.70% to 0.64% for ING Salomon Brothers Large Cap Growth Portfolio, from 0.85% to 0.64% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, and from 0.85% to 0.55% for ING Van Kampen Equity and Income Portfolio.
      (3) Effective December 1, 2004, the Administrative Fees were restated to reflect an increase/decrease as follows: 0.20% to 0.02% for ING American Century Select Portfolio, ING Van Kampen Equity and Income Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio; from 0.60% to 0.06% for ING Oppenheimer Global Portfolio; and from 0.20% to 0.23% for ING Salomon Brothers Large Cap Growth Portfolio.
      (4) The Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expense for ING American Century Small Cap Value, ING Baron Small Cap Growth and ING Van Kampen Comstock Portfolios so that the Total Net Annual Operating Expenses for these Portfolios shall not exceed 1.55%, 1.45% and 1.13%, respectively, through May 1, 2006. Without this waiver, the Total Net Annual Operating Expense would be 1.65% for ING American Century Small Cap Value, 1.50% for ING Baron Small Cap Growth and 1.20% for ING Van Kampen Comstock Portfolios.
      (5) The ING Oppenheimer Strategic Income Portfolio has not had a full year of operations, therefore the expenses are based on estimated expenses for the current fiscal year.
      (6) The Distributor has contractually agreed to waive all or a portion of its Shareholder Services fees and/or reimburse Shareholder Services fees for the ING Oppenheimer Strategic Income Portfolio so that Total Net Annual Operating Expenses does not exceed 0.75% through
          April 30, 2006. Without this waiver, the Total Net Annual Operating Expenses would be 0.79%.

   EXAMPLE


       The Example is intended to help you compare the cost of investing in S Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the S Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      1 YEAR       3 YEARS        5 YEARS      10 YEARS
       American Century Large Company Value            $127         $397           $686         $1,511
       American Century Select                           93          290            504          1,120
       American Century Small Cap Value(1)              158          511            888          1,946
       Baron Small Cap Growth(1)                        148          469            814          1,786
       Fundamental Research                             107          334            579          1,283
       Goldman Sachs(R) Capital Growth                  132          412            713          1,568
       Goldman Sachs(R) Core Equity                     117          365            633          1,398
       JPMorgan Fleming International                   127          397            686          1,511
       JPMorgan Mid Cap Value                           137          428            739          1,624
       MFS Capital Opportunities                        117          365            633          1,398
       OpCap Balanced Value                             127          397            686          1,511
       Oppenheimer Global                                93          290            504          1,120
       Oppenheimer Strategic Income(1)                   77          248            435            974
       PIMCO Total Return                               112          350            606          1,340
       Salomon Brothers Aggressive Growth               109          340            590          1,306
       Salomon Brothers Fundamental Value               137          428            739          1,624
       Salomon Brothers Large Cap Growth                114          356            617          1,363
       T. Rowe Price Diversified Mid Cap Growth          93          290            504          1,120
       T. Rowe Price Growth Equity                      102          318            552          1,225
       UBS U.S. Large Cap Equity                        112          350            606          1,340
       Van Kampen Comstock(1)                           115          374            653          1,448
       Van Kampen Equity and Income                      84          262            455          1,014


    ----------
    (1) The Example reflects the contractual expense limit for the one-year period and the first year of the three-, five-, and ten-year periods.

                               ADV CLASS SHARES(1)
                       ANNUAL PORTFOLIO OPERATING EXPENSES
   (BASED ON ACTUAL EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR THAT
          ARE DEDUCTED FROM ASSETS OF THE ADV CLASS OF EACH PORTFOLIO)



                                                                                                   GROSS                   TOTAL NET
                                                                                                   ANNUAL                   ANNUAL
                                             MANAGEMENT  DISTRIBUTION                            OPERATING    WAIVERS AND  OPERATING
                                                FEE      (12b-1) FEES        OTHER EXPENSES       EXPENSES  REIMBURSEMENTS  EXPENSES
                                             ----------  ------------ -------------------------- ---------  -------------- ---------
                                                                         ADMIN.     SHAREHOLDER
                                                                      SERVICES FEE  SERVICES FEE
       American Century Large Company Value     0.80%       0.25%        0.20%         0.25%       1.50%          --        1.50%
       American Century Select                  0.64%(2)    0.25%        0.02%(3)      0.25%       1.16%          --        1.16%
       American Century Small Cap Value         1.00%       0.25%        0.40%(4)      0.25%       1.90%       (0.10)%      1.80%
       Baron Small Cap Growth                   0.85%       0.25%        0.40%(4)      0.25%       1.75%       (0.05)%      1.70%
       Fundamental Research                     0.60%       0.25%        0.20%         0.25%       1.30%          --        1.30%
       Goldman Sachs(R) Capital Growth          0.85%       0.25%        0.20%         0.25%       1.55%          --        1.55%
       Goldman Sachs(R) Core Equity(3)          0.70%       0.25%        0.20%         0.25%       1.40%          --        1.40%
       JPMorgan Fleming International           0.80%       0.25%        0.20%         0.25%       1.50%          --        1.50%
       JPMorgan Mid Cap Value                   0.75%       0.25%        0.35%         0.25%       1.60%          --        1.60%
       MFS Capital Opportunities                0.65%       0.25%        0.25%         0.25%       1.40%          --        1.40%
       OpCap Balanced Value                     0.80%       0.25%        0.20%         0.25%       1.50%          --        1.50%
       Oppenheimer Global                       0.60%       0.25%        0.06%(3)      0.25%       1.16%          --        1.16%
       Oppenheimer Strategic Income(5)          0.50%       0.25%        0.04%         0.25%(6)    1.04%       (0.04)%      1.00%
       PIMCO Total Return                       0.50%       0.25%        0.35%         0.25%       1.35%          --        1.35%
       Salomon Brothers Aggressive Growth       0.70%       0.25%        0.12%         0.25%       1.32%          --        1.32%
       Salomon Brothers Fundamental Value       0.90%       0.25%        0.20%         0.25%       1.60%          --        1.60%
       Salomon Brothers Large Cap Growth        0.64%(2)    0.25%        0.23%(3)      0.25%       1.37%          --        1.37%
       T. Rowe Price Diversified
         Mid Cap Growth                         0.64%(2)    0.25%        0.02%(3)      0.25%       1.16%          --        1.16%
       T. Rowe Price Growth Equity              0.60%       0.25%        0.15%         0.25%       1.25%          --        1.25%
       UBS U.S. Large Cap Equity                0.70%       0.25%        0.15%         0.25%       1.35%          --        1.35%
       Van Kampen Comstock                      0.60%       0.25%        0.35%(4)      0.25%       1.45%       (0.07)%      1.38%
       Van Kampen Equity and Income             0.55%(2)    0.25%        0.02%(3)      0.25%       1.07%          --        1.07%



      (1) The table shows the estimated operating expenses for each Portfolio by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any.
      (2) Effective December 1, 2004, Management Fees were restated to reflect a decrease as follows: from 0.80% to 0.64% for ING American Century Select Portfolio, from 0.70% to 0.64% for ING Salomon Brothers Large Cap Growth Portfolio, from 0.85% to 0.64% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, and from 0.85% to 0.55% for ING Van Kampen Equity and Income Portfolio.
      (3) Effective December 1, 2004, the Administrative Fees were restated to reflect an increase/decrease as follows: 0.20% to 0.02% for ING American Century Select Portfolio, ING Van Kampen Equity and Income Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio; from 0.60% to 0.06% for ING Oppenheimer Global Portfolio; and from 0.20% to 0.23% for ING Salomon Brothers Large Cap Growth Portfolio.
      (4) The Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expense for ING American Century Small Cap Value, ING Baron Small Cap Growth and ING Van Kampen Comstock Portfolios so that the Total Net Annual Operating Expenses for these Portfolios shall not exceed 1.80%, 1.70% and 1.38%, respectively, through May 1, 2006. Without this waiver, the Total Net Annual Operating Expense would be 1.90% for ING American Century Small Cap Value, 1.75% for ING Baron Small Cap Growth and 1.45% for ING Van Kampen Comstock Portfolios.
      (5) The ING Oppenheimer Strategic Income Portfolio has not had a full year of operations, therefore the expenses are based on estimated expenses for the current fiscal year.
      (6) The Distributor has contractually agreed to waive all or a portion of its Shareholder Services fees and/or reimburse Shareholder Services fees for the ING Oppenheimer Strategic Income Portfolio so that Total Net Annual Operating Expenses does not exceed 1.00% through
          April 30, 2006. Without this waiver, the Total Net Annual Operating Expenses would be 1.04%.

      EXAMPLE


      The Example is intended to help you compare the cost of investing in ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the ADV Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
      American Century Large Company Value         $153         $474         $  818         $1,791
      American Century Select                       118          368            638          1,409
      American Century Small Cap Value(1)           183          587          1,017          2,214
      Baron Small Cap Growth(1)                     173          546            944          2,058
      Fundamental Research                          132          412            713          1,568
      Goldman Sachs(R) Capital Growth               158          490            845          1,845
      Goldman Sachs(R) Core Equity                  143          443            766          1,680
      JPMorgan Fleming International                153          474            818          1,791
      JPMorgan Mid Cap Value                        163          505            871          1,900
      MFS Capital Opportunities                     143          443            766          1,680
      OpCap Balanced Value                          153          474            818          1,791
      Oppenheimer Global                            118          368            638          1,409
      Oppenheimer Strategic Income(1)               102          327            570          1,267
      PIMCO Total Return                            137          428            739          1,624
      Salomon Brothers Aggressive Growth            134          418            723          1,590
      Salomon Brothers Fundamental Value            163          505            871          1,900
      Salomon Brothers Large Cap Growth             139          434            750          1,646
      T. Rowe Price Diversified Mid Cap Growth      118          368            638          1,409
      T. Rowe Price Growth Equity                   127          397            686          1,511
      UBS U.S. Large Cap Equity                     137          428            739          1,624
      Van Kampen Comstock(1)                        140          452            786          1,729
      Van Kampen Equity and Income                  109          340            590          1,306


----------
    (1) The Example reflects the contractual expense limit for the one-year period and the first year of the three-, five-, and ten-year periods.

                           SUMMARY OF PRINCIPAL RISKS


      The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

      ACTIVE OR FREQUENT TRADING RISK A Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from a Portfolio's performance.

      ASSET ALLOCATION RISK Assets will be allocated among asset classes and markets based on judgments made by the sub-adviser. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.


      CONVERTIBLE SECURITIES RISK The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


      CREDIT RISK An issuer may be unable to make principal and interest payments when due. A Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. A portfolios investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involves credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

      CREDIT DERIVATIVES RISK A Portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A Portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a Portfolio either delivers the defaulted bond (if the Portfolio has taken the short position in the credit default swap note) or pays the par amount of the defaulted bond (if the Portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.


      CURRENCY RISK Exposure to foreign currencies may cause the value of a Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.


      DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.


      DEPOSITARY RECEIPT RISK A Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

      DERIVATIVES RISK Loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.


      DIVERSIFICATION RISK A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

      EMERGING GROWTH RISK A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a Portfolio's net asset value and the value of your investment.


      EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging market countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described below are heightened when investing in emerging markets countries.

      FOREIGN MARKETS RISK Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Portfolios limit foreign investments to securities denominated in U.S. dollars, these Portfolios are generally not subject to the risk of changes in currency valuations.

      GEOGRAPHIC FOCUS RISK A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.


      GROWTH STOCK RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.


      HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK Because a Portfolio can invest without limit in securities rated below investment grade, its credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Portfolio to sell them quickly at an acceptable price. These risks can reduce a Portfolio's share price and the income it earns.

      INDEX TRACKING RISK A Portfolio expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. The performance of a Portfolio's stock investments, however, generally will not be identical to that of the Index because of the fees and expenses borne by a Portfolio and investor purchases and sales of Portfolio shares, which can occur daily.


      INDUSTRY FOCUS RISK To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

      INTEREST RATE RISK A Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

      ISSUER CONCENTRATION RISK Because a Portfolio may invest a relatively large percentage of its assets in a single issuer, a Portfolio's performance may be particularly sensitive to changes in the value of securities of these issuers.


      LARGE POSITIONS RISK A Portfolio may establish significant positions in companies which the sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on a Portfolio's net asset value. A Portfolio's returns may be more volatile than those of a less concentrated portfolio.

      LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.


      LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. A Portfolio has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk.


      MANAGER RISK The sub-adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve a Portfolio's objective. The Sub-Adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

      MARKET AND COMPANY RISK The value of the securities in which a Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

      MARKET TRENDS RISK Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all.

      MID-CAPITALIZATION COMPANY RISK Securities of mid-sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

      MORTGAGE-RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.


      OVER-THE-COUNTER INVESTMENT RISK Equity securities that are traded over the counter may be more volatile than exchange-listed securities and a Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

      PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of a Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that a Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If a Portfolio buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

      SECTOR ALLOCATION RISK The Sub-Adviser's expectations about the relative performance of the three principal sectors in which a Portfolio invests may be inaccurate and a Portfolio's returns might be less than other funds using similar strategies.

      SMALL-CAPITALIZATION COMPANY RISK Investment in small-capitalization companies involves a substantial risk of loss. Small-cap companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

      SMALL- AND MID-CAPITALIZATION COMPANY RISK Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-cap companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.


      STOCK RISK Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.


      UNDERVALUED SECURITIES RISK Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Sub-Adviser invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.


      U.S. GOVERNMENT SECURITIES Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.


      ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

-     TEMPORARY DEFENSIVE INVESTMENT STRATEGY


      Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. The ING American Century Small Cap Value, ING American Century Large Company Value, ING Baron Small Cap Growth and ING PIMCO Total Return Portfolios may each invest up to 100% of their respective assets in cash, high-grade bonds, or cash equivalents for temporary defensive purposes. ING Salomon Brothers Large Cap Growth Portfolio may invest, for temporary defensive purposes, up to 100% of its assets in any type of money market instrument, short-term debt securities or cash. ING American Century Select Portfolio may invest up to 100% of its assets in U.S. government securities. ING Fundamental Research, ING MFS Capital Opportunities, ING Oppenheimer Global, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Van Kampen Equity and Income, ING UBS U.S. Large Cap Equity and ING Van Kampen Comstock Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. ING OpCap Balanced Value Portfolio may invest up to 100% of its assets in temporary defensive investments such as short-term U.S. government securities and money market instruments including commercial paper, high quality corporate debt securities having a remaining maturity of one year or less, other short-term debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. ING Van Kampen Equity and Income Portfolio also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan Fleming International Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada. ING T. Rowe Price Diversified Mid Cap Growth and ING T. Rowe Price Growth Equity Portfolios may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements and/or shares of the T. Rowe Price Reserve Investment Fund. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment objectives.

      For temporary defensive purposes, up to 100% of total assets of ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity Portfolios may be invested in U.S. government securities, repurchase agreements collateralized by U.S. government securities, commercial paper rated at least A-2 by S&P or P-2 by Moody's, CDs, bankers' acceptances, non-convertible preferred stocks or non-convertible corporate bonds with a remaining maturity of less than one year.

      ING JPMorgan Mid Cap Value Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.


      ING Oppenheimer Strategic Income Portfolio may, for temporary defensive purposes or pending the investment proceeds from the sale of Portfolio shares or investment portfolio securities or to meet anticipated redemption of Portfolio shares, may invest up to 100% of its assets in cash or cash equivalents such as U.S. Treasury bills and other short-term U.S. government obligations or higher grade commercial paper.

-     INVESTMENT IN U.S. GOVERNMENT-RELATED ENTITIES


      Each Portfolio may invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


-     ACTIVE TRADING STRATEGY


      Each Portfolio, except for ING Baron Small Cap Growth, ING Fundamental Research and ING JPMorgan Fleming International Portfolios, may engage in active trading to achieve their investment objectives. This may cause these Portfolios to realize higher capital gains as compared to a fund with less active trading, which could increase your tax liability unless you are purchasing shares through a tax-deferred retirement product. Frequent trading also increases transaction costs, which could lower these Portfolios' performance.


      The types of securities in which the Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Fund (see back cover for address and phone number).

               ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. American Century looks for stocks of companies that it believes are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

      Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

      Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested.

      In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of capital growth.

                      ING AMERICAN CENTURY SELECT PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks to achieve its investment objective by investing in stocks of companies American Century believes will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. It also includes companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

      American Century uses a bottom-up approach to select stocks to buy for the Portfolio. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies' earnings and revenues.


      This information is used to help American Century select or hold the stocks of companies it believes will be able to sustain accelerating growth and sell the stocks of companies whose growth begins to slow down. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before.


      American Century will usually purchase common stocks for the Portfolio, but they can purchase other securities as well. The Portfolio may also invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, notes, bonds and other debt securities. The Portfolio generally limits its purchase of debt securities to investment-grade obligations.

      Futures contracts, a type of derivative security, can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of instruments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested.


      In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of long-term capital appreciation.

                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. American Century looks for stocks of companies that they believe are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase those stocks of undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.


      Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

      Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested.


      In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. The Portfolio generally limits its purchase of debt securities to investment grade obligations, except for convertible debt securities, which may be rated below investment grade. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of long-term growth of capital.


                      ING BARON SMALL CAP GROWTH PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

                       ING FUNDAMENTAL RESEARCH PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the Portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM will emphasize stocks of larger companies (although it may also invest in mid-sized companies). ING IM utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.


                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests under normal circumstances at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

      The Portfolio's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Portfolio seeks a broad representation in most major industries and sectors of the U.S. economy.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMorgan Fleming believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.


      The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. JPMIM combines quantitative screening with proprietary fundamental analysis to construct the Portfolio's portfolio. JPMIM uses a wide variety of sources and research companies. These sources include electronic screens, JPMIM's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what JPMIM considers to be the key criteria for financial success. Then, JPMIM uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

      JPMIM may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. JPMIM may sell a security due to opportunity cost. As a result, a new company may displace a current holding. Finally, JPMIM may sell a security due to extreme over valuation. While JPMIM will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies, which MFS believes, have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

      MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

      The Portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

                       ING OPCAP BALANCED VALUE PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. While the Portfolio does not limit its investments to issuers in a particular capitalization range, OpCap currently focuses on securities of mid-size and larger established companies.

      In selecting securities for the Portfolio, OpCap uses a "value" approach to investing. OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process for equity securities includes the following techniques:


      - A "bottom up" analytical approach using fundamental research to focus on a particular issuer before considering industry trends, by evaluating each issuer's characteristics, financial results and management;
      - A search for securities of established companies believed to be undervalued and having a high return on capital, a strong management committed to shareholder value, and positive cash flows; and

      - Ongoing monitoring of issuers for fundamental changes in the company that might alter OpCap's initial expectations about the security and might result in a decision to sell the security.


      The Portfolio also may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. Debt securities are selected primarily for their income possibilities and capital appreciation and their relative emphasis in the Portfolio may be greater when the stock market is volatile. The Portfolio has no limit on the range of maturities of the debt securities it can buy. The debt securities that the Portfolio buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by OpCap. In addition, the Portfolio's investments in debt securities can be above or below investment grade in quality. A listing of the ratings definitions of the principal rating organizations is found in the Appendix A to the Statement of Additional Information (referred to as the SAI).


                        ING OPPENHEIMER GLOBAL PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. The allocation of the Portfolio's investment portfolio among different investments will vary over time based upon Oppenheimer's evaluation of economic and market trends. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus. Oppenheimer tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments. Also, the Portfolio does not concentrate 25% or more of its total assets in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. In addition, from time to time, the Portfolio may increase the relative emphasis of its investments in a particular industry. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

      The foreign securities the Portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in the foreign over-the-counter market. The Portfolio can also buy foreign debt securities.

      The Portfolio's investments include common stocks of foreign and domestic companies that Oppenheimer believes have growth potential. Growth companies can be new or established companies that may be developing new products or services that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies may be applying new technology, new or improved distribution techniques or developing new services that might enable them to capture a dominant or important market position. Growth companies tend to retain a large part of their earnings and therefore, do not tend to emphasize paying dividends and may not pay dividends for some time. They are selected because Oppenheimer believes the price of their stock will increase over the long term. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results, or if growth investing falls out of favor with investors.

      The Portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. In addition, the Portfolio may invest in derivative instruments, including options, futures and forward contracts. The Portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options).

                   ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. The Portfolio's principal investment strategies are discussed under "Portfolio Summary." These strategies involve the allocation of the Portfolio's investment portfolio among the different types of permitted investments. This allocation will vary over time, based upon Oppenheimer's evaluation of economic and market trends. At times, the Portfolio might emphasize investments in one or two sectors because of Oppenheimer's evaluation of the opportunities for high current income from debt securities in those sectors, relative to other sectors. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus.


      The Portfolio can invest in different types of debt securities. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Portfolio buys may be rated by nationally recognized statistical rating organizations or they may be unrated securities assigned an equivalent rating by Oppenheimer. The Portfolio's investments may be investment grade or below investment grade in credit quality and the Portfolio can invest without limit in below investment grade debt securities, commonly known as "junk bonds." These typically offer higher yields than investment grade bonds because investors assume greater risks of default on these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the SAI.


      The Portfolio can invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. The Portfolio does not anticipate having significant investments in those types of securities as part of its normal strategies.

                        ING PIMCO TOTAL RETURN PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks maximum total return. The total return sought consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

      In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and used other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

      PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

      SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.


      The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

      SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors. When evaluating an individual stock, SaBAM looks for:

      - Low market valuations measured by SaBAM's valuation models; and

      - Positive changes in earnings prospects because of factors such as:


        - New, improved or unique products and services;
        - New or rapidly expanding markets for the company's products;
        - New management;
        - Changes in the economic, financial regulatory or political environment particularly affecting the company;
        - Effective research, product development and marketing; and
        - A business strategy not yet recognized by the marketplace.


                 ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. The Portfolio normally invests at least 80% of its net assets in equity securities of large capitalization companies and related instruments. The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. While the Portfolio intends to invest substantially all of its assets in equity securities, the Portfolio may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The Portfolio may invest up to 20% of its assets in equity securities of companies that are not considered to be large capitalization companies.

             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests at least 80% of its total assets in the equity securities of companies that have a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P 400 Index. The Portfolio will be broadly diversified and will focus on mid-size companies whose earnings are expected to grow at a rate faster than the average company.


                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objectives, the Portfolio invests primarily in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

      The Portfolio may also purchase foreign stocks, hybrid instruments, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. Portfolio investments in foreign securities are limited to 30% of total assets.


                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in U.S. equity securities, including dividend paying securities, common stock and preferred stock. The Portfolio focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The Portfolio may invest in companies of any size although, in general, the Portfolio emphasizes large capitalization stocks. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.


                        ING VAN KAMPEN COMSTOCK PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. Van Kampen emphasizes a value style of investing seeking well-established, undervalued companies. Van Kampen generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent Van Kampen invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in securities of larger companies.

      The Portfolio may dispose of a security whenever Van Kampen believes factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, a change in the relative market performance or appreciation possibilities offered by an individual security and other circumstances bearing on the desirability of a given instrument.

                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In selecting securities, Van Kampen focuses on a security's potential for income and long-term growth of capital. The Portfolio emphasizes a value style of investing and seeks income-producing securities that have attractive growth potential on an individual company basis. Van Kampen seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. The Portfolio's style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. The Portfolio may invest in securities that do not pay dividends or interest and securities that have above average volatility of price movement, including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Portfolio will vary based on the Portfolio's investment performance. In an effort to reduce the Portfolio's overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries. Van Kampen focuses on large size companies, although the Portfolio may invest in companies of any size.


      Income producing securities can include common and preferred stocks and convertible securities, including below investment grade convertible securities. In addition, while the Portfolio primarily invests in income-producing equity securities, it also may invest in investment grade quality debt securities at the time of purchase. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers and up to 10% of its net assets in illiquid securities and certain restricted securities. The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions for cash management purchases.


                          MANAGEMENT OF THE PORTFOLIOS


      INVESTMENT ADVISER. ING Life Insurance and Annuity Company serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. As of December 31, 2004, the Adviser managed over $7.1 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.


      The Adviser, subject to the supervision of the Board of Directors of the Fund (each a "Director," and collectively, "Directors"), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations and manages the investments of each Portfolio. The Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight, as is the case for each sub-adviser herein. The Adviser also recommends the appointment of additional or replacement sub-advisers to the Fund's Directors. The Fund and the Adviser have received exemptive relief from the SEC that permits the Adviser and the Fund to add or terminate sub-advisers without shareholder approval. For the fiscal year ended December 31, 2004, the Adviser received advisory fees, as a percentage of the average net assets of each Portfolio, from the following
      Portfolios:


                     PORTFOLIO                               FEE (AS A % OF AVERAGE DAILY NET ASSETS)
       ING American Century Large Company Value                               0.80%
       ING American Century Select                                            0.75%
       ING American Century Small Cap Value                                   1.00%
       ING Baron Small Cap Growth                                             0.85%
       ING Fundamental Research                                               0.60%
       ING Goldman Sachs(R) Capital Growth                                    0.85%
       ING Goldman Sachs(R) Core Equity                                       0.70%
       ING JPMorgan Fleming International                                     0.80%
       ING JPMorgan Mid Cap Value                                             0.75%
       ING MFS Capital Opportunities                                          0.65%
       ING OpCap Balanced Value                                               0.80%
       ING Oppenheimer Global                                                 0.60%
       ING Oppenheimer Strategic Income                                       0.50%
       ING PIMCO Total Return                                                 0.50%
       ING Salomon Brothers Aggressive Growth                                 0.70%
       ING Salomon Brothers Fundamental Value                                 0.90%
       ING Salomon Brothers Large Cap Growth                                  0.69%
       ING T. Rowe Price Diversified Mid Cap Growth                           0.80%
       ING T. Rowe Price Growth Equity                                        0.60%
       ING UBS U.S. Large Cap Equity                                          0.70%
       ING Van Kampen Comstock                                                0.60%
       ING Van Kampen Equity and Income                                       0.66%



      For information regarding the basis for the Board's approval of investment advisory or sub-advisory relationships, please refer to the Portfolios' SAI.


      The Adviser is responsible for all of its own costs, including costs of the Adviser's personnel required to carry out its investment advisory duties.

      In addition to paying fees under the Portfolios' applicable Distribution/Shareholder Services Plans, the Portfolios' Adviser or ING Financial Advisers, LLC, ("Distributor"), out of its own resources may pay additional compensation to affiliated and non-affiliated insurance companies that offer variable life and variable annuity contracts ("Variable Contracts") for which the Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Adviser and Distributor may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive, or other payments may be made as an incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company. These additional payments are not disclosed in a Portfolio Fees and Expenses Table in the Prospectus, and do not increase, directly or indirectly, the fees and expenses payable by a Portfolio. The Adviser and Distributor do not receive any separate fees from the Portfolios for making these payments.


      More particularly, ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2004, ILIAC paid approximately $3.6 million pursuant to such arrangements with these insurance companies, applicable to all the Portfolios.

      The insurance companies through which investors hold shares of the Portfolios also may pay fees in connection with distribution of Variable Contracts and for services provided to contract owners and/or Qualified Plan participants. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

      SUB-ADVISERS. ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO, ING AMERICAN CENTURY SELECT PORTFOLIO AND ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO. The Adviser has engaged American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri, 64111, as Sub-Adviser to ING American Century Large Company Value Portfolio, ING American Century Select Portfolio and ING American Century Small Cap Value Portfolio. American Century has been an investment adviser since 1958 and as of December 31, 2004 American Century had over $97.9 billion in assets under management.

      ING American Century Large Company Value Portfolio is managed by a team of portfolio managers comprised of Mark Mallon, Chief Investment Officer and Executive Vice President, Charles A. Ritter, Vice President and Senior Portfolio Manager, and Brendan Healy, Vice President and Portfolio Manager. Each team member has been managing the Portfolio since April 2005. Mr. Mallon joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University. He is a CFA charterholder. Mr. Ritter joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder. Mr. Healy joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a bachelor's degree in mechanical engineering from the University of Arizona and an MBA from the University of Texas--Austin. He is a CFA charterholder.

      ING American Century Select Portfolio is co-managed by John R. Sykora and Keith Lee. Mr. Sykora, Vice President and Senior Portfolio Manager of American Century, has been a member of the large cap growth team that manages the Portfolio and a similar American Century fund since September 2002. He joined American Century in May 1994 as an Investment Analyst and became a Portfolio Manager in November 1997. He is a CFA charterholder. Mr. Lee, Portfolio Manager of American Century, has been a member of the large cap growth team that manages the Portfolio and a similar American Century fund since October 2001. He became a Portfolio Manager in July 2003. He was an International Analyst for American Century from July 1998 to July 2000 and a Telecommunications Analyst for Galleon Management from July 2000 to September 2001. He is a CFA charterholder.

      ING American Century Small Cap Value Portfolio is co-managed by Benjamin
      Z. Giele and Kevin Laub. Mr. Giele, Vice President and Senior Portfolio Manager, joined American Century as an Investment Analyst in 1998 and has managed the Portfolio since 2002. Before joining American Century, he was an Investment Analyst at USAA Investment Management Company from June 1995 to May 1998. Mr. Laub, Vice President and Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was a senior auditor at Deloitte & Touche LLP, where he spent three years planning and supervising audits. Mr. Laub has managed the Portfolio since 2003.

      ING BARON SMALL CAP GROWTH PORTFOLIO. The Adviser has engaged BAMCO, Inc. ("BAMCO"), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2004, BAMCO had $10.3 billion in mutual fund assets under management.


      Ronald Baron, founder, chief executive officer, chief investment officer and chairman of BAMCO is the Portfolio Manager of the Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.


      ING FUNDAMENTAL RESEARCH PORTFOLIO. The Adviser has engaged ING Investment Management Co. ("ING IM"), 230 Park Avenue, New York, New York 10169, as Sub-Adviser to the ING Fundamental Research Portfolio. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $61.0 billion in assets as of December 31, 2004.


      The Portfolio is managed by a team of investment professionals led by Christopher F. Corapi.

      Mr. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has been managing the Portfolio since April 2005. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan Investment Management beginning in 1998.

      ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO AND ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO. The Adviser has engaged Goldman Sachs Asset Management, L.P. ("GSAM"), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., 32 Old Slip, New York, New York 10005, as Sub-Adviser to ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Core Equity Portfolio. GSAM is a part of the Investment Management Division
      (IMD) and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibilities. As of December 31, 2004, GSAM, along with other units of IMD, had assets under management of $421.7 billion.

      GSAM uses a team approach in its management of the ING Goldman Sachs(R) Capital Growth Portfolio. Herbert E. Ehlers, David G. Shell, CFA, Steven
      M. Barry, Gregory H. Ekizian, CFA, Kenneth T. Berents, Andrew F. Pyne, Scott Kolar, CFA, Ernest C. Segundo, Jr., CFA, Prashant R. Khemka, CFA, Warren Fisher, CFA, Mark Gordon, CFA, Joseph B. Hudepohl, CFA, Adria Markus, Derek Pilecki, Jeffrey Rabinowitz, CFA and Chuck Silberstein are primarily responsible for the day-to-day management of the Portfolio. Mr. Ehlers is a Managing Director, Chief Investment Officer, and senior portfolio manager of GSAM. He joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth Team in 1997. From 1981 to 1997, Mr. Ehlers was the chief investment officer and chairman of Liberty Investment Management, Inc. ("Liberty"), and its predecessor firm, Eagle Asset Management ("Eagle"). David G. Shell is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1997. From 1987 to 1997, Mr. Shell was a portfolio manager at Liberty and its predecessor firm, Eagle. Steven M. Barry is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1999. From 1988 to 1999, Mr. Barry was a portfolio manager at Alliance Capital Management. Gregory
      H. Ekizian is a Managing Director, Co-Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, Mr. Ekizian was a portfolio manager at Liberty and its predecessor firm, Eagle. Kenneth T. Berents is a Managing Director, Co-Chairman of the Investment Committee and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 2000. From 1992 to 1999, Mr. Berents was Director of Research and head of the Investment Committee at Wheat First Union. Andrew F. Pyne is a Managing Director and senior portfolio manager of GSAM. He joined GSAM as a product manager in 1997 and became a portfolio manager in August 2001. From 1992 to 1997, Mr. Pyne was a product manager at Van Kampen Investments. Scott Kolar is a Managing Director and a senior portfolio manager of GSAM. He joined GSAM as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, Mr. Kolar was an equity analyst and information systems specialist at Liberty. Ernest C. Segundo is a Vice President, and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1997. From 1992 to 1997, Mr. Segundo was a portfolio manager at Liberty and its predecessor firm, Eagle. Prashant R. Khemka is a Vice President and portfolio manager of GSAM. Prior to joining Goldman Sachs in May 2000, he was an assistant portfolio manager in the Fundamental Strategies group at State Street Global Advisors. Warren E. Fisher is a Vice President and portfolio manager of GSAM. Mr. Fisher joined GSAM in June 1994. Prior to joining the Growth team in January 1999, he was an analyst in GSAM's Finance Group. Mark R. Lockhart Gordon, Vice President and portfolio manager of GSAM joined GSAM in August 2000. Prior to joining GSAM, Mr. Gordon worked for Lehman Brothers as an Investment Banking Analyst. Joseph
      B. Hudepohl is a Vice President and portfolio manager of GSAM. Prior to joining GSAM in July 1999, Mr. Hudepohl was an analyst in the Investment Banking Division of Goldman Sachs where he worked in the High Technology Group. Adria B. Markus is Vice President and portfolio manager for GSAM. Prior to joining GSAM in July 2001, Ms. Markus was an equity research analyst at Epoch Partners. Prior to her time at Epoch Partners, Ms. Markus was an equity research analyst with Bear Stearns' Media Group. Derek Pilecki, Vice President and portfolio manager joined GSAM in December 2002. Prior to joining GSAM, Mr. Pilecki was a portfolio manager and equity analyst at Clover Capital Management. Jeffrey Rabinowitz is a Vice President and portfolio manager of GSAM. Prior to joining GSAM in May 1999, he was a senior software engineer at Motorola, Inc. responsible for product development of digital wireless phones.

      GSAM uses a team approach in its management of the ING Goldman Sachs(R) Core Equity Portfolio. Melissa R. Brown, CFA and Gary Chropuvka, CFA are primarily responsible for the day-to-day management of the Portfolio. Melissa Brown is Managing Director and Senior Portfolio Manager with GSAM, her employer since 1998. Gary Chropuvka is a Vice President and Head of Portfolio Implementation with GSAM. Mr. Chropuvka joined GSAM in March 1998.

      ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO. The Adviser has engaged J.P. Morgan Fleming Asset Management (London) Ltd., ("JPMorgan Fleming") as Sub-Adviser for the Portfolio. The principal business address of JPMorgan Fleming is 20 Finsbury Street, London, U.K. EC2Y 9AQ, United Kingdom. JPMorgan Fleming is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2004, JPMorgan Fleming and its affiliates had over $791 billion in assets under management.

      Howard Williams, James Fisher and Tim Leask are the individuals primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Williams is a Managing Director and head of JPMorgan Fleming's London based Global Portfolios Group. He began managing the Portfolio in July 2004. An employee since 1994, Mr. Williams was previously a senior portfolio manager in the Global Portfolios Group. James Fisher is a Managing Director and senior portfolio manager in the Global Portfolios Group. Mr. Fisher has worked at JPMorgan Fleming and its predecessor companies since 1985 in numerous investment roles and has managed the Portfolio since December 2002. Tim Leask is a Vice President and a client portfolio manager in the Global Portfolios Group and has managed the Portfolio since December 2002. An employee of JPMorgan Fleming and its predecessor companies since January 1997, Mr. Leask was a client portfolio manager in the Global Emerging Markets Portfolio Group and a Managing Director of Fleming Ansa Merchant Bank, the Fleming Group's joint venture in Trinidad prior to his present position.

      ING JPMORGAN MID CAP VALUE PORTFOLIO. The Adviser has engaged J.P. Morgan Investment Management Inc. ("JPMIM"), 522 Fifth Avenue, New York, New York 10036, as Sub-Adviser for the Portfolio. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM has been an investment adviser since 1984, and as of December 31, 2004, JPMIM, and its affiliates had over $791 billion in asset under management.


      Jonathan K.L. Simon and Lawrence Playford serve as Portfolio Managers of the Portfolio. Mr. Simon is a Managing Director and has worked as a portfolio manager with various affiliates of JPMIM since 1980 and is currently a Managing Director of JPMIM. Lawrence Playford, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients.


      ING MFS CAPITAL OPPORTUNITIES PORTFOLIO. The Adviser has engaged Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, as Sub-Adviser to the above mentioned Portfolios. MFS has been engaged in the investment management business since 1924 and is an indirect subsidiary of Sun Life Financial, Inc. (an insurance company). Net assets under management of MFS were approximately $146 billion as of December 31, 2004.

      S. Irfan Ali, Kenneth J. Enright and Alan T. Langsner serve as the management team for ING MFS Capital Opportunities Portfolio. S. Irfan Ali focuses primarily on growth equities and has managed the Portfolio since 2002. He is a Senior Vice President and portfolio manager at MFS. Mr. Ali joined MFS as a research analyst in 1993 and earned his MBA from the Harvard Business School. Mr. Enright focuses primarily on value equities and has managed the Portfolio since 2002. He is a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1986, since 1993 as a portfolio manager. Mr. Enright received his MBA from Babson College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst ("CFA") designation. Mr. Langsner focuses primarily on value equities and has managed the Portfolio since 2005. He is a Vice President at MFSand has been employed in the investment management area of MFS since 1999.


      ING OPCAP BALANCED VALUE PORTFOLIO. The Adviser has engaged OpCap Advisors LLC ("OpCap"), 1345 Avenue of the Americas, New York, New York 10105-4800, as Sub-Adviser to ING OpCap Balanced Value Portfolio. OpCap is a wholly-owned subsidiary of Oppenheimer Capital. Oppenheimer Capital is a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC, a subsidiary of Allianz Global Investors of America L.P. OpCap has operated as an investment adviser to investment companies, institutions, and other investors since its organization in 1987, and as of December 31, 2004, OpCap and its parent, Oppenheimer Capital, advised accounts having assets in excess of $24.3 billion.

      Colin Glinsman is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Glinsman is a Managing Director and Chief Investment Officer of Oppenheimer Capital, the immediate parent of OpCap. He has been a portfolio manager since December 1992 and prior to that he was a securities analyst for Oppenheimer Capital.


      ING OPPENHEIMER GLOBAL PORTFOLIO AND ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO. The Adviser has engaged Oppenheimer, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10080, as Sub-Adviser to ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio. Oppenheimer has operated as an investment advisor since January 1960. As of December 31, 2004, Oppenheimer managed approximately $170 billion in assets.

      ING Oppenheimer Global Portfolio is managed by William L. Wilby and Rajeev Bhaman. Mr. Wilby is a Senior Vice President since July 1994 and Senior Investment Officer, Director of International Equities since July 2004 for Oppenheimer. He also serves as an officer and portfolio manager for other funds managed by Oppenheimer. Mr. Wilby joined Oppenheimer in 1991 and has managed the Portfolio since its inception. Mr. Bhaman has been a Vice President of Oppenheimer and is a portfolio manager of other funds managed by Oppenheimer. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed by Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman has managed the Portfolio since August 2004.

      ING Oppenheimer Strategic Income Portfolio is managed by Arthur P. Steinmetz. Mr. Steinmetz has been Senior Vice President of Oppenheimer since March 1993. He also serves as officer and portfolio manager for a number of Oppenheimer funds. He has managed the Portfolio since its inception.

      ING PIMCO TOTAL RETURN PORTFOLIO. The Adviser has engaged Pacific Investment Management LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, as Sub-Adviser to ING PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. with a minority interest held by PIMCO Partners, LLC. PIMCO has been an investment adviser since 1971, and as of December 31, 2004, PIMCO had approximately $445.7 billion in assets under management. Pasi Hamalainen is responsible for the day-to-day management of the Portfolio. Mr. Hamalainen is managing director, portfolio manager, member of PIMCO's investment committee and head of risk oversight. He has been with PIMCO since 1994 and has managed the Portfolio since May 2002.

      ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO, ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO AND ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO. The Adviser has engaged Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, NY 10022, as Sub-Adviser to ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio and ING Salomon Brothers Large Cap Growth Portfolio. SaBAM has affiliates in London, Tokyo and Hong Kong. Together they provide a broad range of equity and fixed-income investment management services to individuals and institutions. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM has been an investment adviser since 1987, and as of December 31, 2004, SaBAM managed $79.9 billion in assets.

      ING Salomon Brothers Aggressive Growth Portfolio is managed by a team of individuals led by Richie Freeman. Richie Freeman has been with SaBAM or its predecessor firms since 1983, serving as Managing Director and Portfolio Manager. Mr. Freeman manages the Smith Barney Aggressive Growth Fund, multicap growth portfolios, mid/small cap portfolios on a private portfolio basis, as well as the offshore U.S. Aggressive Growth Fund, and co-manages the Salomon Brothers Variable Emerging Growth Fund.


      John G. Goode and Peter J. Hable are primarily responsible for the day-to-day operation of the ING Salomon Brothers Fundamental Value Portfolio. Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since 1969. With 36 years of business experience, he is a managing director of SaBAM. Mr. Hable, who has been employed by Citigroup Inc. or its predecessor firms since 1983, is a managing director of SaBAM.

      Alan Blake is primarily responsible for the day-to-day management of ING Salomon Brothers Large Cap Growth Portfolio. Mr. Blake is a Managing Director and Senior Portfolio Manager and he has been with SaBAM or its affiliates since 1991. He has more than 24 years of securities business experience.


      ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO AND ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO. The Adviser has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-Adviser to ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio. T. Rowe Price has been engaged in the investment management business since 1937.
      T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price and its affiliates managed over $235.2 billion as of December 31, 2004, for individual and institutional investors, retirement plans and financial intermediaries.


      ING T. Rowe Price Diversified Mid Cap Growth Portfolio is managed by an investment advisory committee. The committee chairman, Donald J. Peters, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993.

      ING T. Rowe Price Growth Equity Portfolio is managed by an investment advisory committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the ING T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Vice President of T. Rowe Price and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997, as well as the U.S. stock portion of the T. Rowe Price Global Stock Fund since 1996.

      ING UBS U.S. LARGE CAP EQUITY PORTFOLIO. The Adviser has engaged UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), One North Wacker Drive, Chicago, Illinois 60606, as Sub-Adviser to ING UBS U.S. Large Cap Equity Portfolio. UBS Global AM is an indirect, wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. As of December 31, 2004 UBS Global AM managed approximately $61.3 billion in assets. Investment decisions for the Portfolio are made by the North American Equities Investment Management Team ("N.A. Equities Team"). John Leonard is the lead portfolio manager for the Portfolio and has responsibility for allocating the portfolio among the various managers and analysts on the N.A. Equities Team and reviewing the overall composition of the portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard, Head of N.A. Equities Team, Deputy Global head of Equities and Managing Director, has been with UBS Global AM since 1995. Mr. Leonard has access to certain members of the N.A. Equities Team, including Thomas M. Cole, Thomas Digenan and Scott Hazen. Mr. Cole, Head of Research N.A. Equities Team and Managing Director has been with UBS Global AM since 1985. Mr. Digenan, N.A. Equities Team Strategist since 2001, has been with UBS Global AM since 1995. Mr. Hazen, N.A. Equities Strategist since 2004 has been with UBS Global AM since 1995.

      ING VAN KAMPEN COMSTOCK PORTFOLIO AND ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO. The Adviser has engaged Morgan Stanley Investment Management Inc. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, as Sub-Adviser to ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $431 billion in assets under management as of December 31, 2004. MSIM Inc. does business in certain instances (including in its role as sub-adviser to the Portfolios) under the name "Van Kampen."

      ING Van Kampen Comstock Portfolio is managed within the Van Kampen Multi-Cap Value team by a team of portfolio managers. Current members of the team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen. Each member of the team is responsible for generating investment ideas and has discretion over the sectors they cover. Lead portfolio manager, Bob Baker, has ultimate responsibility for the strategy and is the final arbiter on decisions.

      B. Robert Baker is the Portfolio's lead portfolio manager and has worked for Van Kampen since 1991. Mr. Baker has managed the Portfolio since May 2002. Jason Leder has worked for Van Kampen since 1995 and has managed the Portfolio since May 2002. Kevin Holt has worked for Van Kampen since 1999 and has managed the Portfolio since May 2002.

      The ING Van Kampen Equity and Income Portfolio is managed by Van Kampen's Equity Income Team. Current members of the team include James Gilligan, James Roeder, Sergio Marcheli, Thomas Bastian and Vince Vizachero. Each member of the team is responsible for specific sectors, with the exception of Sergio Marcheli. All team members are responsible for the day-to-day management of the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

      James Gilligan, is the Portfolios lead portfolio manager and has worked for Van Kampen since 1985 and managed the Portfolio since 2004. James Roeder has worked for Van Kampen since 1999 and has managed the Portfolio since 2004. Sergio Marcheli has worked for Van Kampen since 1995 and has managed the Portfolio since 2004. Prior to joining Van Kampen in 2003, Thomas Bastian worked as a portfolio manager for Eagle Asset Management. Mr. Bastian has managed the Portfolio since 2004. Vince Vizachero has worked for Van Kampen since 2001 and has managed the Portfolio since 2004. Prior to 2001 Mr. Vizachero was an analyst at Fidelity.


      The composition of each team may change without notice form time to time.

      Each Sub-Adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

      The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-Adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

      The Adviser pays each Sub-Adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.


      The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager's ownership of securities in the Portfolios.


                             PORTFOLIO DISTRIBUTION

      Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

- How We Compensate Entities Offering Our Portfolios as Investment Options in their Insurance Products

      ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

      The distributing broker-dealer for these Portfolios is ING Financial Advisers, LLC. ING Financial Advisers, LLC has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 15 to 25 basis points. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

      The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

      The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

      Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


                             SHAREHOLDER INFORMATION

-     CLASSES OF SHARES

      The Fund offers three classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Two of the classes of each Portfolio, the Service Class (S Class) and Adviser Class (ADV Class) are offered pursuant to this prospectus.


      The Fund has adopted a Shareholder Servicing Plan ("Service Plan") for the S Class and ADV Class shares of each Portfolio. The Service Plan allows the Fund's administrator, ING Funds Services, LLC ("Administrator"), to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to S Class or ADV Class shares and their shareholders including Variable Contract owners or plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its S Class and ADV Class shares, respectively.


      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the ADV Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to ING Financial Advisers, LLC as the Fund's Distributor. ING Financial Advisers, LLC may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

-     NET ASSET VALUE

      The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

      In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

      Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


      When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


      - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;
      - Securities of an issuer that has entered into a restructuring;
      - Securities whose trading has been halted or suspended;

      - Fixed-income securities that have gone into default and for which there is no current market value quotation; and

      - Securities that are restricted to transfer or resale.

      The Portfolios or Adviser may rely on the recommendation of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

      When an insurance company or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form.

-     PRICING OF PORTFOLIO SHARES


      Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, the order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.


-     PURCHASE AND REDEMPTION OF SHARES

      Each Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Portfolios also may be made available to certain investment advisers and their affiliates, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your variable annuity or life insurance contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

      The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue ruling or private letter ruling issued by the Internal Revenue Service. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies or other permitted investors, for which the Portfolios serve as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

      The Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

      Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

-     FREQUENT TRADING - MARKET TIMING


      The Portfolios are intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

      The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.


      The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolios' performance.


      Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.


      Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

-     PORTFOLIO HOLDINGS DISCLOSURE POLICY


      A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI. Each Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., a Portfolio will post the quarter ending June 30 holdings on August 1.) A Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios' website is located at www.ingfunds.com.


-     REPORTS TO SHAREHOLDERS

      The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

-     CUSTODIAN


      The Bank of New York Company, Inc., One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash. The Custodian is also responsible for safekeeping the Trust's assets and for portfolio accounting services for the Portfolios.


-     LEGAL COUNSEL

      Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

-     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as an independent registered public accounting firm to the Portfolios.

-     DIVIDENDS

      Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-     TAX MATTERS

      Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity and variable life insurance contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their variable annuity or variable life insurance contract for information regarding the tax consequences of purchasing a contract.

                                   PERFORMANCE


      PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. The ING American Century Large Company Value Portfolio, ING American Century Select Portfolio, ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Goldman(R) Sachs Capital Growth Portfolio, ING Goldman(R) Sachs Core Equity Portfolio, ING JPMorgan Mid Cap ValUE Portfolio, ING OpCap Balanced Value Portfolio, ING Oppenheimer Global Portfolio, ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Large Cap Growth Portfolio, ING

      T. Rowe Price Diversified Mid CapGrowth Portfolio, ING Van Kampen
      Comstock Portfolio and the ING Van Kampen Equity and Income Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by American Century, BAMCO, GSAM, ING IM, JPMIM, MFS, OpCap, Oppenheimer, PIMCO, SaBAM, T. Rowe Price, or Van Kampen, as the case may be.


      While the above mentioned Portfolios are managed in a manner similar to that of the Comparable Funds presented, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

      The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. THE INSURANCE SEPARATE ACCOUNT FEES WILL HAVE A DETRIMENTAL EFFECT ON THE PERFORMANCE OF THE PORTFOLIOS. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for an ING portfolio, the sub-advisers of certain ING portfolios may manage substantially similar mutual funds, the performance of which is not shown.


      The following table shows the average annual total return of the Comparable Funds for the stated periods ended December 31, 2004, as well as a comparison with the performance of the applicable benchmark.(1)



                                                                                                                   10 YEARS
                                                                                                                   (OR SINCE
                                                                          1 YEAR       3 YEARS        5 YEARS      INCEPTION)
      American Century Large Company Value Fund--Inv. Class (ALVIX)        14.28%         8.44%          8.49%          6.59%(2)
      (Comparable to ING American Century Large Cap Value)
      Russell 1000 Value Index                                             16.49%         8.57%          5.27%         14.61%(3)
      S&P 500 Index                                                        10.88%         3.59%         (2.30)%        (0.19)%(3)

      American Century Select Fund--Inv. Class (TWCIX)                      7.35%         1.12%         (5.03)%         9.50%
      (Comparable to ING American Century Select)
      Russell 1000 Growth                                                   6.30%        (0.18)%        (9.29)%         9.59%

      American Century Small Cap Value Fund--Inv Class (ASVIX)             21.81%        13.68%         21.73%         16.98%(4)
      (Comparable to ING American Century Small Cap Value)
      S&P SmallCap 600 Index                                               22.65%        13.27%         11.60%         11.05%(5)

      Baron Capital Asset Fund--Class I (BCAIX)                            25.64%        11.91%          8.92%         17.62%(6)
      Baron Growth Fund (BGRFX)                                            26.61%        13.52%          9.48%         19.25%
      (Comparable to ING Baron Small Cap Growth)
      Russell 2000 Index                                                   18.33%        11.48%          6.61%         11.53%

      Goldman Sachs Capital Growth Fund--Class A (GSCGX)                    8.77%         0.30%         (4.62)%        10.75%
      (Comparable to ING Goldman Sachs(R) Capital Growth)
      S&P 500 Index                                                        10.88%         3.59%         (2.30)%        12.07%
      Russell 1000 Growth Index                                             6.30%        (0.18)%        (9.29)%         9.59%

      Goldman Sachs CORE U.S. Equity Fund--Class A (GSSQX)                 14.35%         5.28%         (1.39)%        11.63%
      (Comparable to ING Goldman Sachs(R) Core Equity)
      S&P 500 Index                                                        10.88%         3.59%         (2.30)%        12.07%

                                                                                                                      10 YEARS
                                                                                                                     (OR SINCE
                                                                          1 YEAR       3 YEARS        5 YEARS        INCEPTION)
      JPMorgan Mid Cap Value Fund--Class I (FLMVX)                         20.99%        17.72%         19.39%         19.06%(7)
      JPMorgan Mid Cap Value Portfolio--Variable Insurance Fund            21.06%        16.52%           N/A          18.95%(8)
      (Comparable to ING JPMorgan Mid Cap Value)
      Russell MidCap Value Index                                            6.30%        (0.18)%        (9.29)%         1.95%(9)

      OpCap Advisors Balanced Value Composite(10)                           6.40%         2.12%          3.85%          8.68%
      Oppenheimer Quest Balanced Value--A (QVGIX)                          10.29%         4.86%          5.13%         13.77%
      (Comparable to ING OpCap Balanced Value)
      60% S&P 500 Index/40% Lehman Brothers
      Government/Credit Bond Index                                          8.90%         3.82%         (0.73)%        10.65%

      Oppenheimer Global Fund--Class A (OPPAX)                             18.67%         9.61%          3.86%         13.68%
      (Comparable to ING Oppenheimer Global)
      MSCI World Index                                                     15.25%         7.44%         (2.05)%         8.53%

      Oppenheimer Strategic Income Fund--Class Y (OSIYX)                    9.68%        11.87%          8.30%          6.78%(11)
      (Comparable to ING Oppenheimer Strategic Income)
      Lehman Brothers Aggregate Bond Index                                  4.34%         6.20%          7.71%          7.72%
      Citigroup World Government Bond Index                                10.35%        14.86%          8.79%          7.60%

      PIMCO Total Return Fund--Class A (PTTAX)                              4.65%         6.45%          7.96%          7.33%(12)
      (Comparable to ING PIMCO Total Return)
      Lehman Brothers Aggregate Bond Index                                  4.34%         6.20%          7.71%          7.00%(13)

      Smith Barney Aggressive Growth Fund--Class A (SHRAX)(14)             10.61%         0.53%          2.83%         16.38%
      (Comparable to ING Salomon Brothers Aggressive Growth)
      Russell 3000 Growth Index                                             6.93%         0.26%         (8.87)%         9.30%
      S&P 500 Index                                                        10.88%         3.59%         (2.30)%        12.07%

      Smith Barney Fundamental Value Fund--Class A (SHFVX)(15)              7.42%         3.13%          3.64%         12.33%
      (Comparable to ING Salomon Brothers Fundamental Value)
      Russell 3000 Index                                                   11.95%         4.80%         (1.16)%        11.23%
      S&P 500 Index                                                        10.88%         3.59%         (2.30)%        12.07%

      Smith Barney Large Capitalization Growth Fund--Class A (SBLGX)        0.23%         3.06%         (2.73)%         8.78%(16)
      (Comparable to ING Salomon Brothers Large Cap Growth)
      Russell 1000 Growth Index                                             6.30%        (0.18)%        (9.29)%         9.59%(17)
      S&P 500 Index                                                        10.88%         3.59%         (2.30)%        12.07%(17)

      Advanced Capital I Equity Growth Fund--Class I (ADEGX)               14.45%         6.77%          1.98%         13.89%
      (Comparable to ING T. Rowe Price Diversified Mid Cap
      Growth Portfolio)
      S&P 400 Index                                                        16.48%        10.53%          9.54%         16.10%
      Russell MidCap Growth Index                                          15.48%         6.16%         (3.36)%        11.23%

      Van Kampen Comstock Fund--Class A (ACSTX)(18)                        17.57%         7.38%          9.91%         15.62%
      Van Kampen Life Investment Trust Comstock Portfolio (Class I)(18)    17.76%         7.17%          9.28%          7.05%(19)
      (Comparable to ING Van Kampen Comstock)
      S&P 500 Index                                                        10.88%         3.59%         (2.30)%        12.07%
      S&P BARRA Value Index                                                15.71%         6.47%          2.48%         12.25%

      Van Kampen Equity and Income Fund--Class A (ACEIX)                   11.77%         7.77%          8.03%         13.66%
      (Comparable to ING Van Kampen Equity and Income)
      S&P 500 Index                                                        10.88%         3.59%         (2.30)%        12.07%
      Russell 1000 Value Index                                             16.49%         8.57%          5.27%         13.82%


----------

      (1) The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P SmallCap 600 Index is a market-weighted index of 600 small-sized domestic stocks. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The 60% S&P 500/40% Lehman Brothers Government/Credit Bond Index is a benchmark consisting of a mix of 60% of an unmanaged stock index (the Standard & Poor's 500) and 40% of an unmanaged bond index (Lehman Bros. Gov't Credit Bond Index). The MSCI World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Intermediate Government and Corporate Bond Indices, including U.S. Government Treasury and agency securities as well as corporate and yankee bonds. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower than forecasted growth values. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P BARRA Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value.
      (2)  Portfolio commenced operations on July 30, 1999.
      (3)  Index return is for the period beginning August 1, 1999.
      (4)  Portfolio commenced operations on July 30, 1998.
      (5)  Index return is for the period beginning August 1, 1998.
      (6) Portfolio commenced operations on September 30, 1998. The index return for the Russell 2000 Index for the period beginning October 1, 1998 is 10.65%.
      (7)  Portfolio commenced operations on November 13, 1997.
      (8) Portfolio commenced operations on September 28, 2001. The index return for the Russell MidCap Value Index for the period beginning October 1, 2001 is 18.35%.
      (9)  Index return is for the period beginning November 1, 1997.
      (10) Performance is based on a composite of all similarly managed mutual fund accounts.
      (11) Portfolio commenced operations on January 26, 1998. The index returns for the Lehman Brothers Aggregate Bond Index and the Citigroup World Government Bond Index for the period beginning February 1, 1998 are 6.17% and 6.47%, respectively.
      (12) Portfolio commenced operations on January 13, 1997.
      (13) Index return is for the period beginning January 1, 1997.
      (14) The portfolio manager of the ING Salomon Brothers Aggressive Growth Portfolio also manages the Smith Barney Aggressive Growth Fund Inc., in his capacity as portfolio manager of Smith Barney Fund Management LLC, an affiliate of the Sub-Adviser.
      (15) The portfolio managers of the ING Salomon Brothers Fundamental Value Portfolio also manage the Smith Barney Fundamental Value Fund, Inc. in their capacity as portfolio managers of Smith Barney Fund Management LLC, an affiliate of the Sub-Adviser.
      (16) Portfolio commenced operations on January 3, 1995.
      (17) Index return is for the period beginning January 1, 1995.
      (18) The portfolio management team members that manage the ING Van Kampen Comstock Portfolio also manage two Comparable Funds--Van Kampen Comstock Fund and Van Kampen Life Investment Trust Comstock Portfolio--in their capacity as portfolio managers of Van Kampen Asset Management, an affiliate of the Sub-Adviser.
      (19) Portfolio commenced operations on April 30, 1999. The index returns for the S&P 500 Index and the S&P BARRA Value Index for the period beginning May 1, 1999 are (0.21)% and 2.35%, respectively.

                              FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance product, and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference into the SAI. The annual report is available upon request without charge by calling 1-800-262-3862.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                          CLASS S
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
                                                             ----------------------------------------      OF OPERATIONS) TO
ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO(3)           2004           2003           2002         DECEMBER 31, 2001
-----------------------------------------------------        ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $    12.98     $     9.94     $    12.89     $             12.92
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                           0.15           0.11           0.07                    0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    1.14           3.00          (3.01)                  (0.03)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  1.29           3.11          (2.94)                  (0.03)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.10)         (0.07)         (0.00)+                    --
   Net realized gain on sale of investments                          --             --          (0.01)                     --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.10)         (0.07)         (0.01)                     --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $    14.17     $    12.98     $     9.94     $             12.89
                                                             ==========     ==========     ==========     ===================
Total return                                                      10.05%         31.34%        (22.84)%                 (0.23)%(1)
Net assets, end of period (000's)                            $   66,267     $   63,547     $   46,345     $            50,415
Ratio of total expenses to average net assets                      1.25%          1.25%          1.25%                   1.25%(2)
Ratio of net investment income to average net assets               1.05%          1.00%          0.70%                   0.58%(2)
Portfolio turnover rate                                           38.01%         37.69%         46.66%                   1.02%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO APRIL 29, 2005 THE PORTFOLIO WAS KNOWN AS ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO.

        *  ROUNDS TO LESS THAN $0.01.
        +  ROUNDS TO LESS THAN $(0.01).


                                                                                          CLASS ADV
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
                                                             ----------------------------------------      OF OPERATIONS) TO
ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO(3)           2004           2003           2002         DECEMBER 31, 2001
-----------------------------------------------------        ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $    12.89     $     9.90     $    12.89     $             12.92
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                           0.10           0.08           0.03                    0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    1.14           2.99          (3.00)                  (0.03)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  1.24           3.07          (2.97)                  (0.03)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.08)         (0.08)         (0.01)                     --
   Net realized gain on sale of investments                          --             --          (0.01)                     --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.08)         (0.08)         (0.02)                     --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $    14.05     $    12.89     $     9.90     $             12.89
                                                             ==========     ==========     ==========     ===================
Total return                                                       9.70%         31.13%        (23.08)%                 (0.23)%(1)
Net assets, end of period (000's)                            $    8,684     $    7,313     $    5,197     $                10
Ratio of total expenses to average net assets                      1.50%          1.50%          1.50%                   1.50%(2)
Ratio of net investment income to average net assets               0.81%          0.75%          0.99%                   0.41%(2)
Portfolio turnover rate                                           38.01%         37.69%         46.66%                   1.02%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO APRIL 29, 2005 THE PORTFOLIO WAS KNOWN AS ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO.

        *  ROUNDS TO LESS THAN $0.01.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                          CLASS S
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
                                                             ----------------------------------------      OF OPERATIONS) TO
ING AMERICAN CENTURY SELECT PORTFOLIO(3)                        2004           2003           2002         DECEMBER 31, 2001
----------------------------------------                     ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $     8.85     $     6.60     $     9.85     $              9.92
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                   (0.00)+        (0.02)         (0.01)                   0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    0.42           2.27          (3.24)                  (0.07)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  0.42           2.25          (3.25)                  (0.07)
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $     9.27     $     8.85     $     6.60     $              9.85
                                                             ==========     ==========     ==========     ===================
Total return                                                       4.75%         34.29%        (33.10)%                 (0.71)%(1)
Net assets, end of period (000's)                            $   13,482     $    2,874     $      321     $                10
Ratio of total expenses to average net assets                      1.15%          1.25%          1.25%                   1.25%(2)
Ratio of net investment income (loss) to average net assets       (0.10)%        (0.45)%        (0.31)%                  0.17%(2)
Portfolio turnover rate                                          505.97%        168.93%        245.27%                   6.09%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO NOVEMBER 8, 2004 THE PORTFOLIO WAS KNOWN AS ING ALGER GROWTH PORTFOLIO.

        *  ROUNDS TO LESS THAN $0.01.

        +  ROUNDS TO LESS THAN $(0.01).



                                                                                          CLASS ADV
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
                                                             ----------------------------------------      OF OPERATIONS) TO
ING AMERICAN CENTURY SELECT PORTFOLIO(3)                        2004           2003           2002         DECEMBER 31, 2001
----------------------------------------                     ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $     8.81     $     6.58     $     9.85     $              9.92
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                            (0.08)         (0.05)         (0.05)                  (0.00)+
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    0.47           2.28          (3.22)                  (0.07)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  0.39           2.23          (3.27)                  (0.07)
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $     9.20     $     8.81     $     6.58     $              9.85
                                                             ==========     ==========     ==========     ===================
Total return                                                       4.43%         33.89%        (33.20)%                 (0.71)%(1)
Net assets, end of period (000's)                            $   30,324     $   53,998     $   45,533     $            38,319
Ratio of total expenses to average net assets                      1.40%          1.50%          1.50%                   1.48%(2)
Ratio of net investment loss to average net assets                (0.60)%        (0.70)%        (0.65)%                 (0.06)%(2)
Portfolio turnover rate                                          505.97%        168.93%        245.27%                   6.09%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO NOVEMBER 8, 2004 THE PORTFOLIO WAS KNOWN AS ING ALGER GROWTH PORTFOLIO.

        +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                       CLASS S
                                                                 -------------------------------------------------
                                                                                                  PERIOD FROM
                                                                         YEAR ENDED               MAY 1, 2002
                                                                        DECEMBER 31,             (COMMENCEMENT
ING AMERICAN CENTURY                                             -------------------------      OF OPERATIONS) TO
SMALL CAP VALUE PORTFOLIO                                           2004           2003         DECEMBER 31, 2002
-------------------------                                        ----------     ----------     -------------------
Net asset value, beginning of period                             $    10.76     $     8.15     $             10.00
                                                                 ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                        0.00*          0.02                    0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                        2.28           2.87                   (1.85)
                                                                 ----------     ----------     -------------------
   Total income (loss) from investment operations                      2.28           2.89                   (1.85)
                                                                 ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                              (0.00)+        (0.01)                  (0.00)+
   Net realized gain on sale of investments                           (0.82)         (0.27)                     --
                                                                 ----------     ----------     -------------------
      Total distributions                                             (0.82)         (0.28)                  (0.00)
                                                                 ----------     ----------     -------------------
Net asset value, end of period                                   $    12.22     $    10.76     $              8.15
                                                                 ==========     ==========     ===================
Total return                                                          21.34%         35.49%                 (18.48)%(1)
Net assets, end of period (000's)                                $   37,816     $   12,363     $             6,324
Ratio of net expenses to average net assets                            1.55%          1.57%                   1.65%(2)
Ratio of net investment income (loss) to average net assets            0.09%          0.23%                  (0.14)%
Portfolio turnover rate                                              106.84%        136.81%                  70.04%(1)
Ratio of gross expenses prior to expense reimbursements                  --           1.65%                     --
Ratio of net investment income to average net assets
   prior to expense reimbursements                                       --           0.15%                     --

                                                                                        CLASS ADV
                                                                 --------------------------------------------------
                                                                                                   PERIOD FROM
                                                                         YEAR ENDED                MAY 1, 2002
                                                                        DECEMBER 31,              (COMMENCEMENT
ING AMERICAN CENTURY                                             -------------------------       OF OPERATIONS) TO
SMALL CAP VALUE PORTFOLIO                                           2004           2003          DECEMBER 31, 2002
-------------------------                                        ----------     ----------      -------------------
Net asset value, beginning of period                             $    10.71     $     8.13      $             10.00
                                                                 ----------     ----------      -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                       (0.02)          0.01                     0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                        2.26           2.84                    (1.86)
                                                                 ----------     ----------      -------------------
   Total income (loss) from investment operations                      2.24           2.85                    (1.86)
                                                                 ----------     ----------      -------------------
LESS DISTRIBUTIONS:
   Net investment income                                                 --          (0.00)!                  (0.01)
   Net realized gain on sale of investments                           (0.82)         (0.27)                      --
                                                                 ----------     ----------      -------------------
      Total distributions                                             (0.82)         (0.27)                   (0.01)
                                                                 ----------     ----------      -------------------
Net asset value, end of period                                   $    12.13     $    10.71      $              8.13
                                                                 ==========     ==========      ===================
Total return                                                          21.03%         35.08%                  (18.62)%(1)
Net assets, end of period (000's)                                $    5,266     $    2,843      $               815
Ratio of net expenses to average net assets                            1.80%          1.82%                    1.90%(2)
Ratio of net investment income (loss) to average net assets            0.00%#         0.00%+                   0.06%(2)
Portfolio turnover rate                                              106.84%        136.81%                   70.04%(1)
Ratio of gross expenses prior to expense reimbursements                  --           1.90%                      --
Ratio of net investment income to average net assets
   prior to expense reimbursements                                       --          (0.08)%                     --


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
        *  ROUNDS TO LESS THAN $0.01.

        +  ROUNDS TO LESS THAN $(0.01).
        #  ROUNDS TO LESS THAN 0.01%.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                        CLASS S
                                                                 -------------------------------------------------
                                                                                                   PERIOD FROM
                                                                         YEAR ENDED                MAY 1, 2002
                                                                        DECEMBER 31,              (COMMENCEMENT
ING BARON SMALL                                                  -------------------------      OF OPERATIONS) TO
CAP GROWTH PORTFOLIO                                                2004           2003         DECEMBER 31, 2002
--------------------                                             ----------     ----------     -------------------
Net asset value, beginning of period                             $    11.69     $     8.76     $             10.00
                                                                 ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                (0.09)         (0.07)                  (0.06)
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                        3.36           3.00                   (1.18)
                                                                 ----------     ----------     -------------------
   Total income (loss) from investment operations                      3.27           2.93                   (1.24)
                                                                 ----------     ----------     -------------------
Net asset value, end of period                                   $    14.96     $    11.69     $              8.76
                                                                 ==========     ==========     ===================
Total return                                                          27.97%         33.45%                 (12.40)%(1)
Net assets, end of period (000's)                                $  114,112     $   44,200     $             7,793
Ratio of net expenses to average net assets                            1.45%          1.46%                   1.50%(2)
Ratio of net investment loss to average net assets                    (0.96)%        (1.15)%                 (1.23)%(2)
Portfolio turnover rate                                               19.19%         18.55%                  12.42%(1)
Ratio of gross expenses prior to expense reimbursements                  --           1.50%                     --
Ratio of net investment income to average net assets
   prior to expense reimbursements                                       --          (1.19)%                    --

                                                                                       CLASS ADV
                                                                 --------------------------------------------------
                                                                                                   PERIOD FROM
                                                                         YEAR ENDED                MAY 1, 2002
                                                                        DECEMBER 31,              (COMMENCEMENT
ING BARON SMALL                                                  -------------------------       OF OPERATIONS) TO
CAP GROWTH PORTFOLIO                                                2004           2003          DECEMBER 31, 2002
--------------------                                             ----------     ----------      -------------------
Net asset value, beginning of period                             $    11.64     $     8.74      $             10.00
                                                                 ----------     ----------      -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                (0.09)         (0.12)                   (0.02)
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                        3.30           3.02                    (1.24)
                                                                 ----------     ----------      -------------------
   Total income (loss) from investment operations                      3.21           2.90                    (1.26)
                                                                 ----------     ----------      -------------------
Net asset value, end of period                                   $    14.85     $    11.64      $              8.74
                                                                 ==========     ==========      ===================
Total return                                                          27.85%         33.18%                  (12.60)%(1)
Net assets, end of period (000's)                                $   17,106     $    3,950      $             2,131
Ratio of net expenses to average net assets                            1.70%          1.71%                    1.75%(2)
Ratio of net investment loss to average net assets                    (1.22)%        (1.42)%                  (1.56)%(2)
Portfolio turnover rate                                               19.19%         18.55%                   12.42%(1)
Ratio of gross expenses prior to expense reimbursements                  --           1.75%                      --
Ratio of net investment income to average net assets
   prior to expense reimbursements                                       --          (1.46)%                     --


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                          CLASS S
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                 (COMMENCEMENT
                                                             ----------------------------------------       OF OPERATIONS) TO
ING FUNDAMENTAL RESEARCH PORTFOLIO(3)                           2004           2003           2002         DECEMBER 31, 2001
------------------------------------                         ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $     7.96     $     6.29     $     8.16     $              8.23
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.08           0.06           0.05                    0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    0.71           1.66          (1.92)                  (0.07)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  0.79           1.72          (1.87)                  (0.07)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.05)         (0.05)         (0.00)+                    --
   Net realized gain on sale of investments                          --             --          (0.00)+                    --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.05)         (0.05)         (0.00)                     --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $     8.70     $     7.96     $     6.29     $              8.16
                                                             ==========     ==========     ==========     ===================
Total return                                                       9.95%         27.38%        (22.89)%                 (0.85)%(1)
Net assets, end of period (000's)                            $   39,657     $   37,612     $   32,443     $            43,927
Ratio of total expenses to average net assets                      1.05%          1.05%          1.05%                   1.05%(2)
Ratio of net investment income to average net assets               0.93%          0.74%          0.57%                   0.44%(2)
Portfolio turnover rate                                           91.09%         34.75%         59.73%                   0.00%(1)#


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO JANUARY 23, 2004, THE PORTFOLIO WAS KNOWN AS ING DSI ENHANCED INDEX PORTFOLIO. FROM JANUARY 23, 2004 TO APRIL 29, 2005, THE PORTFOLIO WAS KNOWN AS ING AELTUS ENHANCED INDEX PORTFOLIO.
        +  ROUNDS TO LESS THAN $(0.01).

        #  ROUNDS TO LESS THAN 0.01%.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                         CLASS ADV
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
                                                             ----------------------------------------      OF OPERATIONS) TO
ING FUNDAMENTAL RESEARCH PORTFOLIO(3)                           2004           2003           2002         DECEMBER 31, 2001
-------------------------------------                        ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $     7.90     $     6.28     $     8.16     $              8.23
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                           0.05           0.05           0.00*                   0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    0.71           1.64          (1.88)                  (0.07)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  0.76           1.69          (1.88)                  (0.07)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.03)         (0.07)         (0.00)+                    --
   Net realized gain on sale of investments                          --             --          (0.00)+                    --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.03)         (0.07)         (0.00)                     --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $     8.63     $     7.90     $     6.28     $              8.16
                                                             ==========     ==========     ==========     ===================
Total return                                                       9.73%         26.99%        (23.03)%                 (0.85)%(1)
Net assets, end of period (000's)                            $    3,625     $    4,669     $    1,036     $                10
Ratio of total expenses to average net assets                      1.30%          1.30%          1.30%                   1.30%(2)
Ratio of net investment income to average net assets               0.61%          0.50%          0.53%                   0.17%(2)
Portfolio turnover rate                                           91.09%         34.75%         59.73%                   0.00%(1)#


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO JANUARY 23, 2004, THE PORTFOLIO WAS KNOWN AS ING DSI ENHANCED INDEX PORTFOLIO. FROM JANUARY 23, 2004 TO APRIL 29, 2005, THE PORTFOLIO WAS KNOWN AS ING AELTUS ENHANCED INDEX PORTFOLIO.

        *  ROUNDS TO LESS THAN $0.01.
        +  ROUNDS TO LESS THAN $(0.01).
        #  ROUNDS TO LESS THAN 0.01%.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                          CLASS S
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
ING GOLDMAN SACHS(R)                                         ----------------------------------------      OF OPERATIONS) TO
CAPITAL GROWTH PORTFOLIO                                        2004           2003           2002         DECEMBER 31, 2001
------------------------                                     ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $    10.36     $     8.38     $    11.15     $             11.24
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    0.02           0.01          (0.01)                   0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    0.88           1.97          (2.76)                  (0.09)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  0.90           1.98          (2.77)                  (0.09)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.00)+           --          (0.00)+                    --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.00)            --          (0.00)                     --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $    11.26     $    10.36     $     8.38     $             11.15
                                                             ==========     ==========     ==========     ===================
Total return                                                       8.74%         23.63%        (24.84)%                 (0.80)%(1)
Net assets, end of period (000's)                            $   87,353     $   90,005     $   78,023     $           103,118
Ratio of total expenses to average net assets                      1.30%          1.30%          1.30%                   1.30%(2)
Ratio of net investment income (loss) to average net assets        0.28%          0.06%         (0.08)%                  0.07%(2)
Portfolio turnover rate                                           46.00%         22.77%         31.98%                   1.11%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
        *  ROUNDS TO LESS THAN $0.01.
        +  ROUNDS TO LESS THAN $(0.01).


                                                                                         CLASS ADV
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
ING GOLDMAN SACHS(R)                                         ----------------------------------------      OF OPERATIONS) TO
CAPITAL GROWTH PORTFOLIO                                        2004           2003           2002         DECEMBER 31, 2001
------------------------                                     ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $    10.36     $     8.41     $    11.15     $             11.24
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                             0.01          (0.02)         (0.00)+                 (0.00)+
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    0.87           1.97          (2.74)                  (0.09)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  0.88           1.95          (2.74)                  (0.09)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                             --             --          (0.00)+                    --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                            --             --          (0.00)                     --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $    11.24     $    10.36     $     8.41     $             11.15
                                                             ==========     ==========     ==========     ===================
Total return                                                       8.49%         23.19%        (24.56)%                 (0.80)%(1)
Net assets, end of period (000's)                            $    6,117     $    5,299     $    4,124     $                10
Ratio of total expenses to average net assets                      1.55%          1.55%          1.55%                   1.55%(2)
Ratio of net investment income (loss) to average net assets        0.06%         (0.19)%        (0.09)%                 (0.03)%(2)
Portfolio turnover rate                                           46.00%         22.77%         31.98%                   1.11%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
        +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                   CLASS S
                                                                 -------------------------------------------
                                                                                             PERIOD FROM
                                                                                             MAY 1, 2003
                                                                                            (COMMENCEMENT
ING GOLDMAN SACHS(R)                                                  YEAR ENDED          OF OPERATIONS) TO
CORE EQUITY PORTFOLIO                                             DECEMBER 31, 2004       DECEMBER 31, 2003
---------------------                                            -------------------     -------------------
Net asset value, beginning of period                             $             12.44     $             10.00
                                                                 -------------------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                        0.11                    0.04
   Net realized and change in unrealized gain on investments, foreign currency and forward foreign currency exchange
    contracts                                                                   1.43                    2.40
                                                                 -------------------     -------------------
   Total income from investment operations                                      1.54                    2.44
                                                                 -------------------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                                       (0.04)                     --
   Net realized gain on sale of investments                                    (0.56)                     --
                                                                 -------------------     -------------------
      Total distributions                                                      (0.60)                     --
                                                                 -------------------     -------------------
Net asset value, end of period                                   $             13.38     $             12.44
                                                                 ===================     ===================
Total return                                                                   13.00%                  24.40%(1)
Net assets, end of period (000's)                                $           113,003     $            96,497
Ratio of total expenses to average net assets                                   1.15%                   1.15%(2)
Ratio of net investment income to average net assets                            0.91%                   0.53%(2)
Portfolio turnover rate                                                       120.49%                  66.39%(1)

                                                                                  CLASS ADV
                                                                 -------------------------------------------
                                                                                             PERIOD FROM
                                                                                             MAY 1, 2003
                                                                                            (COMMENCEMENT
ING GOLDMAN SACHS(R)                                                  YEAR ENDED          OF OPERATIONS) TO
CORE EQUITY PORTFOLIO                                             DECEMBER 31, 2004       DECEMBER 31, 2003
---------------------                                            -------------------     -------------------
Net asset value, beginning of period                             $             12.42     $             10.00
                                                                 -------------------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                        0.08                    0.02
   Net realized and change in unrealized gain on investments, foreign currency and forward foreign currency exchange
    contracts                                                                   1.43                    2.40
                                                                 -------------------     -------------------
   Total income from investment operations                                      1.51                    2.42
                                                                 -------------------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                                       (0.06)                     --
   Net realized gain on sale of investments                                    (0.56)                     --
                                                                 -------------------     -------------------
      Total distributions                                                      (0.62)                     --
                                                                 -------------------     -------------------
Net asset value, end of period                                   $             13.31     $             12.42
                                                                 ===================     ===================
Total return                                                                   12.76%                  24.20%(1)
Net assets, end of period (000's)                                $               108     $                 1
Ratio of total expenses to average net assets                                   1.40%                   1.40%(2)
Ratio of net investment income to average net assets                            1.14%                   0.27%(2)
Portfolio turnover rate                                                       120.49%                  66.39%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.


                                                                                         CLASS S
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
ING JPMORGAN FLEMING                                         ----------------------------------------      OF OPERATIONS) TO
INTERNATIONAL PORTFOLIO                                         2004           2003          2002(3)       DECEMBER 31, 2001
-----------------------                                      ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $    10.44     $     8.15     $    10.04     $             10.18
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    0.11          (0.05)          0.02                   (0.00)+
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    1.81           2.43          (1.86)                  (0.14)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  1.92           2.38          (1.84)                  (0.14)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.12)         (0.09)         (0.05)                     --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.12)         (0.09)         (0.05)                     --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $    12.24     $    10.44     $     8.15     $             10.04
                                                             ==========     ==========     ==========     ===================
Total return                                                      18.65%         29.38%        (18.29)%                 (1.38)%(1)
Net assets, end of period (000's)                            $  201,653     $    8,034     $       18     $                10
Ratio of total expenses to average net assets                      1.25%          1.25%          1.25%                   1.25%(2)
Ratio of net investment income (loss) to average net assets        0.85%         (0.21)%         0.24%                  (0.34)%(2)
Portfolio turnover rate                                           12.38%         23.06%        173.74%                  96.70%


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

        +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                         CLASS ADV
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
ING JPMORGAN FLEMING                                         ----------------------------------------      OF OPERATIONS) TO
INTERNATIONAL PORTFOLIO                                         2004           2003          2002(3)       DECEMBER 31, 2001
-----------------------                                      ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $    10.40     $     8.13     $    10.03     $             10.18
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    0.08           0.05          (0.04)                  (0.00)+
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    1.81           2.30          (1.81)                  (0.15)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  1.89           2.35          (1.85)                  (0.15)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.11)         (0.08)         (0.05)                     --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.11)         (0.08)         (0.05)                     --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $    12.18     $    10.40     $     8.13     $             10.03
                                                             ==========     ==========     ==========     ===================
Total return                                                      18.34%         28.98%        (18.48)%                 (1.47)%(1)
Net assets, end of period (000's)                            $    2,224     $    1,184     $      485     $                10
Ratio of total expenses to average net assets                      1.50%          1.50%          1.50%                   1.50%(2)
Ratio of net investment income (loss) to average net assets        0.85%          0.86%         (0.45)%                 (0.67)%(2)
Portfolio turnover rate                                           12.38%         23.06%        173.74%                  96.70%


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

        +  ROUNDS TO LESS THAN $(0.01).



                                                                                        CLASS S
                                                                 -------------------------------------------------
                                                                                                   PERIOD FROM
                                                                         YEAR ENDED                MAY 1, 2002
                                                                        DECEMBER 31,              (COMMENCEMENT
ING JPMORGAN                                                     -------------------------      OF OPERATIONS) TO
MID CAP VALUE PORTFOLIO                                             2004           2003         DECEMBER 31, 2002
-----------------------                                          ----------     ----------     -------------------
Net asset value, beginning of period                             $    11.89     $     9.23     $             10.00
                                                                 ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                               0.02           0.04                    0.02
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                        2.42           2.73                   (0.77)
                                                                 ----------     ----------     -------------------
   Total income (loss) from investment operations                      2.44           2.77                   (0.75)
                                                                 ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                              (0.02)         (0.03)                  (0.02)
   Net realized gain on sale of investments                           (0.42)         (0.08)                     --
                                                                 ----------     ----------     -------------------
      Total distributions                                             (0.44)         (0.11)                  (0.02)
                                                                 ----------     ----------     -------------------
Net asset value, end of period                                   $    13.89     $    11.89     $              9.23
                                                                 ==========     ==========     ===================
Total return                                                          20.59%         30.05%                  (7.53)%(1)
Net assets, end of period (000's)                                $   64,420     $   16,372     $             6,027
Ratio of total expenses to average net assets                          1.35%          1.35%                   1.35%(2)
Ratio of net investment income to average net assets                   0.26%          0.61%                   0.35%(2)
Portfolio turnover rate                                               44.80%         44.14%                  30.55%(1)

                                                                                       CLASS ADV
                                                                 -------------------------------------------------
                                                                                                   PERIOD FROM
                                                                         YEAR ENDED                MAY 1, 2002
                                                                        DECEMBER 31,              (COMMENCEMENT
ING JPMORGAN                                                     -------------------------      OF OPERATIONS) TO
MID CAP VALUE PORTFOLIO                                             2004           2003         DECEMBER 31, 2002
-----------------------                                          ----------     ----------     -------------------
Net asset value, beginning of period                             $    11.86     $     9.22     $             10.00
                                                                 ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                              (0.00)+         0.03                    0.01
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                        2.40           2.70                   (0.77)
                                                                 ----------     ----------     -------------------
   Total income (loss) from investment operations                      2.40           2.73                   (0.76)
                                                                 ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                                 --          (0.01)                  (0.02)
   Net realized gain on sale of investments                           (0.42)         (0.08)                     --
                                                                 ----------     ----------     -------------------
      Total distributions                                             (0.42)         (0.09)                  (0.02)
                                                                 ----------     ----------     -------------------
Net asset value, end of period                                   $    13.84     $    11.86     $              9.22
                                                                 ==========     ==========     ===================
Total return                                                          20.31%         29.68%                  (7.64)%(1)
Net assets, end of period (000's)                                $    4,980     $    1,354     $               331
Ratio of total expenses to average net assets                          1.60%          1.60%                   1.60%(2)
Ratio of net investment income to average net assets                  (0.02)%         0.36%                   0.26%(2)
Portfolio turnover rate                                               44.80%         44.14%                  30.55%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

        +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
ING MFS CAPITAL                                              ----------------------------------------      OF OPERATIONS) TO
OPPORTUNITIES PORTFOLIO                                         2004          2003(3)        2002(3)       DECEMBER 31, 2001
-----------------------                                      ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $    24.09     $    18.89     $    27.11     $             27.21
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    0.16           0.05           0.02                   (0.00)+
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    2.87           5.19          (8.24)                  (0.10)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  3.03           5.24          (8.22)                  (0.10)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.08)         (0.04)            --                      --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.08)         (0.04)            --                      --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $    27.04     $    24.09     $    18.89     $             27.11
                                                             ==========     ==========     ==========     ===================
Total return                                                      12.63%         27.74%        (30.35)%                 (0.37)%(1)
Net assets, end of period (000's)                            $      445     $      391     $       80     $                10
Ratio of total expenses to average net assets                      1.15%          1.15%          1.15%                   1.15%(2)
Ratio of net investment income (loss) to average net assets        0.62%          0.21%          0.08%                  (0.03)%(2)
Portfolio turnover rate                                           74.19%         64.97%        151.07%                 105.61%


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

      +    ROUNDS TO LESS THAN $(0.01).



                                                                                         CLASS ADV
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
ING MFS CAPITAL                                              ----------------------------------------      OF OPERATIONS) TO
OPPORTUNITIES PORTFOLIO                                         2004          2003(3)        2002(3)       DECEMBER 31, 2001
-----------------------                                      ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $    23.98     $    18.84     $    27.11     $             27.21
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                             0.03          (0.01)         (0.01)                  (0.01)
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    2.92           5.17          (8.26)                  (0.09)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  2.95           5.16          (8.27)                  (0.10)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.07)         (0.02)            --                      --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.07)         (0.02)            --                      --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $    26.86     $    23.98     $    18.84     $             27.11
                                                             ==========     ==========     ==========     ===================
Total return                                                      12.36%         27.39%        (30.51)%                 (0.37)%(1)
Net assets, end of period (000's)                            $      267     $      159     $       54     $                10
Ratio of total expenses to average net assets                      1.40%          1.40%          1.40%                   1.40%(2)
Ratio of net investment income (loss) to average net assets        0.27%         (0.04)%        (0.06)%                 (0.33)%(2)
Portfolio turnover rate                                           74.19%         64.97%        151.07%                 105.61%


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
ING OPCAP BALANCED                                           ----------------------------------------      OF OPERATIONS) TO
VALUE PORTFOLIO                                                 2004           2003           2002         DECEMBER 31, 2001
---------------                                              ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $    12.29     $     9.64     $    12.40     $             12.55
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                           0.04           0.11           0.23                    0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    1.22           2.79          (2.86)                  (0.15)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  1.26           2.90          (2.63)                  (0.15)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.12)         (0.25)         (0.01)                     --
   Net realized gain on sale of investments                          --             --          (0.12)                     --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.12)         (0.25)         (0.13)                     --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $    13.43     $    12.29     $     9.64     $             12.40
                                                             ==========     ==========     ==========     ===================
Total return                                                      10.32%         30.32%        (21.23)%                 (1.20)%(1)
Net assets, end of period (000's)                            $  160,159     $  140,554     $  102,619     $           143,306
Ratio of total expenses to average net assets                      1.25%          1.25%          1.25%                   1.27%(2)
Ratio of net investment income to average net assets               0.35%          1.00%          1.85%                   0.52%(2)
Portfolio turnover rate                                          110.18%        124.56%        133.43%                   7.53%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
        *  ROUNDS TO LESS THAN $0.01.


                                                                                      CLASS ADV
                                                             ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
ING OPCAP BALANCED                                           ----------------------------------------      OF OPERATIONS) TO
VALUE PORTFOLIO                                                 2004           2003           2002         DECEMBER 31, 2001
---------------                                              ----------     ----------     ----------     -------------------
Net asset value, beginning of period                         $    12.21     $     9.61     $    12.40     $             12.55
                                                             ----------     ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                           0.04           0.09           0.05                    0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    1.17           2.77          (2.71)                  (0.15)
                                                             ----------     ----------     ----------     -------------------
   Total income (loss) from investment operations                  1.21           2.86          (2.66)                  (0.15)
                                                             ----------     ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.10)         (0.26)         (0.01)                     --
   Net realized gain on sale of investments                          --             --          (0.12)                     --
                                                             ----------     ----------     ----------     -------------------
      Total distributions                                         (0.10)         (0.26)         (0.13)                     --
                                                             ----------     ----------     ----------     -------------------
Net asset value, end of period                               $    13.32     $    12.21     $     9.61     $             12.40
                                                             ==========     ==========     ==========     ===================
Total return                                                      10.00%         30.08%        (21.46)%                 (1.20)%(1)
Net assets, end of period (000's)                            $    3,767     $    2,665     $    1,756     $                10
Ratio of total expenses to average net assets                      1.50%          1.50%          1.50%                   1.50%(2)
Ratio of net investment income to average net assets               0.10%          0.74%          1.40%                   0.21%(2)
Portfolio turnover rate                                          110.18%        124.56%        133.43%                   7.53%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
        *  ROUNDS TO LESS THAN $0.01.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                        CLASS S
                                                                 -------------------------------------------------
                                                                                                   PERIOD FROM
                                                                         YEAR ENDED                MAY 1, 2002
                                                                        DECEMBER 31,              (COMMENCEMENT
                                                                 -------------------------      OF OPERATIONS) TO
ING OPPENHEIMER GLOBAL PORTFOLIO(3)                                 2004           2003         DECEMBER 31, 2002
-----------------------------------                              ----------     ----------     -------------------
Net asset value, beginning of period                             $    11.06     $     8.39     $             10.00
                                                                 ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                               0.02           0.02                    0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward
    foreign currency exchange contracts                                1.62           2.65                   (1.61)
                                                                 ----------     ----------     -------------------
   Total income (loss) from investment operations                      1.64           2.67                   (1.61)
                                                                 ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                              (0.00)+           --                      --
   Net realized gain on sale of investments                           (0.12)            --                      --
                                                                 ----------     ----------     -------------------
      Total distributions                                             (0.12)            --                      --
                                                                 ----------     ----------     -------------------
Net asset value, end of period                                   $    12.58     $    11.06     $              8.39
                                                                 ==========     ==========     ===================
Total return                                                          15.01%         31.82%                 (16.10)%(1)
Net assets, end of period (000's)                                $   19,143     $   14,291     $             8,516
Ratio of total expenses to average net assets                          1.02%          1.45%                   1.45%(2)
Ratio of net investment income to average net assets                   0.19%          0.19%                   0.07%(2)
Portfolio turnover rate                                              389.97%        157.47%                  87.08%(1)
Ratio of gross expenses to average net assets prior
   to expense reimbursements                                             --             --                      --
Ratio of net investment income to average net assets prior
   to expense reimbursements                                             --             --                      --

                                                                                       CLASS ADV
                                                                 -------------------------------------------------
                                                                                                   PERIOD FROM
                                                                         YEAR ENDED                MAY 1, 2002
                                                                        DECEMBER 31,              (COMMENCEMENT
                                                                 -------------------------      OF OPERATIONS) TO
ING OPPENHEIMER GLOBAL PORTFOLIO(3)                                 2004           2003         DECEMBER 31, 2002
-----------------------------------                              ----------     ----------     -------------------
Net asset value, beginning of period                             $    11.02     $     8.38     $             10.00
                                                                 ----------     ----------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                               0.03           0.00*                  (0.01)
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward
    foreign currency exchange contracts                                1.57           2.64                   (1.61)
                                                                 ----------     ----------     -------------------
   Total income (loss) from investment operations                      1.60           2.64                   (1.62)
                                                                 ----------     ----------     -------------------
LESS DISTRIBUTIONS:
   Net investment income                                              (0.00)+           --                      --
   Net realized gain on sale of investments                           (0.12)            --                      --
                                                                 ----------     ----------     -------------------
      Total distributions                                             (0.12)            --                      --
                                                                 ----------     ----------     -------------------
Net asset value, end of period                                   $    12.50     $    11.02     $              8.38
                                                                 ==========     ==========     ===================
Total return                                                          14.71%         31.50%                 (16.20)%(1)
Net assets, end of period (000's)                                $  127,653     $      856     $               665
Ratio of total expenses to average net assets                          1.27%          1.70%                   1.70%(2)
Ratio of net investment income to average net assets                   0.55%          0.01%                  (0.43)%(2)
Portfolio turnover rate                                              389.97%        157.47%                  87.08%(1)
Ratio of gross expenses to average net assets prior
   to expense reimbursements                                     $     1.28     $       --     $                --
Ratio of net investment income to average net assets prior
   to expense reimbursements                                           0.54%            --                      --


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING MFS GLOBAL GROWTH PORTFOLIO.

        *  ROUNDS TO LESS THAN $0.01.
        +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                             CLASS S                 CLASS ADV
                                                                       -------------------      -------------------
                                                                           PERIOD FROM              PERIOD FROM
                                                                         NOVEMBER 8, 2004         NOVEMBER 8, 2004
                                                                          (COMMENCEMENT            (COMMENCEMENT
ING OPPENHEIMER STRATEGIC                                               OF OPERATIONS) TO        OF OPERATIONS) TO
INCOME PORTFOLIO                                                        DECEMBER 31, 2004        DECEMBER 31, 2004
----------------                                                       -------------------      -------------------
Net asset value, beginning of period                                   $             10.00      $             10.00
                                                                       -------------------      -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                              0.02                     0.02
   Net realized and change in unrealized gain (loss) on investments,
    foreign currency and forward foreign currency exchange contracts                  0.11                     0.11
                                                                       -------------------      -------------------
   Total income (loss) from investment operations                                     0.13                     0.13
                                                                       -------------------      -------------------
LESS DISTRIBUTIONS:
   Net investment income                                                             (0.02)                   (0.02)
                                                                       -------------------      -------------------
      Total distributions                                                            (0.02)                   (0.02)
                                                                       -------------------      -------------------
Net asset value, end of period                                         $             10.11      $             10.11
                                                                       ===================      ===================
Total return(1)                                                                       1.27%                    1.26%
Net assets, end of period (000's)                                      $            60,836      $             3,655
Ratio of total expenses to average net assets(2)                                      0.77%                    1.02%
Ratio of net investment income to average net assets(2)                               2.40%                    2.15%
Portfolio turnover rate(1)                                                          145.26%                  145.26%
Ratio of gross expenses to average net assets prior to expense
  reimbursements                                                                      0.81%(2)                 1.06%
Ratio of net investment income to average net assets prior to
  expense reimbursements                                                              2.36%(2)                 2.11%



      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.



                                                                               CLASS S
                                                             ---------------------------------------------
                                                                                           PERIOD FROM
                                                                   YEAR ENDED              MAY 1, 2002
                                                                  DECEMBER 31,            (COMMENCEMENT
ING PIMCO                                                    -----------------------    OF OPERATIONS) TO
TOTAL RETURN PORTFOLIO                                          2004        2003(3)     DECEMBER 31, 2002
----------------------                                       ----------   ----------   -------------------
Net asset value, beginning of period                         $    10.61   $    10.55   $             10.00
                                                             ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                           0.14         0.22                  0.14
   Net realized and change in unrealized gain on
    investments, swap contracts, foreign currency and
    forward foreign currency exchange contracts                    0.32         0.21                  0.67
                                                             ----------   ----------   -------------------
   Total income from investment operations                         0.46         0.43                  0.81
                                                             ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                             --        (0.30)                (0.15)
   Net realized gain on sale of investments                       (0.11)       (0.07)                (0.11)
                                                             ----------   ----------   -------------------
      Total distributions                                         (0.11)       (0.37)                (0.26)
                                                             ----------   ----------   -------------------
Net asset value, end of period                               $    10.96   $    10.61   $             10.55
                                                             ==========   ==========   ===================
Total return                                                       4.33%        4.06%                 8.07%(1)
Net assets, end of period (000's)                            $   88,424   $   50,174   $            25,186
Ratio of total expenses to average net assets                      1.10%        1.10%                 1.10%(2)
Ratio of net investment income to average net assets               1.32%        2.07%                 2.60%(2)
Portfolio turnover rate                                          376.96%      471.09%               419.33%(1)

                                                                                CLASS ADV
                                                             ---------------------------------------------
                                                                                           PERIOD FROM
                                                                   YEAR ENDED              MAY 1, 2002
                                                                  DECEMBER 31,            (COMMENCEMENT
ING PIMCO                                                    -----------------------    OF OPERATIONS) TO
TOTAL RETURN PORTFOLIO                                          2004        2003(3)     DECEMBER 31, 2002
----------------------                                       ----------   ----------   -------------------
Net asset value, beginning of period                         $    10.59   $    10.53   $             10.00
                                                             ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                           0.09         0.20                  0.07
   Net realized and change in unrealized gain on
    investments, swap contracts, foreign currency and
    forward foreign currency exchange contracts                    0.34         0.20                  0.72
                                                             ----------   ----------   -------------------
   Total income from investment operations                         0.43         0.40                  0.79
                                                             ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                             --        (0.27)                (0.15)
   Net realized gain on sale of investments                       (0.11)       (0.07)                (0.11)
                                                             ----------   ----------   -------------------
      Total distributions                                         (0.11)       (0.34)                (0.26)
                                                             ----------   ----------   -------------------
Net asset value, end of period                               $    10.91   $    10.59   $             10.53
                                                             ==========   ==========   ===================
Total return                                                       4.06%        3.86%                 7.88%(1)
Net assets, end of period (000's)                            $   14,827   $   10,388   $             4,880
Ratio of total expenses to average net assets                      1.35%        1.35%                 1.35%(2)
Ratio of net investment income to average net assets               0.81%        1.84%                 2.40%(2)
Portfolio turnover rate                                          376.96%      471.09%               419.33%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                     CLASS S
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
ING SALOMON BROTHERS                                         ------------------------------------    OF OPERATIONS) TO
AGGRESSIVE GROWTH PORTFOLIO                                     2004        2003(3)       2002       DECEMBER 31, 2001
---------------------------                                  ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $    36.23   $    26.28   $    40.72   $             41.09
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                            (0.01)       (0.28)       (0.18)                (0.01)
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    3.43        10.23       (14.26)                (0.36)
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  3.42         9.95       (14.44)                (0.37)
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $    39.65   $    36.23   $    26.28   $             40.72
                                                             ==========   ==========   ==========   ===================
Total return                                                       9.44%       37.86%      (35.46)%               (0.90)%(1)
Net assets, end of period (000's)                            $  355,857   $   13,970   $        7   $                10
Ratio of total expenses to average net assets                      1.07%        1.12%        1.07%                 1.04%(2)
Ratio of net investment loss to average net assets                (0.04)%      (0.82)%      (0.57)%               (0.50)%(2)
Portfolio turnover rate                                            3.10%        0.28%      174.11%               159.72%


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.


                                                                                    CLASS ADV
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
ING SALOMON BROTHERS                                         ------------------------------------    OF OPERATIONS) TO
AGGRESSIVE GROWTH PORTFOLIO                                     2004        2003(3)       2002       DECEMBER 31, 2001
---------------------------                                  ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $    36.04   $    26.22   $    40.71   $             41.09
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                            (0.12)       (0.28)       (0.25)                (0.02)
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    3.43        10.10       (14.24)                (0.36)
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  3.31         9.82       (14.49)                (0.38)
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $    39.35   $    36.04   $    26.22   $             40.71
                                                             ==========   ==========   ==========   ===================
Total return                                                       9.18%       37.45%      (35.59)%               (0.92)%(1)
Net assets, end of period (000's)                            $    3,196   $    1,014   $      489   $                10
Ratio of total expenses to average net assets                      1.32%        1.33%        1.32%                 1.29%(2)
Ratio of net investment loss to average net assets                (0.45)%      (0.88)%      (0.76)%               (0.66)%(2)
Portfolio turnover rate                                            3.10%        0.28%      174.11%               159.72%


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                     CLASS S
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
ING SALOMON BROTHERS                                         ------------------------------------    OF OPERATIONS) TO
FUNDAMENTAL VALUE PORTFOLIO                                     2004      2003(3)(4)      2002       DECEMBER 31, 2001
---------------------------                                  ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $    16.59   $    11.97   $    16.01   $             15.86
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    0.00*       (0.02)        0.21                  0.01
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    1.40         4.86        (4.15)                 0.14
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  1.40         4.84        (3.94)                 0.15
                                                             ----------   ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                             --        (0.22)       (0.01)                   --
   Net realized gain on sale of investments                          --           --        (0.09)                   --
                                                             ----------   ----------   ----------   -------------------
      Total distributions                                            --        (0.22)       (0.10)                   --
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $    17.99   $    16.59   $    11.97   $             16.01
                                                             ==========   ==========   ==========   ===================
Total return                                                       8.44%       40.68%      (24.62)%                0.95%(1)
Net assets, end of period (000's)                            $   56,159   $   56,159   $   34,833   $            40,370
Ratio of total expenses to average net assets                      1.35%        1.35%        1.35%                 1.35%(2)
Ratio of net investment income (loss) to average net assets        0.02%       (0.17)%       1.48%                 0.87%(2)
Portfolio turnover rate                                           32.87%      105.09%      114.27%                 3.84%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

        *  ROUNDS TO LESS THAN $0.01.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                     CLASS ADV
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
ING SALOMON BROTHERS                                         ------------------------------------    OF OPERATIONS) TO
FUNDAMENTAL VALUE PORTFOLIO                                     2004        2003(3)       2002       DECEMBER 31, 2001
---------------------------                                  ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $    16.47   $    11.94   $    16.01   $             15.86
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                   (0.02)       (0.07)        0.06                  0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    1.37         4.85        (4.03)                 0.15
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  1.35         4.78        (3.97)                 0.15
                                                             ----------   ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                             --        (0.25)       (0.01)                   --
   Net realized gain on sale of investments                          --           --        (0.09)                   --
                                                             ----------   ----------   ----------   -------------------
      Total distributions                                            --        (0.25)       (0.10)                   --
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $    17.82   $    16.47   $    11.94   $             16.01
                                                             ==========   ==========   ==========   ===================
Total return                                                       8.20%       40.31%      (24.79)%                0.95%(1)
Net assets, end of period (000's)                            $   10,195   $    3,299   $      535   $                10
Ratio of total expenses to average net assets                      1.60%        1.60%        1.60%                 1.60%(2)
Ratio of net investment income (loss) to average net assets       (0.18)%      (0.51)%       1.79%                 0.50%(2)
Portfolio turnover rate                                           32.87%      105.09%      114.27%                 3.84%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

        *  ROUNDS TO LESS THAN $0.01.



                                                                     CLASS S                                CLASS ADV
                                                      -------------------------------------   -------------------------------------
                                                                             PERIOD FROM                             PERIOD FROM
                                                                             MAY 1, 2003                             MAY 1, 2003
                                                                            (COMMENCEMENT                           (COMMENCEMENT
                                                         YEAR ENDED       OF OPERATIONS) TO      YEAR ENDED       OF OPERATIONS) TO
ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO(3)    DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2003
--------------------------------------------------    -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period                      $     12.11          $   10.00          $     12.09         $   10.00
                                                          -----------          ---------          -----------         ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                          (0.00)+            (0.04)               (0.08)            (0.06)
   Net realized and change in unrealized gain on
    investments, foreign currency and forward
    foreign currency exchange contracts                          0.67               2.15                 0.73              2.15
                                                          -----------          ---------          -----------         ---------
   Total income from investment operations                       0.67               2.11                 0.65              2.09
                                                          -----------          ---------          -----------         ---------
LESS DISTRIBUTIONS:
   Net realized gain on sale of investments                     (0.56)                --                (0.56)               --
                                                          -----------          ---------          -----------         ---------
      Total distributions                                       (0.56)                --                (0.56)               --
                                                          -----------          ---------          -----------         ---------
Net asset value, end of period                            $     12.22          $   12.11          $     12.18         $   12.09
                                                          ===========          =========          ===========         =========
Total return                                                     6.45%             21.00%(1)             6.21%            20.90%(1)
Net assets, end of period (000's)                         $    16,118          $       1          $    33,408         $  42,935
Ratio of total expenses to average net assets                    1.14%              1.15%(2)             1.39%             1.40%(2)
Ratio of net investment loss to average net assets              (0.21)%            (0.53)%(2)           (0.57)%           (0.78)%(2)
Portfolio turnover rate                                        291.39%            115.88%(1)           291.39%           115.88%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER CAPITAL APPRECIATION PORTFOLIO.

        +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                      CLASS S
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
                                                             ------------------------------------    OF OPERATIONS) TO
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO(3)       2004         2003         2002       DECEMBER 31, 2001
---------------------------------------------------------    ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $     7.36   $     5.09   $     7.29   $              7.23
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                            (0.07)       (0.04)       (0.02)                (0.00)+
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    0.70         2.31        (2.18)                 0.06
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  0.63         2.27        (2.20)                 0.06
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $     7.99   $     7.36   $     5.09   $              7.29
                                                             ==========   ==========   ==========   ===================
Total return                                                       8.56%       44.60%      (30.18)%                0.83%(1)
Net assets, end of period (000's)                            $   29,155   $   30,354   $    1,110   $                10
Ratio of total expenses to average net assets                      1.21%        1.30%        1.30%                 1.30%(2)
Ratio of net investment loss to average net assets                (0.88)%      (1.00)%      (0.90)%               (0.99)%(2)
Portfolio turnover rate                                          441.11%      187.33%      327.74%                58.25%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER AGGRESSIVE GROWTH PORTFOLIO.
        +  ROUNDS TO LESS THAN $(0.01).



                                                                                     CLASS ADV
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
                                                             ------------------------------------    OF OPERATIONS) TO
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO(3)       2004         2003         2002       DECEMBER 31, 2001
---------------------------------------------------------    ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $     7.33   $     5.08   $     7.29   $              7.23
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                            (0.10)       (0.07)       (0.07)                (0.01)
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    0.71         2.32        (2.14)                 0.07
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  0.61         2.25        (2.21)                 0.06
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $     7.94   $     7.33   $     5.08   $              7.29
                                                             ==========   ==========   ==========   ===================
Total return                                                       8.32%       44.29%      (30.32)%                0.83%(1)
Net assets, end of period (000's)                            $   80,813   $  107,353   $   71,775   $            80,999
Ratio of total expenses to average net assets                      1.46%        1.55%        1.55%                 1.53%(2)
Ratio of net investment loss to average net assets                (1.13)%      (1.24)%      (1.19)%               (1.28)%(2)
Portfolio turnover rate                                          441.11%      187.33%      327.74%                58.25%(1)
Ratio of gross expenses to average net assets prior to
   expense reimbursements                                    $     1.47   $       --   $       --   $                --
Ratio of net investment loss to average net assets prior to
   expense reimbursements                                         (1.14)%         --           --                    --


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER AGGRESSIVE GROWTH PORTFOLIO.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                      CLASS S
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
ING T. ROWE PRICE                                            ------------------------------------    OF OPERATIONS) TO
GROWTH EQUITY PORTFOLIO                                         2004         2003        2002(3)    DECEMBER 31, 2001
-----------------------                                      ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $    45.12   $    34.59   $    45.31   $             45.44
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                           0.22         0.06         0.03                  0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    4.16        10.52       (10.67)                (0.13)
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  4.38        10.58       (10.64)                (0.13)
                                                             ----------   ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.02)       (0.05)       (0.08)                   --
                                                             ----------   ----------   ----------   -------------------
      Total distributions                                         (0.02)       (0.05)       (0.08)                   --
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $    49.48   $    45.12   $    34.59   $             45.31
                                                             ==========   ==========   ==========   ===================
Total return                                                       9.74%       30.58%      (23.50)%               (0.29)%(1)
Net assets, end of period (000's)                            $   18,642   $    8,251   $    1,530   $                10
Ratio of total expenses to average net assets                      1.00%        1.00%        1.00%                 1.00%(2)
Ratio of net investment income to average net assets               0.62%        0.04%        0.09%                 0.17%(2)
Portfolio turnover rate                                           39.18%       34.01%       49.23%                64.81%


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.
        *  ROUNDS TO LESS THAN $0.01.


                                                                                      CLASS ADV
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
ING T. ROWE PRICE                                            ------------------------------------    OF OPERATIONS) TO
GROWTH EQUITY PORTFOLIO                                         2004         2003        2002(3)     DECEMBER 31, 2001
-----------------------                                      ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $    44.89   $    34.50   $    45.30   $             45.44
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                             0.11        (0.01)       (0.06)                (0.00)+
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    4.14        10.44       (10.66)                (0.14)
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  4.25        10.43       (10.72)                (0.14)
                                                             ----------   ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                             --        (0.04)       (0.08)                   --
                                                             ----------   ----------   ----------   -------------------
      Total distributions                                            --        (0.04)       (0.08)                   --
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $    49.14   $    44.89   $    34.50   $             45.30
                                                             ==========   ==========   ==========   ===================
Total return                                                       9.47%       30.27%      (23.70)%               (0.31)%(1)
Net assets, end of period (000's)                            $   78,870   $   60,182   $   13,601   $                10
Ratio of total expenses to average net assets                      1.25%        1.25%        1.25%                 1.25%(2)
Ratio of net investment income (loss) to average net assets        0.19%       (0.24)%      (0.18)%               (0.00)%(2)#
Portfolio turnover rate                                           39.18%       34.01%       49.23%                64.81%


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.
      (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.
        +  ROUNDS TO LESS THAN $(0.01).
        #  ROUNDS TO LESS THAN (0.01)%.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                      CLASS S
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
                                                             ------------------------------------    OF OPERATIONS) TO
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO(3)                      2004         2003         2002       DECEMBER 31, 2001
------------------------------------------                   ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $     7.49   $     6.05   $     8.10   $              8.12
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    0.09         0.01         0.01                 (0.00)+
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    1.00         1.47        (2.05)                (0.02)
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  1.09         1.48        (2.04)                (0.02)
                                                             ----------   ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.06)       (0.04)       (0.01)                   --
                                                             ----------   ----------   ----------   -------------------
      Total distributions                                         (0.06)       (0.04)       (0.01)                   --
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $     8.52   $     7.49   $     6.05   $              8.10
                                                             ==========   ==========   ==========   ===================
Total return                                                      14.59%       24.54%      (25.15)%               (0.25)%(1)
Net assets, end of period (000's)                            $    2,356   $    1,352   $        8   $                10
Ratio of total expenses to average net assets                      1.10%        1.10%        1.09%                 1.09%(2)
Ratio of net investment income (loss) to average net assets        1.06%        0.37%        0.26%                (0.17)%(2)
Portfolio turnover rate                                          139.86%      125.91%      105.62%                91.72%


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO MAY 1, 2004 THE PORTFOLIO WAS MANAGED BY MFS AND WAS KNOWN AS ING MFS RESEARCH EQUITY PORTFOLIO.
        +  ROUND TO LESS THAN $(0.01).



                                                                                      CLASS ADV
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
                                                             ------------------------------------    OF OPERATIONS) TO
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO(3)                      2004         2003         2002       DECEMBER 31, 2001
------------------------------------------                   ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $     7.49   $     6.04   $     8.10   $              8.12
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    0.05         0.02         0.02                 (0.00)+
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    1.01         1.45        (2.07)                (0.02)
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  1.06         1.47        (2.05)                (0.02)
                                                             ----------   ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.03)       (0.02)       (0.01)                   --
                                                             ----------   ----------   ----------   -------------------
      Total distributions                                         (0.03)       (0.02)       (0.01)                   --
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $     8.52   $     7.49   $     6.04   $              8.10
                                                             ==========   ==========   ==========   ===================
Total return                                                      14.21%       24.42%      (25.29)%               (0.25)%(1)
Net assets, end of period (000's)                            $       48   $       39   $       39   $                10
Ratio of total expenses to average net assets                      1.35%        1.35%        1.34%                 1.34%(2)
Ratio of net investment income (loss) to average net assets        0.73%        0.33%        0.29%                (0.33)%(2)
Portfolio turnover rate                                          139.86%      125.91%      105.62%                91.72%


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS MANAGED BY MFS AND WAS KNOWN AS ING MFS RESEARCH EQUITY PORTFOLIO.
        +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                             CLASS S
                                                          ---------------------------------------------
                                                                                        PERIOD FROM
                                                                 YEAR ENDED             MAY 1, 2002
                                                                 DECEMBER 31,          (COMMENCEMENT
ING VAN KAMPEN                                            ----------------------     OF OPERATIONS) TO
COMSTOCK PORTFOLIO                                           2004         2003       DECEMBER 31, 2002
------------------                                        ----------   ----------   -------------------
Net asset value, beginning of period                      $    10.58   $     8.34   $             10.00
                                                          ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.09         0.05                  0.05
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                 1.67         2.42                 (1.67)
                                                          ----------   ----------   -------------------
   Total income (loss) from investment operations               1.76         2.47                 (1.62)
                                                          ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          --        (0.06)                (0.04)
   Net realized gain on sale of investments                    (0.05)       (0.17)                   --
                                                          ----------   ----------   -------------------
      Total distributions                                      (0.05)       (0.23)                (0.04)
                                                          ----------   ----------   -------------------
Net asset value, end of period                            $    12.29   $    10.58   $              8.34
                                                          ==========   ==========   ===================
Total return                                                   16.74%       29.67%               (16.22)%(1)
Net assets, end of period (000's)                         $  317,797   $  139,236   $            12,723
Ratio of total expenses to average net assets                   1.15%        1.20%                 1.20%(2)
Ratio of net investment income to average net assets            1.15%        1.06%                 1.23%(2)
Portfolio turnover rate                                        29.56%       31.53%                46.52%(1)

                                                                             CLASS ADV
                                                          ---------------------------------------------
                                                                                        PERIOD FROM
                                                                YEAR ENDED              MAY 1, 2002
                                                               DECEMBER 31,            (COMMENCEMENT
ING VAN KAMPEN                                            -----------------------    OF OPERATIONS) TO
COMSTOCK PORTFOLIO                                           2004         2003       DECEMBER 31, 2002
------------------                                        ----------   ----------   -------------------
Net asset value, beginning of period                      $    10.55   $     8.32   $             10.00
                                                          ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.08         0.07                  0.01
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                 1.64         2.37                 (1.65)
                                                          ----------   ----------   -------------------
   Total income (loss) from investment operations               1.72         2.44                 (1.64)
                                                          ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          --        (0.04)                (0.04)
   Net realized gain on sale of investments                    (0.05)       (0.17)                   --
                                                          ----------   ----------   -------------------
      Total distributions                                      (0.05)       (0.21)                (0.04)
                                                          ----------   ----------   -------------------
Net asset value, end of period                            $    12.22   $    10.55   $              8.32
                                                          ==========   ==========   ===================
Total return                                                   16.41%       29.34%               (16.36)%(1)
Net assets, end of period (000's)                         $   12,569   $    8,556   $             3,699
Ratio of total expenses to average net assets                   1.40%        1.45%                 1.45%(2)
Ratio of net investment income to average net assets            0.86%        0.77%                 1.75%(2)
Portfolio turnover rate                                        29.56%       31.53%                46.52%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED. CLASS S


                                                                                      CLASS S
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
                                                             ------------------------------------    OF OPERATIONS) TO
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO(3)                   2004         2003         2002       DECEMBER 31, 2001
---------------------------------------------                ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $    30.27   $    23.88   $    31.14   $             31.41
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                           0.17         0.12         0.07                  0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    3.03         6.33        (7.28)                (0.27)
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  3.20         6.45        (7.21)                (0.27)
                                                             ----------   ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.10)       (0.06)       (0.00)+                  --
   Net realized gain on sale of investments                          --           --        (0.05)                   --
                                                             ----------   ----------   ----------   -------------------
      Total distributions                                         (0.10)       (0.06)       (0.05)                   --
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $    33.37   $    30.27   $    23.88   $             31.14
                                                             ==========   ==========   ==========   ===================
Total return                                                      10.62%       27.04%      (23.13)%               (0.86)%(1)
Net assets, end of period (000's)                            $   34,477   $   17,744   $   13,685   $            13,660
Ratio of total expenses to average net assets                      0.99%        1.35%        1.35%                 1.34%(2)
Ratio of net investment income to average net assets               0.99%        0.46%        0.27%                 0.04%(2)
Portfolio turnover rate                                          797.37%       16.74%       14.92%                 4.82%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS KNOWN AS THE ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO.

        *  ROUNDS TO LESS THAN $0.01.
        +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                     CLASS ADV
                                                             ----------------------------------------------------------
                                                                                                        PERIOD FROM
                                                                                                     DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,          (COMMENCEMENT
                                                             ------------------------------------    OF OPERATIONS) TO
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO(3)                   2004         2003         2002       DECEMBER 31, 2001
---------------------------------------------                ----------   ----------   ----------   -------------------
Net asset value, beginning of period                         $    30.07   $    23.81   $    31.13   $             31.41
                                                             ----------   ----------   ----------   -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                    0.15         0.06         0.02                 (0.00)+
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                    2.96         6.30        (7.29)                (0.28)
                                                             ----------   ----------   ----------   -------------------
   Total income (loss) from investment operations                  3.11         6.36        (7.27)                (0.28)
                                                             ----------   ----------   ----------   -------------------
LESS DISTRIBUTIONS:
   Net investment income                                          (0.07)       (0.10)          --                    --
   Net realized gain on sale of investments                          --           --        (0.05)                   --
                                                             ----------   ----------   ----------   -------------------
      Total distributions                                         (0.07)       (0.10)       (0.05)                   --
                                                             ----------   ----------   ----------   -------------------
Net asset value, end of period                               $    33.11   $    30.07   $    23.81   $             31.13
                                                             ==========   ==========   ==========   ===================
Total return                                                      10.32%       26.76%      (23.35)%               (0.89)%(1)
Net assets, end of period (000's)                            $    8,611   $      123   $       22   $                10
Ratio of total expenses to average net assets                      1.24%        1.60%        1.60%                 1.60%(2)
Ratio of net investment income (loss) to average net assets        1.29%        0.22%        0.09%                (0.17)%(2)
Portfolio turnover rate                                          797.37%       16.74%       14.92%                 4.82%(1)


      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

      (3) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS KNOWN AS THE ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO.

        +  ROUNDS TO LESS THAN $(0.01).

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

      For investors who want more information about the Fund, the following documents are available free upon request:


      - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 29, 2005, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

      - ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


      For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.


      The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


                                        Investment Company Act File No. 811-8319

APRIL 29, 2005                            PROSPECTUS-- INITIAL CLASS ("I CLASS")

--------------------------------------------------------------------------------

                               ING PARTNERS, INC.


      ING Partners, Inc. ("Fund") is a mutual fund authorized to issue multiple series of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed below (each a "Portfolio", and collectively, the "Portfolios"). Not all portfolios are offered in this Prospectus. ING Life Insurance and Annuity Company ("ILIAC" or "Adviser"), serves as the Investment Adviser of each Portfolio, and each Portfolio has a sub-adviser. The Portfolios (and their sub-advisers) described in this Prospectus are:


      - ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO--Sub-Adviser:
        American Century Investment Management, Inc.

      - ING AMERICAN CENTURY SELECT PORTFOLIO--Sub-Adviser: American Century Investment Management, Inc.

      - ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO--Sub-Adviser: American Century Investment Management, Inc.

      - ING BARON SMALL CAP GROWTH PORTFOLIO--Sub-Adviser: BAMCO, Inc.

      - ING FUNDAMENTAL RESEARCH PORTFOLIO--Sub-Adviser: ING Investment Management Co.

      - ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO*--Sub-Adviser: Goldman Sachs Asset Management, L.P.

      - ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO*--Sub-Adviser: Goldman Sachs Asset Management, L.P.

      - ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO--Sub-Adviser: J.P. Morgan Fleming Asset Management (London) Ltd.

      - ING JPMORGAN MID CAP VALUE PORTFOLIO--Sub-Adviser: J.P. Morgan Investment Management Inc.

      - ING MFS CAPITAL OPPORTUNITIES PORTFOLIO--Sub-Adviser: Massachusetts Financial Services Company

      - ING OPCAP BALANCED VALUE PORTFOLIO--Sub-Adviser: OpCap Advisors LLC

      - ING OPPENHEIMER GLOBAL PORTFOLIO--Sub-Adviser: OppenheimerFunds, Inc.

      - ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO--Sub-Adviser:
        OppenheimerFunds, Inc.

      - ING PIMCO TOTAL RETURN PORTFOLIO--Sub-Adviser: Pacific Investment Management Company LLC

      - ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO--Sub-Adviser: Salomon Brothers Asset Management Inc

      - ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO--Sub-Adviser: Salomon Brothers Asset Management Inc


      - ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO--Sub-Adviser: Salomon Brothers Asset Management Inc


      - ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO--Sub-Adviser: T. Rowe Price Associates, Inc.

      - ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO--Sub-Adviser: T. Rowe Price Associates, Inc.

      - ING UBS U.S. LARGE CAP EQUITY PORTFOLIO--Sub-Adviser: UBS Global Asset Management (Americas) Inc.

      -  ING VAN KAMPEN COMSTOCK PORTFOLIO--Sub-Adviser: Van Kampen


      -  ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO--Sub-Adviser: Van Kampen


      Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

      Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates and other management investment companies.

      NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

      THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN PORTFOLIOS OF ING PARTNERS, INC. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR
      INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

      AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      You should read this Prospectus in conjunction with the prospectus for the Separate Account before investing or sending money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

*Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.

TABLE OF CONTENTS


                                                                                PAGE
Portfolio Summaries

ING American Century Large Company Value Portfolio                               1

INGAmerican Century Select Portfolio                                             2

ING American Century Small Cap Value Portfolio                                   4

ING Baron Small Cap Growth Portfolio                                             6

ING Fundamental Research Portfolio                                               7

ING Goldman Sachs(R) Capital Growth Portfolio                                    9

ING Goldman Sachs(R) Core Equity Portfolio                                      10

ING JPMorgan Fleming International Portfolio                                    12

ING JPMorgan Mid Cap Value Portfolio                                            13

ING MFS Capital Opportunities Portfolio                                         15

ING OpCap Balanced Value Portfolio                                              16

ING Oppenheimer Global Portfolio                                                18

ING Oppenheimer Strategic Income Portfolio                                      20

ING PIMCO Total Return Portfolio                                                21

ING Salomon Brothers Aggressive Growth Portfolio                                23

ING Salomon Brothers Fundamental Value Portfolio                                25

ING Salomon Brothers Large Cap Growth Portfolio                                 27

ING T. Rowe Price Diversified Mid Cap Growth Portfolio                          29

ING T. Rowe Price Growth Equity Portfolio                                       31

ING UBS U.S. Large Cap Equity Portfolio                                         32

ING Van Kampen Comstock Portfolio                                               34

ING Van Kampen Equity and Income Portfolio                                      35

Portfolio Fees and Expenses                                                     38

Summary of Principal Risks                                                      40

Additional Information About Investment Strategies                              43

Management of the Portfolios                                                    50

Portfolio Distribution                                                          55

Shareholder Information                                                         56

Performance                                                                     59

Financial Highlights                                                            62

               ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO
            (FORMERLY ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO) SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-     INVESTMENT OBJECTIVE


      Long-term capital growth. Income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.


-     PRINCIPAL INVESTMENT STRATEGIES


      Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of large capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century considers large capitalization companies to be companies in the Russell 1000 Index. As of December 31, 2004, the capitalization of companies represented in the Russell 1000 Index ranged between $495 million and $358.2 billion.


      In selecting securities for the Portfolio, American Century looks for companies whose stock price may not adequately reflect the companies' value. American Century attempts to purchase the stocks of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company.

      American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock, and stock or stock index futures contracts.

      When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

      American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objectives. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         ACTIVE OR FREQUENT TRADING RISK

                                  CURRENCY RISK

                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK

                             MARKET AND COMPANY RISK

                           UNDERVALUED SECURITIES RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002         (22.59)%
2003          31.74%
2004          10.24%


      The best calendar quarter return since inception of the I Class of the Portfolio was 19.85% in the second quarter of 2003; the worst was (20.77)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                        1 YEAR       SINCE INCEPTION
       ING American Century Large Company Value Portfolio (I Class)      10.24%           3.85%
       Russell 1000 Value Index                                          16.49%           9.15%(1)
       S&P 500 Index                                                     10.88%           3.78%(1)
       S&P BARRA Value Index                                             15.71%           6.81%(1)
       Morningstar Large Cap Value Average                               12.91%           5.52%(2)


----------

      (1)   Since December 1, 2001.
      (2)   Since December 31, 2001.

      In the table, the I Class average annual total returns for the periods shown are compared with the Russell 1000 Value Index, the S&P 500 Index, the S&P Barra Value Index and the Morningstar Large Cap Value Average. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower than forecasted growth values. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios. The Morningstar Large Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001. Prior to April 29, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc and was known as ING Salomon Brothers Investors Value Portfolio. On April 29, 2005, the Portfolio's strategy was changed to one of investing primarily in large capitalization companies.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING AMERICAN CENTURY SELECT PORTFOLIO
                      (FORMERLY ING ALGER GROWTH PORTFOLIO)
 SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-     INVESTMENT OBJECTIVE

      Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio seeks to achieve its investment objective by investing in securities of companies American Century believes will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. It also includes companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value. The Portfolio generally invests in larger companies, although it may purchase companies of any size.

      Although most of the Portfolio's assets will be invested in U.S. companies, there is no limit on the amount of assets the Portfolio can invest in foreign companies. Most of the Portfolio's foreign investments are in companies located and doing business in developed countries.

      American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

      When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, nonleveraged futures contracts and other similar securities.

      American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                             MARKET AND COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002         (32.79)%
2003          34.44%
2004           5.06%


      The best calendar quarter return since inception of the I Class of the Portfolio was 17.38% in the second quarter of 2003; the worst was (19.88)% in the third quarter of 2002.

      PERIODS ENDED DECEMBER 31, 2004


                                                                1 YEAR     SINCE INCEPTION
       ING American Century Select Portfolio (I Class)           5.06%         (1.92)%
       Russell 1000 Growth Index                                 6.30%         (0.24)%(1)
       Morningstar Large Growth Fund Average                     7.64%          0.14%(2)


----------

      (1)   Since December 1, 2001.
      (2)   Since December 31, 2001.


      In the table, the I Class average annual total returns for the periods shown are compared with the Russell 1000 Growth Index and the Morningstar Large Growth Fund Average. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001. Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Growth Portfolio. On November 8, 2004, the Portfolio's strategy was limited to 65% of its assets in large capitalization companies.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
 SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-     INVESTMENT OBJECTIVE


      Long-term growth of capital, income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.


-     PRINCIPAL INVESTMENT STRATEGIES


      Under normal circumstances, the Portfolio seeks to achieve its investment objectives by investing at least 80% of its net assets in small-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century considers small-capitalization companies to include those with a market capitalization no larger than that of the largest company in the Standard & Poor's Small Cap 600 Index ("S&P 600 Index") or the Russell 2000 Index.


      American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

      American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock, and stock or stock index futures contracts.

      When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

      American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objectives. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         ACTIVE OR FREQUENT TRADING RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                             MARKET AND COMPANY RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                           UNDERVALUED SECURITIES RISK


      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003          35.84%
2004          21.61%


      The best calendar quarter return since inception of the I Class of the Portfolio was 18.69% in the second quarter of 2003; the worst was (19.14)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                     1 YEAR       SINCE INCEPTION
       ING American Century Small Cap Value Portfolio (I Class)       21.61%           11.85%
       S&P 600 Index                                                  22.65%           11.01%(1)
       Morningstar Small Blend Average                                18.86%           11.06%(1)


----------
      (1)   Since May 1, 2002.

      In the table, the I Class average annual total returns for the periods shown are compared with the S&P 600 Index and the Morningstar Small Blend Average. The S&P 600 Index is a market value-weighted index of 600 small-sized domestic stocks. The Morningstar Small Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING BARON SMALL CAP GROWTH PORTFOLIO
                       SUB-ADVISER: BAMCO, INC. ("BAMCO")

-     INVESTMENT OBJECTIVE

      Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.

      BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   CREDIT RISK
                                GROWTH STOCK RISK
                              LARGE POSITIONS RISK
                             MARKET AND COMPANY RISK
                        SMALL-CAPITALIZATION COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003          33.87%
2004          28.28%


      The best calendar quarter return since inception of the I Class of the Portfolio was 17.66% in the second quarter of 2003; the worst was (9.37)% in the third quarter of 2002.

      PERIODS ENDED DECEMBER 31, 2004


                                                              1 YEAR        SINCE INCEPTION
       ING Baron Small Cap Growth Portfolio (I Class)          28.28%           16.57%
       Russell 2000 Index                                      18.33%           10.99%(1)
       Morningstar Small Cap Growth Average                    12.09%            7.35%(1)


----------
      (1)   Since May 1, 2002.

      In the table, the I Class average annual total returns for the periods shown are compared with the Russell 2000 Index and the Morningstar Small Cap Growth Average. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Morningstar Small Cap Growth Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                       ING FUNDAMENTAL RESEARCH PORTFOLIO
                 (FORMERLY ING AELTUS ENHANCED INDEX PORTFOLIO)
              SUB-ADVISER: ING INVESTMENT MANAGEMENT CO. ("ING IM")

-     INVESTMENT OBJECTIVE

      Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES


      Prior to July 5, 2005, the Portfolio invests at least 80% of its assets in stocks included in the S&P 500 Index. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. Effective July 5, 2005, the Portfolio will invest at least 65% of its total assets in common stocks and securities convertible into common stock.


      ING IM may invest principally in common stocks having significant potential for capital appreciation. The Portfolio may also invest in derivative instruments.

      ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM:

      -  Emphasizes stocks of larger companies;

      - May also invest a portion of the Portfolio's assets in stocks of mid-sized companies, and up to 25% of its assets in stocks of foreign issuers, depending upon market conditions; and

      - Utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

      ING IM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                               INDEX TRACKING RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                         MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002         (22.76)%
2003          27.74%
2004          10.19%


      The best calendar quarter return since inception of the I Class of the Portfolio was 15.44% in the second quarter of 2003; the worst was (17.59)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                          1 YEAR      SINCE INCEPTION
       ING Fundamental Research Portfolio (I Class)        10.19%           2.48%
       S&P 500 Index                                       10.88%           3.78%(1)
       Morningstar Large Blend Fund Average                 9.96%           3.04%(2)


----------

      (1)   Since December 1, 2001.
      (2)   Since December 31, 2001.

      In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001. Prior to January 23, 2004, the Portfolio was managed by DSI International Management, Inc. and was known as ING DSI Enhanced Index Portfolio. From January 23, 2004 to April 28, 2005, the Portfolio was known as ING Aeltus Enhanced Index Portfolio. Effective April 29, 2005, the name of the Portfolio was changed to ING Fundamental Research Portfolio. In addition, effective July 5, 2005, the strategy of the Portfolio will be changed from an index tracking strategy to a strategy utilizing fundamental research.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
           SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")

-     INVESTMENT OBJECTIVE

      Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

      GSAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002         (24.65)%
2003          23.81%
2004           9.08%


      The best calendar quarter return since inception of the I Class of the Portfolio was 13.10% in the second quarter of 2003; the worst was (16.00)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                    1 YEAR      SINCE INCEPTION
       ING Goldman Sachs(R) Capital Growth Portfolio (I Class)        9.08%          0.31%
       S&P 500 Index                                                 10.88%          3.78%(1)
       Russell 1000 Growth Index                                      6.30%         (0.24)%(1)
       Morningstar Large Blend Fund Average                           9.96%          3.04%(2)


----------

      (1)   Since December 1, 2001.
      (2)   Since December 31, 2001.

      In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the Russell 1000 Growth Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
           SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")

-     INVESTMENT OBJECTIVE

      Long-term growth of capital and dividend income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

      GSAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              EMERGING GROWTH RISK
                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares for the first full calendar year of operations. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2004           13.32%


      The best calendar quarter return since inception of the I Class of the Portfolio was 9.37% in the fourth quarter of 2004; the worst was (1.15)% in the third quarter of 2004.


      PERIODS ENDED DECEMBER 31, 2004


                                                                1 YEAR       SINCE INCEPTION
       ING Goldman Sachs(R) Core Equity Portfolio (I Class)      13.32%          22.93%
       S&P 500 Index                                             10.88%          20.32%(1)
       Morningstar Large Blend Fund Average                       9.96%          19.40%(1)


----------
      (1)   Since May 1, 2003.


      In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2003.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
         SUB-ADVISER: J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LTD.
                              ("JPMORGAN FLEMING")

-     INVESTMENT OBJECTIVE


      Long-term growth of capital.


-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMorgan Fleming believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

      The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

      JPMorgan Fleming may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   CREDIT RISK
                                  CURRENCY RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                              GEOGRAPHIC FOCUS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

1998          19.09%
1999          58.41%
2000         (19.59)%
2001         (26.93)%
2002         (18.08)%
2003          29.45%
2004          18.89%


      The best calendar quarter return since inception of the I Class of the Portfolio was 30.92% in the fourth quarter of 1999; the worst was (19.50)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                         1 YEAR      5 YEARS     SINCE INCEPTION
       ING JPMorgan Fleming International Portfolio (I Class)             18.89%      (5.82)%          5.06%
       Morgan Stanley Capital International Europe, Australasia and       20.70%      (0.80)%          5.74%(1)
         Far East Index
       Morningstar Foreign Large Blend Average                            17.59%      (2.93)%          4.45%(1)


----------
      (1)   Since December 1, 1997.

      In the table, the I Class average annual total returns for the periods shown are compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") and the Morningstar Foreign Large Blend Average. The MSCI EAFE Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australasia and the Far East. The Morningstar Foreign Large Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO
          SUB-ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC. ("JPMIM")

-     INVESTMENT OBJECTIVE

      Growth from capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMIM believes to be undervalued. The Portfolio will provide shareholders with at least 60 days' prior written notice of any changes in this non-fundamental investment policy. Market capitalization is the total market value of a company's shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

      The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The Portfolio also may use derivatives to hedge various market risks or to increase the Portfolio's income.

      JPMIM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK

                              DIVERSIFICATION RISK

                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

      The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003           30.31%
2004           20.88%


      The best calendar quarter return since inception of the I Class of the Portfolio was 14.13% in the second quarter of 2003; the worst was (9.76)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                            1 YEAR      SINCE INCEPTION
       ING JPMorgan Mid Cap Value Portfolio (I Class)       20.88%         15.23%
       Russell MidCap Value Index                           23.71%         14.39%(1)
       Morningstar Mid Cap Value Average                    17.90%         10.87%(1)


----------
      (1)   Since May 1, 2002.


      In the table, the I Class average annual total returns for the periods shown are compared with the Russell MidCap Value Index and the Morningstar Mid Cap Value Average. The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The Morningstar Mid Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
          SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

-     INVESTMENT OBJECTIVE


      Capital appreciation.


-     PRINCIPAL INVESTMENT STRATEGIES


      The Portfolio invests primarily (at least 65% of its net assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flows. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


      MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

      The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.


      The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


      MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

1998          26.74%
1999          48.79%
2000          (5.72)%
2001         (24.75)%
2002         (30.16)%
2003          28.07%
2004          12.88%


      The best calendar quarter return since inception of the I Class of the Portfolio was 29.27% in the fourth quarter of 1999; the worst was (27.68)% in the third quarter of 2001.


      PERIODS ENDED DECEMBER 31, 2004


                                                               1 YEAR      5 YEARS     SINCE INCEPTION
       ING MFS Capital Opportunities Portfolio (I Class)       12.88%      (6.46)%          4.54%
       S&P 500 Index                                           10.88%      (2.30)%          4.96%(1)
       Morningstar Large Blend Fund Average                     9.96%      (1.77)%          4.45%(1)


----------
      (1)   Since December 1, 1997.

      In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                       ING OPCAP BALANCED VALUE PORTFOLIO
                    SUB-ADVISER: OPCAP ADVISORS LLC ("OPCAP")

-     INVESTMENT OBJECTIVE


      Capital growth, and secondarily, investment income. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.


-     PRINCIPAL INVESTMENT STRATEGIES

      Under normal market conditions, the Portfolio invests at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 75% of its total assets invested in equities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities, and U.S. government securities. U.S. government securities include a variety of securities issued by the U.S. Treasury or by U.S. government-related entities. While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

      To seek long-term growth of net asset value per share, the Portfolio normally invests half or more of its assets in common stocks that OpCap believes are undervalued in the marketplace, mainly the common stocks of U.S. issuers or companies with significant U.S. operations. The Portfolio also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Portfolio also buys corporate and government bonds, notes, and other debt securities for investment income and capital appreciation, which can include securities below investment grade.

      OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases.

      OpCap allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the Portfolio might hold stocks, bonds, and money market instruments in different proportions at different times. OpCap might increase the relative emphasis of investments in bonds and other fixed income securities, instead of stocks when it thinks that:

      - common stocks in general appear to be overvalued,

      - debt securities present better capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality, or

      - it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

      OpCap may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objectives. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                               INDUSTRY FOCUS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         U.S. GOVERNMENT SECURITIES RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002          (21.06)%
2003           30.72%
2004           10.58%


      The best calendar quarter return since inception of the I Class of the Portfolio was 15.43% in the second quarter of 2003; the worst was (15.53)% in the second quarter of 2002.

      PERIODS ENDED DECEMBER 31, 2004


                                                                 1 YEAR      SINCE INCEPTION
       ING OpCap Balanced Value Portfolio (I Class)               10.58%         4.00%
       60% S&P 500 Index/40% Lehman Brothers Intermediate
         Government/Credit Bond Index                              8.90%         3.92%(1)
       Morningstar Moderate Allocation Average                     8.62%         4.85%(2)


----------

      (1)   Since December 1, 2001.
      (2)   Since December 31, 2001.

      In the table, the I Class average annual total returns for the periods shown are compared with the 60% S&P 500 Index/40% LB Intermediate Government/Credit Bond Index and the Morningstar Moderate Allocation Average. The 60% S&P 500 Index/40% LB Intermediate Government/Credit Bond Index is a combination of the S&P 500 Index and the LB Intermediate Government/Credit Bond Index. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The LB Intermediate Government/Credit Bond Index is an index made up of the Lehman Brothers Intermediate Government and Credit Bond indices, including U.S. government Treasury and agency securities as well as corporate and yankee bonds. The Morningstar Moderate Allocation Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING OPPENHEIMER GLOBAL PORTFOLIO
                   (FORMERLY ING MFS GLOBAL GROWTH PORTFOLIO)
               SUB-ADVISER: OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")

-     INVESTMENT OBJECTIVE

      Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

      PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests mainly in common stocks of companies in the U.S. and foreign countries. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

      The Portfolio is not required to allocate its investments in any set percentages in any particular countries. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically the Portfolio invests in a number of different countries.

      In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S companies with high growth potential. Oppenheimer uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

      Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

      - stocks of small-, mid-, and large-cap growth-oriented companies worldwide;

      - companies that stand to benefit from global growth trends;

      - businesses with strong competitive positions and high demand for their products or services; and

      - cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

      In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

      Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                              ASSET ALLOCATION RISK
                                  CURRENCY RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                              GEOGRAPHIC FOCUS RISK
                                GROWTH STOCK RISK
                               INDUSTRY FOCUS RISK
                             MARKET AND COMPANY RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003           33.73%
2004           15.28%


      The best calendar quarter return since inception of the I Class of the Portfolio was 15.79% in the second quarter of 2003; the worst was (14.33)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                         1 YEAR      SINCE INCEPTION
       ING Oppenheimer Global Portfolio (I Class)         15.28%          10.16%
       MSCI World Index                                   15.25%           9.63%(1)
       MSCI All Country World Index                       15.75%          10.09%(1)
       Morningstar World Stock Average                    15.16%           9.20%(1)


----------
      (1)   Since May 1, 2002.

      In the table, the I Class average annual total returns for the periods shown are compared with the MSCI World Index, the MSCI All Country World Index and the Morningstar World Stock Average. The MSCI World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The MSCI All Country World Index is a broad-based unmanaged index of developed country and emerging market equities.The Morningstar World Stock Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002. Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as ING MFS Global Growth Portfolio. Effective November 8, 2004, the MSCI World Index was designated as the comparative index for the Portfolio since it more closely reflects the performance of the securities in which the Portfolio invests.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
               SUB-ADVISER: OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")

-     INVESTMENT OBJECTIVE

      High level of current income principally derived from interest on debt securities. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests mainly in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade high-yield securities of U.S. and foreign companies. Those debt securities typically include:

      - short, medium and long-term foreign government and U.S. government bonds and notes;

      - collateralized mortgage obligations ("CMOs");

      - other mortgage-related securities and asset-backed securities;

      - participation interests in loans;

      - "structured" notes;

      - lower-grade, high-yield domestic and foreign corporate debt obligations; and

      - "zero-coupon" or "stripped" securities.

      Under normal market conditions, the Portfolio invests in each of these three market sectors. However, the Portfolio is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The Portfolio can invest up to 100% of its assets in any one sector at any time, if Oppenheimer believes that in doing so the Portfolio can achieve its objective without undue risk. The Portfolio can invest in securities having short-, medium-, or long-term maturities and may invest without limit in lower-grade, high-yield debt obligations, also called "junk bonds."

      The Portfolio's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. The Portfolio can also use hedging instruments and certain derivative investments, primarily CMOs and "structured" notes, to try to enhance income or to try to manage investment risks. These investments are more fully explained in "Additional Information About Investment Strategies."

      In selecting securities for the Portfolio, Oppenheimer analyzes the overall investment opportunities and risks in individual national economies. Oppenheimer's overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities. Oppenheimer may try to take advantage of the lack of correlation of price movements that may occur among the three sectors from time to time. Oppenheimer currently focuses on the factors below (some of which may vary in particular cases and may change over time):

      - securities offering high current income;

      - overall diversification for the Portfolio by seeking securities whose markets and prices tend to move in different directions; and

      - relative values among the three major market sectors in which the Portfolio invests.

      Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

      The principal risks of investing in the Portfolio are listed below and discussed under "Summary of Principal Risks." Oppenheimer tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Portfolio's assets in any one issuer. The Portfolio's diversification strategies, both with respect to securities in different sectors and securities issued by different companies and governments, are intended to help reduce the volatility of the Portfolio's share prices while seeking current income. Also, the Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry. THERE CAN BE NO ASSURANCE THAT ANY OF THESE TECHNIQUES WILL BE SUCCESSFUL IN MITIGATING RISK.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                   CREDIT RISK
                             CREDIT DERIVATIVES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PREPAYMENT OR CALL RISK
                             SECTOR ALLOCATION RISK
                         U.S. GOVERNMENT SECURITIES RISK
                                ZERO-COUPON RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The Portfolio commenced operations on November 8, 2004. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING PIMCO TOTAL RETURN PORTFOLIO
        SUB-ADVISER: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO")

-     INVESTMENT OBJECTIVE

      Maximum total return, consistent with capital preservation and prudent investment management. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

      The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed and emerging markets countries. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

      Investments in fixed-income securities may include debt securities of the U.S. government, its agencies and instrumentalities, debt securities of U.S. corporations, mortgage-backed securities and asset-backed securities. U.S. government securities include a variety of securities issued by U.S. government entities that are backed by the full faith and credit of the United States (such as the Government National Mortgage Association and the Federal Housing Administration) or whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or that are backed solely by the credit of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal Home Loan Banks). While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

      The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

      PIMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK

                         U.S. GOVERNMENT SECURITIES RISK


      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003            4.36%
2004            4.61%


      The best calendar quarter return since inception of the I Class of the Portfolio was 4.23% in the third quarter of 2002; the worst was (2.11)% in the second quarter of 2004.


      PERIODS ENDED DECEMBER 31, 2004


                                                         1 YEAR       SINCE INCEPTION
       ING PIMCO Total Return Portfolio (I Class)         4.61%            6.44%
       Lehman Brothers Aggregate Bond Index               4.34%            6.19%(1)
       Morningstar Intermediate-Term Bond Average         3.81%            5.74%(1)


----------
      (1)   Since May 1, 2002.

      In the table, the I Class average annual total returns for the periods shown are compared with the Lehman Brothers Aggregate Bond Index and the Morningstar Intermediate-Term Bond Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The Morningstar Intermediate-Term Bond Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
          SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM")

-     INVESTMENT OBJECTIVE


      Long-term growth of capital.


-     PRINCIPAL INVESTMENT STRATEGIES


      The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


      SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

      The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

      The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

      SaBAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK

                           CONVERTIBLE SECURITIES RISK

                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                            ISSUER CONCENTRATION RISK
                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

1998           29.67%
1999           50.88%
2000          (28.78)%
2001          (25.21)%
2002          (35.31)%
2003           38.18%
2004            9.72%


      The best calendar quarter return since inception of the I Class of the Portfolio was 34.33% in the fourth quarter of 1999; the worst was (30.81)% in the third quarter of 2001.


      PERIODS ENDED DECEMBER 31, 2004


                                                                   1 YEAR     5 YEARS     SINCE INCEPTION
       Salomon Brothers Aggressive Growth Portfolio (I Class)       9.72%     (12.18)%          0.15%
       Russell 3000 Growth Index                                    6.93%      (8.87)%          1.96%(1)
       S&P 500 Index                                               10.88%      (2.30)%          4.96%(1)
       Morningstar Large Growth Fund Average                        7.64%      (7.64)%          3.34%(1)


----------
      (1)   Since December 1, 1997.

      In the table, the I Class average annual total returns for the periods shown are compared to the Russell 3000 Growth Index, the S&P 500 Index and the Morningstar Large Growth Fund Average. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997. Prior to December 16, 2002, the Portfolio was managed by MFS and was known as the ING MFS Emerging Equities Portfolio.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
          SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM")

-     INVESTMENT OBJECTIVE

      Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES


      The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.


      The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

      SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

      When evaluating an individual stock, SaBAM looks for:


      - Low market valuations measured by SaBAM's valuation models; and


      - Positive changes in earnings prospects because of factors such as:


        -   New, improved or unique products and services;
        -   New or rapidly expanding markets for the company's products;
        -   New management;
        - Changes in the economic, financial regulatory or political environment particularly affecting the company;
        -   Effective research, product development and marketing; and
        -   A business strategy not yet recognized by the marketplace.


      SaBAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK

                              DIVERSIFICATION RISK

                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

      The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This may magnify the Portfolio's losses from events affecting a particular issuer. However, SaBAM seeks to diversify the Portfolio's investments across industries, which may help reduce this risk.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002          (24.42)%
2003           41.06%
2004            8.71%


      The best calendar quarter return since inception of the I Class of the Portfolio was 18.56% in the second quarter of 2003; the worst was (23.58)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                       1 YEAR       SINCE INCEPTION
       ING Salomon Brothers Fundamental Value Portfolio (I Class)        8.71%           5.27%
       Russell 3000 Index                                               11.95%           5.15%(1)
       S&P 500 Index                                                    10.88%           3.78%(1)
       Morningstar Mid Cap Blend Fund Average                           16.00%           9.87%(2)
       Morningstar Large Blend Fund Average                              9.96%           3.04%(2)


----------

      (1)   Since December 1, 2001.
      (2)   Since December 31, 2001.

      In the table, the I Class average annual total returns for the periods shown are compared with the Russell 3000 Index, the S&P 500 Index, the Morningstar Mid Cap Blend Fund Average and the Morningstar Large Blend Fund Average. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Mid Cap and Large Blend Fund Averages are each a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
               (FORMERLY ING ALGER CAPITAL APPRECIATION PORTFOLIO)

          SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM")


-     INVESTMENT OBJECTIVE

      Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio normally invests at least 80% of its net assets in equity securities of large-cap companies and related investments. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. For the purposes of this 80% policy, large cap companies are considered to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio are still considered to be securities of large cap companies for purposes of this 80% policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

      SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM attempts to identify established large capitalization companies with the highest growth potential. SaBAM then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, SaBAM attempts to identify the best values available among the growth companies listed.

      In selecting individual companies for investment, SaBAM considers:


      - favorable earnings prospectus;

      - technological innovation;

      - industry dominance;

      - competitive producers and services;

      - global scope;

      - long-term operating history;

      - consistent and sustainable long-term growth in dividends and earnings per share;

      - strong cash flow;

      - high return on equity;

      - strong financial condition; and


      - experienced and effective management.

      SaBAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              EMERGING MARKETS RISK
                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares for the first full calendar year of operations. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2004           6.69%


      The best calendar quarter return since inception of the I Class of the Portfolio was 11.54% in the fourth quarter of 2004; the worst was (9.91)% in the third quarter of 2004.


      PERIODS ENDED DECEMBER 31, 2004


                                                                      1 YEAR      SINCE INCEPTION
       ING Salomon Brothers Large Cap Growth Portfolio (I Class)        6.69%          16.68%
       Russell 1000 Growth Index                                        6.30%          16.95%(1)
       S&P 500 Index                                                   10.88%          20.32%(1)
       Morningstar Large Growth Fund Average                            7.64%          17.30%(1)


----------
      (1)   Since May 1, 2003.


      In the table, the I Class average annual total returns for the periods shown are compared with the Russell 1000 Growth Index, the S&P 500 Index and the Morningstar Large Growth Fund Average. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2003. Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as the ING Alger Capital Appreciation Portfolio. On November 8, 2004, the Portfolio's strategy was changed to one of investing primarily in large-capitalization companies.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
                (FORMERLY ING ALGER AGGRESSIVE GROWTH PORTFOLIO)
          SUB-ADVISER: T. ROWE PRICE ASSOCIATES INC. ("T. ROWE PRICE")

-     INVESTMENT OBJECTIVE

      Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES


      The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. T. Rowe Price focuses on mid-size companies whose earnings are expected to grow at a rate faster than the average company.

      The Portfolio may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the Russell MidCap Growth Index and the S&P 400 Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges.


      Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:

      - a demonstrated ability to consistently increase revenues, earnings, and cash flow;

      - capable management;

      - attractive business niches; and

      - a sustainable competitive advantage.

      In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Portfolio's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

      While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's investment objective.

      T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002         (29.90)%
2003          44.81%
2004           9.05%


      The best calendar quarter return since inception of the I Class of the Portfolio was 20.08% in the second quarter of 2003; the worst was (18.56)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                                1 YEAR         SINCE INCEPTION
       ING T. Rowe Price Diversified Mid Cap Growth Portfolio (I Class)           9.05%             3.66%
       S&P 400 Index                                                             16.48%            12.05%(1)
       Russell MidCap Growth Index                                               15.48%             7.28%(1)
       Morningstar Mid-Cap Growth Fund Average                                   12.93%             3.61%(2)


----------

      (1)   Since December 1, 2001.
      (2)   Since December 31, 2001.

      In the table, the I Class average annual total returns for the periods shown are compared with the S&P 400 Index, the Russell MidCap Growth Index and the Morningstar Mid-Cap Growth Fund Average. The S&P 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Russell MidCap Growth Index as an additional benchmark. The Russell MidCap Growth Index is an index of common stocks designed to track performance of mid-capitalization companies with greater than average growth orientation. The Morningstar Mid-Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001. Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as the ING Alger Aggressive Growth Portfolio. Effective November 8, 2004 the Portfolio's strategy was changed to one of investing 80% of its assets in mid-capitalization companies.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
          SUB-ADVISER: T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")

-     INVESTMENT OBJECTIVE


      Long-term capital growth, and secondarily, increasing dividend income.


-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe Price seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe Price seeks companies with a lucrative niche in the economy that T. Rowe Price believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

      The Portfolio may also purchase foreign stocks, hybrid securities, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio's investments in foreign securities are limited to 30% of total assets.


      In pursuing its investment objectives, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


      T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK

                              EMERGING MARKETS RISK

                             FOREIGN MARKETS RISK
                                GROWTH STOCK RISK
                             MARKET AND COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

1998           27.60%
1999           22.32%
2000           (0.04)%
2001          (10.21)%
2002          (23.29)%
2003           30.93%
2004           10.02%


      The best calendar quarter return since inception of the I Class of the Portfolio was 23.08% in the fourth quarter of 1998; the worst was (15.36)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                                  1 YEAR      5 YEARS      SINCE INCEPTION
       ING T. Rowe Price Growth Equity Portfolio (I Class)        10.02%      (0.17)%           6.66%
       S&P 500 Index                                              10.88%      (2.30)%           4.96%(1)
       Morningstar Large Growth Fund Average                       7.64%      (7.64)%           3.34%(1)


----------
      (1)   Since December 1, 1997.

      In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Growth Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
   SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS GLOBAL AM")

-     INVESTMENT OBJECTIVE


      Long-term growth of capital and future income.


-     PRINCIPAL INVESTMENT STRATEGIES


      Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Portfolio defines large capitalization companies as those with a market capitalization range equal to that of the Portfolio's benchmark, the Russell 1000 Index. As of December 31, 2004, the capitalization of companies represented in the Russell 1000 Index ranged between $495 million and $358.2 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the Portfolio emphasizes large capitalization stocks, but also may hold small and mid-capitalization stocks. The Portfolio may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


      In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth.

      UBS Global AM will select a security whose fundamental value it estimates to be greater than its market value at any given time for each stock under analysis. UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

      UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                                DERIVATIVES RISK
                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

1998           23.00%
1999           24.03%
2000           (4.48)%
2001          (20.78)%
2002          (24.89)%
2003           24.95%
2004           14.76%


      The best calendar quarter return since inception of the I Class of the Portfolio was 22.71% in the fourth quarter of 1998; the worst was (19.27)% in the third quarter of 2001.


      PERIODS ENDED DECEMBER 31, 2004


                                                               1 YEAR      5 YEARS      SINCE INCEPTION
       ING UBS U.S. Large Cap Equity Portfolio (I Class)        14.76%      (4.03)%          2.83%
       S&P 500 Index                                            10.88%      (2.30)%          4.96%(1)
       Russell 1000 Index                                       11.40%      (1.76)%          5.22%(1)
       Morningstar Large Blend Fund Average                      9.96%      (1.77)%          4.45%(1)


----------
      (1)   Since December 1, 1997.

      In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the Russell 1000 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997.


      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO
                             SUB-ADVISER: VAN KAMPEN

-     INVESTMENT OBJECTIVE

      Seeks capital growth and income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income.


      Portfolio securities are typically sold when Van Kampen's assessment of capital growth and income potential for such securities materially changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.


      Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                           CONVERTIBLE SECURITIES RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK
                                   STOCK RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2003          29.92%
2004          16.90%


      The best calendar quarter return since inception of the I Class of the Portfolio was 16.19% in the second quarter of 2003; the worst was (17.94)% in the third quarter of 2002.


      PERIODS ENDED DECEMBER 31, 2004


                                                           1 YEAR          SINCE INCEPTION
       ING Van Kampen Comstock Portfolio (I Class)         16.90%               9.54%
       S&P 500 Index                                       10.88%               6.40%(1)
       S&P BARRA Value Index                               15.71%               8.86%(1)
       Morningstar Large Value Average                     12.91%               6.72%(1)


----------
      (1)   Since May 1, 2002.

      In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the S&P Barra Value Index and the Morningstar Large Value Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P BARRA Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value. The Morningstar Large Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
                  (FORMERLY ING UBS U.S. ALLOCATION PORTFOLIO)


                             SUB-ADVISER: VAN KAMPEN


-     INVESTMENT OBJECTIVE

      Total return, consisting of long-term capital appreciation and current income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES


      Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody's or unrated securities determined by Van Kampen to be of comparable quality. The composition of the Portfolio's investments will vary over time based upon evaluations of economic conditions by Van Kampen and its belief about which securities would best accomplish the Portfolio's investment objective. The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen believes offer the potential for income and long-term growth of capital. Portfolio securities are typically sold when the assessments of Van Kampen of the income or growth potential of such securities materially change. Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing equity securities. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

      Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         ACTIVE OR FREQUENT TRADING RISK
                              ASSET ALLOCATION RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                DERIVATIVES RISK
                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                             PREPAYMENT OR CALL RISK
                   SMALL- AND MID-CAPITALIZATION COMPANY RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

-     PORTFOLIO PERFORMANCE

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's I Class shares from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[CHART]

2002          (22.92)%
2003           27.37%
2004           10.86%


      The best calendar quarter return since inception of the I Class of the Portfolio was 14.94% in the second quarter of 2003; the worst was (17.49)% in the third quarter of 2002.

      PERIODS ENDED DECEMBER 31, 2004


                                                                  1 YEAR           SINCE INCEPTION
       ING Van Kampen Equity and Income Portfolio (I Class)        10.86%               2.49%
       S&P 500 Index                                               10.88%               3.78%(1)
       Russell 1000 Value Index                                    16.49%               9.15%(1)
       Morningstar Moderate Allocation Category Average             8.62%               4.85%(2)


----------

      (1)  Since December 1, 2001.
      (2)  Since December 31, 2001.



      In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the Russell 1000 Value Index and the Morningstar Moderate Allocation Category Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower than forecasted growth values. The Morningstar Moderate Allocation Category Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001. Prior to November 8, 2004, the Portfolio was sub-advised by UBS Global Asset Management (US) Inc. and was known as the ING U.S. Allocation Portfolio. On November 8, 2004, the Portfolio's strategy changed from investing primarily in equity securities to investing primarily in equity and income securities.

      The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                           PORTFOLIO FEES AND EXPENSES

      This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Portfolios. Shareholders who acquire portfolio shares through a Qualified Plan or insurance company separate account should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement for a description of additional charges that may apply.

      SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not applicable.

                                 I CLASS SHARES

                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)

            (BASED ON ACTUAL EXPENSES INCURRED DURING THE MOST RECENT
   FISCAL YEAR THAT ARE DEDUCTED FROM ASSETS OF THE I CLASS OF EACH PORTFOLIO)


                                                                                              GROSS                       TOTAL NET
                                                                                              ANNUAL                        ANNUAL
                                                 MANAGEMENT  DISTRIBUTION                    OPERATING     WAIVERS AND    OPERATING
                                                   FEES      (12b-1) FEES  OTHER EXPENSES    EXPENSES     REIMBURSEMENTS   EXPENSES
                                                 ----------  ------------  --------------  -------------  --------------  ----------
       American Century Large Company Value        0.80%          -           0.20%            1.00%            -           1.00%
       American Century Select                     0.64%(2)       -           0.02%(3)         0.66%            -           0.66%
       American Century Small Cap Value            1.00%          -           0.40%(4)         1.40%        (0.10)%         1.30%
       Baron Small Cap Growth                      0.85%          -           0.40%(4)         1.25%        (0.05)%         1.20%
       Fundamental Research                        0.60%          -           0.20%            0.80%            -           0.80%
       Goldman Sachs(R) Capital Growth             0.85%          -           0.20%            1.05%            -           1.05%
       Goldman Sachs(R) Core Equity                0.70%          -           0.20%            0.90%            -           0.90%
       JPMorgan Fleming International              0.80%          -           0.20%            1.00%            -           1.00%
       JPMorgan Mid Cap Value                      0.75%          -           0.35%            1.10%            -           1.10%
       MFS Capital Opportunities                   0.65%          -           0.25%            0.90%            -           0.90%
       OpCap Balanced Value                        0.80%          -           0.20%            1.00%            -           1.00%
       Oppenheimer Global                          0.60%          -           0.06%(3)         0.66%            -           0.66%
       Oppenheimer Strategic Income(5)             0.50%          -           0.04%            0.54%            -           0.54%
       PIMCO Total Return                          0.50%          -           0.35%            0.85%            -           0.85%
       Salomon Brothers Aggressive Growth          0.70%          -           0.12%            0.82%            -           0.82%
       Salomon Brothers Fundamental Value          0.90%          -           0.20%            1.10%            -           1.10%
       Salomon Brothers Large Cap Growth           0.64%(2)       -           0.23%(3)         0.87%            -           0.87%
       T. Rowe Price Diversified Mid Cap Growth    0.64%(2)       -           0.02%(3)         0.66%            -           0.66%
       T. Rowe Price Growth Equity                 0.60%          -           0.15%            0.75%            -           0.75%
       UBS U.S. Large Cap Equity                   0.70%          -           0.15%            0.85%            -           0.85%
       Van Kampen Comstock                         0.60%          -           0.35%(4)         0.95%        (0.07)%         0.88%
       Van Kampen Equity and Income                0.55%(2)       -           0.02%(3)         0.57%            -           0.57%



       (1) The table shows the estimated operating expenses for each Portfolio by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any.
       (2) Effective December 1, 2004, Management Fees were restated to reflect a decrease as follows: from 0.80% to 0.64% for ING American Century Select Portfolio, from 0.70% to 0.64% for ING Salomon Brothers Large Cap Growth Portfolio, from 0.85% to 0.64% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, and from 0.85% to 0.55% for ING Van Kampen Equity and Income Portfolio.
       (3) Effective December 1, 2004, the Administrative Fees were restated to reflect an increase/decrease as follows: 0.20% to 0.02% for ING American Century Select Portfolio, ING Van Kampen Equity and Income Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio; from 0.60% to 0.06% for ING Oppenheimer Global Portfolio; and from 0.20% to 0.23% for ING Salomon Brothers Large Cap Portfolio.
       (4) The Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expense for ING American Century Small Cap Value, ING Baron Small Cap Growth and ING Van Kampen Comstock Portfolios so that the Total Net Annual Operating Expenses for these Portfolios shall not exceed 1.30%, 1.20% and 0.88%, respectively, through May 1, 2006. Without this waiver, the Total Net Annual Operating Expense would be 1.40% for ING American Century Small Cap Value, 1.25% for ING Baron Small Cap Growth and 0.95% for ING Van Kampen Comstock Portfolios.
       (5) The ING Oppenheimer Strategic Income Portfolio has not had a full year of operations, therefore the expenses are based on estimated expenses for the current fiscal year.

-     EXAMPLE


      This Example is intended to help you compare the cost of investing in I Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the I Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the I Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
       American Century Large Company Value                             $ 102   $  318   $ 552    $ 1,225
       American Century Select                                             67      211     368        822
       American Century Small Cap Value(1)                                132      433     756      1,671
       Baron Small Cap Growth(1)                                          122      392     682      1,507
       Fundamental Research                                                82      255     444        990
       Goldman Sachs(R) Capital Growth                                    107      334     579      1,283
       Goldman Sachs(R) Core Equity                                        92      287     498      1,108
       JPMorgan Fleming International                                     102      318     552      1,225
       JPMorgan Mid Cap Value                                             112      350     606      1,340
       MFS Capital Opportunities                                           92      287     498      1,108
       OpCap Balanced Value                                               102      318     552      1,225
       Oppenheimer Global                                                  67      211     368        822
       Oppenheimer Strategic Income                                        55      173     302        677
       PIMCO Total Return                                                  87      271     471      1,049
       Salomon Brothers Aggressive Growth                                  84      262     455      1,014
       Salomon Brothers Fundamental Value                                 112      350     606      1,340
       Salomon Brothers Large Cap Growth                                   89      278     482      1,073
       T. Rowe Price Diversified Mid Cap Growth                            67      211     368        822
       T. Rowe Price Growth Equity                                         77      240     417        930
       UBS U.S. Large Cap Equity                                           87      271     471      1,049
       Van Kampen Comstock(1)                                              90      296     519      1,160
       Van Kampen Equity and Income                                        58      183     318        714


      ----------
      (1) The Example reflects the contractual expense limit for the one-year period and the first year of the three-, five-, and ten-year periods.

                           SUMMARY OF PRINCIPAL RISKS


      The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

      ACTIVE OR FREQUENT TRADING RISK A Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from a Portfolio's performance.

      ASSET ALLOCATION RISK Assets will be allocated among asset classes and markets based on judgments made by the sub-adviser. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.


      CONVERTIBLE SECURITIES RISK The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


      CREDIT RISK An issuer may be unable to make principal and interest payments when due. A Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. A portfolios investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involves credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

      CREDIT DERIVATIVES RISK The Portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A Portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a Portfolio either delivers the defaulted bond (if the Portfolio has taken the short position in the credit default swap note) or pays the par amount of the defaulted bond (if the Portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.


      CURRENCY RISK Exposure to foreign currencies may cause the value of a Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.


      DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with large maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.


      DEPOSITARY RECEIPT RISK A Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

      DERIVATIVES RISK Loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.


      DIVERSIFICATION RISK A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

      EMERGING GROWTH RISK A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a Portfolio's net asset value and the value of your investment.


      EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging market countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described below are heightened when investing in emerging markets countries.

      FOREIGN MARKETS RISK Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Portfolios limit foreign investments to securities denominated in U.S. dollars, these Portfolios are generally not subject to the risk of changes in currency valuations.


      GEOGRAPHIC FOCUS RISK A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.


      GROWTH STOCK RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.


      HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK Because a Portfolio can invest without limit in securities rated below investment grade, its credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Portfolio to sell them quickly at an acceptable price. These risks can reduce a Portfolio's share price and the income it earns.

      INDEX TRACKING RISK A Portfolio expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. The performance of a Portfolio's stock investments, however, generally will not be identical to that of the Index because of the fees and expenses borne by a Portfolio and investor purchases and sales of Portfolio shares, which can occur daily.


      INDUSTRY FOCUS RISK To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

      INTEREST RATE RISK A Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

      ISSUER CONCENTRATION RISK Because a Portfolio may invest a relatively large percentage of its assets in a single issuer, a Portfolio's performance may be particularly sensitive to changes in the value of securities of these issuers.


      LARGE POSITIONS RISK A Portfolio may establish significant positions in companies which the sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on a Portfolio's net asset value. A Portfolio's returns may be more volatile than those of a less concentrated portfolio.

      LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.


      LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. A Portfolio has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk.


      MANAGER RISK The sub-adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve a Portfolio's objective. The Sub-Adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

      MARKET AND COMPANY RISK The value of the securities in which a Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

      MARKET TRENDS RISK Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all.


      MID-CAPITALIZATION COMPANY RISK Securities of mid-sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

      MORTGAGE RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.


      OVER-THE-COUNTER INVESTMENT RISK Equity securities that are traded over the counter may be more volatile than exchange-listed securities and a Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

      PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of a Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that a Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If a Portfolio buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

      SECTOR ALLOCATION RISK The Sub-Adviser's expectations about the relative performance of the three principal sectors in which a Portfolio invests may be inaccurate and a Portfolio's returns might be less than other funds using similar strategies.

      SMALL-CAPITALIZATION COMPANY RISK Investment in small-capitalization companies involves a substantial risk of loss. Small-cap companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

      SMALL- AND MID-CAPITALIZATION COMPANY RISK Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-cap companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.


      STOCK RISK Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.


      UNDERVALUED SECURITIES RISK Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Sub-Adviser invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.


      U.S. GOVERNMENT SECURITIES Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.


      ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

-     TEMPORARY DEFENSIVE INVESTMENT STRATEGY


      Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. The ING American Century Small Cap Value, ING American Century Large Company Value, ING Baron Small Cap Growth and ING PIMCO Total Return Portfolios may each invest up to 100% of their respective assets in cash, high-grade bonds, or cash equivalents for temporary defensive purposes. ING Salomon Brothers Large Cap Growth Portfolio may invest, for temporary defensive purposes, up to 100% of its assets in any type of money market instrument, short-term debt securities or cash. ING American Century Select Portfolio may invest up to 100% of its assets in U.S. government securities. ING Fundamental Research, ING MFS Capital Opportunities, ING Oppenheimer Global, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Van Kampen Equity and Income, ING UBS U.S. Large Cap Equity and ING Van Kampen Comstock Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. ING OpCap Balanced Value Portfolio may invest up to 100% of its assets in temporary defensive investments such as short-term U.S. government securities and money market instruments including commercial paper, high quality corporate debt securities having a remaining maturity of one year or less, other short-term debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. ING Van Kampen Equity and Income Portfolio also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan Fleming International Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada. ING T. Rowe Price Diversified Mid Cap Growth and ING T. Rowe Price Growth Equity Portfolios may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements and/or shares of the T. Rowe Price Reserve Investment Fund. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment objectives.

      For temporary defensive purposes, up to 100% of total assets of ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity Portfolios may be invested in U.S. government securities, repurchase agreements collateralized by U.S. government securities, commercial paper rated at least A-2 by S&P or P-2 by Moody's, CDs, bankers' acceptances, non-convertible preferred stocks or non-convertible corporate bonds with a remaining maturity of less than one year.

      ING JPMorgan Mid Cap Value Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.


      ING Oppenheimer Strategic Income Portfolio may, for temporary defensive purposes or pending the investment of proceeds from the sale of Portfolio shares or investment portfolio securities or to meet anticipated redemption of Portfolio shares, invest up to 100% of its assets in cash or cash equivalents, such as U.S. Treasury bills and other shorrt-term U.S. government obligations or higher-grade commercial paper.

-     INVESTMENT IN U.S. GOVERNMENT-RELATED ENTITIES


      Each Portfolio may invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


-     ACTIVE TRADING STRATEGY


      Each Portfolio, except for ING Baron Small Cap Growth, ING Fundamental Research and ING JPMorgan Fleming International Portfolios, may engage in active trading to achieve their investment objectives. This may cause these Portfolios to realize higher capital gains as compared to a fund with less active trading, which could increase your tax liability unless you are purchasing shares through a tax-deferred retirement product. Frequent trading also increases transaction costs, which could lower these Portfolios' performance.

      The types of securities in which the Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Fund (see back cover for address and phone number).

               ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. American Century looks for stocks of companies that it believes are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

      Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

      Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested.

      In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of capital growth.

                      ING AMERICAN CENTURY SELECT PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES: The Portfolio seeks to achieve its investment objective by investing in stocks of companies American Century believes will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. It also includes companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

      American Century uses a bottom-up approach to select stocks to buy for the Portfolio. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies' earnings and revenues.


      This information is used to help American Century select or hold the stocks of companies it believes will be able to sustain accelerating growth and sell the stocks of companies whose growth begins to slow down. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before.


      American Century will usually purchase common stocks for the Portfolio, but they can purchase other securities as well. The Portfolio may also invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, notes, bonds and other debt securities. The Portfolio generally limits its purchase of debt securities to investment-grade obligations.

      Futures contracts, a type of derivative security, can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of instruments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested.


      In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of long-term capital appreciation.


                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. American Century looks for stocks of companies that they believe are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market.

      American Century attempts to purchase those stocks of undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.


      Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

      Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested.


      In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. The Portfolio generally limits its purchase of debt securities to investment grade obligations, except for convertible debt securities, which may be rated below investment grade. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of long-term growth of capital.


                      ING BARON SMALL CAP GROWTH PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

                       ING FUNDAMENTAL RESEARCH PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the Portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM will emphasize stocks of larger companies (although it may also invest in mid-sized companies). ING IM utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.


                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests under normal circumstances at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

      The Portfolio's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Portfolio seeks a broad representation in most major industries and sectors of the U.S. economy.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMorgan Fleming believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

      The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. JPMIM combines quantitative screening with proprietary fundamental analysis to construct the Portfolio's portfolio. JPMIM uses a wide variety of sources and research companies. These sources include electronic screens, JPMIM's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what JPMIM considers to be the key criteria for financial success. Then, JPMIM uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

      JPMIM may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. JPMIM may sell a security due to opportunity cost. As a result, a new company may displace a current holding. Finally, JPMIM may sell a security due to extreme over valuation. While JPMIM will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies, which MFS believes, have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

      MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

      The Portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

                       ING OPCAP BALANCED VALUE PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. While the Portfolio does not limit its investments to issuers in a particular capitalization range, OpCap currently focuses on securities of mid-size and larger established companies.

      In selecting securities for the Portfolio, OpCap uses a "value" approach to investing. OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process for equity securities includes the following techniques:


      - A "bottom up" analytical approach using fundamental research to focus on a particular issuer before considering industry trends, by evaluating each issuer's characteristics, financial results and management;
      - A search for securities of established companies believed to be undervalued and having a high return on capital, a strong management committed to shareholder value, and positive cash flows; and

      - Ongoing monitoring of issuers for fundamental changes in the company that might alter OpCap's initial expectations about the security and might result in a decision to sell the security.


      The Portfolio also may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. Debt securities are selected primarily for their income possibilities and capital appreciation and their relative emphasis in the Portfolio may be greater when the stock market is volatile. The Portfolio has no limit on the range of maturities of the debt securities it can buy. The debt securities that the Portfolio buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by OpCap. In addition, the Portfolio's investments in debt securities can be above or below investment grade in quality. A listing of the ratings definitions of the principal rating organizations is found in the Appendix A to the Statement of Additional Information (referred to as the SAI).


                        ING OPPENHEIMER GLOBAL PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES: The allocation of the Portfolio's investment portfolio among different investments will vary over time based upon Oppenheimer's evaluation of economic and market trends. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus. Oppenheimer tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments. Also, the Portfolio does not concentrate 25% or more of its total assets in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. In addition, from time to time, the Portfolio may increase the relative emphasis of its investments in a particular industry. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

      The foreign securities the Portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in the foreign over-the-counter market. The Portfolio can also buy foreign debt securities.

      The Portfolio's investments include common stocks of foreign and domestic companies that Oppenheimer believes have growth potential. Growth companies can be new or established companies that may be developing new products or services that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies may be applying new technology, new or improved distribution techniques or developing new services that might enable them to capture a dominant or important market position. Growth companies tend to retain a large part of their earnings and therefore, do not tend to emphasize paying dividends and may not pay dividends for some time. They are selected because Oppenheimer believes the price of their stock will increase over the long term. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results, or if growth investing falls out of favor with investors.

      The Portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. In addition, the Portfolio may invest in derivative instruments, including options, futures and forward contracts. The Portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options).

                   ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. The Portfolio's principal investment strategies are discussed under "Portfolio Summary." These strategies involve the allocation of the Portfolio's investment portfolio among the different types of permitted investments. This allocation will vary over time, based upon Oppenheimer's evaluation of economic and market trends. At times, the Portfolio might emphasize investments in one or two sectors because of Oppenheimer's evaluation of the opportunities for high current income from debt securities in those sectors, relative to other sectors. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus.


      The Portfolio can invest in different types of debt securities. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Portfolio buys may be rated by nationally recognized statistical rating organizations or they may be unrated securities assigned an equivalent rating by Oppenheimer. The Portfolio's investments may be investment grade or below investment grade in credit quality and the Portfolio can invest without limit in below investment grade debt securities, commonly known as "junk bonds." These typically offer higher yields than investment grade bonds because investors assume greater risks of default on these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the SAI.


      The Portfolio can invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. The Portfolio does not anticipate having significant investments in those types of securities as part of its normal strategies.

                        ING PIMCO TOTAL RETURN PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks maximum total return. The total return sought consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

      In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and used other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

      PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

      SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.


      The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

      SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

      When evaluating an individual stock, SaBAM looks for:

      - Low market valuations measured by SaBAM's valuation models; and

      - Positive changes in earnings prospects because of factors such as:


           - New, improved or unique products and services;
           - New or rapidly expanding markets for the company's products;
           - New management;
           - Changes in the economic, financial regulatory or political environment particularly affecting the company;
           - Effective research, product development and marketing; and
           - A business strategy not yet recognized by the marketplace.


                 ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES: The Portfolio normally invests at least 80% of its net assets in equity securities of large capitalization companies and related instruments. The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. While the Portfolio intends to invest substantially all of its assets in equity securities, the Portfolio may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The Portfolio may invest up to 20% of its assets in equity securities of companies that are not considered to be large capitalization companies.

             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES: In seeking to achieve its investment objective, the Portfolio invests at least 80% of its total assets in the equity securities of companies that have a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P 400 Index. The Portfolio will be broadly diversified and will focus on mid-size companies whose earnings are expected to grow at a rate faster than the average company.


                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objectives, the Portfolio invests primarily in the common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

      The Portfolio may also purchase foreign stocks, hybrid instruments, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. Portfolio investments in foreign securities are limited to 30% of total assets.


                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO


      PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in U.S. equity securities, including dividend paying securities, common stock and preferred stock. The Portfolio focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The Portfolio may invest in companies of any size although, in general, the Portfolio emphasizes large capitalization stocks. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.


                        ING VAN KAMPEN COMSTOCK PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES. In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. Van Kampen emphasizes a value style of investing seeking well-established, undervalued companies. Van Kampen generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent Van Kampen invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in securities of larger companies.

      The Portfolio may dispose of a security whenever Van Kampen believes factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, a change in the relative market performance or appreciation possibilities offered by an individual security and other circumstances bearing on the desirability of a given instrument.

                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

      PRINCIPAL INVESTMENT STRATEGIES: In selecting securities, Van Kampen focuses on a security's potential for income and long-term growth of capital. The Portfolio emphasizes a value style of investing and seeks income-producing securities that have attractive growth potential on an individual company basis. Van Kampen seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. The Portfolio's style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. The Portfolio may invest in securities that do not pay dividends or interest and securities that have above average volatility of price movement, including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Portfolio will vary based on the Portfolio's investment performance. In an effort to reduce the Portfolio's overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries. Van Kampen focuses on large size companies, although the Portfolio may invest in companies of any size.


      Income producing securities can include common and preferred stocks and convertible securities, including below investment grade convertible securities. In addition, while the Portfolio primarily invests in income-producing equity securities, it also may invest in investment grade quality debt securities at the time of purchase. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers and up to 10% of its net assets in illiquid securities and certain restricted securities. The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions for cash management purchases.


                          MANAGEMENT OF THE PORTFOLIOS


      INVESTMENT ADVISER. ING Life Insurance and Annuity Company serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. As of December 31, 2004, the Adviser managed over $7.1 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.


      The Adviser, subject to the supervision of the Board of Directors of the Fund (each a "Director", and collectively, "Directors"), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations and manages the investments of each Portfolio. The Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight, as is the case for each sub-adviser herein. The Adviser also recommends the appointment of additional or replacement sub-advisers to the Fund's Directors. The Fund and the Adviser have received exemptive relief from the SEC that permits the Adviser and the Fund to add or terminate sub-advisers without shareholder approval. For the fiscal year ended December 31, 2004, the Adviser received advisory fees, as a percentage of the average net assets of each Portfolio, from the following
      Portfolios:


                         PORTFOLIO                       FEES (AS A % OF AVERAGE DAILY NET ASSETS)
       ING American Century Large Company Value                           0.80%
       ING American Century Select                                        0.75%
       ING American Century Small Cap Value                               1.00%
       ING Baron Small Cap Growth                                         0.85%
       ING Fundamental Research                                           0.60%
       ING Goldman Sachs(R) Capital Growth                                0.85%
       ING Goldman Sachs(R) Core Equity                                   0.70%
       ING JPMorgan Fleming International                                 0.80%
       ING JPMorgan Mid Cap Value                                         0.75%
       ING MFS Capital Opportunities                                      0.65%
       ING OpCap Balanced Value                                           0.80%
       ING Oppenheimer Global                                             0.60%
       ING Oppenheimer Strategic Income                                   0.50%
       ING PIMCO Total Return                                             0.50%
       ING Salomon Brothers Aggressive Growth                             0.70%
       ING Salomon Brothers Fundamental Value                             0.90%
       ING Salomon Brothers Large Cap Growth                              0.69%
       ING T. Rowe Price Diversified Mid Cap Growth                       0.80%
       ING T. Rowe Price Growth Equity                                    0.60%
       ING UBS U.S. Large Cap Equity                                      0.70%
       ING Van Kampen Comstock                                            0.60%
       ING Van Kampen Equity and Income                                   0.66%



      For information regarding the basis for the Board's approval of investment advisory or sub-advisory relationships, please refer to the Portfolios' SAI.


      The Adviser is responsible for all of its own costs, including costs of the Adviser's personnel required to carry out its investment advisory duties.

      In addition to paying fees under the Portfolios' applicable Distribution/Shareholder Services Plans, the Portfolios' Adviser or, ING Financial Advisers, LLC ("Distributor"), out of its own resources may pay additional compensation to affiliated and non-affiliated insurance companies that offer variable life and variable annuity contracts ("Variable Contracts") for which the Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Adviser and Distributor may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive, or other payments may be made as an incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company. These additional payments are not disclosed in a Portfolio Fees and Expenses Table in the Prospectus, and do not increase, directly or indirectly, the fees and expenses payable by a Portfolio. The Adviser and Distributor do not receive any separate fees from the Portfolios for making these payments.


      More particularly, ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2004, ILIAC paid approximately $3.6 million pursuant to such arrangements with these insurance companies, applicable to all the Portfolios.

      The insurance companies through which investors hold shares of the Portfolios also may pay fees in connection with distribution of Variable Contracts and for services provided to contract owners and/or Qualified Plan participants. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

      SUB-ADVISERS. ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO, ING AMERICAN CENTURY SELECT PORTFOLIO AND ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO. The Adviser has engaged American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri, 64111, as Sub-Adviser to ING American Century Large Company Value Portfolio, ING American Century Select Portfolio and ING American Century Small Cap Value Portfolio. American Century has been an investment adviser since 1958 and as of December 31, 2004 American Century had $97.9 billion in assets under management.

      ING American Century Large Company Value Portfolio is managed by a team of portfolio managers comprised of Mark Mallon, Chief Investment Officer and Executive Vice President, Charles A. Ritter, Vice President and Senior Portfolio Manager, and Brendan Healy, Vice President and Portfolio Manager. Each team member has been managing the Portfolio since April 2005. Mr. Mallon joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University. He is a CFA charterholder. Mr. Ritter joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder. Mr. Healy joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a bachelor's degree in mechanical engineering from the University of Arizona and an MBA from the University of Texas--Austin. He is a CFA charterholder.

      ING American Century Select Portfolio is co-managed by John R. Sykora and Keith Lee. Mr. Sykora, Vice President and Senior Portfolio Manager of American Century, has been a member of the large cap growth team that manages the Portfolio and a similar American Century fund since September 2002. He joined American Century in May 1994 as an Investment Analyst and became a Portfolio Manager in November 1997. He is a CFA charterholder. Mr. Lee, Portfolio Manager of American Century, has been a member of the large cap growth team that manages the Portfolio and a similar American Century fund since October 2001. He became a Portfolio Manager in July 2003. He was an International Analyst for American Century from July 1998 to July 2000 and a Telecommunications Analyst for Galleon Management from July 2000 to September 2001. He is a CFA charterholder.

      ING American Century Small Cap Value Portfolio is co-managed by Benjamin
      Z. Giele and Kevin Laub. Mr. Giele, Vice President and Senior Portfolio Manager, joined American Century as an Investment Analyst in 1998 and has managed the Portfolio since 2002. Before joining American Century, he was an Investment Analyst at USAA Investment Management Company from June 1995 to May 1998. Mr. Laub, Vice President and Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was a senior auditor at Deloitte & Touche LLP, where he spent three years planning and supervising audits. Mr. Laub has managed the Portfolio since 2003.

      ING BARON SMALL CAP GROWTH PORTFOLIO. The Adviser has engaged BAMCO, Inc. ("BAMCO"), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2004, BAMCO had $10.3 billion in mutual fund assets under management.


      Ronald Baron, founder, chief executive officer, chief investment officer and chairman of BAMCO is the Portfolio Manager of the Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.

      ING FUNDAMENTAL RESEARCH PORTFOLIO. The Adviser has engaged ING Investment Management Co. ("ING IM"), 230 Park Avenue, New York, New York 10169, as Sub-Adviser to the ING Fundamental Research Portfolio. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $61.0 billion in assets as of December 31, 2004.


      The Portfolio is managed by a team of investment professionals led by Christopher F. Corapi.

      Mr. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has been managing the Portfolio since April 2005. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

      ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO AND ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO. The Adviser has engaged Goldman Sachs Asset Management, L.P. ("GSAM"), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., 32 Old Slip, New York, New York 10005, as Sub-Adviser to ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Core Equity Portfolio. GSAM is a part of the Investment Management Division
      (IMD) and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibilities. As of December 31, 2004, GSAM, along with other units of IMD, had assets under management of $421.7 billion.

      GSAM uses a team approach in its management of the ING Goldman Sachs(R) Capital Growth Portfolio. Herbert E. Ehlers, David G. Shell, CFA, Steven
      M. Barry, Gregory H. Ekizian, CFA, Kenneth T. Berents, Andrew F. Pyne, Scott Kolar, CFA, Ernest C. Segundo, Jr., CFA, Prashant R. Khemka, CFA, Warren Fisher, CFA, Mark Gordon, CFA, Joseph B. Hudepohl, CFA, Adria Markus, Derek Pilecki, Jeffrey Rabinowitz, CFA and Chuck Silberstein are primarily responsible for the day-to-day management of the Portfolio. Mr. Ehlers is a Managing Director, Chief Investment Officer, and senior portfolio manager of GSAM. He joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth Team in 1997. From 1981 to 1997, Mr. Ehlers was the chief investment officer and chairman of Liberty Investment Management, Inc. ("Liberty"), and its predecessor firm, Eagle Asset Management ("Eagle"). David G. Shell is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1997. From 1987 to 1997, Mr. Shell was a portfolio manager at Liberty and its predecessor firm, Eagle. Steven M. Barry is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1999. From 1988 to 1999, Mr. Barry was a portfolio manager at Alliance Capital Management. Gregory
      A. Ekizian is a Managing Director, Co-Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, Mr. Ekizian was a portfolio manager at Liberty and its predecessor firm, Eagle. Kenneth T. Berents is a Managing Director, Co-Chairman of the Investment Committee and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 2000. From 1992 to 1999, Mr. Berents was Director of Research and head of the Investment Committee at Wheat First Union. Andrew F. Pyne is a Managing Director and senior portfolio manager of GSAM. He joined GSAM as a product manager in 1997 and became a portfolio manager in August 2001. From 1992 to 1997, Mr. Pyne was a product manager at Van Kampen Investments. Scott Kolar is a Managing Director and a senior portfolio manager of GSAM. He joined GSAM as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, Mr. Kolar was an equity analyst and information systems specialist at Liberty. Ernest C. Segundo is a Vice President, and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1997. From 1992 to 1997, Mr. Segundo was a portfolio manager at Liberty and its predecessor firm, Eagle. Prashant R. Khemka is a Vice President and portfolio manager of GSAM. Prior to joining Goldman Sachs in May 2000, he was an assistant portfolio manager in the Fundamental Strategies group at State Street Global Advisors. Warren E. Fisher is a Vice President and portfolio manager of GSAM. Mr. Fisher joined GSAM in June 1994. Prior to joining the Growth team in January 1999, he was an analyst in GSAM's Finance Group. Mark R. Lockhart Gordon, Vice President and portfolio manager of GSAM joined GSAM in August 2000. Prior to joining GSAM, Mr. Gordon worked for Lehman Brothers as an Investment Banking Analyst. Joseph
      B. Hudepohl is a Vice President and portfolio manager of GSAM. Prior to joining GSAM in July 1999, Mr. Hudepohl was an analyst in the Investment Banking Division of Goldman Sachs where he worked in the High Technology Group. Adria B. Markus is Vice President and portfolio manager for GSAM. Prior to joining GSAM in July 2001, Ms. Markus was an equity research analyst at Epoch Partners. Prior to her time at Epoch Partners, Ms. Markus was an equity research analyst with Bear Stearns' Media Group. Derek Pilecki, Vice President and portfolio manager joined GSAM in December 2002. Prior to joining GSAM, Mr. Pilecki was a portfolio manager and equity analyst at Clover Capital Management. Jeffrey Rabinowitz is a Vice President and portfolio manager of GSAM. Prior to joining GSAM in May 1999, he was a senior software engineer at Motorola, Inc. responsible for product development of digital wireless phones.

      GSAM uses a team approach in its management of the ING Goldman Sachs(R) Core Equity Portfolio. Melissa R. Brown, CFA and Gary Chropurka, CFA are primarily responsible for the day-to-day management of the Portfolio. Melissa Brown is Managing Director and Senior Portfolio Manager with GSAM, her employer since 1998. Gary Chropurka is a Vice President and Head of Portfolio Implementation with GSAM. Mr. Chropurka joined GSAM in March 1998.

      ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO. The Adviser has engaged J.P. Morgan Fleming Asset Management (London) Ltd., ("JPMorgan Fleming") as Sub-Adviser for the Portfolio. The principal business address of JPMorgan Fleming is 20 Finsbury Street, London, U.K., EC2Y

      9AQ, United Kingdom. JPMorgan Fleming is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2004, JPMorgan Fleming and its affiliates had over $791 billion in assets under management.

      Howard Williams, James Fisher and Tim Leask are the individuals primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Williams is a Managing Director and head of JPMorgan Fleming's London based Global Portfolios Group. He began managing the Portfolio in July 2004. An employee since 1994, Mr. Williams was previously a senior portfolio manager in the Global Portfolios Group. James Fisher is a Managing Director and senior portfolio manager in the Global Portfolios Group. Mr. Fisher has worked at JPMorgan Fleming and its predecessor companies since 1985 in numerous investment roles and has managed the Portfolio since December 2002. Tim Leask is a Vice President and a client portfolio manager in the Global Portfolios Group and has managed the Portfolio since December 2002. An employee of JPMorgan Fleming and its predecessor companies since January 1997, Mr. Leask was a client portfolio manager in the Global Emerging Markets Portfolio Group and a Managing Director of Fleming Ansa Merchant Bank, the Fleming Group's joint venture in Trinidad prior to his present position.


      ING JPMORGAN MID CAP VALUE PORTFOLIO. The Adviser has engaged J.P. Morgan Investment Management Inc. ("JPMIM"), 522 Fifth Avenue, New York, New York 10036, as Sub-Adviser for the Portfolio. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM has been an investment adviser since 1984, and as of December 31, 2004, JPMIM, and its affiliates had over $791 billion in asset under management.


      Jonathan K.L. Simon and Lawrence Playford serve as Portfolio Managers of the Portfolio. Mr. Simon is a Managing Director and has worked as a portfolio manager with various affiliates of JPMIM since 1980 and is currently a Managing Director of JPMIM. Lawrence Playford, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients.


      ING MFS CAPITAL OPPORTUNITIES PORTFOLIO. The Adviser has engaged Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, as Sub-Adviser to the above mentioned Portfolios. MFS has been engaged in the investment management business since 1924 and is an indirect subsidiary of Sun Life Financial, Inc. (an insurance company). Net assets under management of MFS were approximately $146 billion as of December 31, 2004.

      S. Irfan Ali, Kenneth J. Enright and Alan T. Langsner serve as the management team for ING MFS Capital Opportunities Portfolio. S. Irfan Ali focuses primarily on growth equities and has managed the Portfolio since 2002. He is a Senior Vice President and portfolio manager at MFS. Mr. Ali joined MFS as a research analyst in 1993 and earned his MBA from the Harvard Business School. Mr. Enright focuses primarily on value equities and has managed the Portfolio since 2002. He is a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1986, since 1993 as a portfolio manager. Mr. Enright received his MBA from Babson College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst ("CFA") designation. Mr. Langsner focuses primarily on value equities and has managed the Portfolio since 2005. He is a Vice President at MFS and has been employed in the investment management area of MFS since 1999.


      ING OPCAP BALANCED VALUE PORTFOLIO. The Adviser has engaged OpCap Advisors LLC ("OpCap"), 1345 Avenue of the Americas, New York, New York 10105-4800, as Sub-Adviser to ING OpCap Balanced Value Portfolio. OpCap is a wholly-owned subsidiary of Oppenheimer Capital. Oppenheimer Capital is a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC, a subsidiary of Allianz Global Investors of America L.P. OpCap has operated as an investment adviser to investment companies, institutions, and other investors since its organization in 1987, and as of December 31, 2004, OpCap and its parent, Oppenheimer Capital, advised accounts having assets in excess of $24.3 billion.

      Colin Glinsman is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Glinsman is a Managing Director and Chief Investment Officer of Oppenheimer Capital, the immediate parent of OpCap. He has been a portfolio manager since December 1992 and prior to that he was a securities analyst for Oppenheimer Capital.


      ING OPPENHEIMER GLOBAL PORTFOLIO AND ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO. The Adviser has engaged OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10080, as Sub-Adviser to ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio. OppenheimerFunds, Inc. has operated as an investment advisor since January 1960. As of December 31, 2004, OppenheimerFunds, Inc. managed approximately $170 billion in assets.

      ING Oppenheimer Global Portfolio is managed by William L. Wilby and Rajeev Bhaman. Mr. Wilby is a Senior Vice President since July 1994 and Senior Investment Officer, Director of International Equities since July 2004 for Oppenheimer. He also serves as an officer and portfolio manager for other funds managed by Oppenheimer. Mr. Wilby joined Oppenheimer in 1991 and has managed the Portfolio since its inception. Mr. Bhaman has been a Vice President of Oppenheimer since January 1997 and is a portfolio manager of other funds managed by Oppenheimer. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed by Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman has managed the Portfolio since 2004.

      ING Oppenheimer Strategic Income Portfolio is managed by Arthur P. Steinmetz. Mr. Steinmetz has been Senior Vice President of Oppenheimer since March 1993. He also serves as officer and portfolio manager for a number of Oppenheimer funds. He has managed the Portfolio since its inception.


      ING PIMCO TOTAL RETURN PORTFOLIO. The Adviser has engaged Pacific Investment Management LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, as Sub-Adviser to ING PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. with a minority interest held by PIMCO Partners, LLC. PIMCO has been an investment adviser since 1971, and as of December 31, 2004, PIMCO had approximately $445.7 billion in assets under management. Pasi Hamalainen is responsible for the day-to-day management of the Portfolio. Mr. Hamalainen is Managing Director, Portfolio Manager, member of PIMCO's Investment Committee and head of risk oversight. He has been with PIMCO since 1994 and has managed the Portfolio since May 2002.

      ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO, ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO AND ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO. The Adviser has engaged Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, NY 10022, as Sub-Adviser to ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio and ING Salomon Brothers Large Cap Growth Portfolio. SaBAM has affiliates in London, Tokyo and Hong Kong. Together they provide a broad range of equity and fixed-income investment management services to individuals and institutions. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM has been an investment adviser since 1987, and as of December 31, 2004, SaBAM managed $79.9 billion in assets.

      ING Salomon Brothers Aggressive Growth Portfolio is managed by a team of individuals led by Richie Freeman. Richie Freeman has been with SaBAM or its predecessor firms since 1983, serving as Managing Director and Portfolio Manager. Mr. Freeman manages the Smith Barney Aggressive Growth Fund, multicap growth portfolios, mid/small cap portfolios on a private portfolio basis, as well as the offshore U.S. Aggressive Growth Fund, and co-manages the Salomon Brothers Variable Emerging Growth Fund.

      John G. Goode and Peter J. Hable are primarily responsible for the day-to-day operation of the ING Salomon Brothers Fundamental Value Portfolio. Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since 1969. With 36 years of business experience, he is a managing director of SaBAM. Mr. Hable, who has been employed by Citigroup Inc. or its predecessor firms since 1983, is a managing director of SaBAM.


      Alan Blake is primarily responsible for the day-to-day management of ING Salomon Brothers Large Cap Growth Portfolio. Mr. Blake is a Managing Director and Senior Portfolio Manager and he has been with SaBAM or its affiliates since 1991. He has more than 24 years of securities business experience.


      ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO AND ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO. The Adviser has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-Adviser to ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio. T. Rowe Price has been engaged in the investment management business since 1937.
      T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price and its affiliates managed over $235.2 billion as of December 31, 2004, for individual and institutional investors, retirement plans and financial intermediaries.


      ING T. Rowe Price Diversified Mid Cap Growth Portfolio is managed by an investment advisory committee. The committee chairman, Donald J. Peters, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993.

      ING T. Rowe Price Growth Equity Portfolio is managed by an investment advisory committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the ING T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Vice President of T. Rowe Price and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997, as well as the U.S. stock portion of the T. Rowe Price Global Stock Fund since 1996.


      ING UBS U.S. LARGE CAP EQUITY PORTFOLIO. The Adviser has engaged UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), One North Wacker Drive, Chicago, Illinois 60606, as Sub-Adviser to ING UBS U.S. Large Cap Equity Portfolio. UBS Global AM is an indirect, wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. As of December 31, 2004 UBS Global AM managed approximately $61.3 billion in assets. Investment decisions for the Portfolio are made by the North American Equities Investment Management Team ("N.A. Equities Team"). John Leonard is the lead portfolio manager for the Portfolio and has responsibility for allocating the portfolio among the various managers and analysts on the N.A. Equities Team and reviewing the overall composition of the portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard, Head of N.A. Equities Team, Deputy Global head of Equities and Managing Director, has been with UBS Global AM since 1995.

      Mr. Leonard has access to certain members of the N.A. Equities
      Team, including Thomas M. Cole, Thomas Digenan and Scott Hazen. Mr. Cole, Head of Research N.A. Equities Team and Managing Director has been with UBS Global AM since 1985. Mr. Digenan, N.A. Equities Team Strategist since 2001, has been with UBS Global AM since 1995. Mr. Hazen, N.A. Equities Strategist since 2004 has been with UBS Global AM since 1995.

      ING VAN KAMPEN COMSTOCK PORTFOLIO AND ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO. The Adviser has engaged Morgan Stanley Investment Management Inc. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, as Sub-Adviser to ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $431 billion in assets under management as of December 31, 2004. MSIM Inc. does business in certain instances (including in its role as sub-adviser to the Portfolios) under the name "Van Kampen."

      ING Van Kampen Comstock Portfolio is managed within the Van Kampen Multi-Cap Value team by a team of portfolio managers. Current members of the team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen. Each member of the team is responsible for generating investment ideas and has discretion over the sectors they cover. Lead portfolio manager, Bob Baker, has ultimate responsibility for the strategy and is the final arbiter on decisions.

      B. Robert Baker is the Portfolio's lead portfolio manager and has worked for Van Kampen since 1991. Mr. Baker has managed the Portfolio since May 2002. Jason Leder has worked for Van Kampen since 1995 and has managed the Portfolio since May 2002. Kevin Holt has worked for Van Kampen since 1999 and has managed the Portfolio since May 2002.

      The ING Van Kampen Equity and Income Portfolio is managed by Van Kampen's Equity Income Team. Current members of the team include James Gilligan, James Roeder, Sergio Marcheli, Thomas Bastian and Vince Vizachero. Each member of the team is responsible for specific sectors, with the exception of Sergio Marcheli. All team members are responsible for the day-to-day management of the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

      James Gilligan, is the Portfolios lead portfolio manager and has worked for Van Kampen since 1985 and managed the Portfolio since 2004. James Roeder has worked for Van Kampen since 1999 and has managed the Portfolio since 2004. Sergio Marcheli has worked for Van Kampen since 1995 and has managed the Portfolio since 2004. Prior to joining Van Kampen in 2003, Thomas Bastian worked as a portfolio manager for Eagle Asset Management. Mr. Bastian has managed the Portfolio since 2004. Vince Vizachero has worked for Van Kampen since 2001 and has managed the Portfolio since 2004. Prior to 2001 Mr. Vizachero was an analyst at Fidelity. The composition of each team may change without notice from time to time.


      Each Sub-Adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

      The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-Adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

      The Adviser pays each Sub-Adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.


      The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager's ownership of securities in the Portfolios.


                             PORTFOLIO DISTRIBUTION

      Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


- HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

      ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

      The distributing broker-dealer for these Portfolios is ING Financial Advisers, LLC. ING Financial Advisers, LLC has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 15 to 25 basis points. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

      The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

      The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

      Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


                             SHAREHOLDER INFORMATION

-     CLASSES OF SHARES

      The Fund offers three classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Initial Class (I Class) is offered pursuant to this Prospectus.

-     NET ASSET VALUE

      The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

      In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

      Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.


      When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:


      - Foreign securities, where a foreign security whose value as of the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE or the closing value is otherwise deemed unreliable;
      - Securities of an issuer that has entered into a restructuring;
      - Securities whose trading has been halted or suspended;

      - Fixed-income securities that have gone into default and for which there is no current market value quotation; and

      - Securities that are restricted to transfer or resale.

      The Portfolios or Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

      When an insurance company or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form.

-     PRICING OF PORTFOLIO SHARES

      Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

-     PURCHASE AND REDEMPTION OF SHARES

      Each Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Portfolios also may be made available to certain investment advisers and their affiliates, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your variable annuity or life insurance contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

      The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue ruling or private letter ruling issued by the Internal Revenue Service. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies or other permitted investors, for which the Portfolios serve as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan or an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

      The Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

      Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

-     FREQUENT TRADING - MARKET TIMING


      The Portfolios are intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

      The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.


      The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.


      Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.


      Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective and will be made in a manner that is in the best interest of a Portfolio's shareholders.

-     PORTFOLIO HOLDINGS DISCLOSURE POLICY


      A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI. Each Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., a Portfolio will post the quarter ending June 30 holdings on August 1.) A Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios' website is located at www.ingfunds.com.


-     REPORTS TO SHAREHOLDERS

      The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

-     CUSTODIAN


      The Bank of New York Company, Inc., One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash. The Custodian is also responsible for safekeeping the Trust's assets and for portfolio accounting services for the Portfolios.

-     LEGAL COUNSEL

      Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

-     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as an independent registered public accounting firm to the Portfolios.

-     DIVIDENDS

      Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-     TAX MATTERS

      Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity and variable life insurance contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their variable annuity or variable life insurance contract for information regarding the tax consequences of purchasing a contract.

                                   PERFORMANCE

      PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. The ING American Century Large Company Value Portfolio, ING American Century Select Portfolio, ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Fundamental Research Portfolio, ING Goldman(R) Sachs Capital Growth Portfolio, ING Goldman(R) Sachs Core Equity Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING OpCap Balanced Value Portfolio, ING Oppenheimer Global Portfolio, ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Large Cap Growth Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING Van Kampen Comstock Portfolio and the ING Van Kampen Equity and Income Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by American Century, BAMCO, Goldman, ING IM, JPMIM, MFS, OpCap, Oppenheimer, PIMCO, SaBAM, T. Rowe Price, or Van Kampen, as the case may be.

      While the above mentioned Portfolios are managed in a manner similar to that of the Comparable Funds presented, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

      The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. THE INSURANCE SEPARATE ACCOUNT FEES WILL HAVE A DETRIMENTAL EFFECT ON THE PERFORMANCE OF THE PORTFOLIOS. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for an ING portfolio, the sub-advisers of certain ING portfolios may manage substantially similar mutual funds, the performance of which is not shown.

      The following table shows the average annual total return of the Comparable Funds for the stated periods ended December 31, 2004, as well as a comparison with the performance of the applicable benchmark.(1)



                                                                                                                10 YEARS
                                                                                                               (OR SINCE
                                                                        1 YEAR       3 YEARS     5 YEARS       INCEPTION)
      American Century Large Company Value Fund--Inv. Class (ALVIX)     14.28%        8.44%        8.49%         6.59%(2)
      (Comparable to ING American Century Large Cap Value)
      Russell 1000 Value Index                                          16.49%        8.57%        5.27%        14.61%(3)
      S&P 500 Index                                                     10.88%        3.59%       (2.30)%       (0.19)%(3)

      American Century Select Fund--Inv. Class (TWCIX)                   7.35%        1.12%       (5.03)%        9.50%
      (Comparable to ING American Century Select)
      Russell 1000 Growth Index                                          6.30%       (0.18)%      (9.29)%        9.59%

      American Century Small Cap Value Fund--Inv. Class (ASVIX)         21.81%       13.68%       21.73%        16.98%(4)
      (Comparable to ING American Century Small Cap Value)
      S&P SmallCap 600 Index                                            22.65%       13.27%       11.60%        11.05%(5)

      Baron Capital Asset Fund--Class I (BCAIX)                         25.64%       11.91%        8.92%        17.62%(6)
      Baron Growth Fund (BGRFX)                                         26.61%       13.52%        9.48%        19.25%
      (Comparable to ING Baron Small Cap Growth)
      Russell 2000 Index                                                18.33%       11.48%        6.61%        11.53%

      Goldman Sachs Capital Growth Fund--Class A (GSCGX)                 8.77%        0.30%       (4.62)%       10.75%
      (Comparable to ING Goldman Sachs(R) Capital Growth)
      S&P 500 Index                                                     10.88%        3.59%       (2.30)%       12.07%
      Russell 1000 Growth Index                                          6.30%       (0.18)%      (9.29)%        9.59%

      Goldman Sachs CORE U.S. Equity Fund--Class A (GSSQX)              14.35%        5.28%       (1.39)%       11.63%
      (Comparable to ING Goldman Sachs(R) Core Equity)
      S&P 500 Index                                                     10.88%        3.59%       (2.30)%       12.07%

      JPMorgan Mid Cap Value Fund--Class I (FLMVX)                      20.99%       17.72%       19.39%        19.06%(7)
      JPMorgan Mid Cap Value Portfolio--Variable Insurance Fund         21.06%       16.52%         N/A         18.95%(8)
      (Comparable to ING JPMorgan Mid Cap Value)
      Russell MidCap Value Index                                         6.30%       (0.18)%      (9.29)%        1.95%(9)

      OpCap Advisors Balanced Value Composite(10)                        6.40%        2.12%        3.85%         8.68%
      Oppenheimer Quest Balanced Value--A (QVGIX)                       10.29%        4.86%        5.13%        13.77%
      (Comparable to ING OpCap Balanced Value)
      60% S&P 500 Index/40% Lehman Brothers
      Government/Credit Bond Index                                       8.90%        3.82%       (0.73)%       10.65%

      Oppenheimer Global Fund--Class A (OPPAX)                          18.67%        9.61%        3.86%        13.68%
      (Comparable to ING Oppenheimer Global)
      MSCI World Index                                                  15.25%        7.44%       (2.05)%        8.53%

      Oppenheimer Strategic Income Fund--Class Y (OSIYX)                 9.68%       11.87%        8.30%         6.78%(11)
      (Comparable to ING Oppenheimer Strategic Income)
      Lehman Brothers Aggregate Bond Index                               4.34%        6.20%        7.71%         7.72%
      Citigroup World Government Bond Index                             10.35%       14.86%        8.79%         7.60%

      PIMCO Total Return Fund--Class A (PTTAX)                           4.65%        6.45%        7.96%         7.33%(12)
      (Comparable to ING PIMCO Total Return)
      Lehman Brothers Aggregate Bond Index                               4.34%        6.20%        7.71%         7.00%(13)

                                                                                                               10 YEARS
                                                                                                               (OR SINCE
                                                                        1 YEAR       3 YEARS     5 YEARS       INCEPTION)
      Smith Barney Aggressive Growth Fund--Class A (SHRAX)(14)          10.61%        0.53%        2.83%        16.38%
      (Comparable to ING Salomon Brothers Aggressive Growth)
      Russell 3000 Growth Index                                          6.93%        0.26%       (8.87)%        9.30%
      S&P 500 Index                                                     10.88%        3.59%       (2.30)%       12.07%

      Smith Barney Fundamental Value Fund--Class A (SHFVX)(15)           7.42%        3.13%        3.64%        12.33%
      (Comparable to ING Salomon Brothers Fundamental Value)
      Russell 3000 Index                                                11.95%        4.80%       (1.16)%       11.23%
      S&P 500 Index                                                     10.88%        3.59%       (2.30)%       12.07%

      Smith Barney Large Capitalization Growth Fund--Class A (SBLGX)     0.23%        3.06%       (2.73)%        8.78%(16)
      (Comparable to ING Salomon Brothers Large Cap Growth)
      Russell 1000 Growth Index                                          6.30%       (0.18)%      (9.29)%        9.59%(17)
      S&P 500 Index                                                     10.88%        3.59%       (2.30)%       12.07%(17)

      Advanced Capital I Equity Growth Fund--Class I (ADEGX)            14.45%        6.77%        1.98%        13.89%
      (Comparable to ING T. Rowe Price Diversified Mid Cap
      Growth Portfolio)
      S&P 400 Index                                                     16.48%       10.53%        9.54%        16.10%
      Russell MidCap Growth Index                                       15.48%        6.16%       (3.36)%       11.23%

      Van Kampen Comstock Fund--Class A (ACSTX)(18)                     17.57%        7.38%        9.91%        15.62%
      Van Kampen Life Investment Trust Comstock Portfolio
      (Class I)(18)                                                     17.76%        7.17%        9.28%         7.05%(19)
      (Comparable to ING Van Kampen Comstock)
      S&P 500 Index                                                     10.88%        3.59%       (2.30)%       12.07%
      S&P BARRA Value Index                                             15.71%        6.47%        2.48%        12.25%

      Van Kampen Equity and Income Fund--Class A (ACEIX)                11.77%        7.77%        8.03%        13.66%
      (Comparable to ING Van Kampen Equity and Income)
      S&P 500 Index                                                     10.88%        3.59%       (2.30)%       12.07%
      Russell 1000 Value Index                                          16.49%        8.57%        5.27%        13.82%


----------

      (1) The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P SmallCap 600 Index is a market-weighted index of 600 small-sized domestic stocks. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The 60% S&P 500/40% Lehman Brothers Government/Credit Bond Index is a benchmark consisting of a mix of 60% of an unmanaged stock index (the Standard & Poor's 500) and 40% of an unmanaged bond index (Lehman Bros. Gov't Credit Bond Index). The MSCI World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Intermediate Government and Corporate Bond Indices. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower than forecasted growth values. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P BARRA Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value.
      (2)   Portfolio commenced operations on July 30, 1999.
      (3)   Index return is for the period beginning August 1, 1999.
      (4)   Portfolio commenced operations on July 30, 1998.
      (5)   Index return is for the period beginning August 1, 1998.
      (6) Portfolio commenced operations on September 30, 1998. The index return for the Russell 2000 Index for the period beginning October 1, 1998 is 10.65%.
      (7)   Portfolio commenced operations on November 13, 1997.
      (8) Portfolio commenced operations on September 28, 2001. The index return for the Russell MidCap Value Index for the period beginning October 1, 2001 is 18.35%.
      (9)   Index return is for the period beginning November 1, 1997.
      (10) Performance is based on a composite of all similarly managed mutual fund accounts.
      (11) Portfolio commenced operations on January 26, 1998. The index returns for the Lehman Brothers Aggregate Bond Index and the Citigroup World Government Bond Index for the period beginning February 1, 1998 are 6.17% and 6.47%, respectively.
      (12)  Portfolio commenced operations on January 13, 1997.
      (13)  Index return is for the period beginning January 1, 1997.
      (14) The portfolio manager of the ING Salomon Brothers Aggressive Growth Portfolio also manages the Smith Barney Aggressive Growth Fund Inc., in his capacity as portfolio manager of Smith Barney Fund Management LLC, an affiliate of the Sub-Adviser.
      (15) The portfolio managers of the ING Salomon Brothers Fundamental Value Portfolio also manage the Smith Barney Fundamental Value Fund, Inc., in their capacity as portfolio managers of Smith Barney Fund Management LLC, an affiliate of the Sub-Adviser.
      (16)  Portfolio commenced operations on July 14, 1997.
      (17)  Index return is for the period beginning July 1, 1997.
      (18) The portfolio management team members that manage the ING Van Kampen Comstock Portfolio also manage two Comparable Funds--Van Kampen Comstock Fund and Van Kampen Life Investment Trust Comstock Portfolio--in their capacity as portfolio managers of Van Kampen Asset Management, an affiliate of the Sub-Adviser.
      (19) Portfolio commenced operations on April 30, 1999. The index returns for the S&P 500 Index and the S&P BARRA Value Index for the period beginning May 1, 1999 are (0.21)% and 2.35%, respectively.

      FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance product, and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference with the SEC. The annual report is available upon request without charge by calling 1-800-262-3862.



                                                                                       CLASS I
                                                          -------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                     YEAR ENDED DECEMBER 31,                (COMMENCEMENT
                                                          -------------------------------------------     OF OPERATIONS) TO
ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO(3)         2004           2003            2002          DECEMBER 31, 2001
-----------------------------------------------------     ------------   ------------    ------------    --------------------
Net asset value, beginning of period                      $      13.03   $       9.97    $      12.90    $              12.92
                                                          ------------   ------------    ------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.17           0.06            0.03                    0.01
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                   1.15           3.09           (2.94)                  (0.03)
                                                          ------------   ------------    ------------    --------------------
   Total income (loss) from investment operations                 1.32           3.15           (2.91)                  (0.02)
                                                          ------------   ------------    ------------    --------------------

LESS DISTRIBUTIONS:
   Net investment income                                         (0.13)         (0.09)          (0.01)                     --
   Net realized gain on sale of investments                         --             --           (0.01)                     --
                                                          ------------   ------------    ------------    --------------------
      Total distributions                                        (0.13)         (0.09)          (0.02)                     --
                                                          ------------   ------------    ------------    --------------------

Net asset value, end of period                            $      14.22   $      13.03    $       9.97    $              12.90
                                                          ============   ============    ============    ====================
Total return                                                     10.24%         31.74%         (22.59)%                 (0.15)%(1)
Net assets, end of period (000's)                         $      2,956   $      1,077    $         35    $                 10
Ratio of total expenses to average net assets                     1.00%          1.00%           1.00%                   1.00%(2)
Ratio of net investment income to average net assets              1.39%          1.20%           0.98%                   0.83%(2)
Portfolio turnover rate                                          38.01%         37.69%          46.66%                   1.02%(1)


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.

       (3) PRIOR TO APRIL 29, 2005, THE PORTFOLIO WAS KNOWN AS ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO.



                                                                                       CLASS I
                                                          -------------------------------------------------------------------
                                                                                                            PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                       YEAR ENDED DECEMBER 31,              (COMMENCEMENT
                                                          -------------------------------------------      OF OPERATIONS) TO
ING AMERICAN CENTURY SELECT PORTFOLIO(3)                     2004            2003            2002         DECEMBER 31, 2001
----------------------------------------                  ------------   ------------    ------------    --------------------
Net asset value, beginning of period                      $       8.90   $       6.62    $       9.85    $               9.92
                                                          ------------   ------------    ------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                   0.00*         (0.01)          (0.00)+                  0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                   0.45           2.29           (3.23)                  (0.07)
                                                          ------------   ------------    ------------    --------------------
   Total income (loss) from investment operations                 0.45           2.28           (3.23)                  (0.07)
                                                          ------------   ------------    ------------    --------------------
Net asset value, end of period                            $       9.35   $       8.90    $       6.62    $               9.85
                                                          ============   ============    ============    ====================
   Total return                                                   5.06%         34.44%         (32.79)%                 (0.71)%(1)
Net assets, end of period (000's)                         $    202,265   $        721    $         82    $                 10
Ratio of total expenses to average net assets                     0.90%          1.00%           1.00%                   1.00%(2)
Ratio of net investment income (loss) to average net
  assets                                                          0.38%         (0.21)%         (0.09)%                  0.50%(2)
Portfolio turnover rate                                         505.97%        168.93%         245.27%                   6.09%(1)


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.

       (3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER GROWTH PORTFOLIO.

         *  ROUNDS TO LESS THAN $0.01.

         +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                  CLASS I
                                                          ------------------------------------------------------
                                                                                               PERIOD FROM
                                                                  YEAR ENDED                   MAY 1, 2002
                                                                  DECEMBER 31,                (COMMENCEMENT
ING AMERICAN CENTURY                                      -----------------------------      OF OPERATIONS) TO
SMALL CAP VALUE PORTFOLIO                                     2004             2003          DECEMBER 31, 2002
-------------------------                                 ------------     ------------     --------------------
Net asset value, beginning of period                      $      10.77     $       8.16     $              10.00
                                                          ------------     ------------     --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.03             0.02                     0.01
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                  2.28             2.89                    (1.84)
                                                          ------------     ------------     --------------------
   Total income (loss) from investment operations                 2.31             2.91                    (1.83)
                                                          ------------     ------------     --------------------
LESS DISTRIBUTIONS:
   Net investment income                                         (0.02)           (0.03)                   (0.01)
   Net realized gain on sale of investments                      (0.82)           (0.27)                      --
                                                          ------------     ------------     --------------------
      Total distributions                                        (0.84)           (0.30)                   (0.01)
                                                          ------------     ------------     --------------------
Net asset value, end of period                            $      12.24     $      10.77     $               8.16
                                                          ============     ============     ====================
Total return                                                     21.61%           35.84%                  (18.36)%(1)
Net assets, end of period (000's)                         $     28,433     $      8,007     $                669
Ratio of net expenses to average net assets                       1.30%            1.32%                    1.40%(2)
Ratio of net investment income to average net assets              0.35%            0.53%                    0.48%(2)
Portfolio turnover rate                                         106.84%          136.81%                   70.04%(1)

Ratio of gross expenses prior to expense reimbursements             --             1.40%                      --
Ratio of net investment income to average net assets
   prior to expense reimbursements                                  --             0.45%                      --


       (1)  NOT ANNUALIZED.

       (2)  ANNUALIZED.



                                                                                  CLASS I
                                                          ------------------------------------------------------
                                                                                               PERIOD FROM
                                                                  YEAR ENDED                   MAY 1, 2002
                                                                  DECEMBER 31,                (COMMENCEMENT
ING BARON SMALL                                           -----------------------------      OF OPERATIONS) TO
CAP GROWTH PORTFOLIO                                          2004             2003          DECEMBER 31, 2002
--------------------                                      ------------     ------------     --------------------
Net asset value, beginning of period                      $      11.74     $       8.77     $              10.00
                                                          ------------     ------------     --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                           (0.07)           (0.05)                   (0.03)
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                  3.39             3.02                    (1.20)
                                                          ------------     ------------     --------------------
   Total income (loss) from investment
     operations                                                   3.32             2.97                    (1.23)
                                                          ------------     ------------     --------------------
Net asset value, end of period                            $      15.06     $      11.74     $               8.77
                                                          ============     ============     ====================
Total return                                                     28.28%           33.87%                  (12.30)%(1)
Net assets, end of period (000's)                         $     29,954     $     10,522     $                706
Ratio of net expenses to average net assets                       1.20%            1.21%                    1.25%(2)
Ratio of net investment loss to average net assets               (0.71)%          (0.90)%                  (1.01)%(2)
Portfolio turnover rate                                          19.19%           18.55%                   12.42%(1)

Ratio of gross expenses prior to expense reimbursements             --             1.25%                      --
Ratio of net investment income to average net assets
   prior to expense reimbursements                                  --            (0.94)%                     --


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                       CLASS I
                                                          -------------------------------------------------------------------
                                                                                                            PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                    YEAR ENDED DECEMBER 31,                 (COMMENCEMENT
                                                          -------------------------------------------      OF OPERATIONS) TO
ING FUNDAMENTAL RESEARCH PORTFOLIO(3)                        2004            2003            2002         DECEMBER 31, 2001
-------------------------------------                     ------------   ------------    ------------    --------------------
Net asset value, beginning of period                      $       7.97   $       6.30    $       8.16    $               8.23
                                                          ------------   ------------    ------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.07           0.04            0.03                    0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                   0.73           1.70           (1.89)                  (0.07)
                                                          ------------   ------------    ------------    --------------------
   Total income (loss) from investment operations                 0.80           1.74           (1.86)                  (0.07)
                                                          ------------   ------------    ------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                                         (0.06)         (0.07)          (0.00)+                    --
   Net realized gain on sale of investments                         --             --           (0.00)+                    --
                                                          ------------   ------------    ------------    --------------------
      Total distributions                                        (0.06)         (0.07)          (0.00)                     --
                                                          ------------   ------------    ------------    --------------------
Net asset value, end of period                            $       8.71   $       7.97    $       6.30    $               8.16
                                                          ============   ============    ============    ====================
Total return                                                     10.19%         27.74%         (22.76)%                 (0.85)%(1)
Net assets, end of period (000's)                         $      4,047   $        650    $        199    $                 10
Ratio of total expenses to average net assets                     0.80%          0.80%           0.80%                   0.80%(2)
Ratio of net investment income to average net assets              1.33%          1.03%           1.08%                   0.66%(2)
Portfolio turnover rate                                          91.09%         34.75%          59.73%                   0.00%(1)#


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.

       (3) PRIOR TO JANUARY 23, 2004, THE PORTFOLIO WAS KNOWN AS ING DSI ENHANCED INDEX PORTFOLIO. FROM JANUARY 23, 2004 TO APRIL 29, 2005, THE PORTFOLIO WAS KNOWN AS ING AELTUS ENHANCED INDEX PORTFOLIO.

         *  ROUNDS TO LESS THAN $0.01.
         +  ROUNDS TO LESS THAN $(0.01).

         #  ROUNDS TO LESS THAN 0.01%.



                                                                                       CLASS I
                                                          -------------------------------------------------------------------
                                                                                                            PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                                                    YEAR ENDED DECEMBER 31,                 (COMMENCEMENT
ING GOLDMAN SACHS(R)                                      -------------------------------------------      OF OPERATIONS) TO
CAPITAL GROWTH PORTFOLIO                                     2004            2003            2002         DECEMBER 31, 2001
------------------------                                  ------------   ------------    ------------    --------------------
Net asset value, beginning of period                      $      10.40   $       8.40    $      11.15    $              11.24
                                                          ------------   ------------    ------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.05           0.02            0.01                    0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                   0.89           1.98           (2.76)                  (0.09)
                                                          ------------   ------------    ------------    --------------------
   Total income (loss) from investment operations                 0.94           2.00           (2.75)                  (0.09)
                                                          ------------   ------------    ------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                                         (0.03)            --           (0.00)+                    --
                                                          ------------   ------------    ------------    --------------------
      Total distributions                                        (0.03)            --           (0.00)                     --
                                                          ------------   ------------    ------------    --------------------
Net asset value, end of period                            $      11.31   $      10.40    $       8.40    $              11.15
                                                          ============   ============    ============    ====================
Total return                                                      9.08%         23.81%         (24.65)%                 (0.80)%(1)
Net assets, end of period (000's)                         $      1,761   $      1,210    $        173    $                 10
Ratio of total expenses to average net assets                     1.05%          1.05%           1.05%                   1.05%(2)
Ratio of net investment income to average net assets              0.54%          0.30%           0.45%                   0.50%(2)
Portfolio turnover rate                                          46.00%         22.77%          31.98%                   1.11%(1)


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.
         *  ROUNDS TO LESS THAN $0.01.
         +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                             CLASS I
                                                          ---------------------------------------------
                                                                                      PERIOD FROM
                                                                                      MAY 1, 2003
                                                                                     (COMMENCEMENT
ING GOLDMAN SACHS(R)                                          YEAR ENDED            OF OPERATIONS) TO
CORE EQUITY PORTFOLIO                                      DECEMBER 31, 2004        DECEMBER 31, 2003
---------------------                                     --------------------     --------------------
Net asset value, beginning of period                      $              12.46     $              10.00
                                                          --------------------     --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                  0.14                     0.06
   Net realized and change in unrealized gain on
    investments, foreign currency and forward foreign
    currency exchange contracts                                           1.44                     2.40
                                                          --------------------     --------------------
   Total income from investment operations                                1.58                     2.46
                                                          --------------------     --------------------
LESS DISTRIBUTIONS:
   Net investment income                                                 (0.06)                      --
   Net realized gain on sale of investments                              (0.56)                      --
                                                          --------------------     --------------------
      Total distributions                                                (0.62)                      --
                                                          --------------------     --------------------
Net asset value, end of period                            $              13.42     $              12.46
                                                          ====================     ====================
Total return                                                             13.32%                   24.60%(1)
Net assets, end of period (000's)                         $                  1     $                  1
Ratio of total expenses to average net assets                             0.90%                    0.90%(2)
Ratio of net investment income to average net assets                      1.16%                    0.80%(2)
Portfolio turnover rate                                                 120.49%                   66.39%(1)


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.


                                                                           CLASS I
                                           ----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
ING JPMORGAN FLEMING                       ----------------------------------------------------------------------
INTERNATIONAL PORTFOLIO                       2004           2003          2002(1)        2001            2000
-----------------------                    ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period       $    10.47     $     8.16     $    10.03     $    18.44     $    25.49
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                         0.18           0.14           0.06           0.06           0.04
   Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                  1.79           2.26          (1.88)         (4.64)         (4.91)
                                           ----------     ----------     ----------     ----------     ----------
   Total income (loss) from
    investment operations                        1.97           2.40          (1.82)         (4.58)         (4.87)
                                           ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
   Net investment income                        (0.13)         (0.09)         (0.05)         (0.05)         (0.11)
   Net realized gain on sale of
     investments                                   --             --             --          (3.78)         (2.07)
                                           ----------     ----------     ----------     ----------     ----------
      Total distributions                       (0.13)         (0.09)         (0.05)         (3.83)         (2.18)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    12.31     $    10.47     $     8.16     $    10.03     $    18.44
                                           ==========     ==========     ==========     ==========     ==========
Total return                                    18.89%         29.45%        (18.08)%       (26.93)%       (19.59)%
Net assets, end of period (000's)          $  374,309     $  338,566     $  282,054     $  369,992     $  557,941
Ratio of total expenses to average
   net assets                                    1.00%          1.00%          1.00%          1.01%          1.00%
Ratio of net investment income to
   average net assets                            1.46%          1.56%          0.65%          0.44%          0.22%
Portfolio turnover rate                         12.38%         23.06%        173.74%         96.70%         76.54%


       (1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                 CLASS I
                                                          ------------------------------------------------------
                                                                                                PERIOD FROM
                                                                                                MAY 1, 2003
                                                             YEAR ENDED DECEMBER 31,           (COMMENCEMENT
ING JPMORGAN                                              -----------------------------       OF OPERATIONS) TO
MID CAP VALUE PORTFOLIO                                      2004             2003            DECEMBER 31,2002
-----------------------                                   ------------     ------------     --------------------
Net asset value, beginning of period                      $      11.91     $       9.24     $              10.00
                                                          ------------     ------------     --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.04             0.05                     0.02
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                   2.44             2.75                    (0.75)
                                                          ------------     ------------     --------------------
   Total income (loss) from investment operations                 2.48             2.80                    (0.73)
                                                          ------------     ------------     --------------------
LESS DISTRIBUTIONS:
   Net investment income                                         (0.04)           (0.05)                   (0.03)
   Net realized gain on sale of investments                      (0.42)           (0.08)                      --
                                                          ------------     ------------     --------------------
      Total distributions                                        (0.46)           (0.13)                   (0.03)
                                                          ------------     ------------     --------------------
Net asset value, end of period                            $      13.93     $      11.91     $               9.24
                                                          ============     ============     ====================
Total return                                                     20.88%           30.31%                   (7.30)%(1)
Net assets, end of period (000's)                         $     55,163     $     16,662     $                957
Ratio of total expenses to average net assets                     1.10%            1.10%                    1.10%(2)
Ratio of net investment income to average net assets              0.49%            1.04%                    0.85%(2)
Portfolio turnover rate                                          44.80%           44.14%                   30.55%(1)


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.


                                                                           CLASS I
                                           ----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
ING MFS CAPITAL                            ----------------------------------------------------------------------
OPPORTUNITIES PORTFOLIO                       2004         2003(1)         2002(1)        2001            2000
-----------------------                    ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period       $    24.21     $    18.94     $    27.12     $    44.41     $    54.77
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                  0.24           0.10           0.04          (0.03)         (0.12)
   Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                  2.86           5.21          (8.22)        (10.25)         (2.08)
                                           ----------     ----------     ----------     ----------     ----------
   Total income (loss) from
    investment operations                        3.10           5.31          (8.18)        (10.28)         (2.20)
                                           ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
   Net investment income                        (0.11)         (0.04)            --             --             --
   Net realized gain on sale of
     investments                                   --             --             --          (7.01)         (8.16)
                                           ----------     ----------     ----------     ----------     ----------
      Total distributions                       (0.11)         (0.04)            --          (7.01)         (8.16)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    27.20     $    24.21     $    18.94     $    27.12     $    44.41
                                           ==========     ==========     ==========     ==========     ==========
Total return                                    12.88%         28.07%        (30.16)%       (24.75)%        (5.72)%
Net assets, end of period (000's)          $  234,606     $  247,542     $  212,841     $  351,204     $  440,433
Ratio of total expenses to average
   net assets                                    0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment income (loss) to
   average net assets                            0.85%          0.47%          0.19%         (0.09)%        (0.28)%
Portfolio turnover rate                         74.19%         64.97%        151.07%        105.61%        119.72%


      (1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                        CLASS I
                                                          --------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                 (COMMENCEMENT
ING OPCAP BALANCED                                        --------------------------------------------     OF OPERATIONS) TO
VALUE PORTFOLIO                                                2004             2003             2002      DECEMBER 31, 2001
-----------------                                         ------------    ------------    ------------    --------------------
Net asset value, beginning of period                      $      12.32    $       9.66    $      12.40    $              12.55
                                                          ------------    ------------    ------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.14            0.10            0.07                    0.00*
   Net realized and change in unrealized gain (loss) on
    investments, foreign currency and forward foreign
    currency exchange contracts                                   1.15            2.84           (2.68)                  (0.15)
                                                          ------------    ------------    ------------    --------------------
   Total income (loss) from investment operations                 1.29            2.94           (2.61)                  (0.15)
                                                          ------------    ------------    ------------    --------------------
LESS DISTRIBUTIONS:

   Net investment income                                         (0.14)          (0.28)          (0.01)                     --
   Net realized gain on sale of investments                         --              --           (0.12)                     --
                                                          ------------    ------------    ------------    --------------------
      Total distributions                                        (0.14)          (0.28)          (0.13)                     --
                                                          ------------    ------------    ------------    --------------------
Net asset value, end of period                            $      13.47    $      12.32    $       9.66    $              12.40
                                                          ============    ============    ============    ====================

Total return                                                     10.58%          30.72%         (21.06)%                 (1.20)%(1)
Net assets, end of period (000's)                         $      4,046    $      1,064    $        196    $                 10
Ratio of total expenses to average net assets                     1.00%           1.00%           1.00%                   1.00%(2)
Ratio of net investment income to average net assets              0.59%           1.12%           2.11%                   0.67%(2)
Portfolio turnover rate                                         110.18%         124.56%         133.43%                   7.53%(1)


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.
         *  ROUNDS TO LESS THAN $0.01.


                                                                                 CLASS I
                                                          ------------------------------------------------
                                                                                           PERIOD FROM
                                                                                           MAY 1, 2002
                                                             YEAR ENDED DECEMBER 31,      (COMMENCEMENT
                                                          ----------------------------   OF OPERATIONS) TO
ING OPPENHEIMER GLOBAL PORTFILIO(3)                          2004           2003         DECEMBER 31, 2002
----------------------------------                        ------------   ------------    -----------------
Net asset value, beginning of period                      $      11.23   $       8.40    $           10.00
                                                          ------------   ------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                           0.01           0.00*                0.02
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                           1.69           2.83                (1.62)
                                                          ------------   ------------    -----------------
  Total income (loss) from investment operations                  1.70           2.83                (1.60)
                                                          ------------   ------------    -----------------
LESS DISTRIBUTIONS:

  Net investment income                                          (0.01)         (0.00)+                 --
  Net realized gain on sale of investments                       (0.12)            --                   --
                                                          ------------   ------------    -----------------
    Total distributions                                          (0.13)         (0.00)                  --
                                                          ------------   ------------    -----------------
Net asset value, end of period                            $      12.80   $      11.23    $            8.40
                                                          ============   ============    =================
Total return                                                     15.28%         33.73%              (16.00)%(1)
Net assets, end of period (000's)                         $    843,253   $        426    $              89
Ratio of total expenses to average net assets                     0.77%          1.20%                1.20%(2)
Ratio of net investment income to average net assets              1.11%          0.22%                0.33%(2)
Portfolio turnover rate                                         389.97%        157.47%               87.08%(1)


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.

       (3)  PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING MFS GLOBAL
            GROWTH PORTFOLIO.
        *   ROUNDS TO LESS THAN $0.01.
        +   ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                              CLASS I
                                                                                        --------------------
                                                                                             PERIOD FROM
                                                                                          NOVEMBER 8, 2004
                                                                                           (COMMENCEMENT
ING OPPENHEIMER STRATEGIC                                                                OF OPERATIONS) TO
INCOME PORTFOLIO                                                                         DECEMBER 31, 2004
-------------------------                                                               --------------------
Net asset value, beginning of period                                                    $              10.00
                                                                                        --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                                                0.02
   Net realized and change in unrealized gain on investments, foreign currency
    and forward foreign currency exchange contracts                                                     0.12
                                                                                        --------------------
   Total income from investment operations                                                              0.14
                                                                                        --------------------
LESS DISTRIBUTIONS:
   Net investment income                                                                               (0.02)
                                                                                        --------------------
      Total distributions                                                                              (0.02)
                                                                                        --------------------
Net asset value, end of period                                                          $              10.12
                                                                                        ====================

Total return(1)                                                                                         1.39%
Net assets, end of period (000's)                                                       $            103,283
Ratio of total expenses to average net assets(2)                                                        0.52%
Ratio of net investment income to average net assets(2)                                                 2.56%
Portfolio turnover rate(1)                                                                            145.26%



       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.



                                                                                 CLASS I
                                                          ------------------------------------------------------
                                                                                                PERIOD FROM
                                                                                                MAY 1, 2002
                                                             YEAR ENDED DECEMBER 31,           (COMMENCEMENT
ING PIMCO                                                 -----------------------------       OF OPERATIONS) TO
TOTAL RETURN PORTFOLIO                                       2004             2003(3)         DECEMBER 31, 2002
----------------------                                    ------------     ------------     --------------------
Net asset value, beginning of period                      $      10.62     $      10.55     $              10.00
                                                          ------------     ------------     --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.16             0.29                     0.09
  Net realized and change in unrealized gain on
    investments, foreign currency and forward
    foreign currency exchange contracts                           0.33             0.17                     0.73
                                                          ------------     ------------     --------------------
    Total income from investment operations                       0.49             0.46                     0.82
                                                          ------------     ------------     --------------------
LESS DISTRIBUTIONS:
  Net investment income                                          (0.11)           (0.32)                   (0.16)
  Net realized gain on sale of investments                          --            (0.07)                   (0.11)
                                                          ------------     ------------     --------------------
    Total distributions                                          (0.11)           (0.39)                   (0.27)
                                                          ------------     ------------     --------------------
Net asset value, end of period                            $      11.00     $      10.62     $              10.55
                                                          ============     ============     ====================
Total return                                                      4.61%            4.36%                    8.21%(1)
Net assets, end of period (000's)                         $     78,521     $     43,987     $              8,026
Ratio of total expenses to average net assets                     0.85%            0.85%                    0.85%(2)
Ratio of net investment income to average net assets              1.51%            2.67%                    2.99%(2)
Portfolio turnover rate                                         376.96%          471.09%                  419.33%(1)


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.
       (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                           CLASS I
                                           ---------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
ING SALOMON BROTHERS                       ---------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO                   2004         2003(1)         2002           2001           2000
---------------------------                ----------    ----------     ----------     ----------     ----------
Net asset value, beginning of period       $    36.41    $    26.35     $    40.73     $    58.36     $    82.83
                                           ----------    ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                  0.03         (0.14)         (0.11)         (0.22)         (0.53)
   Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts                  3.51         10.20         (14.27)        (14.22)        (23.10)
                                           ----------    ----------     ----------     ----------     ----------
   Total income (loss) from
    investment operations                        3.54         10.06         (14.38)        (14.44)        (23.63)
                                           ----------    ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
   Net realized gain on sale of
     investments                                   --            --             --          (3.19)         (0.84)
                                           ----------    ----------     ----------     ----------     ----------
      Total distributions                          --            --             --          (3.19)         (0.84)
                                           ----------    ----------     ----------     ----------     ----------
Net asset value, end of period             $    39.95    $    36.41     $    26.35     $    40.73     $    58.36
                                           ==========    ==========     ==========     ==========     ==========
Total return                                     9.72%        38.18%        (35.31)%       (25.21)%       (28.78)%
Net assets, end of period (000's)          $  575,903    $  610,593     $  452,465     $  805,194     $1,116,966
Ratio of total expenses to average
  net assets                                     0.82%         0.83%          0.82%          0.81%          0.79%
Ratio of net investment income (loss)
  to average net assets                          0.06%        (0.46)%        (0.31)%        (0.48)%        (0.68)%
Portfolio turnover rate                          3.10%         0.28%        174.11%        159.72%         13.28%


       (1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.


                                                                                        CLASS I
                                                          --------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                (COMMENCEMENT
ING SALOMON BROTHERS                                      -------------------------------------------      OF OPERATIONS) TO
FUNDAMENTAL VALUE PORTFOLIO                                    2004          2003(3)         2002         DECEMBER 31, 2001
---------------------------                               ------------   ------------    ------------    --------------------
Net asset value, beginning of period                      $      16.64   $      12.00    $      16.01    $              15.86
                                                          ------------   ------------    ------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.05          (0.03)           0.10                    0.01
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                           1.40           4.92           (4.01)                   0.14
                                                          ------------   ------------    ------------    --------------------
    Total income (loss) from investment operations                1.45           4.89           (3.91)                   0.15
                                                          ------------   ------------    ------------    --------------------
LESS DISTRIBUTIONS:

  Net investment income                                             --          (0.25)          (0.01)                     --
  Net realized gain on sale of investments                          --             --           (0.09)                     --
                                                          ------------   ------------    ------------    --------------------
      Total distributions                                           --          (0.25)          (0.10)                     --
                                                          ------------   ------------    ------------    --------------------
Net asset value, end of period                            $      18.09   $      16.64    $      12.00    $              16.01
                                                          ============   ============    ============    ====================
Total return                                                      8.71%         41.06%         (24.42)%                  0.95%(1)
Net assets, end of period (000's)                         $      3,295   $      2,102    $         62    $                 10
Ratio of total expenses to average net assets                     1.10%          1.10%           1.10%                   1.10%(2)
Ratio of net investment income (loss) to average net
  assets                                                          0.31%         (0.21)%          2.13%                   1.00%(2)
Portfolio turnover rate                                          32.87%        105.09%         114.27%                   3.84%(1)


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.
       (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                          CLASS I
                                                                           -------------------------------------------
                                                                                                       PERIOD FROM
                                                                                                       MAY 1, 2003
                                                                                                      (COMMENCEMENT
                                                                               YEAR ENDED           OF OPERATIONS) TO
ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO(3)                          DECEMBER 31, 2004       DECEMBER 31, 2003
--------------------------------------------------                         -------------------     -------------------
Net asset value, beginning of period                                       $             12.13     $             10.00
                                                                           -------------------     -------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                            0.00*                  (0.02)
  Net realized and change in unrealized gain on investments,
   foreign currency and forward foreign currency exchange contracts                       0.71                    2.15
                                                                           -------------------     -------------------
 Total income from investment operations                                                  0.71                    2.13
                                                                           -------------------     -------------------
LESS DISTRIBUTIONS:
  Net realized gain on sale of investments                                               (0.56)                     --
                                                                           -------------------     -------------------
    Total distributions                                                                  (0.56)                     --
                                                                           -------------------     -------------------
Net asset value, end of period                                             $             12.28     $             12.13
                                                                           ===================     ===================
Total return                                                                              6.69%                  21.30%(1)
Net assets, end of period (000's)                                          $            18,587     $                 1
Ratio of total expenses to average net assets                                             0.89%                   0.90%(2)
Ratio of net investment income (loss) to average net assets                               0.04%                  (0.26)%(2)
Portfolio turnover rate                                                                 291.39%                 115.88%(1)


      (1)   NOT ANNUALIZED.
      (2)   ANNUALIZED.
      (3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER CAPITAL APPRECIATION PORTFOLIO.
        *   ROUNDS TO LESS THAN $0.01.


                                                                                        CLASS I
                                                          ---------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                                                     YEAR ENDED  DECEMBER 31,                 (COMMENCEMENT
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH              ----------------------------------------------     OF OPERATIONS) TO
PORTFOLIO(3)                                                  2004             2003            2002         DECEMBER 31, 2001
--------------------------------------------              ------------     ------------    -------------   --------------------
Net asset value, beginning of period                      $       7.40     $       5.11    $       7.29    $               7.23
                                                          ------------     ------------    ------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment loss                                              (0.00)+          (0.02)          (0.01)                  (0.00)+
                                                          ------------     ------------    ------------    --------------------
  Net realized and change in unrealized gain (loss)
    on investments, foreign currency and forward
    foreign currency exchange contracts                           0.66             2.31            (2.17)                  0.06
                                                          ------------     ------------     ------------   --------------------
  Total income (loss) from investment operations                  0.66             2.29            (2.18)                  0.06
                                                          ------------     ------------     ------------   --------------------
Net asset value, end of period                            $       8.06     $       7.40    $        5.11   $               7.29
                                                          ============     ============    =============   ====================
Total return                                                      9.05%           44.81%          (29.90)%                 0.83%(1)
Net assets, end of period (000's)                         $    474,397     $     35,010     $      2,644   $                 10
Ratio of total expenses to average net assets                     0.96%            1.05%            1.05%                  1.05%(2)
Ratio of net investment loss to average net assets               (0.06)%          (0.76)%          (0.68)%                (0.82)%(2)
Portfolio turnover rate                                         441.11%          187.33%          327.74%                 58.25%(1)


       (1)  NOT ANNUALIZED.
       (2)  ANNUALIZED.

       (3) PRIOR TO NOVEMBER 8, 2004, THE PORTFOLIO WAS KNOWN AS ING ALGER AGGRESSIVE GROWTH PORTFOLIO.
         +  ROUNDS TO LESS THAN $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                          CLASS I
                                             ------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
ING T. ROWE PRICE                            ------------------------------------------------------------------
GROWTH EQUITY PORTFOLIO                         2004           2003       2002(1)        2001           2000
-----------------------                      ----------     ----------   ---------    ----------     ----------
Net asset value, beginning of period         $    45.35     $    34.69   $   45.32    $    60.44     $    66.00
                                             ----------     ----------   ---------    ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.29           0.09        0.08          0.09           0.10
  Net realized and change in unrealized
   gain (loss) on investments, foreign
   currency and forward foreign
   currency exchange contracts                     4.24          10.63      (10.63)        (6.23)          0.30
                                             ----------     ----------   ---------    ----------     ----------
  Total income (loss) from investment
    operations                                     4.53          10.72      (10.55)        (6.14)          0.40
                                             ----------     ----------   ---------    ----------     ----------
LESS DISTRIBUTIONS:
  Net investment income                           (0.07)         (0.06)      (0.08)        (0.07)         (0.18)
  Net realized gain on sale of investments           --             --          --         (8.91)         (5.78)
                                             ----------     ----------   ---------    ----------     ----------
   Total distributions                            (0.07)         (0.06)      (0.08)        (8.98)         (5.96)
                                             ----------     ----------   ---------    ----------     ----------
Net asset value, end of period               $    49.81     $    45.35   $   34.69    $    45.32     $    60.44
                                             ==========     ==========   =========    ==========     ==========
Total return                                      10.02%         30.93%     (23.29)%      (10.21)%        (0.04)%
Net assets, end of period (000's)            $  830,034     $  669,956   $ 429,634    $  592,879     $  687,940
Ratio of total expenses to average
  net assets                                       0.75%          0.75%       0.75%         0.75%          0.75%
Ratio of net investment income to
  average net assets                               0.66%          0.30%       0.21%         0.20%          0.15%
Portfolio turnover rate                           39.18%         34.01%      49.23%        64.81%         74.61%


     (1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.



                                                                          CLASS I
                                             ------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO(1)      2004           2003         2002         2001           2000
------------------------------------------   ----------     ----------   ---------    ----------     ----------
Net asset value, beginning of period         $     7.54     $     6.07   $    8.11    $    13.08     $    14.78
                                             ----------     ----------   ---------    ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.10           0.06        0.03          0.01          (0.02)
  Net realized and change in unrealized
   gain (loss) on investments, foreign
   currency and forward foreign
   currency exchange contracts                     1.00           1.45       (2.06)        (2.58)         (0.53)
                                             ----------     ----------   ---------    ----------     ----------
  Total income (loss) from
    investment operations                          1.10           1.51       (2.03)        (2.57)         (0.55)
                                             ----------     ----------   ---------    ----------     ----------
LESS DISTRIBUTIONS:
  Net investment income                           (0.06)         (0.04)      (0.01)           --             --
  Net realized gain on sale of investments           --             --          --         (2.40)         (1.15)
                                             ----------     ----------   ---------    ----------     ----------
   Total distributions                            (0.06)         (0.04)      (0.01)        (2.40)         (1.15)
                                             ----------     ----------   ---------    ----------     ----------
Net asset value, end of period               $     8.58     $     7.54   $    6.07    $     8.11     $    13.08
                                             ==========     ==========   =========    ==========     ==========
Total return                                      14.76%         24.95%     (24.89)%      (20.78)%         (4.48)%
Net assets, end of period (000's)            $  267,249     $  264,755   $ 245,281    $  384,924     $  528,582
Ratio of total expenses to average
  net assets                                       0.85%          0.85%       0.85%         0.85%          0.84%
Ratio of net investment income (loss) to
  average net assets                               1.22%          0.83%       0.50%         0.15%         (0.14)%
Portfolio turnover rate                          139.86%        125.91%     105.62%        91.72%         93.38%


     (1) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS MANAGED BY MFS AND WAS KNOWN AS ING MFS RESEARCH EQUITY PORTFOLIO.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:



                                                                                 CLASS I
                                                          ------------------------------------------------------
                                                                                                PERIOD FROM
                                                                                                MAY 1, 2002
                                                             YEAR ENDED DECEMBER 31,           (COMMENCEMENT
ING VAN KAMPEN                                            -----------------------------      OF OPERATIONS) TO
COMSTOCK PORTFOLIO                                            2004             2003          DECEMBER 31, 2002
------------------                                        ------------     ------------     --------------------
Net asset value, beginning of period                      $      10.60     $       8.35     $              10.00
                                                          ------------     ------------     --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.12             0.09                     0.04
   Net realized and change in unrealized gain (loss)
     on investments, foreign currency and forward
     foreign currency exchange contracts                          1.66             2.41                    (1.64)
                                                          ------------     ------------     --------------------
   Total income (loss) from investment operations                 1.78             2.50                    (1.60)
                                                          ------------     ------------     --------------------
LESS DISTRIBUTIONS:
   Net investment income                                            --            (0.08)                   (0.05)
   Net realized gain on sale of investments                      (0.05)           (0.17)                      --
                                                          ------------     ------------     --------------------
      Total distributions                                        (0.05)           (0.25)                   (0.05)
                                                          ------------     ------------     --------------------
Net asset value, end of period                            $      12.33     $      10.60     $               8.35
                                                          ============     ============     ====================
Total return                                                     16.90%           29.92%                  (16.01)%(1)
Net assets, end of period (000's)                         $     70,308     $     33,398     $              3,874
Ratio of total expenses to average net assets                     0.90%            0.95%                    0.95%(2)
Ratio of net investment income to average net assets              1.40%            1.28%                    1.70%(2)
Portfolio turnover rate                                          29.56%           31.53%                   46.52%(1)


     (1)  NOT ANNUALIZED.
     (2)  ANNUALIZED.

                                                                                       CLASS I
                                                          -------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                            DECEMBER 10, 2001
                                                                      YEAR ENDED DECEMBER 31,                 (COMMENCEMENT
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO                -------------------------------------------       OF OPERATIONS) TO
(FORMERLY ING UBS U.S. ALLOCATION PORTFOLIO)                   2004         2003              2002          DECEMBER 31, 2001
--------------------------------------------              ------------   ------------   -------------    --------------------
Net asset value, beginning of period                      $      30.35   $      23.94    $      31.14    $              31.41
                                                          ------------   ------------   -------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:

   Net investment income                                          0.14           0.14            0.07                    0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                  3.15           6.40           (7.22)                  (0.27)
                                                          ------------   ------------   -------------    --------------------
   Total income (loss) from investment operations                 3.29           6.54           (7.15)                  (0.27)
                                                          ------------   ------------   -------------    --------------------
LESS DISTRIBUTIONS:

   Net investment income                                         (0.17)         (0.13)          (0.00)+                    --
   Net realized gain on sale of investments                         --             --           (0.05)                     --
                                                          ------------   ------------   -------------    --------------------
      Total distributions                                        (0.17)         (0.13)          (0.05)                     --
                                                          ------------   ------------   -------------    --------------------
Net asset value, end of period                            $      33.47   $      30.35    $      23.94    $              31.14
                                                          ============   ============   =============    ====================
Total return                                                     10.86%         27.37%         (22.92)%                (0.86)%(1)
Net assets, end of period (000's)                         $    551,489   $      2,883    $      1,378    $                 10
Ratio of total expenses to average net assets                     0.74%          1.10%           1.10%                   1.10%(2)
Ratio of net investment income to average net assets              1.88%          0.72%           0.73%                   0.17%(2)
Portfolio turnover rate                                         797.37%         16.74%          14.92%                   4.82%(1)

     (1)  NOT ANNUALIZED
     (2)  ANNUALIZED.
     (3) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS KNOWN AS ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO.
      *   ROUNDS TO LESS THAN $0.01.
      +   ROUNDS TO LESS THAN $(0.01).

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

For investors who want more information about the Fund, the following documents are available free upon request:

- STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 29, 2005, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.
- ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

                                        Investment Company Act File No. 811-8319

APRIL 29, 2005                                       PROSPECTUS -- SERVICE CLASS

                                                                   ADVISER CLASS

                               ING PARTNERS, INC.


      ING Partners, Inc. ("Fund") is a mutual fund authorized to issue multiple series of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed below (each series a Portfolio, and collectively, the Portfolios). Not all of the Portfolios are offered in this Prospectus. ING Life Insurance and Annuity Company ("ILIAC") serves as the Investment Adviser of each Portfolio.


      The Portfolios described in this Prospectus are:

      - ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO*


      - ING FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO


      - ING FIDELITY(R) VIP GROWTH PORTFOLIO

      - ING FIDELITY(R) VIP MID CAP PORTFOLIO


      Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort levels. You should periodically review these factors to determine if you need to change your investment strategy.

      Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Accounts context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.


      NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS

      THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN ING PARTNERS, INC. PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR
      INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

      AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

*Fidelity and Contrafund are registered trademarks of FMR Corp.

TABLE OF CONTENTS


                                                                             Page
Introduction

    Master/Feeder Mutual Fund Structure                                         1

    Investment Adviser to the Portfolios                                        1

    Investment Adviser to the Master Funds                                      1

    Portfolios and Master Funds                                                 2

    Why Reading this Prospectus and the Master Funds' Prospectus is Important   2

Description of the Portfolios

    ING Fidelity(R) VIP Contrafund(R) Portfolio                                 2

    ING Fidelity(R) VIP Equity-Income Portfolio                                 3

    ING Fidelity(R) VIP Growth Portfolio                                        5

    ING Fidelity(R) VIP Mid Cap Portfolio                                       7

Portfolio Fees and Expenses                                                     9

Summary of Principal Risks                                                     12

Additional Information About Investment Strategies                             12

Overall Management of the Portfolios                                           13

Management of the Master Funds                                                 14

Portfolio Distribution                                                         15

Shareholder Information                                                        15

Financial Highlights                                                           20

                                  INTRODUCTION

      MASTER/FEEDER MUTUAL FUND STRUCTURE


      Each Portfolio described in this Prospectus operates as a "feeder fund" which means it invests all of its assets in a separate mutual fund, the "master fund." Each master fund Fidelity(R) VIP Equity-Income Portfolio ("VIP Equity-Income Portfolio"), Fidelity(R) VIP Growth Portfolio ("VIP Growth Portfolio"), Fidelity(R) VIP Contrafund(R) PortFolio ("VIP Contrafund Portfolio") and Fidelity(R) VIP Mid Cap Portfolio ("VIP Mid Cap Portfolio") (each a "Master Fund" and collectively, the "Master Funds") is a series of the Service Class 2 shares of Fidelity Variable Insurance Products Fund (VIP Equity-Income Portfolio and VIP Growth Portfolio), Fidelity Variable Insurance Products Fund II (VIP Contrafund Portfolio) and Fidelity Variable Insurance Products Fund III (VIP Mid Cap Portfolio). Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. The differences in objectives and policies among the Master Funds can be expected to effect the return of each Portfolio and the degree of market risk and financial risk to which each Portfolio is subject. The Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities.

      Under the master/feeder structure, each Portfolio may withdraw its investment in the corresponding Master Fund if the Fund's Board of Directors ("Board") determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Fund). A Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of a Portfolio. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking ILIAC to manage the Portfolio either directly or with a sub-adviser under the investment advisory agreement between the Fund and ILIAC, or taking other appropriate action.


      Investment of each Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required for any Portfolio to withdraw its investment from its corresponding Master Fund.

      Because each Portfolio invests all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund in which it invests, with the result that the Portfolio's expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other ING Funds and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Portfolio. However, other investors in a Master Fund may bear different expenses and sales charges than the Portfolio which would result in differences in returns received by those investors.

      Information about Fidelity Variable Insurance Products and Fidelity Management & Research Company ("FMR") is provided with their permission and based on information provided by FMR or derived from the Fidelity(R) Variable Insurance Products prospectus. The prospectus for each Master Fund is delivered together with this Prospectus.

-     INVESTMENT ADVISER TO THE PORTFOLIOS

      ILIAC serves as the investment adviser for each of the Portfolios. ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries with more than 100,000 employees.

-     INVESTMENT ADVISER TO THE MASTER FUNDS

      FMR serves as investment adviser to the Master Funds. FMR is a wholly-owned subsidiary of FMR Corp.

-     PORTFOLIOS AND MASTER FUNDS

      Each Master Fund is a series of Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II or Fidelity Variable Insurance Products Fund III. Each Portfolio's Master Fund is listed below:


      FEEDER FUND PORTFOLIO                          FIDELITY VIP MASTER FUND
      ING Fidelity(R) VIP Contrafund(R) Portfolio    VIP Contrafund Portfolio
      ING Fidelity(R) VIP Equity-Income Portfolio    VIP Equity-Income Portfolio
      ING Fidelity(R) VIP Growth Portfolio           VIP Growth Portfolio
      ING Fidelity(R) VIP Mid Cap Portfolio          VIP Mid Cap Portfolio


-     WHY READING THIS PROSPECTUS AND THE MASTER FUNDS' PROSPECTUS IS IMPORTANT

      This Prospectus explains the investment objective, strategies and risks of each of the Portfolios of the Fund offered in this Prospectus. Reading this Prospectus and the prospectus of the Master Funds will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus and the prospectus of the Master Funds for future reference.

                   ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO

-     INVESTMENT OBJECTIVE

      Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Contrafund Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. In turn, the VIP Contrafund Portfolio normally invests primarily in a portfolio of common stocks. The VIP Contrafund Portfolio invests in securities of companies whose value FMR believes is not fully recognized by the public. FMR may invest the VIP Contrafund Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, FMR may invest in growth stocks or value stocks or both. For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

      Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Contrafund Portfolio is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Contrafund Portfolio.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


      The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Contrafund Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated investment objective. The strategy employed by the portfolio managers of the VIP Contrafund Portfolio may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                          STOCK MARKET VOLATILITY RISK
                              FOREIGN EXPOSURE RISK
                          ISSUER-SPECIFIC CHANGES RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

      PORTFOLIO PERFORMANCE

      Since the Portfolio does not have a full calendar year of operations, performance results of the Portfolio have not been provided. However, performance of the Service Class 2 shares of the Master Fund have been provided since inception, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio.

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Master Fund from year to year in comparison to the performance of a market index and an average of the performance of similar funds over various periods of time. You should not consider the performance of the Master Fund as an indication of the future performance of the Portfolio.

[CHART]

2001            (12.95)%
2002            (10.10)%
2003             27.51%
2004             14.57%


      During the periods shown in the chart for Service Class 2 shares of the VIP Contrafund Portfolio, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio, the highest quarter return was 11.67% for the quarter ended June 30, 2003 and the lowest quarter return was (13.20)% for the quarter ended March 31, 2001.


      PERIODS ENDED DECEMBER 31, 2004


      VIP CONTRAFUND PORTFOLIO                                 1 YEAR      LIFE OF CLASS
       Service Class 2 (S Class)                               14.80%      (0.79)%(1)
       Service Class 2 (ADV Class)                             14.57%      (0.99)%(1)
       S&P 500 Index                                           10.88%      (2.30)%(2)
       Lipper Variable Annuity Growth Funds Average            10.40%      (7.07)%(2)


----------

      (1) From January 12, 2000.
      (2) From January 1, 2000.

      In the table, the Service Class 2 shares' returns of the VIP Contrafund Portfolio have been adjusted to reflect the operating expenses of the Service Class and Adviser Class shares of the Portfolio, respectively.


      Standard & Poor's(SM) 500 Composite Stock Price Index ("S&P 500(R)") is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

      Lipper Variable Annuity Growth Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

      The performance information shown above does not reflect the impact of Separate Accounts, Qualified Plans or Variable Contracts charges. If those charges were reflected, total returns would be lower.

-     INVESTMENT ADVISER TO THE MASTER FUND

      FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Contrafund Portfolio is set out below under "Management of the Master Funds."


                   ING FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO


-     INVESTMENT OBJECTIVE

      Seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500(R). The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES


      The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. In turn, the VIP Equity-Income Portfolio normally invests at least 80% of its assets in a portfolio of equity securities. The VIP Equity-Income Portfolio normally invests primarily in income-producing equity securities, which tends to lead to investments in large cap value stocks. Investments can potentially include other types of equity securities and debt securities, including lower-quality debt securities. FMR may invest the VIP Equity-Income Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

      Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Equity-Income Portfolio is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Equity-Income Portfolio.


-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


      The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Equity-Income Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the portfolio managers of the VIP Equity-Income Portfolio may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                          STOCK MARKET VOLATILITY RISK
                           INTEREST RATE CHANGES RISK
                              FOREIGN EXPOSURE RISK
                          ISSUER-SPECIFIC CHANGES RISK
                              VALUE INVESTING RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

-     PORTFOLIO PERFORMANCE

      Since the Portfolio does not have a full calendar year of operations, performance results of the Portfolio have not been provided. However, performance of the Service Class 2 shares of the Master Fund have been provided since inception, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio.

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Master Fund from year to year in comparison to the performance of a market index and an average of the performance of similar funds over various periods of time. You should not consider the performance of the Master Fund as an indication of the future performance of the Portfolio.

[CHART]

2001              (5.74)%
2002             (17.63)%
2003              29.33%
2004              10.61%


      During the periods shown in the chart for Service Class 2 shares of the VIP Equity-Income Portfolio, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio, the highest quarter return was 17.86% for the quarter ended June 30, 2003 and the lowest quarter return was (19.32)% for the quarter ended September 30, 2002.

      PERIODS ENDED DECEMBER 31, 2004


      VIP EQUITY-INCOME PORTFOLIO                                          1 YEAR      LIFE OF CLASS
       Service Class 2 (S Class)                                           10.96%           2.78%(1)
       Service Class 2 (ADV Class)                                         10.61%           2.58%(1)
       Russell 3000(R) Value Index                                         16.94%           6.10%(2)
       Lipper Variable Annuity Equity-Income Objective Funds Average       13.64%           4.91%(2)


----------

      (1) From January 12, 2000.
      (2) From January 1, 2000.

      In the table, the Service Class 2 shares' returns of the VIP Equity-Income Portfolio have been adjusted to reflect the operating expenses of the Service Class and Adviser Class shares of the Portfolio, respectively.


      Russell 3000(R) Value Index is a market capitalization-weighted index of those stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.


      Lipper Variable Annuity Equity-Income Objective Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.


      The performance information shown above does not reflect the impact of Separate Accounts, Qualified Plans or Variable Contracts charges. If those charges were reflected, total returns would be lower.

-     INVESTMENT ADVISER TO THE MASTER FUND


      FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Equity-Income Portfolio is set out below under "Management of the Master Funds."


                      ING FIDELITY(R) VIP GROWTH PORTFOLIO

-     INVESTMENT OBJECTIVE

      Seeks capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. In turn, the VIP Growth Portfolio normally invests primarily in a portfolio of common stocks. The VIP Growth Portfolio invests in securities of companies that FMR believes have above-average growth potential. FMR may invest the VIP Growth Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

      Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Growth Portfolio is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Growth Portfolio.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Growth Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the portfolio managers of the VIP Growth Portfolio may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                          STOCK MARKET VOLATILITY RISK
                              FOREIGN EXPOSURE RISK
                          ISSUER-SPECIFIC CHANGES RISK
                              GROWTH INVESTING RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

-     PORTFOLIO PERFORMANCE

      Since the Portfolio does not have a full calendar year of operations, performance results of the Portfolio have not been provided. However, performance of the Service Class 2 shares of the Master Fund have been provided since inception, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio.

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Master Fund from year to year in comparison to the performance of a market index and an average of the performance of similar funds over various periods of time. You should not consider the performance of the Master Fund as an indication of the future performance of the Portfolio.

[CHART]

2001             (18.33)%
2002             (30.69)%
2003              31.84%
2004               2.57%


      During the periods shown in the chart for Service Class 2 shares of the VIP Growth Portfolio, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio, the highest quarter return was 16.62% for the quarter ended December 31, 2001 and the lowest quarter return was (22.17)% for the quarter ended September 30, 2001.


      PERIODS ENDED DECEMBER 31, 2004


      VIP GROWTH PORTFOLIO                                                 1 YEAR      LIFE OF CLASS
       Service Class 2 (S Class)                                            2.89%         (7.31)%(1)
       Service Class 2 (ADV Class)                                          2.57%         (7.49)%(1)
       Russell 3000 Growth Index                                            6.93%         (8.87)%(2)
       Lipper Variable Annuity Growth Funds Average                        10.40%         (7.07)%(2)


----------

      (1) From January 12, 2000.
      (2) From January 1, 2000.

      In the table, the Service Class 2 shares' returns of the VIP Growth Portfolio have been adjusted to reflect the operating expenses of the Service Class and the Adviser Class shares of the Portfolio, respectively.


      Russell 3000 Growth Index is a market capitalization-weighted index of those stocks of the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics.

      Lipper Variable Annuity Growth Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

      The performance information shown above does not reflect the impact of Separate Accounts, Qualified Plans or Variable Contracts charges. If those charges were reflected, total returns would be lower.

-     INVESTMENT ADVISER TO THE MASTER FUND

      FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Growth Portfolio is set out below under "Management of the Master Funds."

                      ING FIDELITY(R) VIP MID CAP PORTFOLIO

-     INVESTMENT OBJECTIVE

      Seeks long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-     PRINCIPAL INVESTMENT STRATEGIES

      The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. In turn, the VIP Mid Cap Portfolio normally invests primarily in a portfolio of common stocks. The VIP Mid Cap Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of the Portfolio, FMR defines as those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400"). Investments can potentially include companies with smaller or larger market capitalizations. FMR may invest the VIP Mid Cap Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, FMR may invest in growth stocks or value stocks or both. For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

      Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Mid Cap Portfolio is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Mid Cap Portfolio.

-     PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

      The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Mid Cap Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the portfolio managers of the VIP Mid Cap Portfolio may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                          STOCK MARKET VOLATILITY RISK
                              FOREIGN EXPOSURE RISK
                          ISSUER-SPECIFIC CHANGES RISK
                             MID CAP INVESTING RISK

      Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

-     PORTFOLIO PERFORMANCE


      Since the Portfolio does not have a full calendar year of operations, performance results of the Portfolio have not been provided. However, performance of the Service Class 2 shares of the Master Fund have been provided since inception, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio.

      The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Master Fund from year to year in comparison to the performance of a market index and an average of the performance of similar funds over various periods of time. You should not consider the performance of the Master Fund as an indication of the future performance of the Portfolio.

[CHART]

2001              (4.05)%
2002             (10.52)%
2003              37.57%
2004              23.85%


      During the periods shown in the chart for Service Class 2 shares of the VIP Mid Cap Portfolio, adjusted to reflect the operating expenses of Adviser Class shares of the Portfolio, the highest quarter return was 16.03% for the quarter ended December 31, 2003 and the lowest quarter return was (10.67)% for the quarter ended September 30, 2002.


      PERIODS ENDED DECEMBER 31, 2004


      VIP MID CAP PORTFOLIO                                                1 YEAR      LIFE OF CLASS
       Service Class 2 (S Class)                                           24.21%           9.33%(1)
       Service Class 2 (ADV Class)                                         23.85%           9.11%(1)
       S&P MidCap 400 Index                                                16.48%           9.54%(2)
       Lipper Variable Annuity Mid-Cap Funds Average                       14.75%         (3.04)%(2)


----------

      (1) From January 12, 2000.
      (2) From January 1, 2000.

      In the table, the Service Class 2 shares' returns of the VIP Mid Cap Portfolio have been adjusted to reflect the operating expenses of the Service Class and Adviser Class shares of the Portfolio, respectively.


      S&P MidCap 400(R) Index is a market capitalization-weighted index of 400 medium-capitalization stocks chosen for market size, liquidity and industry group representation.

      Lipper Variable Annuity Mid-Cap Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

      The performance information shown above does not reflect the impact of Separate Accounts, Qualified Plans or Variable Contracts charges. If those charges were reflected, total returns would be lower.

-     INVESTMENT ADVISER TO THE MASTER FUND

      FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Mid Cap Portfolio is set out below under "Management of the Master Funds."

                           PORTFOLIO FEES AND EXPENSES

      The table that follows shows the estimated operating expenses paid each year by a Portfolio. The table reflects the estimated expenses of each Portfolio and its corresponding Master Fund. Actual expenses paid by the Portfolios may vary from year to year.

      Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Fund and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. Shareholders who acquire Portfolio shares through a Variable Contract or Qualified Plan should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement for a description of additional charges that may apply. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Fund's Portfolios are not fixed or specified under the terms of your Variable Contract.

      SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.


                         SERVICE CLASS (S CLASS) SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)



                                                                                                                     TOTAL ANNUAL
                                                      MANAGEMENT    DISTRIBUTION                   OTHER              OPERATING
                                                        FEE(2)     (12b-1) FEES(3)                EXPENSES            EXPENSES(5)
                                                      ----------   ---------------   ------------------------------  ------------
                                                                                          ADMIN.       SHAREHOLDER
                                                                                     SERVICES FEE(4)   SERVICES FEE
      ING Fidelity(R) VIP Contrafund(R) Portfolio        0.58%          0.25%             0.15%            0.25%         1.23%
      ING Fidelity(R) VIP Equity-Income Portfolio        0.48%          0.25%             0.14%            0.25%         1.12%
      ING Fidelity(R) VIP Growth Portfolio               0.58%          0.25%             0.14%            0.25%         1.22%
      ING Fidelity(R) VIP Mid Cap Portfolio              0.58%          0.25%             0.17%            0.25%         1.25%



      (1) This table shows the estimated operating expenses for the Portfolios as a ratio of expenses to average daily net assets for the current fiscal year. Because the Portfolios are new, "Other Expenses," shown above, are estimated for the current fiscal year. This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

      (2) Each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio pays FMR a management fee for advisory expenses at current asset levels of the Master Funds of 0.58%, 0.48%, 0.58% and 0.58%, respectively. Pursuant to its investment management agreement with the Fund, ILIAC may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.58%, 0.48%, 0.58% and 0.58% of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ILIAC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

      (3) Service Class 2 shares of each Master Fund pay 0.25% of average net assets annually under a Distribution and Service Plan pursuant to Rule 12b-1. Shareholders of the Service Class 2 shares of the Master Funds, including the Portfolios, pay only their proportionate share of the Master Fund's Rule 12b-1 plan expenses.

      (4) Each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio paid "Other Expenses" of 0.10%, 0.09%, 0.09% and 0.12%, respectively, of average net assets during the most recent fiscal year. In addition, while a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Fund, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.14%, 0.14% and 0.17%, respectively, of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company. Each Portfolio anticipates investing substantially all of its assets in another investment company.

      (5) FMR has voluntarily agreed to reimburse Service Class 2 shares of each Master Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective net assets, exceed 1.25%. These arrangements may be discontinued by FMR at any time. A portion of the brokerage commissions that each Master Fund pays may be reimbursed and used to reduce that Master Fund's expenses. In addition, through arrangements with each Master Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Service Class 2 operating expenses would be 0.90%, 0.81%, 0.89% and 0.93% for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, respectively. Taking these reductions into account, the total operating expenses for Service Class shares of ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio would be 1.20%, 1.11%, 1.19% and 1.23%, respectively.

      EXAMPLE

      This Example is intended to help you compare the cost of investing in Service Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Service Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Service Class shares' operating expenses remain the same. The Example does not reflect the expenses of any Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        1 YEAR*      3 YEARS*
      ING Fidelity(R) VIP Contrafund(R) Portfolio       $   125      $    390
      ING Fidelity(R) VIP Equity-Income Portfolio           114           356
      ING Fidelity(R) VIP Growth Portfolio                  124           387
      ING Fidelity(R) VIP Mid Cap Portfolio                 127           397


      * This Table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

                        ADVISER CLASS (ADV CLASS) SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                                                                                     TOTAL ANNUAL
                                                      MANAGEMENT    DISTRIBUTION                   OTHER              OPERATING
                                                        FEE(2)     (12b-1) FEES(3)                EXPENSES            EXPENSES(5)
                                                      ----------   ---------------   ------------------------------  ------------
                                                                                          ADMIN.       SHAREHOLDER
                                                                                     SERVICES FEE(4)   SERVICES FEE
      ING Fidelity(R) VIP Contrafund(R) Portfolio        0.58%         0.50%              0.15%            0.25%         1.48%
      ING Fidelity(R) VIP Equity-Income Portfolio        0.48%         0.50%              0.14%            0.25%         1.37%
      ING Fidelity(R) VIP Growth Portfolio               0.58%         0.50%              0.14%            0.25%         1.47%
      ING Fidelity(R) VIP Mid Cap Portfolio              0.58%         0.50%              0.17%            0.25%         1.50%



      (1) This table shows the estimated operating expenses for the Portfolios as a ratio of expenses to average daily net assets. Because the Portfolios are new, "Other Expenses," shown above, are estimated for the current fiscal year. This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

      (2) Each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio pays FMR a management fee for advisory expenses at current asset levels of the Master Funds of 0.58%, 0.48%, 0.58% and 0.58%, respectively. Pursuant to its investment management agreement with the Fund, ILIAC may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.58%, 0.48%, 0.58% and 0.58% of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ILIAC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

      (3) Adviser Class shares of each Portfolio are subject to a Rule 12b-1 fee at an annual rate of 0.25% of average daily net assets. In addition, Service Class 2 shares of each Master Fund pay 0.25% of average net assets annually under a Distribution and Service Plan pursuant to Rule 12b-1. Shareholders of the Service Class 2 shares of the Master Funds, including the Portfolios, pay only their proportionate share of the Master Fund's Rule 12b-1 plan expenses.

      (4) Each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio paid "Other Expenses" of 0.10%, 0.09%, 0.09% and 0.12%, respectively, of average net assets during the most recent fiscal year. In addition, if a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Fund, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.14%, 0.14% and 0.17%, respectively, of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company. Each Portfolio anticipates investing substantially all of its assets in another investment company.

      (5) FMR has voluntarily agreed to reimburse Service Class 2 shares of each Master Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective net assets, exceed 1.25%. These arrangements may be discontinued by FMR at any time. A portion of the brokerage commissions that each Master Fund pays may be reimbursed and used to reduce that Master Fund's expenses. In addition, through arrangements with each Master Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Service Class 2 operating expenses would be 0.90%, 0.81%, 0.89% and 0.93% for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, respectively. Taking these reductions into account, the total operating expenses for Adviser Class shares of ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio would be 1.45%, 1.36%, 1.44% and 1.48%, respectively.

      EXAMPLE

      This Example is intended to help you compare the cost of investing in Adviser Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Adviser Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Adviser Class shares' operating expenses remain the same. The Example does not reflect the expenses of any Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        1 YEAR*   3 YEARS*
      ING Fidelity(R) VIP Contrafund(R) Portfolio       $   151   $    468
      ING Fidelity(R) VIP Equity-Income Portfolio           139        434
      ING Fidelity(R) VIP Growth Portfolio                  150        465
      ING Fidelity(R) VIP Mid Cap Portfolio                 153        474


      * This Table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

                           SUMMARY OF PRINCIPAL RISKS

      THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THE CORRESPONDING MASTER FUND AND ITS INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE "DESCRIPTIONS OF PORTFOLIOS" AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME. ADDITIONAL INVESTMENT POLICIES AND RISKS OF THE PORTFOLIOS AND MASTER FUNDS ARE SET FORTH IN THE STATEMENTS OF ADDITIONAL INFORMATION OF THE PORTFOLIOS AND MASTER FUNDS, RESPECTIVELY, EACH OF WHICH IS AVAILABLE UPON REQUEST.

      FOREIGN EXPOSURE RISK Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Master Funds limit foreign investments to securities denominated in U.S. dollars, these Master Funds are generally not subject to the risk of changes in currency valuations.

      GROWTH INVESTING RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

      INTEREST RATE CHANGES RISK Investment in debt securities involves risks relating to interest rate movement. If interest rates rise, the value of any debt securities held by the Master Fund can decline. Securities with longer durations, mortgage securities, and securities of issuers in the financial services sector tend to be more sensitive to changes in interest rates.

      ISSUER-SPECIFIC CHANGES RISK Because a Master Fund may invest a relatively large percentage of its assets in a single issuer, a Master Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

      MID CAP INVESTING RISK The value of securities of medium-sized, less well-known companies may be more volatile than that of relatively larger, more established companies owing to such factors as inexperienced management and limited financial resources. As a result, such securities can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.

      STOCK MARKET VOLATILITY RISK Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

      VALUE INVESTING RISK Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

-     PERCENTAGE AND RATING LIMITATIONS


      Unless otherwise stated, the percentage and rating limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.


-     A WORD ABOUT PORTFOLIO DIVERSITY

      Each Portfolio in this Prospectus is diversified through investments made by the applicable Master Fund, as defined in the Investment Company Act of 1940. A diversified Portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and securities of other investment companies). Investment restrictions are fundamental if so designated in this Prospectus or the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

-     ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS AND THE MASTER FUNDS

      The Statement of Additional Information of the Portfolios is made a part of this Prospectus. You may obtain a copy of the Statement of Additional Information of the Portfolios and the Statement of Additional Information of the Master Funds without charge by calling the Fund at (800) 262-3862, or downloading it from the SEC's website at http://www.sec.gov.

-     TEMPORARY DEFENSIVE INVESTMENT STRATEGY

      Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

      Each Master Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

-     ADDITIONAL INVESTMENT POLICIES

      The types of securities in which the Master Funds and the Portfolios invest and the investment techniques and practices in which the Master Funds and the Portfolios may engage that are not principal investment strategies are discussed, together with their risks, in the Statements of Additional Information (referred to as the SAI) of the Master Funds and the Portfolios, respectively, which you may obtain by contacting the Fund (see back cover for address and phone number) or by downloading from the SEC's website (http://www.sec.gov).

                      OVERALL MANAGEMENT OF THE PORTFOLIOS


      THE INVESTMENT ADVISER. ING Life Insurance and Annuity Company (the "Adviser") serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the Securities and Exchange Commission (SEC) as an investment adviser. As of December 31, 2004, the Adviser managed over $7.1 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

      The Adviser, subject to the supervision of the Board, oversees the Portfolio's day-to-day operations and manages the investment activities of each Portfolio. In the event the Board determines it is in the best interests of a Portfolio and its shareholders to withdraw a Portfolio's assets from the corresponding Master Fund, the Adviser may assume direct management of the Portfolio or may oversee a sub-adviser to manage the Portfolio's assets. The Adviser is not entitled to compensation from the Portfolio while the Portfolio is functioning as a feeder fund. However, if a Portfolio ceases to function as a feeder fund, the Adviser may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.58%, 0.58%, 0.48%, and 0.58% of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, respectively.


-     "MANAGER OF MANAGERS" STRUCTURE

      The Adviser, subject to the supervision of the Board may act as a "manager of managers" for the Fund pursuant to exemptive relief from the SEC that permits the Adviser, with the approval of the Board, to replace or hire non-affiliated sub-advisers or amend the terms of their sub-advisory agreements, without submitting the contract to a vote of the Portfolio's shareholders. In this capacity, the Adviser has the responsibility to oversee sub-advisers and recommend their hiring, termination and replacement. In such instances the Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight.

      Should the Adviser manage the assets of the Portfolios directly, it may select sub-advisers to provide sub-advisory services to the Portfolios without obtaining shareholder approval. The Adviser would pay such sub-advisory fees out of its advisory fee at an annual rate based on the average daily net asset value of each Portfolio. Pursuant to the exemptive relief permitting the manager of managers arrangements, the Fund will notify shareholders of any change in the identity of an unaffiliated sub-adviser to a Portfolio. In such instances, the name of the Portfolio and its investment strategies may also change.

-     ADVISORY FEES

      Under the master/feeder structure, each Master Fund pays FMR a management fee based on the average daily net assets of the Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee. Under the master/feeder structure, each Portfolio may withdraw its investment in its Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking the Adviser to manage either directly or with a sub-adviser under the investment advisory agreement between the Fund and the Adviser, or taking other appropriate action.

                         MANAGEMENT OF THE MASTER FUNDS

      FMR serves as manager to each Master Fund and to other mutual funds, including those in the Fidelity(R) Variable Insurance Products family of funds. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts, 02109.


      As of March 30, 2004, FMR had approximately $8.8 billion in discretionary assets under management.


      The total management fee paid by each Master Fund, as a percentage of average net assets is as follows:


                                                                   TOTAL MANAGEMENT FEE
       ING Fidelity(R) VIP Contrafund(R) Portfolio                         0.58%
       ING Fidelity(R) VIP Equity-Income Portfolio                         0.48%
       ING Fidelity(R) VIP Growth Portfolio                                0.58%
       ING Fidelity(R) VIP Mid Cap Portfolio                               0.58%


      For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolios' Statement of Additional Information.

      As the manager for each Master Fund, FMR has overall responsibility for directing each Master Fund's investments and handling each Master Fund's business affairs.

      Affiliates assist FMR with foreign investments:


      - Fidelity Management & Research (U.K.) Inc. ("FMR U.K."), at 25 Lovat Lane, London, EC3R 8LL, England, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio.
      - Fidelity Management & Research (Far East) Inc. ("FMR Far East"), at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio.
      - Fidelity International Investment Advisors ("FIIA"), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio.
      - Fidelity International Investment Advisors ("U.K.") Limited ("FIIA(U.K.)L"), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio.
      - Fidelity Investments Japan Limited ("FIJ"), at Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo, Japan 105-6019, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. As of September 28, 2004, FIJ had approximately $42.1 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory and order execution services for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio from time to time.


      FMR Co., Inc. (FMRC) serves as a sub-adviser for each Master Fund. FMRC has day-to-day responsibility for choosing investments for each Master Fund.


      FMRC is an affiliate of FMR. As of March 30, 2004, FMRC had approximately $601.2 billion in discretionary assets under management.


      FMR pays FMRC, FMR U.K, and FMR Far East for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

      Will Danoff is vice president and manager of VIP Contrafund Portfolio, which he has managed since January 1995. He also manages other Fidelity funds. Since joining Fidelity Investments in 1986, Mr. Danoff has worked as a research analyst and manager.

      Jennifer Uhrig is vice president and manager of VIP Growth Portfolio, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity Investments in 1987, Ms. Uhrig has worked as a research analyst and manager.

      Stephen Petersen is vice president and manager of VIP Equity-Income Portfolio, which he has managed since January 1997. He also manages other Fidelity funds. Since joining Fidelity Investments in 1980, Mr. Petersen has worked as a research analyst and manager.


      Tom Allen is manager of VIP Mid Cap Portfolio, which he has managed since June 2001. Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and manager.

                             PORTFOLIO DISTRIBUTION

      Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. (NASD). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


- HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

      ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

      The distributing broker-dealer for these Portfolios is ING Financial Advisers, LLC. ING Financial Advisers, LLC has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 15 to 25 basis points. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

      The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

      The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

      Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


                             SHAREHOLDER INFORMATION

-     CLASSES OF SHARES

      The Fund offers two classes of shares of each Portfolio, Service Class and Adviser Class, which are identical except for different expense variables, certain related rights and certain shareholder services. Both classes of the Portfolios have a common investment objective and investment portfolio.


      The Fund has adopted a Shareholder Servicing Plan ("Service Plan") for the Service Class and Adviser Class shares of each Portfolio. The Service Plan allows the Fund to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Service Class or Adviser Class shares and their shareholders including variable contract owners or plan participants with interest in the Portfolios. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Service Class and Adviser Class shares, respectively.

      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Rule 12b-1 Plan") for the Adviser Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to ING Financial Advisers, LLC as the Fund's Distributor. ING Financial Advisers, LLC may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser Class shares. Because Rule 12b-1 Plan and Service Plan fees are paid out of the Portfolio's assets (including the assets of the Master
      Fund) on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


      Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund.


      Service Class 2 of each Master Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Service Class 2 of each Master Fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Service and Adviser Class Shares of each Portfolio pay only their proportionate share of the Master Fund 12b-1 Plan expenses.

-     MASTER/FEEDER FUNDS


      The Portfolios are "feeder" funds that invest exclusively in corresponding "master" portfolios with identical investment objectives. The Master Fund may accept investments from multiple feeder funds, which bear the Master Fund's expenses in proportion to their assets. The Master Fund may also accept investments directly from Separate Accounts in connection with Variable Contracts or Qualified Plans.

      Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, a Portfolio may withdraw from the Master Fund, receiving either cash or securities in exchange for its interest in the Master Fund. The Board would then consider whether a Portfolio should hire its own investment adviser, invest in a different Master Fund, or take other action.

-     NET ASSET VALUE

      The net asset value ("NAV") per share of each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is computed by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAV of the Portfolios is determined based upon the NAV of the Master Funds.

      Securities of each Master Fund are valued at their NAV. For more information regarding the determination of NAV of each Master Fund, including the circumstances under which the Master Funds will use fair value pricing and the effects of using fair value pricing, see the Master Funds' Prospectus and Statement of Additional Information.

-     PRICING OF PORTFOLIO SHARES

      Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

-     PURCHASE AND REDEMPTION OF SHARES

      Purchases and redemptions of shares may be made only by Separate Accounts of insurance companies for the purpose of funding Variable Contracts or by the Portfolios' investment adviser or their affiliates. In the future, purchases and redemptions may also be made directly by Qualified Plans or custodial accounts. Certain Portfolios may not be available as investment options in your Variable Contract or through your Qualified Plan. Please refer to the prospectus for the appropriate insurance company Separate Account or your Qualified Plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the

      Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

      It is possible that certain conflicts of interest may arise when shares of a Portfolio are purchased to fund both variable annuity and variable life insurance contracts (mixed funding). Conflicts also may arise if more than one insurance company purchases shares of a Portfolio (shared funding). The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans. However, it is possible that the interests of owners of Variable Contracts and Qualified Plans, for which the Portfolios serve as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between Variable Contract owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices.

      The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

-     FREQUENT TRADING - MARKET TIMING

      The Portfolios are intended for long-term investment and not as a short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as Investment Options for the Variable Contracts issued by insurance companies and as investment options for the Qualified Plan. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolios determine not to be in the best interest of the Portfolios.

      The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity. You should also review the materials regarding frequent trading included in the Master Fund's current prospectus and SAI.

      The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or sub-adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and in turn, the Master Funds and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' or Master Funds' performance.


      Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.


      Although the policies and procedures known to the Portfolios that are followed by the Master Funds and the financial intermediaries that use the Portfolios as well as monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

-     PORTFOLIO HOLDINGS DISCLOSURE POLICY


      A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. Each Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (i.e., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.


-     REPORTS TO SHAREHOLDERS

      The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

-     CUSTODIAN


      The Bank of New York Company, Inc., One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash. The Custodian is also responsible for safekeeping the Trust's assets and for portfolio accounting services for the Portfolios.


-     LEGAL COUNSEL

      Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

-     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as the Portfolios' independent registered public accounting firm. For information regarding the Master Funds' independent registered public accounting firm, please consult the Master Funds' Statement of Additional Information.

-     DIVIDENDS

      Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless the investor (such as a participating insurance company's Separate Account) makes an election to receive distributions in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-     TAX MATTERS

      Each Portfolio of the Fund distributes its net investment income, if any, on its outstanding shares at least once annually. Each Portfolio can make distributions at other times if it chooses to do so. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any Portfolio will automatically be reinvested in additional shares of the Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract) makes an election to receive distributions in cash. Dividends or distributions by a portfolio will reduce the per share NAV by the per share amount.

      Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

      Each Portfolio intends to comply with the diversification requirements of
      Section 817(h) of the Code for Variable Contracts. Specifically, each Portfolio intends to diversify, through the investments made by the applicable Master Fund, so that on the last day of the quarter of a calendar year, no more than 5% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.

      For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent to guaranteed of insured) by the U.S. Government or an agency or instrumentality or the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

      If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

      Since the only shareholders of the Portfolios will be separate accounts, no discussion is included in this Prospectus as to the tax aspects at the shareholders level. The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

      THE TAX STATUS OF YOUR INVESMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACTS.

                              FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products, and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference into the SAI. The annual report is available upon request without charge by calling 1-800-262-3862.

ING FIDELITY(R) PORTFOLIOS
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                                CLASS S
                                           -----------------------------------------------------------------------------------
                                                  ING                  ING                    ING                   ING
                                            FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP
                                              CONTRAFUND          EQUITY-INCOME             GROWTH                MID CAP
                                               PORTFOLIO            PORTFOLIO              PORTFOLIO             PORTFOLIO
                                           -----------------     -----------------     -----------------     -----------------
                                              NOVEMBER 15,         NOVEMBER 15,           NOVEMBER 15,          NOVEMBER 15,
                                              2004(1) TO           2004(1) TO             2004(1) TO            2004(1) TO
                                           DECEMBER 31, 2004     DECEMBER 31, 2004     DECEMBER 31, 2004     DECEMBER 31, 2004
                                           -----------------     -----------------     -----------------     -----------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period       $           10.00     $           10.00     $           10.00     $           10.00
                                           -----------------     -----------------     -----------------     -----------------
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income                                  --*                   --*                   --*                   --*
   Net realized and unrealized gain on
     investments                                        0.34                  0.28                  0.21                  0.55
                                           -----------------     -----------------     -----------------     -----------------
   Total from investment operations                     0.34                  0.28                  0.21                  0.55
                                           -----------------     -----------------     -----------------     -----------------
Net asset value, end of period             $           10.34     $           10.28     $           10.21     $           10.55
                                           =================     =================     =================     =================
Total return(2)                                         3.40%                 2.80%                 2.10%                 5.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $              33     $               1     $               1     $              17
Ratios to average net assets:
Expenses(3)(4)                                          0.30%*                0.30%*                0.30%*                0.30%*
Net investment loss(3)(4)                              (0.30)%               (0.30)%               (0.30)%               (0.30)%*
Portfolio turnover rate(5)                                 0%                    0%                    0%                    0%



                                                                                CLASS ADV
                                           -----------------------------------------------------------------------------------
                                                  ING                  ING                    ING                   ING
                                            FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP
                                              CONTRAFUND          EQUITY-INCOME             GROWTH                MID CAP
                                               PORTFOLIO            PORTFOLIO              PORTFOLIO             PORTFOLIO
                                           -----------------     -----------------     -----------------     -----------------
                                             NOVEMBER 15,          NOVEMBER 15,           NOVEMBER 15,          NOVEMBER 15,
                                              2004(1) TO           2004(1) TO             2004(1) TO            2004(1) TO
                                           DECEMBER 31, 2004     DECEMBER 31, 2004     DECEMBER 31, 2004     DECEMBER 31, 2004
                                           -----------------     -----------------     -----------------     -----------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period       $           10.00     $           10.00     $           10.00     $           10.00
                                           -----------------     -----------------     -----------------     -----------------
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment loss                                 (0.01)                (0.01)                (0.01)                   --*
   Net realized and unrealized gain on
     investments                                        0.35                  0.28                  0.21                  0.55
                                           -----------------     -----------------     -----------------     -----------------
   Total from investment operations                     0.34                  0.27                  0.20                  0.55
                                           -----------------     -----------------     -----------------     -----------------
Net asset value, end of period             $           10.34     $           10.27     $           10.20     $           10.55
                                           =================     =================     =================     =================
Total return(2)                                         3.40%                 2.70%                 2.00%                 5.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $               1     $               1     $               1     $               1
Ratios to average net assets:
Expenses(3)(6)                                          0.55%                 0.55%                 0.55%                 0.55%
Net investment loss(3)(6)                              (0.55)%               (0.55)%               (0.55)%               (0.55)%
Portfolio turnover rate(5)                                 0%                    0%                    0%                    0%


     (1)  COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND EXCLUDING THE DEDUCTION OF SALES CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.


     (4) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT INCLUDE THE EXPENSES OF THE SERVICE CLASS 2 SHARES OF THE FIDELITY(R) VIP CONTRAFUND(R), FIDELITY(R) VIP EQUITY-INCOME, FIDELITY(R) VIP GROWTH AND FIDELITY(R) VIP MIDCAP PORTFOLIOS. HAD THE EXPENSES OF THE UNDERLYING FUND BEEN INCLUDED, THE EXPENSE RATIO FOR CLASS S WOULD HAVE BEEN APPROXIMATELY 1.23%, 1.13% 1.23% AND 1.26%, RESPECTIVELY. HAD THE EXPENSES OF THE UNDERLYING FUND BEEN INCLUDED, THE NET INVESTMENT LOSS RATIO FOR CLASS S WOULD HAVE BEEN APPROXIMATELY (1.23)%, (1.13)%, (1.23)% AND (1.26)%, RESPECTIVELY.
     (5) HAD THE PORTFOLIOS BEEN INVESTED IN THE MASTER FUNDS A FULL YEAR, THE PORTFOLIO TURNOVER RATE PRESENTED WOULD BE THAT OF THE MASTER FUNDS. THE PORTFOLIO TURNOVER RATES FOR FIDELITY(R) VIP CONTRAFUND(R), FIDELITY(R) VIP EQUITY-INCOME, FIDELITY(R) VIP GROWTH AND FIDELITY(R) VIP MIDCAP PORTFOLIOS WERE 64%, 22%, 72% AND 55%, RESPECTIVELY.
     (6) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT INCLUDE THE EXPENSES OF THE SERVICE CLASS 2 SHARES OF THE FIDELITY(R) VIP CONTRAFUND(R), FIDELITY(R) VIP EQUITY-INCOME, FIDELITY(R) VIP GROWTH AND FIDELITY(R) VIP MIDCAP PORTFOLIOS. HAD THE EXPENSES OF THE UNDERLYING FUND BEEN INCLUDED, THE EXPENSE RATIO FOR CLASS ADV WOULD HAVE BEEN APPROXIMATELY 1.48%, 1.38% 1.48% AND 1.51%, RESPECTIVELY. HAD THE EXPENSES OF THE UNDERLYING FUND BEEN INCLUDED, THE NET INVESTMENT LOSS RATIO FOR CLASS ADV WOULD HAVE BEEN APPROXIMATELY (1.48)%, (1.38)%, (1.48)% AND (1.51)%, RESPECTIVELY.
       *  AMOUNT IS LESS THAN $0.01 PER SHARE OR 0.01%.

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

For investors who want more information about the Fund, the following documents are available free upon request:


- STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 29, 2005, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

- ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.


The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Fund. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

                                        Investment Company Act File No. 811-8319

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258
                                 (800) 992-0180


                                 APRIL 29, 2005


               ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO
            (formerly ING Salomon Brothers Investors Value Portfolio)
                      ING AMERICAN CENTURY SELECT PORTFOLIO
                      (formerly ING Alger Growth Portfolio)
                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
                      ING BARON SMALL CAP GROWTH PORTFOLIO
                       ING FUNDAMENTAL RESEARCH PORTFOLIO
                 (formerly ING Aeltus Enhanced Index Portfolio)
                 ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO*
                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO*
                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
                      ING JPMORGAN MID CAP VALUE PORTFOLIO
                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
                       ING OPCAP BALANCED VALUE PORTFOLIO
                        ING OPPENHEIMER GLOBAL PORTFOLIO
                   (formerly ING MFS Global Growth Portfolio)
                   ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
                        ING PIMCO TOTAL RETURN PORTFOLIO
                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
                 ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
               (formerly ING Alger Capital Appreciation Portfolio)
             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
                (formerly ING Alger Aggressive Growth Portfolio)
                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
                        ING VAN KAMPEN COMSTOCK PORTFOLIO
                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
                  (formerly ING UBS U.S. Allocation Portfolio)


                                  INITIAL CLASS
                                  SERVICE CLASS
                                  ADVISER CLASS



This Statement of Additional Information ("SAI") is not a Prospectus but is incorporated therein by reference and should be read in conjunction with the Initial Class Prospectus and Service Class and Adviser Class Prospectus (each, a "Prospectus," collectively, the "Prospectuses") for ING Partners, Inc. ("Fund"), each dated April 29, 2005, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the Fund's Annual Reports dated


* Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.

December 31, 2004, are incorporated herein by reference. Terms used in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI. Copies of the Prospectuses and Annual or Semi-Annual Reports may be obtained upon request and without charge by contacting the Fund at the address or phone number above.

Shares of the Fund are sold to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and any Investment Adviser to the Fund as well as to the general accounts of any insurance company whose separate account holds shares of the Fund. Shares of the Fund are currently offered to separate accounts ("Variable Accounts") of insurance companies that are subsidiaries of ING Groep N.V. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

                                TABLE OF CONTENTS


                                                                                PAGE
                                                                                ----
FUND HISTORY                                                                       1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS                              1

DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES            7

MANAGEMENT OF THE FUND                                                            48

BOARD                                                                             53

COMPENSATION OF DIRECTORS                                                         54

COMPENSATION TABLE                                                                56

CODE OF ETHICS                                                                    62

DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES                                61

PROXY VOTING PROCEDURES                                                           62

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                        64

INVESTMENT ADVISORY AND OTHER SERVICES                                            70

PRINCIPAL UNDERWRITER                                                            125

BROKERAGE ALLOCATION AND TRADING POLICIES                                        125

DESCRIPTION OF SHARES                                                            132

VOTING RIGHTS                                                                    139

NET ASSET VALUE                                                                  139

TAX STATUS                                                                       141

FINANCIAL STATEMENTS                                                             143

APPENDIX A                                                                       A-1

APPENDIX B                                                                       A-4

                                  FUND HISTORY

ING Partners, Inc., formerly known as Portfolio Partners, Inc., was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Fund changed its name to ING Partners, Inc. effective May 1, 2002. Prior to May 1, 2002, ING Alger Aggressive Growth Portfolio was known as PPI Alger Aggressive Growth Portfolio, ING Alger Growth Portfolio was known as PPI Alger Growth Portfolio, ING Goldman Sachs(R) Capital Growth Portfolio was known as PPI Goldman Sachs(R) Capital Growth Portfolio, ING MFS Capital Opportunities Portfolio was known as PPI MFS Capital Opportunities Portfolio, ING OpCap Balanced Value Portfolio was known as PPI OpCap Balanced Value Portfolio, ING Salomon Brothers Investors Value Portfolio was known as PPI Salomon Brothers Investors Value Portfolio and ING T. Rowe Price Growth Equity Portfolio was known as PPI T. Rowe Price Growth Equity Portfolio. Prior to December 16, 2002, ING JPMorgan Fleming International Portfolio was known as ING Scudder International Growth Portfolio and prior to May 1, 2002, it was known as PPI Scudder International Growth Portfolio. Prior to May 1, 2004, ING UBS U.S. Large Cap Equity Portfolio was known as ING MFS Research Equity Portfolio and prior to May 1, 2003 it was known as ING MFS Research Portfolio and prior to May 1, 2002, it was known as PPI MFS Research Growth Portfolio. Prior to December 16, 2002, ING Salomon Brothers Aggressive Growth Portfolio was known as ING MFS Emerging Equities Portfolio and prior to May 1, 2002, it was known as PPI MFS Emerging Equities Portfolio. Prior to May 1, 2003, ING Salomon Brothers Fundamental Value Portfolio was known as ING Salomon Brothers Capital Portfolio and prior to May 1, 2002, it was known as PPI Salomon Brothers Capital Portfolio. Prior to January 26, 2004, ING Aeltus Enhanced Index Portfolio was known as ING DSI Enhanced Index Portfolio and prior to May 1, 2002 it was known as PPI DSI Enhanced Index Portfolio. Prior to May 1, 2004 ING UBS U.S. Allocation Portfolio was known as ING UBS Tactical Asset Allocation Portfolio and prior to that it was known as PPI Brinson Tactical Asset Allocation Portfolio. Prior to May 1, 2005 ING American Century Large Company Value Portfolio was known as ING Salomon Brothers Investors Value Portfolio, ING American Century Select Portfolio was known as ING Alger Growth Portfolio, ING Fundamental Research Portfolio was known as ING Aeltus Enhanced Index Portfolio, ING Oppenheimer Global Portfolio was known as ING MFS Global Growth Portfolio, ING Salomon Brothers Large Cap Growth Portfolio was known as ING Alger Capital Appreciation Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio was known as ING Alger Aggressive Growth Portfolio and ING Van Kampen Equity and Income Portfolio was known as ING UBS U.S. Allocation Portfolio.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized thirty one Portfolios, however not all of the Portfolios are offered in this SAI. The following twenty-two Portfolios are described in this SAI: ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO ("ING American Century Large Company Value"), ING AMERICAN CENTURY SELECT PORTFOLIO ("ING American Century Select"), ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO ("ING American Century Small Cap Value"), ING BARON SMALL CAP GROWTH PORTFOLIO ("ING Baron Small Cap Growth"), ING FUNDAMENTAL RESEARCH PORTFOLIO ("ING Fundamental Research"), ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO ("ING Goldman Sachs(R) Capital Growth"), ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO ("ING Goldman Sachs(R) Core Equity"), ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO ("ING JPMorgan Fleming International"), ING JPMORGAN MID CAP VALUE PORTFOLIO ("ING JPMorgan Mid Cap Value"), ING

MFS CAPITAL OPPORTUNITIES PORTFOLIO ("ING MFS Capital Opportunities"), ING OPCAP BALANCED VALUE PORTFOLIO ("ING OpCap Balanced Value"), ING OPPENHEIMER GLOBAL PORTFOLIO ("ING Oppenheimer Global "), ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO ("ING Oppenheimer Strategic Income"), ING PIMCO TOTAL RETURN PORTFOLIO ("ING PIMCO Total Return"), ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO ("ING Salomon Brothers Aggressive Growth"), ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO ("ING Salomon Brothers Fundamental Value"), ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO ("ING Salomon Brothers Large Cap Growth"), ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO ("ING T. Rowe Price Diversified Mid Cap Growth"), ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO ("ING T. Rowe Price Growth Equity"), ING UBS U.S. LARGE CAP EQUITY PORTFOLIO ("ING UBS U.S. Large Cap Equity"), ING VAN KAMPEN COMSTOCK PORTFOLIO ("ING Van Kampen Comstock") and ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO ("ING Van Kampen Equity and Income").


ING JPMorgan Mid Cap Value and ING Salomon Brothers Fundamental Value are classified as "non-diversified" funds under the Investment Company Act of 1940 ("1940 Act"). For more information regarding the classes of shares that are authorized, refer to the paragraph "Description of Shares" in this SAI. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses.

The investment policies and restrictions of the Portfolios, set forth below, are matters of fundamental policy for purposes of the 1940 Act, and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio as defined by the 1940 Act. This means the lesser of: (i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.

AS A MATTER OF FUNDAMENTAL POLICY, NO PORTFOLIO WILL:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). With respect to ING Fundamental Research and to ING Van Kampen Equity and Income, investments in mortgage participations or similar instruments are not subject to this limitation.

3. Issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act.

4. Borrow money, except that (a) a Portfolio may enter reverse repurchase agreements, provided (except as set forth below) that the total amount of any such borrowing does not exceed 33-1/3% of the Portfolio's total assets; and (b) a Portfolio may borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. With respect to ING American Century Select, ING Salomon Brothers Large Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth, such Portfolios may borrow money in an amount not exceeding 10% of the value of a Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to ING American Century Select, ING

Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING Salomon Brothers Large Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth, immediately after any borrowing, including reverse repurchase agreements, such Portfolios will maintain asset coverage of not less than 300 percent with respect to all borrowings. With respect to ING Baron Small Cap Growth, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING PIMCO Total Return, ING Van Kampen Comstock and ING Van Kampen Equity and Income, such Portfolios may borrow up to an additional 5% of their total assets (not including the amount borrowed) for temporary or emergency purposes.

5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6. Underwrite securities issued by others, except to the extent that a Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

7. Purchase the securities of an issuer if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Further, this limitation does not apply to ING American Century Large Company Value. With respect to ING Fundamental Research and ING Van Kampen Equity and Income, this limitation does not apply to municipal securities. With respect to ING Fundamental Research, the Portfolio will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in its benchmark index. With respect to ING OpCap Balanced Value, a foreign government is considered to be an industry. With respect to ING American Century Select and ING American Century Small Cap Value, (i) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (ii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (iii) personal credit and business credit businesses will be considered separate industries.

WITH RESPECT TO ING AMERICAN CENTURY LARGE COMPANY VALUE, ING AMERICAN CENTURY SELECT, ING BARON SMALL CAP GROWTH, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING MFS CAPITAL OPPORTUNITIES, ING SALOMON BROTHERS AGGRESSIVE GROWTH, ING SALOMON BROTHERS FUNDAMENTAL VALUE, ING SALOMON BROTHERS LARGE CAP GROWTH, ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH AND ING UBS U.S. LARGE CAP EQUITY ONLY:

8. Purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio. ING Salomon Brothers Large Cap Growth may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5 percent of the Portfolio's total assets are invested in margin and premiums.

WITH RESPECT TO ING AMERICAN CENTURY LARGE COMPANY VALUE, ING MFS CAPITAL OPPORTUNITIES, ING SALOMON BROTHERS AGGRESSIVE GROWTH AND ING UBS U.S. LARGE CAP EQUITY ONLY:

9. With respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

WITH RESPECT TO ING AMERICAN CENTURY SELECT, ING AMERICAN CENTURY SMALL CAP VALUE, ING BARON SMALL CAP GROWTH, ING FUNDAMENTAL RESEARCH, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING JPMORGAN FLEMING INTERNATIONAL, ING OPCAP BALANCED VALUE, ING OPPENHEIMER GLOBAL, ING PIMCO TOTAL RETURN, ING T. ROWE PRICE GROWTH EQUITY, ING VAN KAMPEN COMSTOCK AND ING VAN KAMPEN EQUITY AND INCOME ONLY:

10. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This 75% limitation shall not apply to securities issued by other investment companies. With respect to ING PIMCO Total Return, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds (as defined herein.)

WITH RESPECT TO ING AMERICAN CENTURY SELECT, ING SALOMON BROTHERS LARGE CAP GROWTH AND ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH ONLY:

11. With respect to 75% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

12. With respect to 100% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

WITH RESPECT TO ING JPMORGAN MID CAP VALUE AND ING SALOMON BROTHERS FUNDAMENTAL VALUE ONLY:

13. With respect to 50% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

a. No Portfolio will invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. A Sub-Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

b. No Portfolio will borrow for leveraging purposes (except ING Oppenheimer Global which may borrow up to 10% of net assets on an unsecured basis to invest the borrowed funds in portfolio securities).

c. No Portfolio will make short sales of securities, other than short sales "against the box." This restriction does not apply to transactions involving options, futures contracts, forward commitments, securities purchased on a when-issued or delayed delivery basis, and related options, and other strategic transactions.

d. No Portfolio will purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission ("SEC") and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

WITH RESPECT TO ING AMERICAN CENTURY SELECT, ING AMERICAN CENTURY SMALL CAP VALUE, ING FUNDAMENTAL RESEARCH, ING JPMORGAN FLEMING INTERNATIONAL, ING JPMORGAN MID CAP VALUE, ING OPCAP BALANCED VALUE, ING PIMCO TOTAL RETURN, ING T. ROWE PRICE GROWTH EQUITY, ING VAN KAMPEN COMSTOCK AND ING VAN KAMPEN EQUITY AND INCOME ONLY:

E. No Portfolio will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.

WITH RESPECT TO ING AMERICAN CENTURY LARGE COMPANY VALUE, ING BARON SMALL CAP GROWTH, ING OPCAP BALANCED VALUE, ING PIMCO TOTAL RETURN, ING SALOMON BROTHERS AGGRESSIVE GROWTH, ING SALOMON BROTHERS FUNDAMENTAL VALUE, ING SALOMON BROTHERS LARGE CAP GROWTH AND ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH ONLY:

F. No Portfolio will invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in securities of companies that invest in or sponsor those programs.

WITH RESPECT TO ING AMERICAN CENTURY SELECT, ING AMERICAN CENTURY SMALL CAP VALUE, ING FUNDAMENTAL RESEARCH, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING JPMORGAN MID CAP VALUE, ING OPCAP BALANCED VALUE, ING SALOMON BROTHERS LARGE CAP GROWTH, ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH AND ING VAN KAMPEN EQUITY AND INCOME ONLY:

G. No Portfolio will purchase portfolio securities while borrowings (excluding covered mortgage dollar rolls where applicable) in excess of 5% of its total assets are outstanding.

WITH RESPECT TO ING BARON SMALL CAP GROWTH, ING SALOMON BROTHERS LARGE CAP GROWTH AND ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH ONLY:

H. No Portfolio will write or sell puts, calls, straddles, spreads or combinations thereof, except that ING Salomon Brothers Large Cap Growth may buy and sell (write) options.

I. ING Salomon Brothers Large Cap Growth Portfolio and ING Baron Small Cap Growth Portfolios will invest no more than 5% and ING T. Rowe Price Diversified Mid Cap Growth Portfolio will invest no more than 10% of their respective net assets in warrants (valued at the lower of cost or market), of which not more than 2% of each Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by each Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

WITH RESPECT TO ING VAN KAMPEN EQUITY AND INCOME ONLY:

J. With respect to fundamental policy number 10 above, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

WITH RESPECT TO ING SALOMON BROTHERS LARGE CAP GROWTH ONLY:

K. The Portfolio will not make investments for the purpose of exercising control or management.

GENERAL. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio's policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

With respect to fundamental policy number 7, industry classifications of domestic issuers for all Portfolios, except for those listed below, are determined in accordance with the current Directory of Companies Filing Annual Reports with the SEC. Industry classifications of foreign issuers for the Portfolios are based on data provided by Bloomberg L.P. and other industry data sources. All industry classifications for ING American Century Small Cap Value, ING OpCap Balanced Value, ING MFS Capital Opportunities, ING Oppenheimer Global, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity and ING UBS U.S. Large Cap Equity have been selected by American Century Investment Management, Inc. ("American Century"), OpCap Advisors ("OpCap"), Massachusetts Financial Services Company ("MFS"), T. Rowe Price Associates ("T. Rowe Price"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and UBS Global Assets Management (US) Inc. ("UBS Global AM US"), respectively, the Sub-Advisers for those Portfolios. American Century, OpCap, MFS, T. Rowe Price and UBS Global AM believe the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. The industry classifications selected by American Century, OpCap, MFS, T. Rowe Price and UBS Global AM may be changed from time to time to reflect changes in the marketplace. For purposes of monitoring industry exposure, PIMCO uses Standard Industry Classification codes.

For purposes of applying ING PIMCO Total Return's investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued at market value. In the case of a credit default swap sold by the Portfolio (I.E., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

Unless otherwise noted, with respect to at least 75% of a Portfolio's assets (50% of assets for the ING JPMorgan MidCap and ING Salomon Brothers Fundamental Value Portfolios) a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the prospectus or this SAI that the sub-adviser reasonably believes is compatible with the investment objectives and policies of that Portfolio.

          DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND
                                    PRACTICES

INVESTMENT POLICIES AND PRACTICES OF SPECIFIC PORTFOLIOS

ING AMERICAN CENTURY LARGE COMPANY VALUE-- The Portfolio maintains a carefully selected portfolio of securities diversified among industries and companies. The Portfolio may invest up to 25% of its net assets in any one industry. The Portfolio generally purchases marketable securities, primarily those traded on the NYSE or other national securities exchanges, but also issues traded in the over-the-counter market. As a hedge against either a decline in the value of securities included in the Portfolio or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Portfolio may use all of the various investment strategies referred to under "Hybrid Investments." The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.


ING AMERICAN CENTURY SELECT- In general, with the restrictions outlined in this SAI and in the Prospectuses, the Sub-Adviser has broad powers to decide how to invest the Portfolio's assets, including the power to hold them uninvested. Investments are varied according to what is judged advantageous under the changing economic conditions. It is the Sub-Adviser's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described in this SAI. It is the Sub-Adviser's intention that the Portfolio generally will consist of equity and equity-related securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-Adviser may invest the assets of the Portfolio in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue the Portfolio's investment objective. Senior securities that are high-grade issues, in the opinion of the Sub-Adviser, also may be purchased for defensive purposes. So long as a sufficient number of acceptable securities are available, the Sub-Adviser intends to keep the Portfolio fully invested. However, should the Portfolio's investment methodology fail to identify sufficient acceptable securities, or for any reason including the desire to take a temporary defensive position, the Portfolio may invest up to 100% of its assets in U.S. government securities. The Sub-Adviser may use futures and options as a way to expose the Portfolio's cash assets to the market while maintaining liquidity.


ING AMERICAN CENTURY SMALL CAP VALUE-- In general, within the restrictions outlined in this SAI and in the Prospectuses, the Sub-Adviser has broad powers to decide how to invest the Portfolio's assets, including the power to hold them uninvested. Investments vary according to what is judged advantageous under changing economic conditions. It is the Sub-Adviser's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the Sub-Adviser's intention that the Portfolio generally will consist of equity stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-Adviser may invest the assets of the Portfolio in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue the Portfolio's investment objective. Senior securities that are high-grade issues, in the opinion of the Sub-Adviser, also may be purchased for defensive purposes. Income is a secondary objective of the Portfolio, as a result, a portion of the Portfolio may consist of debt securities. So long as the sufficient number of acceptable securities are available, the Sub-Adviser intends to keep the Portfolio fully invested. However, under exceptional conditions, the Portfolio may assume a defensive position, temporarily investing all or a substantial portion of their assets in cash or short-term securities. The Sub-Adviser may use futures and options as a way to expose the Portfolio's cash assets to the market while maintaining liquidity.


ING FUNDAMENTAL RESEARCH-- ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the Portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM will emphasize stocks of larger companies (although it may also invest in mid-sized companies). ING IM utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.


ING GOLDMAN SACHS(R) CAPITAL GROWTH-- The Portfolio is managed using a growth equity oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. Goldman Sachs Asset Management, L.P. ("GSAM") will select securities of growth companies trading, in GSAM's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. ING Goldman Sachs(R) Capital Growth will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, GSAM ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.


ING OPCAP BALANCED VALUE-- In selecting equity investments for the Portfolio, the Sub-Adviser currently uses a value investing style. In using a value approach, the Sub-Adviser seeks stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Portfolio will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock. Using value investing requires research as to the issuer's underlying financial condition and prospects. While there are a variety of measures that can be used to identify these securities, the Sub-Adviser looks primarily at the issuer's price/earnings ratio, which is the stock's price divided by its earnings per share. While there are a variety of measures that can be used to identify these securities, the Sub-Adviser looks primarily at the issuer's price-to-normalized earnings ratio as well as the price-to-tangible book value and price-to-cash flow ratios. While there are a variety of measures that can be used to identify these securities, the Sub-Adviser looks primarily at the issuer's price-to-normalized earnings ratio as well as the price-to-tangible book value and price-to-cash flow ratios. Normalized earnings are OpCap's quantification of what a company would earn using OpCap's preferred accounting calculations and assuming a normal business environment.

ING OPPENHEIMER GLOBAL--Foreign equity securities exposure (including emerging markets) may be up to 100% of the Portfolio's assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. See "Foreign Equity Securities." The expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities because the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher. The Portfolio may invest up to 5% of its net assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds."

ING PIMCO TOTAL RETURN-- The Portfolio's objective is to seek a high level of current income consistent with a prudent level of risk. The Portfolio may invest in corporate bonds, including mortgage- and asset-backed securities, commercial paper, derivative instruments, structured notes, including hybrid or "indexed" securities, event-linked bonds, loan participations, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, municipal bonds, inflation-indexed bonds issued both by governments and corporations, U.S. government bonds, including those backed by mortgages and related repurchase agreements and zero coupon bonds.

ING SALOMON BROTHERS FUNDAMENTAL VALUE-- In seeking capital appreciation, the Portfolio may purchase securities of seasoned issuers, relatively smaller and new companies as well as in new issuers and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The Portfolio will not concentrate its investments in any particular industry.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Portfolio generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. Short-term investments also may include repurchase agreements with banks or brokers-dealers. When the Sub-Adviser deems it appropriate, for temporary defensive purposes, the Portfolio may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when the Sub-Adviser believes interest rates may decline. There is no limit on the amount of the Portfolio's assets that can be invested in convertible securities rated below investment grade.

As a hedge against either a decline in the value of the securities included in the Portfolio's securities, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Portfolio may use all of the investment strategies referred to under "Hybrid Instruments." The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The Portfolio is classified as a "non-diversified" fund under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Portfolio, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company. To the extent the Portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respects to its portfolio securities.

ING VAN KAMPEN EQUITY AND INCOME - Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days prior written notice of any changes in this non-fundamental investment policy. In addition, the Portfolio normally invests at least 65% of its total assets in income-producing equity securities. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

INVESTMENT POLICIES, PRACTICES AND VARIOUS SECURITIES IN GENERAL


U.S. GOVERNMENT SECURITIES-- Each Portfolio may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which a Portfolio may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Portfolios will invest in securities of U.S. government agencies or instrumentalities only if the Sub-Adviser is satisfied that the credit risk with respect to such instrumentality is minimal.


The Portfolios also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"), others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

CUSTODIAL RECEIPTS-- ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity and ING PIMCO Total Return may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts are known by various names, including "Treasury Receipts," Treasury Investors Growth Receipts ("TIGRs"), and "Certificates of Accrual on Treasury Receipts ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

BANK OBLIGATIONS-- Each Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

LOAN PARTICIPATIONS-- ING American Century Large Company Value, ING American Century Select, ING Fundamental Research, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING PIMCO

Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth and ING T. Rowe Price Growth Equity may invest in loan participations, subject to the Portfolios' limitation on investments in illiquid investments. ING Solomon Brothers Fundamental Value may invest up to 10% of the Portfolio's net assets in bank loans, including participations. A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of a Portfolio's net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to a Portfolio other than to pay such Portfolio the proportionate amount of the principal and interest payments it receives.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, a Portfolio could experience a reduction in its income. The value of that loan participation might also decline. If the issuing financial institution fails to perform its obligation under the participation agreement, the Portfolio might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (E.G., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Each Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolios' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of portfolios or assets by a Portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on PIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

"WHEN-ISSUED" SECURITIES-- Each Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, a Portfolio will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). ING Baron Small Cap Growth will limit its investment in when issued securities to 5% of the Portfolio's total assets.

SECURITIES LENDING-- Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

PREFERRED SECURITIES-- Each Portfolio may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. ING PIMCO Total Return will limit its investment in preferred securities to 5% of the Portfolio's total assets.

CONVERTIBLE SECURITIES-- Each Portfolio may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, each Sub-Adviser will give primary emphasis to the attractiveness of the underlying common stock. ING Van Kampen Comstock will limit its investment in convertible securities that are below investment grade quality to 5%.

Certain Portfolios may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

CORPORATE ASSET-BACKED SECURITIES-- ING American Century Large Company Value, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth and ING Salomon Brothers Fundamental Value may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

CORPORATE REORGANIZATIONS-- ING Baron Small Cap Growth, ING JPMorgan Mid Cap Value, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value and ING American Century Large Company Value may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superceded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

REPURCHASE AGREEMENTS-- Each of the Portfolios may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Sub-Adviser has determined to be of comparable creditworthiness. The securities that a Portfolio purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Portfolio will have the right to liquidate the securities. If, at the time a Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. The Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Portfolio only enters into repurchase agreements after its Sub-Adviser has determined that the seller is creditworthy, and the Sub-Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

REVERSE REPURCHASE AGREEMENTS--ING Baron Small Cap Growth, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING PIMCO Total Return, ING UBS U.S. Large Cap Equity and ING Van Kampen Equity and Income may borrow money bY entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.

MORTGAGE DOLLAR ROLL TRANSACTIONS-- ING Fundamental Research, ING Goldman Sachs(R) Core Equity, ING MFS Capital Opportunities, ING Oppenheimer Global, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth and ING Van Kampen Equity and Income may engage in mortgage dollar roll transactions. A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Portfolio sells a mortgage-related security, such as a security issued by

GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities.

SEGREGATED ACCOUNTS-- When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

FLOATING AND VARIABLE RATE INSTRUMENTS-- ING American Century Large Company Value, ING American Century Select, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING OpCap Balanced Value, ING Oppenheimer Global, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Large Cap Growth, ING
T. Rowe Price Diversified Mid Cap Growth and ING UBS U.S. Large Cap Equity may invest in floating rate and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Sub-Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, each Portfolio will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, a Portfolio might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

RESTRICTED SECURITIES-- Each Portfolio (except ING Goldman Sachs(R) Capital Growth) may invest in restricted securities governed by Rule 144A under the Securities Act of 1933 and other restricted securities. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Directors (or the fund 's adviser acting subject to the board 's supervision) determines that the securities are in fact liquid. The Board of Directors has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Directors' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.

REAL ESTATE INVESTMENT TRUSTS ("REITS")-- ING American Century Large Company Value, ING American Century Select, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING Oppenheimer Global, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING Van Kampen Comstock and ING Van Kampen Equity and Income may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986 (the "Code"). A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

UNSEASONED COMPANIES--ING American Century Select, ING American Century Small Cap Value, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Fleming International, ING JP Morgan Mid Cap Value, ING Oppenheimer Global, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Large Cap Growth and ING Van Kampen Equity and Income may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record. ING Fundamental Research will invest in such companies only when they have been included in the S&P 500 Index.


FOREIGN EQUITY SECURITIES-- Each Portfolio may invest in Foreign equity securities (and foreign currencies) as described in the Prospectus. With respect to ING Goldman Sachs(R) Core Equity, the equity securities of foreign issuers must be traded in the United States. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities. As a result of its investments in foreign securities, a Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where a Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Portfolio to risk of loss if exchange rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by a Portfolio from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. For each of ING American Century Large Company Value, ING American Century Select, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING Goldman Sachs(R) Capital Growth, ING MFS Capital Opportunities, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING Van Kampen Comstock and ING Van Kampen Equity and Income Portfolios, each Portfolio may invest up to 20%, 35%, 20%, 10%, 10%, 35%, 20%, 20%, 20%, 25%, 30%, 25% and 25%,
respectively, in foreign securities. ING JPMorgan Fleming International and ING Oppenheimer Global may invest up to 100% of their respective assets in foreign equity securities.

FOREIGN DEBT SECURITIES, BRADY BONDS-- ING American Century Large Company Value, ING Fundamental Research, ING JPMorgan Fleming International, ING MFS Capital Opportunities, ING Oppenheimer Global, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value and ING Van Kampen Equity and Income may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.


Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Portfolio's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES-- ING PIMCO Total Return may invest in principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER-- ING PIMCO Total Return may invest in performance indexed paper. Performance indexed paper ("PIPsSM") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

AMERICAN DEPOSITARY RECEIPTS-- Each Portfolio (except ING PIMCO Total Return) may invest in ADRs, which are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars and not treated as "foreign securities" for purposes of the limitations on such investments. ING Goldman Sachs(R) Core Equity may also invest in Global Depositary Receipts (GDRs).

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS")-- Each Portfolio (except ING Baron Small Cap Growth, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING Oppenheimer Global, ING Salomon Brothers Large Cap Growth and ING Van Kampen Comstock) may invest in PFICs. Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Portfolios are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Portfolio's assets may be invested in such securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES-- Each Portfolio (except ING OpCap Balanced Value) may invest in securities of other investment companies, subject to limitations under the 1940 Act. Among other things, these limitations currently restrict the Portfolios' aggregate investments in other investment companies to no more than 10% of a Portfolio's total assets. A Portfolio's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, the Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies. The Portfolios may invest in the shares of other investment companies when, in the judgment of the Sub-Advisers, the potential benefits of the investment outweigh the payment of any management fees and expenses.


EXCHANGE TRADED FUNDS ("ETFS")-- These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. ING American Century Large Company Value, ING American Century Select, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Fleming International, ING MFS Capital Opportunities, ING Oppenheimer Global, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING UBS U.S. Large Cap Equity, ING Van Kampen Comstock and ING Van Kampen Equity and Income may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.


INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS") - ING Salomon Brothers Large Cap Growth Portfolio and ING Van Kampen Equity and Income Portfolio are permitted to invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on The NASDAQ Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.


Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Portfolio's assets across a broad range of equity securities.

To the extent the Portfolio invests in securities of other investment companies, Portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, shareholders of the Portfolio may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Portfolio's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Portfolio.

WARRANTS-- Each Portfolio (except ING PIMCO Total Return) may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

ZERO COUPON, DEFERRED INTEREST AND PIK BONDS-- Fixed income securities that ING American Century Large Company Value, ING Baron Small Cap Growth, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING OpCap Balanced Value, ING Oppenheimer Global, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, and ING Van Kampen Equity and Income may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

SHORT-TERM CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER-- Certain of the Portfolios, including ING American Century Select, ING Fundamental Research, ING Salomon Brothers Large Cap Growth,

ING T. Rowe Price Diversified Mid Cap Growth and ING Van Kampen Equity and Income may invest in short-term corporate debt securities and commercial paper. Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates. Commercial Paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

COLLATERALIZED DEBT OBLIGATIONS-- Certain of the Portfolios, including ING PIMCO Total Return may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund's prospectus (E.G., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

RISK OF INVESTING IN LOWER RATED FIXED-INCOME SECURITIES-- Certain of the Portfolios, as set forth below, may invest in lower rated fixed-income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA, Investors Service ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

A Portfolio may also invest in high-yield, below investment grade fixed-income securities, which are rated Ba or lower by Moody's or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality. No minimum rating standard is required by the Portfolios. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. High-yield, below investment grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Sub-Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see the attached Appendix A.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, a Portfolio may receive a capital loss on its investment if the security was purchased at a premium and a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Portfolio.

While a Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolios' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality. To the extent a Portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above. For each of ING American Century Large Company Value, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING MFS Capital Opportunities, ING OpCap Balanced Value, ING Oppenheimer Global, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value and ING Van Kampen Equity and Income, the Portfolios may invest up to 20%, 5%, 35%, 10%, 25%, 15%, 10%, 20%, and 5%, respectively, in lower rated fixed-income securities.

SHORT SALES AGAINST THE BOX-- Each Portfolio (except ING Goldman Sachs(R) Core Equity, ING OpCap Balanced Value and ING Van Kampen Comstock) may make short sales "against the box," i.e., when a security identical to one owned by these Portfolios is borrowed and sold short. If a Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

MORTGAGE-RELATED SECURITIES--ING American Century Large Company Value, ING Baron Small Cap Growth, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Large Cap Growth and ING Van Kampen Equity and Income may invest in mortgage-related securities. ING Baron Small Cap Growth and ING Fundamental Research will each limit its investment in mortgage-related securities to 5% of the Portfolio's total assets. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.


AGENCY-MORTGAGE-RELATED SECURITIES: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.


FANNIE MAE SECURITIES: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Portfolios to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolios may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Portfolios. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Portfolios consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of each Portfolio's investment policies.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Portfolios limit their investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.


The Portfolios may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Portfolios will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.


Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

ADDITIONAL RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

STRIPPED MORTGAGE-BACKED SECURITIES-- ING OpCap Balanced Value and ING PIMCO Total Return may invest in stripped mortgage-backed securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

HYBRID INSTRUMENTS-- ING American Century Large Company Value, ING American Century Select, ING American Century Small Cap Value, ING Fundamental Research, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value, ING T. Rowe Price Growth Equity, ING T. Rowe Price Diversified Mid Cap Growth and ING Van Kampen Equity and Income may invest in hybrid instruments. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Portfolio's investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


SWAPS, CAPS, FLOORS AND COLLARS-- Among the transactions into which ING American Century Large Company Value, ING Baron Small Cap Growth, ING JPMorgan Fleming International, ING Oppenheimer Global, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Van Kampen Comstock and ING Van Kampen Equity and Income may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio may also enter into options on swap agreements ("swap options"). The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-Adviser and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Certain of the Portfolios may also enter into options on swap agreements ("swap options"). A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Whether a Portfolio's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit a

Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

EURODOLLAR INSTRUMENTS-- ING JPMorgan Fleming International, ING MFS Capital Opportunities, ING PIMCO Total Return and ING Salomon Brothers Aggressive Growth may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

MUNICIPAL BONDS-- ING PIMCO Total Return may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The Portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolio also may purchase Municipal Bonds due to changes in the Sub-Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolio's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolio's Municipal Bonds in the same manner.

INFLATION-INDEXED BONDS-- ING PIMCO Total Return may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS-- ING PIMCO Total Return may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

OPTIONS ON SECURITIES-- Each Portfolio (except ING Baron Small Cap Growth) may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. ING MFS Capital Opportunities may only sell calls on securities if such calls are "covered," as explained below. A Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

A Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Portfolio wants to purchase at a later date. A Portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by a Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if a Portfolio holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). If a put option is sold by a Portfolio, the Portfolio will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmark on its records), or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Portfolio maintains in a segregated account with the custodian (or earmarks on its records), liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit a Portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit a Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Portfolio, provided that another option on such security is not sold.

A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

A Portfolio may sell options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then sell a call option against that security. The exercise price of the call a Portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

A Portfolio may also sell combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By entering into a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Portfolio may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

In certain instances, a Portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call"), or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES-- Each Portfolio (except ING Baron Small Cap Growth and ING OpCap Balanced Value) may purchase and sell call and put options on stock indices. A Portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the Portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although a Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Portfolio's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

A Portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Sub-Adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its Portfolio. When a Portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Portfolio will receive a premium from selling a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Portfolio has sold a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By selling a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, selling covered put options on indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Portfolio may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

The purchase of call options on stock indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio (except ING Baron Small Cap Growth) may engage in the following types of transactions:

FUTURES CONTRACTS-- Each Portfolio may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. ING Goldman Sachs(R) Core Equity may enter into futures transactions only with respect to the S&P 500 Index. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield ("speculation").

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, a Portfolio may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

OPTIONS ON FUTURES CONTRACTS-- Each Portfolio may purchase and sell options to buy or sell futures contracts in which they may invest ("options on futures contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a Portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on futures contracts that are sold or purchased by a Portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A Portfolio may sell call options on futures contracts only if it also (a) purchases the underlying futures contract, (b) owns the instrument, or instruments included in the index, underlying the futures contract, or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held (i) is equal to or less than the exercise price of the call sold or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on futures contracts only if it also
(A) sells the underlying futures contract, (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract, or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by a Portfolio, the Portfolio will be required to sell the underlying futures contract which, if the Portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by the Portfolio is exercised, the Portfolio will be required to purchase the underlying futures contract which, if the Portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has sold is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY-- Each Portfolio (except ING JPMorgan Mid Cap Value) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Portfolio intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Portfolio seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Portfolio may enter into forward contracts for "cross hedging" purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. The Portfolios may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

A Portfolio will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, a Portfolio may purchase a given foreign currency through a forward contract if, in the judgment of the Sub-Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a forward contract if the Sub-Adviser believes that its value will decline relative to the dollar.

A Portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth above may be restricted.

A Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

OPTIONS ON FOREIGN CURRENCIES-- Each Portfolio (except ING JPMorgan Mid Cap Value) may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may sell options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options sold by the Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, the Portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The Portfolios may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A PORTFOLIO'S SECURITIES-- A Portfolio's abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's securities. In the case of futures and options based on an index, the Portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a Portfolio's holdings. When a Portfolio sells an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, the Portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Portfolio's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a Portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A Portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.


RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET-- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN-- Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Portfolio or decreases in the prices of securities or other assets the Portfolio intends to acquire. Where a Portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

TRADING AND POSITION LIMITS-- The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-Advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Portfolios.

RISKS OF OPTIONS ON FUTURES CONTRACTS-- The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES--Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions.

Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over the counter contracts, and the Portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

Options on securities, options on stock indexes, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS-- Each Portfolio will engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.


The staff of the SEC has taken the position that over the counter options and assets used to cover sold over the counter options are illiquid and, therefore, together with other illiquid securities held by a Portfolio, cannot exceed 15% of a Portfolio's assets (the "SEC illiquidity ceiling"). Although the Sub-Advisers may disagree with this position, each Sub-Adviser intends to limit the Portfolios' selling of over the counter options in accordance with the following procedure. Except as provided below, ING MFS Capital Opportunities intends to sell over the counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts a Portfolio has in place with such primary dealers provide that the Portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Portfolio may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may each Portfolio's investment objective.

TEMPORARY DEFENSIVE POSITIONS-- During periods of unusual market conditions when a Sub-Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a Portfolio may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. ING Van Kampen Equity and Income also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan Fleming International may, for temporary defensive purposes, engage in strategic transactions, which may include the use of derivatives.

ING T. Rowe Price Diversified Mid Cap Growth may invest up to 20% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalizations outside the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. ING Salomon Brothers Large Cap Growth may invest up to 20% of its net assets in money market instruments, repurchase agreements and/or cash in excess of that amount (up to 100% of its assets) during temporary defensive periods.

PORTFOLIO TURNOVER-- Each Portfolio may sell a portfolio investment soon after its acquisition if the sub-adviser believes that such a disposition is consistent with the Portfolio's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Portfolio's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             MANAGEMENT OF THE FUND

Directors

The investments and administration of the Fund are under the direction of the Fund's Board of Directors ("Board"). Set forth in the table below is information about each Director of the Fund.


                                                                                                NUMBER OF
                                                                                              FUNDS IN FUND
                               POSITION(S)                                                       COMPLEX
                                HELD WITH     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S) -  OVERSEEN BY  OTHER DIRECTORSHIPS HELD
     NAME, ADDRESS AND AGE        FUND     LENGTH OF TIME SERVED(1)  DURING THE PAST 5 YEARS    TRUSTEE(2)        BY DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors

JOHN V. BOYER                  Director    November 1997 - Present  Executive Director, The   153           None
7337 East Doubletree Ranch Rd.                                      Mark Twain House &
Scottsdale, Arizona 85258                                           Museum(4) (September 1989
Age: 51                                                             - Present).

J. MICHAEL EARLEY(3)           Director    January 2005 - Present   President and Chief       153           None
7337 East Doubletree Ranch Rd.                                      Executive Officer,
Scottsdale, Arizona 85258                                           Bankers Trust Company,
Age: 59                                                             N.A. (June 1992 -
                                                                    Present).

R. BARBARA GITENSTEIN(3)       Director    January 2005 - Present   President, College of New 153           New Jersey Resources
7337 East Doubletree Ranch Rd.                                      Jersey (January 1999 -                  (September 2003 -
Scottsdale, Arizona 85258                                           Present).                               Present).
Age: 57

PATRICK W. KENNY               Director    March 2002 - Present     President and Chief       153           Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.                                      Executive Officer                       (November 2003 -
Scottsdale, Arizona 85258                                           International Insurance                 Present).
Age: 62                                                             Society (June 2001 -
                                                                    Present).

WALTER H. MAY(3)               Director    January 2005 - Present   Retired.                  153           BestPrep Charity
7337 East Doubletree Ranch Rd.                                                                              (September 1991 -
Scottsdale, Arizona 85258                                                                                   Present).
Age: 67

                                                                                                NUMBER OF
                                                                                              FUNDS IN FUND
                               POSITION(S)                                                       COMPLEX
                                HELD WITH     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S) -  OVERSEEN BY  OTHER DIRECTORSHIPS HELD
     NAME, ADDRESS AND AGE        FUND     LENGTH OF TIME SERVED(1)  DURING THE PAST 5 YEARS    TRUSTEE(2)        BY DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON(3)                 Chairman    January 2005 - Present   Private Investor (June    153           JDA Software Group, Inc.
7337 East Doubletree Ranch Rd. and                                  1997 - Present).                        (January 1999 -
Scottsdale, Arizona 85258      Director                             Formerly, Director and                  Present); Swift
Age: 58                                                             Chief Executive Officer,                Transportation Co.
                                                                    Rainbow Multimedia Group,               (March 2004 - Present).
                                                                    Inc. (January 1999 -
                                                                    December 2001).

DAVID W.C. PUTNAM(3)           Director    January 2005 - Present   President and Director,   153           Progressive Capital
7337 East Doubletree Ranch Rd.                                      F.L. Putnam Securities                  Accumulation Trust
Scottsdale, Arizona 85258                                           Company, Inc. and its                   (August 1998 -
Age: 65                                                             affiliates; President,                  Present); Principled
                                                                    Secretary and Trustee,                  Equity Market Fund
                                                                    The Principled Equity                   (November 1996 -
                                                                    Market Fund. Formerly,                  Present); Mercy
                                                                    Trustee, Trust Realty                   Endowment Foundation
                                                                    Corp.; Anchor Investment                (1995 - Present);
                                                                    Trust; Bow Ridge Mining                 Director, F.L. Putnam
                                                                    Company.                                Investment Management
                                                                                                            Company (December 2001
                                                                                                            - present); Asian
                                                                                                            American Bank and Trust
                                                                                                            Company (June 1992 -
                                                                                                            Present); and Notre
                                                                                                            Dame Health Care Center
                                                                                                            (1991 - Present); F.L.
                                                                                                            Putnam Securities
                                                                                                            Company, Inc. (June
                                                                                                            1998 - Present); and an
                                                                                                            Honorary Trustee, Mercy
                                                                                                            Hospital (1973 -
                                                                                                            Present).

ROGER B. VINCENT(3)            Director    January 2005 - Present   President, Springwell     153           Director, AmeriGas
7337 East Doubletree Ranch Rd.                                      Corporation (1989 -                     Propane, Inc. (1998 -
Scottsdale, Arizona 85258                                           Present).                               present).
Age: 59

RICHARD A. WEDEMEYER(3)        Director    January 2005 - Present   Retired. Formerly, Vice   153           Director of Touchstone
7337 East Doubletree Ranch Rd.                                      President - Finance and                 Consulting Group; Jim
Scottsdale, Arizona 85258                                           Administration, Channel                 Henson Legacy (1994 -
Age: 69                                                             Corporation (June 1996 -                Present).
                                                                    April 2002). Trustee,
                                                                    First Choice Funds (1997
                                                                    - 2001); and of each of
                                                                    the funds managed by ING
                                                                    Investment Management Co.
                                                                    LLC (1998 - 2001).

Directors who are "Interested Persons"

THOMAS J. MCINERNEY(3) (5) (6) Director    January 2005 - Present   Chief Executive Officer,  200           Trustee, Equitable Life
7337 East Doubletree Ranch Rd.                                      ING U.S. Financial                      Insurance Co., Golden
Scottsdale, Arizona 85258                                           Services (September 2001                American Life Insurance
Age: 48                                                             - Present); Member, ING                 Co., Life Insurance
                                                                    Americas Executive                      Company of Georgia,
                                                                    Committee (2001 -                       Midwestern United Life
                                                                    Present); President,                    Insurance Co.,
                                                                    Chief Executive Officer                 ReliaStar Life
                                                                    and Director of Northern                Insurance Co., Security
                                                                    Life Insurance Company                  Life of Denver,
                                                                    (March 2001 - October                   Security Connecticut
                                                                    2002), ING Aeltus Holding               Life
                                                                    Company, Inc. (2000 -
                                                                    Present), ING Retail
                                                                    Holding Company (1998 -
                                                                    Present), and ING

                                                                                                NUMBER OF
                                                                                              FUNDS IN FUND
                               POSITION(S)                                                       COMPLEX
                                HELD WITH     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S) -  OVERSEEN BY  OTHER DIRECTORSHIPS HELD
     NAME, ADDRESS AND AGE        FUND     LENGTH OF TIME SERVED(1)  DURING THE PAST 5 YEARS    TRUSTEE(2)        BY DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Retirement Holdings, Inc.               Insurance Co.,
                                                                    (1997 - Present).                       Southland Life
                                                                    Formerly, President, ING                Insurance Co., USG
                                                                    Life Insurance & Annuity                Annuity and Life
                                                                    Company (September 1997 -               Company, and United
                                                                    November 2002), General                 Life and Annuity
                                                                    Manager and Chief                       Insurance Co. Inc;
                                                                    Executive Officer, ING                  Director, Ameribest
                                                                    Worksite Division                       Life Insurance Co.;
                                                                    (December 2000 - October                Director, First
                                                                    2001).                                  Columbine Life
                                                                                                            Insurance Co.; and
                                                                                                            Metro Atlanta Chamber
                                                                                                            of Commerce.

JOHN G. TURNER(3) (5)          Director    January 2005 - Present   Chairman, Hillcrest       153           Director, Hormel Foods
7337 East Doubletree Ranch Rd.                                      Capital Partners (May                   Corporation; Shopko
Scottsdale, Arizona 85258                                           2002-Present); Mr. Turner               Stores, Inc.; M.A.
Age: 65                                                             was formerly Vice                       Mortenson Company
                                                                    Chairman of ING Americas                (March 2002 - Present);
                                                                    (2000 - 2002); Chairman                 and Conseco, Inc.
                                                                    and Chief Executive                     (September 2003 -
                                                                    Officer of ReliaStar                    Present).
                                                                    Financial Corp. and
                                                                    ReliaStar Life Insurance
                                                                    Company (1993 - 2000);
                                                                    Chairman of ReliaStar
                                                                    Life Insurance Company of
                                                                    New York (1995 - 2001);
                                                                    Chairman of Northern Life
                                                                    Insurance Company (1992 -
                                                                    2001); Chairman and
                                                                    Trustee of the Northstar
                                                                    affiliated investment
                                                                    companies (1993 - 2001).



(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Fund, as defined in the 1940 Act, ("Independent Directors"), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
(2) For the purposes of this table, "Fund Complex" means the following investment companies: The Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend & Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING
     Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust;
     ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust and USLICO Series Fund.
(3) Commenced service as a Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds.
(4) Shaun Mathews, Senior Vice President of ILIAC has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002.
     ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.
(5) Messrs. McInerney and Turner are deemed to be "interested persons," as defined by the Investment Company Act of 1940, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ILIAC and the Distributor, ING Financial Advisers, LLC.
(6) Mr. McInerney is also a director of the following investment companies; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc., therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

OFFICERS


                                                            TERM OF OFFICE AND LENGTH OF         PRINCIPAL OCCUPATION(S) -
     NAME, ADDRESS AND AGE      POSITION(S) HELD WITH FUND         TIME SERVED(1)                 DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
James M. Hennessy              President                    May 2003 - Present           President and Chief Executive Officer,
7337 East Doubletree Ranch Rd.                                                           ING Investments, LLC(2) (December 2000 -
Scottsdale, Arizona 85258                                                                Present). Formerly, Senior Executive Vice
Age: 54                                                                                  President and Chief Operating Officer,
                                                                                         ING Investments, LLC(2) (April 1995 -
                                                                                         December 2000); and Executive Vice
                                                                                         President, ING Investments, LLC(2) (May
                                                                                         1998 - June 2000).

Michael J. Roland               Executive Vice President    January 2005 - Present        Executive Vice President (December 2001
7337 East Doubletree Ranch Rd.                                                            - Present) and Chief Compliance Officer
Scottsdale, Arizona 85258                                                                 (October 2004 - Present) ING Investments,
Age: 44                                                                                   LLC(2). Formerly, Chief Financial Officer
                                                                                          and Treasurer, ING Investments, LLC(2)
                                                                                          (December 2001 - March 2005); Senior Vice
                                                                                          President, ING Investments, LLC(2) (June
                                                                                          1998 - December 2001).

Stanley D. Vyner               Executive Vice President     January 2005 - Present       Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                           Investments, LLC(2) (July 2000 - Present)
Scottsdale, Arizona 85258                                                                and Chief Investment Risk Officer
Age: 54                                                                                  (January 2003 - Present). Formerly, Chief
                                                                                         Investment Officer of the International
                                                                                         Portfolios, ING Investments, LLC(2)
                                                                                         (August 2000 - January 2003); and Chief
                                                                                         Executive Officer, ING Investments,
                                                                                         LLC(2) (August 1996 - August 2000).

Joseph M. O'Donnell            Chief Compliance Officer     January 2005 - Present       Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                           (November 2004 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                                President, Chief Legal Counsel, Chief
Age: 50                                                                                  Compliance Officer and Secretary of Atlas
                                                                                         Securities, Inc., Atlas Advisers, Inc.
                                                                                         and Atlas Funds (October 2001 - October
                                                                                         2004); and Chief Operating Officer and
                                                                                         General Counsel of Matthews International
                                                                                         Capital Management LLC and Vice President
                                                                                         and Secretary of Matthews International
                                                                                         Funds (August 1999 - May 2001).

Kimberly A. Anderson           Senior Vice President        January 2005 - Present       Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                           LLC(2) (October 2003 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Vice President and Assistant
Age:  40                                                                                 Secretary, ING Investments, LLC(2)
                                                                                         (October 2001 - October 2003); and
                                                                                         Assistant Vice President, ING Funds
                                                                                         Services, LLC(3) (November 1999 - January
                                                                                         2001).

Robert S. Naka                 Senior Vice President        January 2005 - Present       Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.                                                           Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                (October 2001 - Present). Formerly,
Age:  41                                                                                 Senior Vice President, ING Funds
                                                                                         Services, LLC(3) (August 1999 - October
                                                                                         2001).

Robyn L. Ichilov               Vice President and Treasurer January 2005 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                           LLC(3) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                Investments, LLC(2) (August 1997 -
Age:  37                                                                                 Present).

Maria M. Anderson              Vice President               January 2005 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                           LLC(3) (September 2004 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Assistant Vice President, ING
Age: 45                                                                                  Funds Services, LLC(3) (October 2001 -
                                                                                         September 2004); and Manager of Fund
                                                                                         Accounting and Fund Compliance, ING
                                                                                         Investments, LLC(2) (September 1999 -
                                                                                         October 2001).

Lauren D. Bensinger            Vice President               January 2005 - Present       Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                           Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                                (July 1995 - Present); and Vice
Age:  50                                                                                 President, ING Investments, LLC(2)
                                                                                         (February 1996 - Present). Formerly,
                                                                                         Chief Compliance Officer, ING
                                                                                         Investments, LLC(2) (October 2001 -
                                                                                         October 2004).

                                                            TERM OF OFFICE AND LENGTH OF         PRINCIPAL OCCUPATION(S) -
     NAME, ADDRESS AND AGE      POSITION(S) HELD WITH FUND         TIME SERVED(1)                 DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Todd Modic                      Senior Vice President       March 2005 - Present          Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.  Chief/Principal Financial                                 Services(3) (April 2005 - Present).
Scottsdale, Arizona 85258       Officer & Assistant                                       Formerly, Vice President ING Funds
Age: 35                         Secretary                                                 Services, LLC(3) (September 2002 -
                                                                                          March 2005); Director of Financial
                                                                                          Reporting, ING Investments, LLC(2)
                                                                                          (March 2001 - September 2002); Director
                                                                                          of Financial Reporting, Axient
                                                                                          Communications, Inc. (May 2000 - January
                                                                                          2001); and Director of Finance,
                                                                                          Rural/Metro Corporation (March 1995 -
                                                                                          May 2000).

Laurie M. Tillinghast          Vice President               May 2003 - Present           Vice President, ING Life Insurance and
7337 East Doubletree Ranch Rd.                                                           Annuity Company, (December 2000 -
Scottsdale, Arizona 85258                                                                Present); Formerly, Vice President, Aetna
Age: 51                                                                                  Retirement Services, Fund Strategy and
                                                                                         Management, (December 1995 - December
                                                                                         2000); and, Director and President, ING
                                                                                         Partners, Inc. (November 1997 - May
                                                                                         2003).

Mary Gaston                     Vice President              March 2005 - Present          Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(3) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Assistant Vice President, Financial
Age: 39                                                                                   Reporting, ING Investments, LLC(2)
                                                                                          (April 2004 - April 2005): Manager,
                                                                                          Financial Reporting, ING Investments,
                                                                                          LLC(2) (August 2002 - April 2004); and
                                                                                          Controller, Z Seven Fund, Inc. and
                                                                                          Ziskin Asset Management, Inc. (January
                                                                                          2000 - March 2002).

Susan P. Kinens                Assistant Vice President     January 2005 - Present       Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                           Services, LLC(3) (December 2002 -
Scottsdale, Arizona 85258                                                                Present); and has held various other
Age: 28                                                                                  positions with ING Funds Services, LLC(3)
                                                                                         for more than the last five years.

Kimberly K. Palmer             Assistant Vice President     January 2005 - Present       Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                           Services, LLC(3) (August 2004 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Manager, Registration
Age: 47                                                                                  Statements, ING Funds Services, LLC(3)
                                                                                         (May 2003 - August 2004); Associate
                                                                                         Partner, AMVESCAP PLC (October 2000 - May
                                                                                         2003); and Director of Federal Filings
                                                                                         and Blue Sky Filings, INVESCO Funds
                                                                                         Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr.           Secretary                    August 2004 - Present        Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                           Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Counsel, ING Americas, U.S.
Age: 41                                                                                  Legal Services (November 2002 - September
                                                                                         2003); and Associate General Counsel of
                                                                                         AIG American General (January 1999 -
                                                                                         November 2002).

Theresa K. Kelety              Assistant Secretary          August 2004 - Present        Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                           Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Senior Associate with Shearman
Age: 41                                                                                  & Sterling (February 2000 - April 2003);
                                                                                         and Associate with Sutherland Asbill &
                                                                                         Brennan (1996 - February 2000).

Robin R. Nesbitt               Assistant Secretary          August 2004 - Present        Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                           Services, LLC (3) (August 2003 -
Scottsdale, Arizona 85258                                                                Present). Formerly, Senior Legal Analyst,
Age:  31                                                                                 ING Funds Services, LLC (3) (August 2002
                                                                                         - August 2003); Associate,
                                                                                         PricewaterhouseCoopers (January 2001 -
                                                                                         August 2001); and Paralegal, McManis,
                                                                                         Faulkner & Morgan (May 2000 - December
                                                                                         2000).


(1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD


The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Portfolios' activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance.


FREQUENCY OF BOARD MEETINGS


The Board currently conducts regular meetings five (5) times a year. The Audit, Valuation and Proxy Voting and Investment Review Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each committee listed below operates pursuant to a Charter approved by the Board.


COMMITTEES



Prior to January 1, 2005, the Board consisted of the following three members; John Boyer, Richard Johnson and Patrick Kenny. The meetings reported as of December 31, 2004 were attended by the above stated individuals, instead of the current committee members listed below.

An Executive Committee of the Board was formed on January 1, 2005 in order to act on behalf of the full Board between meetings when necessary. The Committee currently consists of two (2) Independent Directors and two (2) Directors who are "interested persons," as defined in the 1940 Act of the Fund. The following Directors serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Patton serves as Chairman of the Committee.

The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent
Directors: Messrs. Earley, Kenny, Vincent, and Putnam. Mr. Earley serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2004.

The Board has a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available and overseeing management's administration of proxy voting. The Committee currently consists of five Independent Directors: Messrs. May, Boyer, Patton, and Wedemeyer and Dr. Gitenstein. Mr. May serves as Chairman of the Committee. The Valuation and Proxy Voting Committee held four (4) meetings during the fiscal year ended December 31, 2004.

The Board has established a Nominating and Governance Committee (formerly the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder services meeting to elect directors, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent
Directors: Messrs. May, Kenny and Wedemeyer and Dr. Gitenstein. Dr. Gitenstein serves as Chairman of the Committee. The Nominating and Governance Committee held two (2) meetings during the fiscal year ended December 31, 2004 as the Nominating Committee.

The Board has established Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee for the domestic equity funds currently consists of four (4) Independent Directors and one Director who is an "interested person," as defined in the 1940 Act of the Fund: Messrs. Kenny, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairman of the domestic equity funds Investment Review Committee. The Investment Review Committee for the domestic equity funds held four (4) meetings during the fiscal year ended December 31, 2004. The Investment Review Committee for the international and fixed income funds currently consists of five Independent Directors and one Director who is an "interested person" as defined in the 1940 Act of the Fund: Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairman of the international and fixed income funds Investment Review Committee. The Investment Review Committee for the international and fixed income funds held four (4) meetings during the fiscal year ended December 31, 2004.

The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of three (3) Independent Directors: Messrs. Boyer, Earley and Patton. Mr. Boyer serves as Chairman of the Committee. The Compliance Committee held one
(1) meeting during the fiscal year ended December 31, 2004.

The Board established a Contracts Committee in the fourth quarter of 2004. The Contracts Committee's primary function is to review all investment advisory, sub-advisory and all annually renewable agreements as well as make recommendations to the Board regarding the continuation of existing contractual relationships. The Contracts Committee is also responsible for recommending new contracts when additional funds are established or there is a change in an advisory relationship. The Contracts Committee currently consists of five (5) Independent Directors: Messrs. Boyer, May, Patton, Vincent and Wedemeyer. Mr. Vincent serves as Chairman of the Committee. The Contracts Committee held one
(1) meeting during the fiscal year ended December 31, 2004.


                            COMPENSATION OF DIRECTORS


Each Portfolio pays each Director who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, Vincent, May, Boyer and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $15,000, $10,000, $10,000 and $2,500 (1), respectively);
(ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and

(v) out-of-pocket expenses. The PRO RATA share paid by the Fund is based on each Portfolio's average net assets as a percentage of the average net assets of all the portfolios/funds managed by the investment adviser or its affiliates, Directed Services, Inc. and ING Investments, LLC, for which the Directors serve in common as Trustees/Directors.

The following table sets forth information provided by the Fund's investment adviser regarding compensation of Directors by each Portfolio and other portfolios managed by ILIAC and its affiliates for the fiscal year ended December 31, 2004. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from a Portfolio or any other portfolios managed by the investment adviser.


(1) The Chairperson for the Nominating Committee is paid on a quarterly basis and only if the Nominating Committee has been active. The compensation per quarter to the Chairperson is $625, which if the Nominating Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.

                               COMPENSATION TABLE

The following table describes the compensation received by the Directors of the Fund for the calendar year ended December 31, 2004.


                       AMERICAN
                       CENTURY                                                      GOLDMAN
                        LARGE    AMERICAN    AMERICAN                               SACHS(R)    GOLDMAN       JPMORGAN
   NAME OF PERSON,     COMPANY    CENTURY  CENTURY SMALL  BARON SMALL  FUNDAMENTAL  CAPITAL  SACHS(R) CORE     FLEMING
       POSITION         VALUE     SELECT     CAP VALUE    CAP GROWTH    RESEARCH    GROWTH      EQUITY      INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------
John V. Boyer          $  1,830  $  1,244  $         960  $     2,119  $     1,100  $ 2,290  $       2,408  $       9,344
Director

Paul S. Doherty(1)     $  2,100  $  1,420  $       1,080  $     2,380  $     1,260  $ 2,620  $       2,760  $      10,690
Director

Patrick W. Kenny       $  1,498  $  1,027  $         769  $     1,704  $       900  $ 1,882  $       1,973  $       7,637
Director

Walter H. May(3)       $  2,580  $  1,750  $       1,320  $     2,930  $     1,540  $ 3,210  $       3,380  $      13,110
Director

Thomas J
McInerney(3)(4)             N/A       N/A            N/A          N/A          N/A      N/A            N/A            N/A
Director

Jock Patton(3)         $  2,500  $  1,690  $       1,280  $     2,840  $     1,500  $ 3,110  $       3,280  $      12,710
Director

David W.C. Putnam(3)   $  2,000  $  1,360  $       1,030  $     2,270  $     1,200  $ 2,500  $       2,630  $      10,190
Director

Blaine E. Rieke(1)     $  2,020  $  1,370  $       1,040  $     2,300  $     1,210  $ 2,520  $       2,650  $      10,290
Director

John G. Turner(3)(4)        N/A       N/A            N/A          N/A          N/A      N/A            N/A            N/A
Director

Richard A              $  2,180  $  1,480  $       1,120  $     2,480  $     1,300  $ 2,720  $       2,860  $      11,100
Wedemeyer(3)
Director

Barbara Gitenstein(3)  $  2,060  $  1,400  $       1,060  $     2,340  $     1,230  $ 2,570  $       2,700  $      10,490
Director

J. Michael Earley(3)   $  1,800  $  1,220  $         930  $     2,050  $     1,080  $ 2,250  $       2,370  $       9,180
Director

Roger Vincent(3)       $  2,180  $  1,480  $       1,120  $     2,480  $     1,300  $ 2,720  $       2,860  $      11,100
Director

                                                                                                      SALOMON
                           JPMORGAN                  OPCAP                 OPPENHEIMER                BROTHERS
     NAME OF PERSON,       MID CAP    MFS CAPITAL   BALANCED  OPPENHEIMER   STRATEGIC   PIMCO TOTAL  AGGRESSIVE   SALOMON BROTHERS
         POSITION           VALUE    OPPORTUNITIES   VALUE      GLOBAL        INCOME       RETURN      GROWTH    FUNDAMENTAL VALUE
----------------------------------------------------------------------------------------------------------------------------------
John V. Boyer              $  1,336  $       5,918  $  3,821  $       407  $     2,120  $     3,143  $   16,864  $           1,586
Director

Paul S. Doherty(1)         $  1,501  $       6,770  $  4,370  $       470  $     2,430  $     3,580  $   19,300  $           1,810
Director

Patrick W. Kenny           $  1,071  $       4,864  $  3,122  $       332  $     1,730  $     2,553  $   13,787  $           1,297
Director

Walter H. May(2)           $  1,840  $       8,300  $  5,360  $       570  $     2,980  $     4,390  $   23,670  $           2,230
Director

Thomas J. McInerney(2)(3)       N/A            N/A       N/A          N/A          N/A          N/A         N/A                N/A
Director

Jock Patton(2)             $  1,780  $       8,050  $  5,200  $       550  $     2,880  $     4,250  $   22,940  $           2,160
Director

David W.C. Putnam(2)       $  1,430  $       6,450  $  4,170  $       440  $     2,310  $     3,410  $   18,390  $           1,730
Director

Blaine E. Rieke(1)         $  1,440  $       6,520  $  4,210  $       450  $     2,330  $     3,440  $   18,570  $           1,750
Director

John G. Turner(2)(3)            N/A            N/A       N/A          N/A          N/A          N/A         N/A                N/A
Director

Richard A. Wedemeyer(2)    $  1,560  $       7,030  $  4,540  $       480  $     2,520  $     3,710  $   20,030  $           1,880
Director

Barbara Gitenstein(2)      $  1,470  $       6,640  $  4,290  $       460  $     2,380  $     3,510  $   18,930  $           1,780
Director

J. Michael Earley(2)       $  1,290  $       5,810  $  3,750  $       400  $     2,080  $     3,070  $   16,570  $           1,560
Director

Roger Vincent(2)           $  1,560  $       7,030  $  4,540  $       480  $     2,520  $     3,710  $    2,030  $           1,880
Director


                                        T. ROWE
                            SALOMON      PRICE     T. ROWE
         NAME OF            BROTHERS  DIVERSIFIED   PRICE    UBS U. S.    VAN
         PERSON,           LARGE CAP    MID CAP     GROWTH   LARGE CAP   KAMPEN
         POSITION            GROWTH     GROWTH      EQUITY     EQUITY   COMSTOCK
--------------------------------------------------------------------------------
John V. Boyer              $   1,021  $     3,927  $ 20,711  $   6,417  $  5,630
Director

Paul S. Doherty(1)         $   1,170  $     4,490  $ 23,630  $   6,910  $  6,630
Director

Patrick W. Kenny           $     839  $     3,227  $ 16,858  $   5,274  $  4,562
Director

Walter H. May(2)           $   1,430  $     5,500  $ 28,980  $   8,480  $  8,130
Director

Thomas J. McInerney(2)(3)        N/A          N/A       N/A        N/A       N/A
Director

Jock Patton(2)             $   1,390  $     5,340  $ 28,090  $   8,220  $  7,880
Director

David W.C. Putnam(2)       $   1,110  $     4,280  $ 22,510  $   6,590  $  6,310
Director

Blaine E. Rieke(1)         $   1,120  $     4,320  $ 22,740  $   6,650  $  6,380
Director

John G. Turner(2)(3)             N/A          N/A       N/A        N/A       N/A
Director

Richard A. Wedemeyer(2)    $   1,210  $     4,660  $ 24,520  $   7,170  $  6,880
Director

Barbara Gitenstein(2)      $   1,150  $     4,400  $ 23,180  $   6,780  $  6,500
Director

J. Michael Earley(2)       $   1,000  $     3,850  $ 20,290  $   5,930  $  5,690
Director

Roger Vincent(2)           $   1,210  $     4,660  $ 24,520  $   7,170  $  6,880
Director

                                        PENSION OR
                                        RETIREMENT                    TOTAL COMPENSATION
                                         BENEFITS      ESTIMATED     FROM REGISTRANT AND
                           VAN KAMPEN   ACCRUED AS       ANNUAL              FUND
                           EQUITY AND  PART OF FUND  BENEFITS UPON     COMPLEX PAID TO
                             INCOME      EXPENSES    RETIREMENT (4)    DIRECTORS(5)(6)
----------------------------------------------------------------------------------------
John V. Boyer              $      548           N/A             N/A  $            92,625
Director

Paul S. Doherty(1)         $      630           N/A             N/A  $           106,000
Director

Patrick W. Kenny           $      448           N/A             N/A  $            75,625
Director

Walter H. May(2)           $      770           N/A             N/A  $           130,000
Director

Thomas J. McInerney(2)(3)         N/A           N/A             N/A                  N/A
Director

Jock Patton(2)             $      750           N/A             N/A  $           126,000
Director

David W.C. Putnam(2)       $      600           N/A             N/A  $           101,000
Director

Blaine E. Rieke(1)         $      600           N/A             N/A  $           102,000
Director

John G. Turner(2)(3)              N/A           N/A             N/A                  N/A
Director

Richard A. Wedemeyer(2)    $      650           N/A             N/A  $           110,000
Director

Barbara Gitenstein(2)      $      620           N/A             N/A  $           104,000
Director

J. Michael Earley(2)       $      540           N/A             N/A  $            91,000
Director

Roger Vincent(2)           $      650           N/A             N/A  $           110,000
Director

(1)  Retired as Director on December 31, 2004.
(2) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds, therefore compensation paid is estimated.
(3) "Interested Person" as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ILIAC and the Distributor, ING Financial Advisers, LLC. Officers and Directors who are interested persons do not receive any compensation from the Fund.
(4) The ING Funds have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service.
(5) Represents compensation from 142 funds (total in complex as of December 31, 2004).
(6) Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.

                          OWNERSHIP OF PORTFOLIO SHARES

The following table describes each Director's ownership of equity securities of a Portfolio of the Fund and the aggregate holdings of shares of equity securities of all Portfolios of the Fund for the calendar year ended December 31, 2004.


                                                                   AGGREGATE DOLLAR RANGE OF
                                DOLLAR RANGE OF EQUITY             EQUITY SECURITIES IN ALL
                                  SECURITIES IN EACH     REGISTERED INVESTMENT COMPANIES OVERSEEN BY
       NAME OF DIRECTOR          PORTFOLIO OF THE FUND    DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
John V. Boyer                            None                                None
Paul S. Doherty(1)                       None                            Over $100,000
J. Michael Earley(2)                     None                          $50,001 - 100,000
R. Barbara Gitenstein(2)                 None                          $50,001 - 100,000
Patrick W. Kenny                         None                                 None
Walter H. May(2)                         None                            Over $100,000
Jock Patton(2)                           None                           $10,001 - 50,000
David W. C. Putnam(2)                    None                            Over $100,000
Blaine E. Rieke(1)                       None                          $50,001 - 100,000
Roger B. Vincent(2)                      None                            Over $100,000
Richard A. Wedemeyer(2)                  None                          $50,001 - 100,000
DIRECTORS WHO ARE "INTERESTED
PERSONS"
Thomas J. McInerney(2)                   None                            Over $100,000
John G. Turner(2)                        None                            Over $100,000


  (1) Retired as Director on December 31, 2004.
  (2) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds.


                  INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Fund's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies) AS OF DECEMBER 31, 2004.



                             NAME OF OWNERS
                            AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
     NAME OF DIRECTOR          TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
--------------------------------------------------------------------------------------------------------------------
JOHN V. BOYER                      N/A               N/A                N/A                $ 0              N/A
PAUL S. DOHERTY (1)(2)             N/A               N/A                N/A                $ 0              N/A
J. MICHAEL EARLEY(2)               N/A               N/A                N/A                $ 0              N/A
R. BARBARA GITENSTEIN(2)           N/A               N/A                N/A                $ 0              N/A
PATRICK W. KENNY                   N/A               N/A                N/A                $ 0              N/A
WALTER H. MAY(2)                   N/A               N/A                N/A                $ 0              N/A
JOCK PATTON(2)                     N/A               N/A                N/A                $ 0              N/A
DAVID W. C. PUTNAM(2)              N/A               N/A                N/A                $ 0              N/A
BLAINE E. RIEKE (1)(2)             N/A               N/A                N/A                $ 0              N/A

ROGER B. VINCENT(2)                N/A               N/A                N/A                $ 0              N/A
RICHARD A. WEDEMEYER(2)            N/A               N/A                N/A                $ 0              N/A



(1)  Retired as Director on December 31, 2004.
(2) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, These Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds.

                                 CODE OF ETHICS

The Board of the Portfolios, ILIAC (as Adviser) and the Distributor (as principal underwriter) have adopted a Code of Ethics or written supervisory procedures (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The Codes allow trades to be made in securities that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


               DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its complete portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The complete portfolio holdings schedule is as of the preceding quarter-end (E.G., a Portfolio will post the quarter-ending June 30 holdings on August 1).

Each Portfolio also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual reports, or view on ING's website, the Portfolios' complete portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING's website, a Portfolio may provide its complete portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Specifically, a Portfolio's disclosure of its portfolio holdings may include disclosure:


     - To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;

     - To financial printers for the purpose of preparing Portfolio regulatory filings;
     -    For the purpose of due diligence regarding a merger or acquisition;
     - To a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;
     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's;

     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;
     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio; or
     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

     - To an affiliated insurance company OR AFFILIATED ENTITIES OF THE INSURANCE COMPANY WHO ASSIST THEM WITH THIS PROCESS, on a daily basis, for the purpose of TRADING TO HEDGE risks that are assumed pursuant to guarantees provided under variable annuity contracts and variable life insurance policies that are issued by such company.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information, other than the affiliated insurance company, which may effect trades in order to implement its hedging strategy.


The Fund's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' investment adviser, sub-adviser, principal underwriter or any affiliated person of a Portfolio, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Fund's Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the investment adviser, sub-adviser, principal underwriter and their affiliates. The Fund's Board has authorized the senior officers of the Portfolios' administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Fund's Board regarding the implementation of the Policies.

The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' full portfolio holdings:

                                                                        TIME LAG BETWEEN DATE OF
                                                                          INFORMATION AND DATE
PARTY                                   PURPOSE            FREQUENCY      INFORMATION RELEASED
------------------------------------------------------------------------------------------------
Institutional Shareholder    Proxy Voting & Class Action   Daily        None
Services, Inc.               Services

Charles River Development    Compliance                    Daily        None

All of the arrangements in the table above are subject to the Policies adopted by the Fund's Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Fund's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the investment adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies

                             PROXY VOTING PROCEDURES


The Board has adopted procedures to govern the voting of proxies relating to the Fund's portfolio securities. The procedures delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, policies and guidelines for voting on a variety of issues to be used with respect to the Fund. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedures of the Fund, including those of the Adviser, is attached hereto as Appendix B. Information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available no later than August 31, of each year, through the Fund's website at www.ingfunds.com or by accessing the SEC's website at http://www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


Shares of the Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and other investment companies. ING Life Insurance and Annuity Company, Reliastar Life Insurance and Annuity Company, Reliastar Life Insurance and Annuity Company of New York, ING USA Annuity and Life Insurance Company, ING Lifestyle Growth Portfolio and ING Partners, Inc. Seed Shares, may be deemed a control person of the Fund in that certain of their separate accounts hold more than 25% of the shares of each Portfolio of the Fund. Similarly, ING National Trust may be deemed a control person in that it holds more than 25% of the shares of certain Portfolios of the Fund as custodian for certain qualified retirement plans.

As of March 15, 2004, the following owned of record or, to the knowledge of the Fund, beneficially owned more than 5% or more of the outstanding shares of:



PORTFOLIO
CLASS OF
SHARES                                                    OWNER NAME AND ADDRESS
---------------------------------------------------------------------------------------------------------------------------
                                                                                         ING USA
                                                                                         ANNUITY
                                                                RELIASTAR                AND LIFE
                 SECURITY                           RELIASTAR      LIFE      ING LIFE   INSURANCE     ING      ING LIFESTYLE
                   LIFE      RELIASTA      ING        LIFE      INSURANCE   INSURANCE    COMPANY   NATIONAL     AGGRESSIVE
                INSURANCE   R LIFE INS  PARTNERS,   INSURANCE    COMPANY    & ANNUITY      1475     TRUST,        GROWTH
                OF DENVER   CO. OF NEW  INC. SEED   COMPANY,      OF NEW     COMPANY      DUNWOO      151        PORTFOLIO
                 RTE 5106    YORK 151   SHARES 151     151      YORK, 151      151        DY DR    FARMINGTON    7337 EAST
                PO BOX 20   FARMINGTON  FARMINGTON  FARMINGTON  FARMINGTON  FARMINGTON     WEST      AVENUE     DOUBLETREE
                 MINNEAP     AVENUE,      AVENUE,     AVENUE,    AVENUE,     AVENUE,     CHESTER     TN41,       RANCH RD.
                 OLIS MN    HARTFORD,   HARTFORD,   HARTFORD,   HARTFORD,   HARTFORD,   PA 19380-  HARTFORD,    SCOTTSDALE,
                55440-0020   CT 06156    CT 06156   CT 06156     CT 06156    CT 06156      1478    CT 06156      AZ 85258
----------------------------------------------------------------------------------------------------------------------------
ING
AMERICAN
CENTURY
LARGE
COMPANY
VALUE
     Initial                                                                   100%
     Service                                           76%         11%          11%
     Adviser                                                                    18%                   82%

ING
AMERICAN
CENTURY
SELECT                                                                         99%
     Initial                                           59%         17%         23%
     Service                                           58%          5%         11%                    25%
     Adviser

PORTFOLIO
CLASS OF
SHARES                    OWNER NAME AND ADDRESS
----------------------------------------------------------
                                   ING
                                LIFESTYLE
                ING LIFESTYLE    MODERATE    ING LIFESTYLE
                    GROWTH        GROWTH       MODERATE
                  PORTFOLIO     PORTFOLIO   PORTFOLIO 7337
                  7337 EAST     7337 EAST        EAST
                  DOUBLETREE    DOUBLETREE    DOUBLETREE
                  RANCH RD.     RANCH RD.      RANCH RD.
                 SCOTTSDALE,   SCOTTSDALE,  SCOTTSDALE, AZ
                   AZ 85258      AZ 85258        85258
----------------------------------------------------------
ING
AMERICAN
CENTURY
LARGE
COMPANY
VALUE
     Initial
     Service
     Adviser

ING
AMERICAN
CENTURY
SELECT
     Initial
     Service
     Adviser

PORTFOLIO
CLASS OF
SHARES                                                    OWNER NAME AND ADDRESS
---------------------------------------------------------------------------------------------------------------------------
                                                                                         ING USA
                                                                                         ANNUITY
                                                                RELIASTAR                AND LIFE
                 SECURITY                           RELIASTAR      LIFE      ING LIFE   INSURANCE     ING      ING LIFESTYLE
                   LIFE      RELIASTA      ING        LIFE      INSURANCE   INSURANCE    COMPANY   NATIONAL     AGGRESSIVE
                INSURANCE   R LIFE INS  PARTNERS,   INSURANCE    COMPANY    & ANNUITY      1475     TRUST,        GROWTH
                OF DENVER   CO. OF NEW  INC. SEED   COMPANY,      OF NEW     COMPANY      DUNWOO      151        PORTFOLIO
                 RTE 5106    YORK 151   SHARES 151     151      YORK, 151      151        DY DR    FARMINGTON    7337 EAST
                PO BOX 20   FARMINGTON  FARMINGTON  FARMINGTON  FARMINGTON   FARMINGTON     WEST     AVENUE     DOUBLETREE
                 MINNEAP     AVENUE,      AVENUE,     AVENUE,    AVENUE,     AVENUE,     CHESTER     TN41,       RANCH RD.
                 OLIS MN    HARTFORD,   HARTFORD,   HARTFORD,   HARTFORD,   HARTFORD,   PA 19380-  HARTFORD,    SCOTTSDALE,
                55440-0020   CT 06156    CT 06156   CT 06156     CT 06156    CT 06156      1478    CT 06156      AZ 85258
----------------------------------------------------------------------------------------------------------------------------
ING
AMERICAN
CENTURY
SMALL CAP
VALUE                                                                           85%                    7%
     Initial                                 9%        12%                      79%                   73%
     Service                                                                    27%
     Adviser

ING BARON
SMALL CAP
GROWTH
     Initial                                                                    20%                   80%
     Service
     Adviser

ING
FUNDAMENTAL
RESEARCH                                                                       100%
     Initial                                           80%         14%           5%                   39%
     Service                                                                    61%
     Adviser

ING
GOLDMAN
SACHS(R)
CAPITAL GROWTH
     Initial                                           89%          9%         100%                   97%
     Service
     Adviser

ING
GOLDMAN
SACHS(R)
CORE EQUITY
     Initial                               100%        81%         19%         100%
     Service

PORTFOLIO
CLASS OF
SHARES                    OWNER NAME AND ADDRESS
----------------------------------------------------------
                                   ING
                                LIFESTYLE
                ING LIFESTYLE    MODERATE    ING LIFESTYLE
                    GROWTH        GROWTH       MODERATE
                  PORTFOLIO     PORTFOLIO   PORTFOLIO 7337
                  7337 EAST     7337 EAST        EAST
                  DOUBLETREE    DOUBLETREE    DOUBLETREE
                  RANCH RD.     RANCH RD.      RANCH RD.
                 SCOTTSDALE,   SCOTTSDALE,  SCOTTSDALE, AZ
                   AZ 85258      AZ 85258        85258
----------------------------------------------------------
ING
AMERICAN
CENTURY
SMALL CAP
VALUE
     Initial
     Service
     Adviser

ING BARON
SMALL CAP
GROWTH
     Initial
     Service
     Adviser

ING
FUNDAMENTAL
RESEARCH
     Initial
     Service
     Adviser

ING
GOLDMAN
SACHS(R)
CAPITAL GROWTH
     Initial
     Service
     Adviser

ING
GOLDMAN
SACHS(R)
CORE EQUITY
     Initial
     Service

PORTFOLIO
CLASS OF
SHARES                                                    OWNER NAME AND ADDRESS
--------------------------------------------------------------------------------------------------------------------------
                                                                                        ING USA
                                                                                        ANNUITY
                                                               RELIASTAR                AND LIFE
                 SECURITY                           RELIASTAR     LIFE      ING LIFE   INSURANCE     ING     ING LIFESTYLE
                   LIFE      RELIASTA      ING        LIFE     INSURANCE   INSURANCE    COMPANY   NATIONAL    AGGRESSIVE
                INSURANCE   R LIFE INS  PARTNERS,   INSURANCE   COMPANY    & ANNUITY      1475     TRUST,       GROWTH
                OF DENVER   CO. OF NEW  INC. SEED   COMPANY,     OF NEW     COMPANY      DUNWOO      151       PORTFOLIO
                 RTE 5106    YORK 151   SHARES 151     151     YORK, 151      151        DY DR    FARMINGTO    7337 EAST
                PO BOX 20   FARMINGTON  FARMINGTO   FARMINGTO  FARMINGTON  FARMINGTON     WEST    N AVENUE    DOUBLETREE
                 MINNEAP     AVENUE,    N AVENUE,   N AVENUE,   AVENUE,     AVENUE,     CHESTER     TN41,      RANCH RD.
                 OLIS MN    HARTFORD,   HARTFORD,   HARTFORD,  HARTFORD,   HARTFORD,   PA 19380-  HARTFORD,   SCOTTSDALE,
                55440-0020   CT 06156    CT 06156   CT 06156    CT 06156    CT 06156      1478    CT 06156     AZ 85258
--------------------------------------------------------------------------------------------------------------------------
    Adviser

ING
JPMORGAN
FLEMING
INTERNATIONAL                                                                  96%
     Initial                                                                   53%         29%       47%          14%
     Service
     Adviser

ING
JPMORGAN
MID CAP
VALUE                                                                          69%
     Initial       15%                      6%         16%        25%          32%         35%       61%
     Service                                                                   39%
     Adviser

ING MFS
CAPITAL OPP.
     Initial                                                                   96%
     Service                                                                              100%       47%
     Adviser                                                                   53%

ING OPCAP
BALANCED
VALUE                                                                         100%
     Initial                                           68%        14%          17%                   90%
     Service                                                                   10%
     Adviser

ING
OPPENHEIMER
GLOBAL                                                                        100%
     Initial                               58%         10%                     17%         19%
     Service                                                                   89%
     Adviser

ING
OPPENHEIMER

PORTFOLIO
CLASS OF
SHARES                    OWNER NAME AND ADDRESS
----------------------------------------------------------
                                   ING
                                LIFESTYLE
                ING LIFESTYLE    MODERATE    ING LIFESTYLE
                    GROWTH        GROWTH       MODERATE
                  PORTFOLIO     PORTFOLIO   PORTFOLIO 7337
                  7337 EAST     7337 EAST        EAST
                  DOUBLETREE    DOUBLETREE    DOUBLETREE
                  RANCH RD.     RANCH RD.      RANCH RD.
                 SCOTTSDALE,   SCOTTSDALE,  SCOTTSDALE, AZ
                   AZ 85258      AZ 85258        85258
----------------------------------------------------------

    Adviser

ING
JPMORGAN
FLEMING
INTERNATIONAL
     Initial         30%           21%            6%
     Service
     Adviser

ING
JPMORGAN
MID CAP
VALUE
     Initial
     Service
     Adviser

ING MFS
CAPITAL OPP.
     Initial
     Service
     Adviser

ING OPCAP
BALANCED
VALUE
     Initial
     Service
     Adviser

ING
OPPENHEIMER
GLOBAL
     Initial
     Service
     Adviser

ING
OPPENHEIMER

PORTFOLIO
CLASS OF
SHARES                                                    OWNER NAME AND ADDRESS
--------------------------------------------------------------------------------------------------------------------------
                                                                                        ING USA
                                                                                        ANNUITY
                                                               RELIASTAR                AND LIFE
                 SECURITY                           RELIASTAR     LIFE      ING LIFE   INSURANCE     ING     ING LIFESTYLE
                   LIFE      RELIASTA      ING        LIFE     INSURANCE   INSURANCE    COMPANY   NATIONAL    AGGRESSIVE
                INSURANCE   R LIFE INS  PARTNERS,   INSURANCE   COMPANY    & ANNUITY      1475     TRUST,       GROWTH
                OF DENVER   CO. OF NEW  INC. SEED   COMPANY,     OF NEW     COMPANY      DUNWOO      151       PORTFOLIO
                 RTE 5106    YORK 151   SHARES 151     151     YORK, 151      151        DY DR    FARMINGTO    7337 EAST
                PO BOX 20   FARMINGTON  FARMINGTO   FARMINGTO  FARMINGTON  FARMINGTON     WEST    N AVENUE    DOUBLETREE
                 MINNEAP     AVENUE,    N AVENUE,   N AVENUE,   AVENUE,     AVENUE,     CHESTER     TN41,      RANCH RD.
                 OLIS MN    HARTFORD,   HARTFORD,   HARTFORD,  HARTFORD,   HARTFORD,   PA 19380-  HARTFORD,   SCOTTSDALE,
                55440-0020   CT 06156    CT 06156   CT 06156    CT 06156    CT 06156      1478    CT 06156     AZ 85258
--------------------------------------------------------------------------------------------------------------------------
STRATEGIC
INCOME                                                                         95%
     Initial                                                                   44%
     Service                                           41%         15%        100%
     Adviser

ING PIMCO
TOTAL RETURN                                                                   65%                    24%
     Initial        7%                                                         82%                     8%
     Service                                            5%                     35%                    65%
     Adviser

ING SALOMON
BROTHERS
AGGRESSIVE
GROWTH                                                                         96%
     Initial                                                                               27%
     Service                                            6%                                                         15%
     Adviser                                                                   33%                    67%

ING SALOMON
BROTHERS
FUNDAMENTAL
VALUE                                                                         100%
     Initial                                                        8%         23%
     Service                                           67%                     10%                    90%
     Adviser

ING SALOMON
BROTHERS
LARGE CAP
GROWTH                                                                         79%
     Initial                                                       11%        100%                    21%
     Service                                           89%
     Adviser

PORTFOLIO
CLASS OF
SHARES                    OWNER NAME AND ADDRESS
----------------------------------------------------------
                                   ING
                                LIFESTYLE
                ING LIFESTYLE    MODERATE    ING LIFESTYLE
                    GROWTH        GROWTH       MODERATE
                  PORTFOLIO     PORTFOLIO   PORTFOLIO 7337
                  7337 EAST     7337 EAST        EAST
                  DOUBLETREE    DOUBLETREE    DOUBLETREE
                  RANCH RD.     RANCH RD.      RANCH RD.
                 SCOTTSDALE,   SCOTTSDALE,  SCOTTSDALE, AZ
                   AZ 85258      AZ 85258        85258
----------------------------------------------------------
STRATEGIC
INCOME
     Initial
     Service
     Adviser

ING PIMCO
TOTAL RETURN
     Initial
     Service
     Adviser

ING SALOMON
BROTHERS
AGGRESSIVE
GROWTH
     Initial
     Service          26%          20%            6%
     Adviser

ING SALOMON
BROTHERS
FUNDAMENTAL
VALUE
     Initial
     Service
     Adviser

ING SALOMON
BROTHERS
LARGE CAP
GROWTH
     Initial
     Service
     Adviser

PORTFOLIO
CLASS OF
SHARES                                                    OWNER NAME AND ADDRESS
--------------------------------------------------------------------------------------------------------------------------
                                                                                        ING USA
                                                                                        ANNUITY
                                                               RELIASTAR                AND LIFE
                 SECURITY                           RELIASTAR     LIFE      ING LIFE   INSURANCE     ING     ING LIFESTYLE
                   LIFE      RELIASTA      ING        LIFE     INSURANCE   INSURANCE    COMPANY   NATIONAL    AGGRESSIVE
                INSURANCE   R LIFE INS  PARTNERS,   INSURANCE   COMPANY    & ANNUITY      1475     TRUST,       GROWTH
                OF DENVER   CO. OF NEW  INC. SEED   COMPANY,     OF NEW     COMPANY      DUNWOO      151       PORTFOLIO
                 RTE 5106    YORK 151   SHARES 151     151     YORK, 151      151        DY DR    FARMINGTO    7337 EAST
                PO BOX 20   FARMINGTON  FARMINGTO   FARMINGTO  FARMINGTON  FARMINGTON     WEST    N AVENUE    DOUBLETREE
                 MINNEAP     AVENUE,    N AVENUE,   N AVENUE,   AVENUE,     AVENUE,     CHESTER     TN41,      RANCH RD.
                 OLIS MN    HARTFORD,   HARTFORD,   HARTFORD,  HARTFORD,   HARTFORD,   PA 19380-  HARTFORD,   SCOTTSDALE,
                55440-0020   CT 06156    CT 06156   CT 06156    CT 06156    CT 06156      1478    CT 06156     AZ 85258
--------------------------------------------------------------------------------------------------------------------------
ING T. ROWE
PRICE
DIVERSIFIED
MID CAP
GROWTH                                                                        100%
     Initial                                                                   87%                   12%
     Service
     Adviser                                           88%          8%

ING T. ROWE
PRICE GROWTH
EQUITY                                                                         97%
     Initial                                                                   32%        15%        54%
     Service                                                                   25%                   61%
     Adviser                                           13%

ING UBS
LARGE CAP
EQUITY
     Initial                                                                   94%
     Service                                           21%         46%                    33%
     Adviser                                                                  100%

ING VAN
KAMPEN
COMSTOCK                                                                       78%
     Initial       11%                                  9%                     46%        32%
     Service                                                                   37%
     Adviser                                                                                         63%

ING VAN
KAMPEN
EQUITY AND
INCOME                                                                        100%
     Initial                                                                   33%
     Service                                                                   67%
     Adviser                                           61%                                           33%

PORTFOLIO
CLASS OF
SHARES                    OWNER NAME AND ADDRESS
----------------------------------------------------------
                                   ING
                                LIFESTYLE
                ING LIFESTYLE    MODERATE    ING LIFESTYLE
                    GROWTH        GROWTH       MODERATE
                  PORTFOLIO     PORTFOLIO   PORTFOLIO 7337
                  7337 EAST     7337 EAST        EAST
                  DOUBLETREE    DOUBLETREE    DOUBLETREE
                  RANCH RD.     RANCH RD.      RANCH RD.
                 SCOTTSDALE,   SCOTTSDALE,  SCOTTSDALE, AZ
                   AZ 85258      AZ 85258        85258
----------------------------------------------------------
ING T. ROWE
PRICE
DIVERSIFIED
MID CAP
GROWTH
     Initial
     Service
     Adviser

ING T. ROWE
PRICE GROWTH
EQUITY
     Initial
     Service
     Adviser

ING UBS
LARGE CAP
EQUITY
     Initial
     Service
     Adviser

ING VAN
KAMPEN
COMSTOCK
     Initial
     Service         6%            9%
     Adviser

ING VAN
KAMPEN
EQUITY AND
INCOME
     Initial
     Service
     Adviser

The Fund has no knowledge of any other owners of record of 5% or more than the outstanding shares of a Portfolio. Shareholders owning more than 25% or more of the outstanding shares of a Portfolio may take actions without the approval of other investors in the Fund. See "Voting Rights" below.

The Adviser is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING"). The Adviser's principal office and offices of its affiliated companies referred to herein are located at 151 Farmington Avenue, Hartford, Connecticut 06156.


The Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of any Portfolio of the Fund as of March 15, 2005.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement and subject to the direction of the Board of Directors of the Fund, ILIAC has responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more Sub-Advisers;
(ii) supervise all aspects of the operations of the Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each Sub-Adviser for the Portfolios and the Sub-Advisers' compliance programs to ensure that the Portfolio's assets are invested in compliance with the Sub-advisory Agreement and the Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Portfolio assets among the Sub-Advisers; (vi) review all data and financial reports prepared by each Sub-Adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each Sub-Adviser to share information it obtains with each Sub-Adviser concerning the effect of developments and data on the investment program maintained by the Sub-Adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios' shares, the Fund's corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolios' operations; and (ix) take other actions that appear to ILIAC and the Board to be necessary.

The Investment Advisory Agreement provides that ILIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Fund who are employees of ILIAC or an affiliated entity and any salaries and employment benefits payable to those persons.

The Investment Advisory Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Fund or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days' written notice by (i) the Directors,
(ii) a majority vote of the outstanding voting securities of that Portfolio, or
(iii) ILIAC. The Investment Advisory Agreement terminates automatically in the event of assignment.

           APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS


At a meeting held on October 20, 2004, the Board, including the Independent Directors, upon recommendation of the Contract Committee ("Committee"), approved the continuation of the Investment Advisory Agreement with ILIAC. In connection with the approval, the Committee considered, with the assistance of independent counsel, its legal responsibilities and reviewed the nature and quality of ILIAC's services provided to the Fund and ILIAC's experience and qualifications. The Committee discussed ILIAC's oversight and monitoring of each Sub-Adviser's performance, investment style and processes, and compliance policies and procedures, and the recommendations it has made to replace Sub-Advisers as it deemed appropriate. Among other items, the Committee also reviewed and considered: (1) the experience and qualifications of the personnel providing services; (2) ILIAC's compliance policies and procedures; (3) an evaluation of the fee structure and ILIAC's profitability with respect to each Portfolio; (4) ILIAC's current Form ADV and recent financial statements; (5) formal or informal regulatory inquiries, material litigation or administrative proceedings, if any; (6) supplemental materials, including the investment advisory agreement and investment advisory response for ILIAC; and (7) a memorandum from independent counsel setting forth the Board's fiduciary duties and its responsibilities under the 1940 Act and Maryland law, the duty of care, the duty of loyalty and the business judgment rule, and the factors which the Board should consider in the review. After discussion, the Committee concluded that ILIAC had the capabilities, resources, and personnel necessary to manage the Fund, and that based on the services that ILIAC provides to the Fund under the Investment Advisory Agreement and the expenses incurred by ILIAC in the performance of such services, the compensation payable to ILIAC was fair and equitable. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board, upon recommendation of the Committee, concluded unanimously that it was in the best interest of the Fund and each of its Portfolios to approve the investment advisory agreement with ILIAC as it relates to each Portfolio.


The Board was also provided with narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of investment management and sub-advisory agreements, including an analysis for each Portfolio of how performance and fees compare to its selected peer group and designated benchmarks.

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, in relation to renewing each Portfolio's current Investment Management Agreement and in renewing or approving, as applicable, each Portfolio's Sub-Advisory Agreement.

ING AMERICAN CENTURY LARGE COMPANY VALUE


In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is above the average management fee of its larger comparable universe of Portfolios ("Selected Peer Group"), (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group, (3) the Portfolio outperformed its primary benchmark index for the one-year period, but underperformed its secondary benchmark index and Selected Peer Group median return for the one-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) action has been taken to improve Portfolio performance and the Adviser committed to further address concerns.

The Adviser further addressed concerns by recommending the engagement of American Century Investment Management, Inc. ("American Century") as the Portfolio's sub-adviser, effective April 29, 2005. At a meeting held on January 6, 2005, in reaching a decision to engage American Century as the Portfolio's sub-adviser, the Board, including a majority of the Independent Directors, considered the performance of the Portfolio for the one, three- and five-year periods and the composite performance of portfolios managed by American Century with similar investment styles to that of the Portfolio. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by the proposed Sub-Adviser in managing large cap value accounts, and retirement plans for individual and institutional investors; (2) ILIAC's view of the reputation of American Century; (3) American Century's experience and skill in managing large cap value accounts, including American Century's performance track record with other comparable accounts; (4) the nature and quality of the services to be provided by American Century; (5) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided; (6) American Century's track record in managing the risks and volatility inherent in large cap value accounts; (7) the qualifications of American Century's personnel, portfolio management capabilities and investment methodologies; (8) American Century's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (9) American Century's financial condition; (10) the costs for the services to be provided by American Century and the fact that these costs will be paid by ILIAC and not directly by the Portfolio; (11) the consistency in investment style and portfolio turnover rates experienced over time by other portfolios managed by American Century; (12) the appropriateness of the selection of American Century and the employment of the proposed investment strategy in light of the Portfolio's investment objective and its current and prospective investor base; (13) American Century's Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ILIAC for its oversight and monitoring services that will be provided to the Portfolio; and (14) the Board also considered economies of scale issues including breakpoints in the Sub-Advisory fee in considering the Adviser's profitability.

During the course of its deliberations, the Board reached the following conclusions regarding American Century and the proposed Sub-Advisory Agreement, among others: (1) American Century is qualified to manage the Portfolio's assets in accordance with its investment objective and investment strategies; (2) the proposed investment strategies are appropriate for pursuing long-term capital growth and is consistent with the interests of current and prospective investors in the Portfolio; (3) the proposed investment strategy would not materially affect the current risk profile of the Portfolio; (4) American Century is expected to execute the proposed investment strategy consistently over time; (5) after reviewing the financial statements of American Century, the Board concluded that American Century has sufficient financial resources available to it to fulfill its commitments to the Portfolio under the proposed Sub-Advisory Agreement; (6) American Century is likely to manage the assets with a portfolio turnover rate that is relatively low for large cap value funds; and (7) the Board took into account the complexity and quality of the investment management services utilized by the Portfolio and believes the compensation to be paid by ILIAC under the proposed Sub-Advisory Agreement is fair and reasonable in relation to the services to be provided by American Century, the compensation paid to the current Sub-Adviser and various industry averages for similar portfolios.


ING AMERICAN CENTURY SELECT


In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is above the average management fee of its Selected Peer Group and effective December 1, 2004, will be lower, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group and effective December 1, 2004, will be lower, (3) the Portfolio underperformed its benchmark indices and Selected Peer Group median return for the one-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

After deliberations based on the above-listed factors, among other conclusions, the Board renewed the Investment Management Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) action has been taken to improve Portfolio performance and the Adviser committed to further address concerns.

The Adviser further addressed concerns by recommending the engagement of American Century Investment Management, Inc. ("American Century") as the Portfolio's sub-adviser, effective November 8, 2004. At a meeting held on August 13, 2004, the Board, including the Independent Directors, upon recommendation of the Investment Review Committee, approved the engagement of American Century. In evaluating and making its determination as to whether to engage the proposed replacement sub-adviser, the Board considered information that had been provided to the Board and the Investment Review Committee, including information on the performance of the proposed sub-adviser's similarly managed fund as compared to its benchmark, the investment style, strategies and techniques that the sub-adviser would employ in managing the Portfolio, the experience and qualifications of the personnel who would manage the Portfolio, the reputation and resources of the proposed sub-adviser in the financial services industry, ILIAC's expectations as to the nature and quality of services to be provided by the replacement sub-adviser and the sub-adviser's compliance program. The Board took into consideration ILIAC's representations that the engagement of the proposed sub-adviser may create value for the Portfolio's shareholders by replacing the former sub-adviser with managers that the ILIAC believes will achieve better performance for the Portfolio and that it believed that appointment of this sub-adviser would facilitate the formulation and execution of investment programs for the Portfolio that would be in the best interests of the Portfolio's shareholders.

The Board also considered information concerning the nature of the proposed changes to the investment strategies and policies of the portfolio to align it with the replacement sub-adviser's investment approach and the corresponding changes to the portfolio's name. The Board also considered a report of ILIAC on the impact of the sub-adviser change on its profitability. That report indicated that ILIAC's profitability would increase; however, since ILIAC pays the sub-advisory fee out of its advisory fee, the increase will not alter the portfolio's expenses paid by shareholders or otherwise impact the portfolio's expense ratios.


ING AMERICAN CENTURY SMALL CAP VALUE

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is above the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group, and (3) the Portfolio outperformed its primary benchmark index for the one-year period, but underperformed its Selected Peer Group median return for the one-year period.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been favorable.


ING BARON SMALL CAP GROWTH

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group, and (3) the Portfolio outperformed its primary benchmark index for the one-year period as well as its Selected Peer Group median return for the one-year period.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been favorable.


ING FUNDAMENTAL RESEARCH

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the average expense ratio of its Selected Peer Group, (3) the Portfolio outperformed its Selected Peer Group median return for the one-year period, while the Portfolio underperformed its benchmark index for the one-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, (3) the Portfolio's performance is competitive with that of its Selected Peer Group, and
(4) the Board believes it is appropriate to allow the portfolio managers put in place in January 2004 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.


ING GOLDMAN SACHS(R) CAPITAL GROWTH

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is above the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group, and (3) the Portfolio outperformed its secondary benchmark index and Selected Peer Group median return for the one-year period, but underperformed its primary benchmark index for the one-year period.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has compared favorable to the Russell 1000 Growth Index and its selected Peer Group median return.


ING GOLDMAN SACHS(R) CORE EQUITY


In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is above the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is only slightly above the average expense ratio of its Selected Peer Group, and (3) the Portfolio outperformed its primary benchmark index and Selected Peer Group median return for the one-year period.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been favorable.


ING JPMORGAN FLEMING INTERNATIONAL

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the average expense ratio of its Selected Peer Group, (3) the Portfolio outperformed its Selected Peer Group median return for the one-year period, but underperformed its primary benchmark index for the one-, three- and five-year periods and underperformed its Selected Peer Group median returns for the three- and five-year periods, and (4) action has been taken to improve Portfolio performance by implementing a change in sub-adviser in December 2002.

After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has improved since the change in sub-adviser in 2002.

ING JPMORGAN MID CAP VALUE


In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the average expense ratio of its Selected Peer Group, and (3) the Portfolio outperformed its Selected Peer Group median return for the one-year period, but underperformed its primary benchmark index for the one-year period.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been competitive relative to its Selected Peer Group.


ING MFS CAPITAL OPPORTUNITIES


In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group, (3) the Portfolio underperformed its primary benchmark index and Selected Peer Group median return for the one-, three- and five-year periods, and (4) action has been taken to address Board concerns about the Portfolio's performance.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Board believes it is appropriate to allow the portfolio managers put in place in 2002 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.

ING OPCAP BALANCED VALUE


In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is above the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group, and (3) the Portfolio outperformed its primary benchmark index and Selected Peer Group median return for the one-year period.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been favorable.


ING OPPENHEIMER GLOBAL

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group and will be further reduced as of December 1, 2004, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group but will be reduced as of December 1, 2004, (3) the Portfolio underperformed its benchmark index and Selected Peer Group median return for the one-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.


The Board has appointed and approved a new sub-adviser effective November 8, 2004, and the expense limit for the Portfolio will be lower, effective December 1, 2004. After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group and will be lowered as of December 1, 2004, and (3) action has been taken to improve Portfolio performance and the Adviser committed to further address concerns.

The Adviser further addressed concerns by recommending the engagement of Oppenheimer Funds, Inc. ("Oppenheimer") as the Portfolio's sub-adviser, effective November 8, 2004. At a meeting held on August 13, 2004, the Board, including the Independent Directors, upon recommendation of the Investment Review Committee, approved the engagement of Oppenheimer, with respect to the Portfolio. In evaluating and making its determination as to whether to engage the proposed replacement sub-adviser, the Board considered information that had been provided to the Board and the Investment Review Committee, including information on the performance of the proposed sub-adviser's similarly managed fund as compared to its benchmark, the investment style, strategies and techniques that the sub-adviser would employ in managing the Portfolio, the experience and qualifications of the personnel who would manage the Portfolio, the reputation and resources of the proposed sub-adviser in the financial services industry, ILIAC's expectations as to the nature and quality of services to be provided by the replacement sub-adviser and the sub-adviser's compliance program. The Board took into consideration ILIAC's representations that the engagement of the proposed sub-adviser would create value for the Portfolio's shareholders by replacing the former sub-adviser with managers that the ILIAC believes will achieve better performance for the Portfolio and that it believed that appointment of this sub-adviser would facilitate the formulation and execution of investment programs for the Portfolio that would be in the best interests of the Portfolio's shareholders.


The Board also considered information concerning the nature of the proposed changes to the investment strategies and policies of the portfolio to align it with the replacement sub-adviser's investment approach and the corresponding changes to the portfolio's name. The Board also considered a report of ILIAC on the impact of the sub-adviser change on its profitability. That report indicated that ILIAC's profitability would increase; however, since ILIAC pays the sub-advisory fee out of its advisory fee, the increase will not alter the portfolio's expenses paid by shareholders or otherwise impact the portfolio's expense ratios.


ING PIMCO TOTAL RETURN

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group, and (3) the Portfolio outperformed its Selected Peer Group median return for the one-year period, but underperformed its primary benchmark index for the one-year period.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been favorable as compared to its Selected Peer Group.


ING SALOMON BROTHERS AGGRESSIVE GROWTH

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the average expense ratio of its Selected Peer Group, (3) the Portfolio outperformed its primary benchmark index and its Selected Peer Group median return for the one-year period, matched its Selected Peer Group median return for the three-year period, underperformed its Selected Peer Group median return for the five-year period and underperformed its primary benchmark index for the three- and five-year periods, and (4) the Adviser continues to monitor the Portfolio's performance.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's recent performance has been favorable since a change in portfolio managers in 2002.


ING SALOMON BROTHERS FUNDAMENTAL VALUE


In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is above the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group, (3) the Portfolio outperformed its Selected Peer Group median return for the one-year period, but underperformed its primary benchmark index for the one-year period, and (4) the Sub-Adviser has taken action to address Board concerns about the Portfolio's performance by replacing the portfolio manager in May 2003.

After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been reasonable.


ING SALOMON BROTHERS LARGE CAP GROWTH

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio, and the new expense ratio effective December 1, 2004, each is below the average expense ratio of its Selected Peer Group, (3) the Portfolio underperformed its benchmark indices and Selected Peer Group median return for the one-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) action has been taken to improve Portfolio performance and the Adviser committed to further address concerns.

The Adviser further addressed concerns by recommending the engagement of Salomon Brothers Asset Management, Inc. ("SaBAM"), effective November 8, 2004. At a meeting held on August 13, 2004, the Board, including the Independent Directors, upon recommendation of the Investment Review Committee, approved the engagement of SaBAM. In evaluating and making its determination as to whether to engage the proposed replacement sub-adviser, the Board considered information that had been provided to the Board and the Investment Review Committee, including information on the performance of the proposed sub-adviser's similarly managed fund as compared to its benchmark, the investment style, strategies and techniques that the sub-adviser would employ in managing the Portfolio, the experience and qualifications of the personnel who would manage the Portfolio, the reputation and resources of the proposed sub-adviser in the financial services industry, ILIAC's expectations as to the nature and quality of services to be provided by the replacement sub-adviser and the sub-adviser's compliance program. The Board took into consideration ILIAC's representations that the engagement of the proposed sub-adviser would create value for the Portfolio's shareholders by replacing the former sub-adviser with managers that the ILIAC believes will achieve better performance for the Portfolio and that it believed that appointment of this sub-adviser would facilitate the formulation and execution of investment programs for the Portfolio that would be in the best interests of the Portfolio's shareholders.

The Board also considered information concerning the nature of the proposed changes to the investment strategies and policies of the portfolio to align it with the replacement sub-adviser's investment approach and the corresponding changes to the portfolio's name. The Board also considered a report of ILIAC on the impact of the sub-adviser change on its profitability. That report indicated that ILIAC's profitability would increase; however, since ILIAC pays the sub-advisory fee out of its advisory fee, the increase will not alter the portfolio's expenses paid by shareholders or otherwise impact the portfolio's expense ratios.




ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is equal to the average management fee of its Selected Peer Group and effective December 1, 2004, will be lower, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group and effective December 1, 2004, will be lower, (3) the Portfolio underperformed its benchmark indices and Selected Peer Group median return for the one-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's performance.

After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is comparable with that of its Selected Peer Group and will subsequently be lower, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) action has been taken to improve Portfolio performance and the Adviser committed to further address concerns.

The Adviser further addressed concerns by recommending the engagement of T. Rowe Price Associates, Inc. ("T. Rowe"), effective November 8, 2004. At a meeting held on August 13, 2004, the Board, including the Independent Directors, upon recommendation of the Investment Review Committee, approved the engagement of T. Rowe. In evaluating and making its determination as to whether to engage the proposed replacement sub-adviser, the Board considered information that had been provided to the Board and the Investment Review Committee, including information on the performance of the proposed sub-adviser's similarly managed fund as compared to its benchmark, the investment style, strategies and techniques that the sub-adviser would employ in managing the Portfolio, the experience and qualifications of the personnel who would manage the Portfolio, the reputation and resources of the proposed sub-adviser in the financial services industry, ILIAC's expectations as to the nature and quality of services to be provided by the replacement sub-adviser and the sub-adviser's compliance program. The Board took into consideration ILIAC's representations that the engagement of the proposed sub-adviser would create value for the Portfolio's shareholders by replacing the former sub-adviser with managers that the ILIAC believes will achieve better performance for the Portfolio and that it believed that appointment of this sub-adviser would facilitate the formulation and execution of investment programs for the Portfolio that would be in the best interests of the Portfolio's shareholders.

The Board also considered information concerning the nature of the proposed changes to the investment strategies and policies of the portfolio to align it with the replacement sub-adviser's investment approach and the corresponding changes to the portfolio's name. The Board also considered a report of ILIAC on the impact of the sub-adviser change on its profitability. That report indicated that ILIAC's profitability would increase; however, since ILIAC pays the sub-advisory fee out of its advisory fee, the increase will not alter the portfolio's expenses paid by shareholders or otherwise impact the portfolio's expense ratios.

ING T. ROWE PRICE GROWTH EQUITY

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the average expense ratio of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark index for the three- and five- year periods and its Selected Peer Group median returns for the one-, three-, and five-year periods, but underperformed its benchmark index for the one-year period.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) the Portfolio's performance has been favorable.


ING UBS U.S. LARGE CAP EQUITY

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is below the average expense ratio of its Selected Peer Group, (3) the Portfolio outperformed its Selected Peer Group median return for the one-year period and performed on par with its benchmark indices for the one-year period, but underperformed its benchmark indices and Selected Peer Group median returns for the three- and five-year periods, and (4) the Adviser continues to monitor the Portfolio's performance.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, (3) the Portfolio's performance is competitive with that of its Selected Peer Group, and
(4) the Board believes it is appropriate to allow the portfolio managers put in place in May 2004 a reasonable period of time to manage the Portfolio in order to properly evaluate performance.


ING VAN KAMPEN COMSTOCK

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is below the average management fee of its Selected Peer Group, (2) the expense ratio for the Portfolio is above the average expense ratio of its Selected Peer Group, and (3) the Portfolio outperformed its benchmark indices and Selected Peer Group median return for the one-year period.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, (3) the Portfolio's performance has been favorable.


ING VAN KAMPEN EQUITY AND INCOME

In its renewal deliberations for the Portfolio, the Board considered that (1) the management fee for the Portfolio is above the average management fees of its Selected Peer Group, and effective December 1, 2004, will be lower, (2) the expense ratio for the Portfolio is above the average expense ratios of its Selected Peer Group, and effective December 1, 2004, will be lower, (3) the Portfolio outperformed its benchmark index and Selected Peer Group median return for the one-year period, and (4) the Adviser has taken action to address Board concerns about the Portfolio's expenses.


After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement for the Portfolio because, among other conclusions, (1) the management fee of the Portfolio is competitive with that of its Selected Peer Group, (2) the expense ratio for the Portfolio is competitive with that of its Selected Peer Group, and (3) action has been taken to improve Portfolio performance and the Adviser committed to further address concerns.

The Adviser further addressed concerns by recommending the engagement of Morgan Stanley Investment Management, Inc. ("Van Kampen"), effective November 8, 2004. At a meeting held on August 13, 2004, the Board, including the Independent Directors, upon recommendation of the Investment Review Committee, approved the proposed replacement of and UBS Global Asset Management (US) Inc. be replaced with Van Kampen, with respect to the ING UBS U.S. Allocation Portfolio. In evaluating and making its determination as to whether to engage the proposed replacement sub-adviser, the Board considered information that had been provided to the Board and the Investment Review Committee, including information on the performance of the proposed sub-adviser's similarly managed fund as compared to its benchmark, the investment style, strategies and techniques that the sub-adviser would employ in managing the Portfolio, the experience and qualifications of the personnel who would manage the Portfolio, the reputation and resources of the proposed sub-adviser in the financial services industry, ILIAC's expectations as to the nature and quality of services to be provided by the replacement sub-adviser and the sub-adviser's compliance program. The Board took into consideration ILIAC's representations that the engagement of the proposed sub-adviser would create value for the Portfolio's shareholders by replacing the former sub-adviser with managers that the ILIAC believes will achieve better performance for the Portfolio and that it believed that appointment of this sub-adviser would facilitate the formulation and execution of investment programs for the Portfolio that would be in the best interests of the Portfolio's shareholders.

The Board also considered information concerning the nature of the proposed changes to the investment strategies and policies of the portfolio to align it with the replacement sub-adviser's investment approach and the corresponding changes to the portfolio's name. The Board also considered a report of ILIAC on the impact of the sub-adviser change on its profitability. That report indicated that ILIAC's profitability would increase; however, since ILIAC pays the sub-advisory fee out of its advisory fee, the increase will not alter the portfolio's expenses paid by shareholders or otherwise impact the portfolio's expense ratios.

For its services, each Portfolio pays the Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets during the month:



PORTFOLIO                                            ANNUAL ADVISORY FEE
-----------------------------------------------------------------------------------------------------------------
ING American Century Large Company Value             0.80% of average daily net assets
ING American Century Select (1)                      0.64% of average daily net assets
ING American Century Small Cap Value                 1.00% of average daily net assets
ING Baron Small Cap Growth                           0.85% of average daily net assets
ING Fundamental Research                             0.60% of average daily net assets
ING Goldman Sachs(R)Capital Growth                   0.85% of average daily net assets
ING Goldman Sachs(R)Core Equity                      0.70% of average daily net assets
ING JPMorgan Fleming International                   0.80% of average daily net assets
ING JPMorgan Mid Cap Value                           0.75% of average daily net assets
ING MFS Capital Opportunities                        0.65% of average daily net assets
ING OpCap Balanced Value                             0.80% of average daily net assets
ING Oppenheimer Global                               0.60% of average daily net assets
ING Oppenheimer Strategic Income                     0.50% of average daily net assets
ING PIMCO Total Return                               0.50% of average daily net assets
ING Salomon Brothers Aggressive Growth               0.70% of the first $500 million of average daily net assets;
                                                     0.65% on assets over $500 million
ING Salomon Brothers Fundamental Value               0.90% of average daily net assets
ING Salomon Brothers Large Cap Growth(1)             0.64% of average daily net assets
ING T. Rowe Price Diversified Mid Cap Growth(1)      0.64% of average daily net assets
ING T. Rowe Price Growth Equity                      0.60% of average daily net assets
ING UBS U.S. Large Cap Equity                        0.70% of the first $500 million of average daily net assets;
                                                     0.65% on assets over $500 million
ING Van Kampen Comstock                              0.60% of average daily net assets
ING Van Kampen Equity and Income(1)                  0.55% of average daily net assets



(1) Effective December 1, 2004, Advisory Fees were restated to reflect a decrease as follows; from 0.80% to 0.64% for ING American Century Select Portfolio, from 0.70% to 0.64% for ING Salomon Brothers Large Cap Portfolio, from 0.85% to 0.64% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio and from 0.85% to 0.55% for NIG Van Kampen Equity and Income Portfolio.


During the past three fiscal years, the following advisory fees were paid to
ILIAC:


PORTFOLIO                                                2004           2003           2002
-----------------------------------------------------------------------------------------------
ING American Century Large Company Value             $    600,989   $    471,319   $    417,456
ING American Century Select                          $    466,751   $    396,225   $    399,797
ING American Century Small Cap Value                 $    446,097   $    131,387   $     39,625
ING Baron Small Cap Growth                           $    829,684   $    274,377   $     38,906
ING Fundamental Research                             $    269,770   $    221,833   $    264,048
ING Goldman Sachs(R) Capital Growth                  $    784,733   $    742,100   $    824,633
ING Goldman Sachs(R) Core Equity                     $    701,464   $    415,240              *
ING JPMorgan Fleming International                   $  3,309,152   $  2,330,100   $  2,663,598
ING JPMorgan Mid Cap Value                           $    493,709   $    112,921   $     28,719
ING MFS Capital Opportunities                        $  1,546,319   $  1,460,713   $  1,791,513
ING OpCap Balanced Value                             $  1,260,349   $    948,421   $  1,050,989
ING Oppenheimer Global                               $    512,015   $     68,322   $     36,508
ING Oppenheimer Strategic Income                     $     60,390              *              *
ING PIMCO Total Return                               $    694,763   $    372,892   $     81,301
ING Salomon Brothers Aggressive Growth               $  4,950,076   $  3,698,056   $  4,164,420
ING Salomon Brothers Fundamental Value               $    586,884   $    405,803   $    365,335
ING Salomon Brothers Large Cap Growth                $    291,651   $    191,249              *
ING T. Rowe Price Diversified Mid Cap Growth         $  1,493,794   $  1,010,653   $    752,718
ING T. Rowe Price Growth Equity                      $  5,140,231   $  3,358,923   $  3,020,688
ING UBS U.S. Large Cap Equity                        $  1,823,652   $  1,752,445   $  2,170,044
ING Van Kampen Comstock                              $  1,543,833   $    575,599   $     44,754

ING Van Kampen Equity and Income                     $    401,197   $    155,375   $    144,136


*The Portfolios had not commenced investment operations during the above periods.

SUB-ADVISORY AGREEMENTS- The Fund's Board of Directors has approved sub-advisory agreements ("Sub-advisory Agreements") between ILIAC and the following entities:


PORTFOLIO                                        SUB-ADVISER
--------------------------------------------------------------------------------------------------------------------------
ING American Century Large Company Value         American Century Investment Management, Inc. ("American Century") (1)
ING American Century Select                      American Century(2)
ING American Century Small Cap Value             American Century
ING Baron Small Cap Growth                       BAMCO, Inc. ("BAMCO")
ING Fundamental Research                         ING Investment Management Co. ("ING IM") (3)
ING Goldman Sachs(R) Capital Growth              Goldman Sachs Asset Management, L.P. ("Goldman Sachs")
ING Goldman Sachs(R) Core Equity                 Goldman Sachs
ING JPMorgan Fleming International               J.P. Morgan Fleming Asset Management (London) Ltd. ("JP Morgan Fleming")
ING JPMorgan Mid Cap Value                       J.P. Morgan Investment Management Inc. ("JPMIM") (4)
ING MFS Capital Opportunities                    Massachusetts Financial Services Company ("MFS")
ING OpCap Balanced Value                         OpCap Advisors LLC ("OpCap")
ING Oppenheimer Global                           OppenheimerFunds, Inc. ("Oppenheimer") (5)
ING Oppenheimer Strategic Income                 Oppenheimer
ING PIMCO Total Return                           Pacific Investment Management Company LLC
ING Salomon Brothers Aggressive Growth           Salomon Brothers Asset Management Inc ("SaBAM")
ING Salomon Brothers Fundamental Value           SaBAM
ING Salomon Brothers Large Cap Growth            SaBAM(2)
ING T. Rowe Price Diversified Mid Cap Growth     T. Rowe Price Associates, Inc. ("T. Rowe Price") (2)
T. Rowe Price Growth Equity                      T. Rowe Price
ING UBS U.S. Large Cap Equity                    UBS Global Asset Management (Americas) Inc. ("UBS Global AM") (6)
ING Van Kampen Comstock                          Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen")
ING Van Kampen Equity and Income                 Van Kampen(7)



   (1) American Century serves as sub-adviser to ING American Century Large Company Value Portfolio. Prior to April 29, 2004, SaBAM served as the Portfolio's sub-adviser
   (2) T. Rowe Price serves as Sub-Adviser to ING T. Rowe Price Diversified Mid Cap Growth Portfolio, SaBAM serves as Sub-Adviser to ING Salomon Brothers Large Cap Growth Portfolio, and American Century serves as Sub-Adviser to ING American Century Select Portfolio. Prior to November 8, 2004, Fred Alger Management, Inc. served as each Portfolio's sub-adviser.
   (3) ING IM serves as sub-adviser to the ING Fundamental Research Portfolio. DSI International Management, Inc. (DSI), served as the Portfolio's sub-adviser through January 23, 2004.
   (4) Effective September 1, 2003, Robert Fleming, Inc. ("Fleming") and J.P. Morgan Fleming Asset Management (USA) Inc. merged into and became known as JPMIM. On November 18, 2003, JPMIM assumed Fleming's sub-advisory responsibilities for the ING JPMorgan Mid Cap Value Portfolio.
   (5) Oppenheimer serves as Sub-Adviser to ING Oppenheimer Global Portfolio. Prior to November 8, 2004, MFS served as the Portfolio's sub-adviser.
   (6) UBS Global AM serves as sub-adviser to the ING UBS U.S. Large Cap Equity Portfolio. Prior to the end of April 2004, MFS served as the Portfolio's sub-adviser. On or about May 1, 2004, UBS Global AM assumed sub-adviser responsibilities for the Portfolio.
   (7) Van Kampen serves as Sub-Adviser to ING Van Kampen Equity and Income Portfolio. Prior to November 8, 2004, UBS Global Asset Management (US) Inc. served as the Portfolio's sub-adviser.

Each Sub-advisory Agreement remains in effect for an initial two-year period and from year-to-year therefore if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, ILIAC or any Sub-adviser, in person, at a meeting called for that purpose. Each Sub-advisory Agreement may be terminated without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of the respective Portfolio, (iii) ILIAC, or (iv) the relevant Sub-Adviser. Each Sub-advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with ILIAC. Under each Sub-advisory Agreement, the Sub-Adviser supervises the investment and reinvestment of cash and securities comprising the assets of the relevant Portfolio. Each Sub-advisory Agreement also directs the Sub-Adviser to (a) determine the securities to be purchased or sold by the Portfolios, and (b) take any actions necessary to carry out its investment sub-advisory responsibilities. Each Sub-Adviser pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities and equipment.


The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board of Directors of the Fund, to replace a Sub-Adviser for a Portfolio, as well as change the terms of a sub-advisory agreement, without submitting the investment sub-advisory agreement to a vote of the Portfolio's shareholders. The Fund will notify shareholders in the event of any change in the identity of the Sub-Adviser of a Portfolio and will change the name of the Portfolio when applicable.

The Adviser retains overall responsibility for monitoring the investment program maintained by the Sub-Adviser for compliance with applicable laws and regulations and each Portfolio's respective investment objectives. In addition, ILIAC will consult with and assist each Sub-Adviser in maintaining appropriate policies, procedures and records and oversee matters relating to promotion, marketing materials and reports by such Sub-Adviser to the Fund's Board of Directors. For services rendered, the Adviser pays each Sub-Adviser a monthly fee as follows.


ING American Century Large Company Value             .40% on the first $500 million
                                                     .35% on the next $500 million
                                                     .30% on assets over $1 billion(1)
ING American Century Select                          .40% on the first $500 million
                                                     .35% on the next $500 million
                                                     .30% over $1 billion(1)
ING American Century Small Cap Value                 .80% on the first $50 million
                                                     .75% on assets over $50 million(2)
ING Baron Small Cap Growth                           .60% on all assets
ING Fundamental Research                             .27% on all assets
ING Goldman Sachs(R) Capital Growth                  .45% on the first $150 million
                                                     .40% on the next $200 million
                                                     .35% over $350 million
ING Goldman Sachs(R) Core Equity                     .35% on the first $150 million
                                                     .30% thereafter
ING JPMorgan Fleming International                   .60% on the first $100 million in assets
                                                     .40% on the next $200 million in assets
                                                     .35% on the next $200 million in assets
                                                     .30% on all assets over $500 million
ING JPMorgan Mid Cap Value                           .55% on the first $50 million
                                                     .50% on the next $50 million
                                                     .45% on assets over $100 million
ING MFS Capital Opportunities                        .35% on the first $500 million of aggregate average daily
                                                     net assets under management
                                                     .30% on the next $1 billion
                                                     .25% on all assets over $1.5 billion(3)
ING OpCap Balanced Value                             .40% on the first $100 million
                                                     .30% thereafter
ING Oppenheimer Global                               .23% on all assets(4)
ING Oppenheimer Strategic Income                     .23% on all assets(4)
ING PIMCO Total Return                               .25% on all assets
ING Salomon Brothers Aggressive Growth               .35% on assets below $500 million
                                                     .30% from $500 million to $2 billion in assets
                                                     .25% for all assets in excess of $2 billion(5)
ING Salomon Brothers Fundamental Value               .43% on the first $150 million
                                                     .40% on the next $350 million
                                                     .35% on all assets in excess of $500 million(6)

ING Salomon Brothers Large Cap Growth                .35% on assets below $500 million
                                                     .30% from $500 million to $2 billion
                                                     .25% for all assets in excess of $2 billion(5)
ING T. Rowe Price Diversified Mid Cap Growth         .50% on the first $250 million
                                                     .45% on the next $500 million
                                                     .40% thereafter(7)
ING T. Rowe Price Growth Equity                      .40% on the first $250 million of average daily net assets
                                                     .375% on the next $250 million
                                                     .35% on assets over $500 million(7)
ING UBS U.S. Large Cap Equity                        .30% on the first $100 million
                                                     .27% on the next $100 million
                                                     .25% on all assets in excess of $200 million
ING Van Kampen Comstock                              .425% on the first $100 million
                                                     .40% on the next $150 million
                                                     .375% on the next $250 million
                                                     .35% on assets over $500 million
ING Van Kampen Equity and Income                     .30% on the first $250 million
                                                     .25% on the next $300 million
                                                     .20% over $550 million


(1) Based on aggregate assets of ING American Century Large Company Value Portfolio and ING American Century Select Portfolio. The fee on the first $500 million will be reduced to 0.35% if cumulative U.S. large cap assets (includes ING American Century Large Company Value Portfolio and ING American Century Select Portfolio) under management sub-advised by American Century exceed $650 million.
(2) Effective May 1, 2004 American Century has agreed to voluntarily waive .10% of its sub-advisory fee for the management services provided in connection with American Century Small Cap Value. The voluntary waiver will be effective through April 30, 2005. Thereafter, American Century will determine annually whether to continue such waiver.
(3) For purposes of applying the fee schedule, assets of all ING affiliated portfolios that are sub-advised by Massachusetts Financial Services Company are considered when calculating aggregate average daily net assets under management.
(4) If the combined aggregate asset levels fail to exceed $1 billion for all combined Portfolios sub-advised by Oppenheimer, such fees will revert to 0.30% on all assets.

(5) Based on aggregate assets of ING Salomon Brothers Aggressive Growth Portfolio and ING Salomon Brothers Large Cap Growth Portfolio.
(6) Assets of ING Salomon Brothers Fundamental Value Portfolio are aggregated with the assets of ING Salomon Brothers All Cap Portfolio and ING Salomon Brothers Investors Portfolio, which are also sub-advised by Salomon Brothers Asset Management Inc., for purposes of calculating breakpoints.
(7)  The Portfolio will be combined with three other portfolios sub-advised by
     T. Rowe Price in ING Partners, Inc. and ING Investors Trust in calculating the discount offered by T. Rowe Price as a group fee waiver. For aggregate assets between $750 million and $1.5 billion there will be a 5% discount, for aggregate assets between $1.5 billion and $3.0 billion there will be a 7.5% discount and for aggregate assets greater than $3.0 billion, there will be a 10% discount.

During the past three fiscal years, ILIAC paid the Sub-Advisers the following fees on behalf of their respective Portfolios:



                      SUB-ADVISER NAME                             2004           2003           2002
---------------------------------------------------------------------------------------------------------
American Century                                               $    393,321   $     96,785   $     31,700
BAMCO                                                          $    585,660   $    193,678   $     27,463
DSI(1)                                                         $     10,710   $    110,916   $    132,024
Fred Alger Management, Inc.(2)                                 $    725,326   $    704,877   $    522,553
Goldman Sachs                                                  $    766,179     $ 600, 496   $    436,572
ING IM(3)                                                      $    111,500              -              -
JPMIM                                                          $    352,221   $     82,809   $     21,060
JP Morgan Fleming                                              $  1,794,491   $  1,362,424   $     66,251
  Deutche Asset Management Investment Services Limited                    -              -   $    786,665
  ("DeAMIS")(4)
  Deutche Investment Management Americas, Inc., ("DIMA")(5)               -              -   $    616,377
MFS(6)                                                         $    959,850   $  1,387,844   $  3,246,123
OpCap                                                          $    572,631   $    455,658   $    494,144
PIMCO                                                          $    347,381   $    186,447   $     40,650
Salomon Brothers(7)                                            $  2,998,892   $  2,280,964   $    480,497
T. Rowe                                                        $  3,311,256   $  2,109,528   $  1,930,736
UBS Global AM(8)                                               $    524,835              -              -
UBS Global US(9)                                               $     36,504   $     86,317   $     80,077
Van Kampen MSIM                                                $   116,6158   $    402,617   $     31,737

* The Portfolios had not commenced investment operations during the above periods.
(1) DSI sub-advised the ING Fundamental Research Portfolio through January 23, 2004. DSI was replaced by ING IM.

(2) Fred Alger Management, Inc. sub-advised ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio and ING Alger Growth Portfolio through November 7, 2004.
(3) ING IM began sub-advising ING Fundamental Research Portfolio beginning January 23, 2004.
(4) DeAMIS sub-advised ING JPMorgan Fleming International Portfolio from May 24, 2002 through December 13, 2002.
(5) DIMA, formerly known as Scudder, sub-advised the ING JPMorgan Fleming International Portfolio from November 28, 1997 through May 23, 2002.
(6)  MFS sub-advised ING MFS Global Growth Portfolio through November 7, 2004.
(7) Salomon Brothers sub-advised ING Salomon Brothers Investors Value Portfolio through November 7, 2004.
(8) UBS Global AM serves as sub-adviser to the ING UBS U.S. Large Cap Equity Portfolio, formerly known as the ING MFS Research Equity Portfolio, which was managed by MFS until April 30, 2004.
(9) UBS Global US sub-advised ING UBS U.S. Allocation Portfolio through November 7, 2004.

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

Other managed accounts



                     REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                     COMPANIES                           VEHICLES                                      OTHER ACCOUNTS
                     ---------------------------------------------------------------------------------------------------------
    PORTFOLIO        NUMBER OF                           NUMBER OF         TOTAL             NUMBER OF
     MANAGER         ACCOUNTS          TOTAL ASSETS      ACCOUNTS          ASSETS            ACCOUNTS          TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
Mark Mallon          10                $ 5,546,945,058   0                 N/A               1                 $       111,717
Charles A. Ritter    10                $ 5,546,945,058   0                 N/A               1                 $       111,717
Brendan Healy        10                $ 5,546,945,058   0                 N/A               1                 $       111,717



* None of these accounts has an advisory fee based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios PRO RATA based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the ING American Century Large Company Value Portfolio.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each team member as of December 31, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



                       DOLLAR RANGE OF
PORTFOLIO MANAGER      PORTFOLIO SHARES OWNED
-----------------      ----------------------
Mark Mallon                     None
Charles A. Ritter               None
Brendan Healy                   None



ING AMERICAN CENTURY SELECT PORTFOLIO

Other managed accounts



                     REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                     COMPANIES                           VEHICLES                                      OTHER ACCOUNTS
                     ---------------------------------------------------------------------------------------------------------
    PORTFOLIO           NUMBER OF                           NUMBER OF           TOTAL           NUMBER OF           TOTAL
     MANAGER             ACCOUNTS        TOTAL ASSETS        ACCOUNTS           ASSETS           ACCOUNTS           ASSETS
------------------------------------------------------------------------------------------------------------------------------
John R. Sykora           1               $ 4,109,980,251    0                   N/A             0                   N/A
Keith Lee                1               $ 4,109,980,251    0                   N/A             0                   N/A



* None of these accounts has an advisory fee based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios PRO RATA based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the ING American Century Select Portfolio.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each team member as of December 31, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



                                               DOLLAR RANGE OF
PORTFOLIO MANAGER                              PORTFOLIO SHARES OWNED
-----------------                              ----------------------
John R. Sykora                                         None
Keith Lee                                              None



ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO

Other managed accounts



                        REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                        COMPANIES                         VEHICLES                      OTHER ACCOUNTS
                        -------------------------------------------------------------------------------------------
  PORTFOLIO             NUMBER OF                         NUMBER OF     TOTAL           NUMBER OF
  MANAGER               ACCOUNTS       TOTAL ASSETS       ACCOUNTS      ASSETS          ACCOUNTS      TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------
Benjamin Z. Giele       1             $ 2,165,662,986     0             N/A             3             $ 116,889,136

Kevin Laub              1             $ 2,165,662,986     0             N/A             3             $ 116,889,136



* None of these accounts has an advisory fee based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios PRO RATA based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the ING American Century Small Cap Value Portfolio.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each team member as of December 31, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



                                                      DOLLAR RANGE OF
PORTFOLIO MANAGER                                     PORTFOLIO SHARES OWNED
-----------------                                     ----------------------
Benjamin Z. Giele                                             None
Kevin Laub                                                    None



ING BARON SMALL CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                     REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                     COMPANIES                       VEHICLES                                OTHER ACCOUNTS
                     ---------------------------------------------------------------------------------------------
                                                                                                     TOTAL ASSETS
  PORTFOLIO          NUMBER OF      TOTAL ASSETS     NUMBER OF      TOTAL ASSETS      NUMBER OF           (IN
  MANAGER             ACCOUNTS     (IN MILLIONS)      ACCOUNTS     (IN MILLIONS)      ACCOUNTS       MILLIONS)(1)
------------------------------------------------------------------------------------------------------------------
Ronald Baron         6              $ 7,521         3               $ 117             52             $ 471



(1) For 2 of the accounts with total assets of $58 million, the advisory fee is based on performance, although on account ($45 million) is a fund of funds.

POTENTIAL CONFLICTS OF INTEREST

BAMCO believes that it has polices and procedures in place that address ING Baron Small Cap Growth's potential conflicts of interest. Such policy and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to brokers-dealers), disclosure of confidential information, and employee trading.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Mr. Baron's compensation is fixed, based on a three-year contract that expires February 28, 2006. His compensation includes a fixed base salary and a fixed bonus that is roughly equivalent to 40% of his base salary. The terms of his contract were based on Mr. Baron's role as the Firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration was given to Mr. Baron's reputation, the long-term performance records of the funds under his management and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Ronald Baron                                               None



ING FUNDAMENTAL RESEARCH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ---------------------------------------------------------------------------------------------------
                         NUMBER
  PORTFOLIO                OF                              NUMBER OF                          NUMBER OF
  MANAGER               ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Christopher F.          1            $ 3,533,199,115       1               $ 15,142,359       2                $ 3,123,709
Corapi



POTENTIAL CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

Compensation consists of (a) base salary; (b) bonus which is based on ING IM performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep N.V.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (S&P 500 INDEX) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (ex market movement) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers earning $125,000 or more in base salary compensation may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

The Portfolio Managers participate in ING's Pension and Retirement Plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Christopher F. Corapi                                       None



ING GOLDMAN SACHS CAPITAL GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
  PORTFOLIO                OF                              NUMBER OF                           NUMBER OF
  MANAGER               ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS       ACCOUNTS(1)      TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
Steven M. Barry         29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Kenneth T. Berents      29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Herbert E. Ehlers       29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Gregory H. Ekizian      29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Warren Fisher           29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Mark Gordon             29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Joseph R. Hudepohl      29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Prashant R. Khemka      29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Scott Kolar             29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Adria Markus            29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Derek Pilecki           29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Andrew F. Pyne          29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Jeffrey Rabinowitz      29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Ernest C. Segundo       29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

David G. Shell          29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000

Chuck Silberstein       29           $ 9,400,000,000       1               $ 67,000,000       623           $ 21,300,000,000



(1) Of these 623 Other Accounts, 14 with total assets of $1,960,000,000 have an advisory fee based on performance.

POTENTIAL CONFLICTS OF INTEREST

GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

BASE SALARY AND PERFORMANCE BONUS. GSAM and the GSAM Growth team's ("Growth Team") compensation packages for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for these Funds is the Goldman Sachs Internet Index and the S&P 500 Index.

The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

OTHER COMPENSATION. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Steven M. Barry                                             None
Kenneth T. Berents                                          None
Herbert E. Ehlers                                           None

Gregory H. Ekizian                                          None
Warren Fisher                                               None
Mark Gordon                                                 None
Joseph B. Hudepohl                                          None
Prashant R. Khemka                                          None
Scott Kolar                                                 None
Adria Markus                                                None
Derek Pilacki                                               None
Andrew F. Pyne                                              None
Jeffrey Rabinowitz                                          None
Ernest C. Segundo, Jr.                                      None
David G. Shell                                              None
Chuck Silberstein                                           None



Due to Goldman Sachs internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

ING GOLDMAN SACHS CORE EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS(1)
                        -------------------------------------------------------------------------------------------------------
                        NUMBER                             NUMBER                             NUMBER
  PORTFOLIO             OF             TOTAL ASSETS (IN    OF              TOTAL ASSETS (IN   OF               TOTAL ASSETS (IN
  MANAGER               ACCOUNTS       BILLIONS)           ACCOUNTS        BILLIONS)          ACCOUNTS         BILLIONS)
-------------------------------------------------------------------------------------------------------------------------------
Melissa Brown           37             $ 9,555.7           5               $ 2,515.6            94             $   16,675

Gary Chropuvka          38             $   9,650           5               $ 2,515.6           241             $ 17,845.1



(1) Of the accounts included in "Other Pooled Investment Vehicles", 1 with total assets of $109,200,000 has an advisory fee based on performance. Of the accounts included in "Other Accounts", 18 with total assets of $4,176,500,000 have an advisory fee based on performance.

POTENTIAL CONFLICTS OF INTEREST

GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

BASE SALARY AND PERFORMANCE BONUS. GSAM and the GSAM Growth team's ("Growth Team") compensation packages for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for these Funds is the Goldman Sachs Internet Index and the S&P 500 Index.

The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

OTHER COMPENSATION. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Melissa Brown                                               None
Gary Chropuvka                                              None



Due to Goldman Sachs internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO,

OTHER MANAGED ACCOUNTS

THE FOLLOWING TABLE SHOWS THE NUMBER OF ACCOUNTS AND TOTAL ASSETS IN THE ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AS OF DECEMBER 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
  PORTFOLIO                OF                              NUMBER OF                          NUMBER OF
  MANAGER               ACCOUNTS       TOTAL ASSETS*       ACCOUNTS        TOTAL ASSETS*      ACCOUNTS       TOTAL ASSETS*
----------------------------------------------------------------------------------------------------------------------------
James Fischer(1)        9              $   5 billion       13              $ 5.9 billion      23             $ 5.35 billion

Howard Williams         2              $ 236 million        0                        N/A       4             $  1.6 billion

Timothy Leask**



(1) Managed 1 account with $95 million in assets of which the advisory fee was based on the performance of the account.
*   Market values as of 3-17-2005.
** Mr. Leask is the client portfolio manager responsible for providing servicing, attribution and market updates specific to the Portfolio.

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
James Fisher                                               None
Howard Williams                                            None
Timothy Leask                                              None



ING JPMORGAN MID CAP VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

THE FOLLOWING TABLE SHOWS THE NUMBER OF ACCOUNTS AND TOTAL ASSETS IN THE ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AS OF DECEMBER 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
  PORTFOLIO                OF                              NUMBER OF                           NUMBER OF
  MANAGER               ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
Jonathan K. Simons      10             $9.3 billion        5               $1.9 billion        21             $3.1 billion

Lawrence E. Playford     6             $4.4 billion        0               N/A                  7             $422 million



None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Jonathan K. Simons                                   None
Lawrence E. Playford                                 None



ING MFS CAPITAL OPPORTUNITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
  PORTFOLIO                OF                              NUMBER OF                           NUMBER OF
  MANAGER               ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
Kenneth J. Enright      18           $ 26,167,794,067      0                        N/A        0              N/A

Alan T. Langsner        18           $ 26,167,794,067      0                        N/A        0              N/A

S. Irfan Ali            15           $ 16,127,113,855      3              $ 246,193,835        0              N/A



POTENTIAL CONFLICTS OF INTEREST

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives of MFS or subsidiary of the MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     - BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     - PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

          1. The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          2. The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Kenneth J. Enright                                          None
Alan T. Langsner                                            None
S. Irfan Ali                                                None



ING OPCAP BALANCED VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
  PORTFOLIO                OF                              NUMBER OF                           NUMBER OF
  MANAGER               ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
Colin Glinsman          8            $ 7,800,111,278       1               $ 92,498,302         4             $ 152,565,632



POTENTIAL CONFLICTS OF INTEREST

Oppenheimer Capital's Trade Allocation Policy is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. Accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

Pre-order indications received by the trading desk involving the same investment opportunity will be aggregated, as appropriate, consistent with Oppenheimer's obligation to seek best execution for its clients and to reduce brokerage commissions or other costs. Specifically, clients who participate in a blocked transaction will receive the average share per price for all of the transactions in the blocked order. Securities purchased or sold in a blocked transactions are allocated pro rata, when possible, to the participating client accounts in proportion to the size of the order placed for the account.

Oppenheimer Capital will, at all times, seek to execute securities transactions for clients in such a manner that the client's total costs or proceeds in each transaction are most favorable under the circumstances. Oppenheimer has adopted a standard commission range and written procedures for determining and selecting executing broker-dealers. The criteria and information used in selecting brokers is based on firm allocations decided by a quarterly qualitative evaluation of the full service provided by the broker-dealer including such factors as: research, execution capability, capital commitment capability, initiation of trades, and securities syndication. The overriding objective in the selection of these broker-dealers is their ability to secure the best possible execution of orders. Best possible execution is a combination of the most favorable net price and prompt reliable execution.

At the beginning of each calendar quarter, portfolio managers and research analysts vote for their favored broker-dealers from an equitable distribution of available votes. Broker-dealers are then ranked according to the total votes they receive, and are targeted to receive a relative allocation of Oppenheimer's total transactions. Factors which influence preference among investment professionals include, but are not limited to: the broker-dealer's research, access to their analysts and access to company management. Portfolio managers and traders also assess the overall execution capabilities of broker-dealers, including, but not limited to: block orders, confidentiality and delivery and settlement capabilities.

Results of the quarterly broker review are reviewed by the Chief Investment Officer and the Head of Research, communicated to trading and maintained on file. In addition to leveraging off of the trading desk's general experience and expertise, Trading uses a variety of techniques designed to assist them in seeking best execution when trading on behalf of client accounts. Such techniques include utilizing various information and programs on Bloomberg and ILX (i.e. volume weighted average price (VWAP). In addition, Trading utilizes services such as

Autex to assist in assessing the market place and broker capabilities and alternate trading services such as various ECN's (POSIT and Instinet).

With regard to testing whether Oppenheimer Capital's practices and procedures are effective in seeking best execution, Oppenheimer Capital may compare trade results with conventional market sources, trading and pricing execution services and client sponsored reviews such as those performed by an outside vendor, Abel Noser.

Although we believe that best execution can be achieved at the time of a trade through commission rebate brokers, there may be transactions for an account with such an arrangement where the account's trades may be placed separately from non-directed trades that may result in the directed account receiving a different price form the non-directed accounts. The account that is trading with a commission rebate broker may also end up paying a higher commission rate than the available commission rate for the non-directed advisory client accounts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

The portfolio manager's compensation consists of the following elements:

Base Salary - Each portfolio manager is paid a base salary which is set at a level determined by Oppenheimer Capital. In setting the base salary, the intention is to be competitive in light of the particular portfolio manager's experience and responsibilities. Management of Oppenheimer evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus or profit sharing opportunity - For portfolio managers who share in a bonus pool, bonuses are designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results and firm profitability. At the start of the year, each participant receives an allocated target percentage of the pool. The initial target allocation is a measure of past performance, current job accountability and expectations and competitive market practice. At year end, Oppenheimer's CEO and CIO determine the size of the pool based on overall investment results, firm profitability, asset flows and external market compensation levels. For portfolio managers who participate as profit sharers, these professionals are assigned an amount that is primarily determined by the profitability of Oppenheimer. Individual investment performance can increase or decrease this payment by as much as 10%.

Equity incentive units - Portfolio managers participate in the Allianz Equity Incentive Plan. This plan identifies a substantial pool of funds for the benefit of participating Oppenheimer employees, each of whom receives shares in the pool. The value of the pool is determined by the cumulative revenue growth of Oppenheimer over rolling three-year periods. Shares in the pool vest three years after they are awarded provided the employee remains with Oppenheimer.

Participation in group retirement plans - Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Colin Glinsman                                              None



ING OPPENHEIMER GLOBAL PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
   PORTFOLIO               OF                              NUMBER OF                           NUMBER OF
    MANAGER             ACCOUNTS       TOTAL ASSETS*       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
William L. Wilby        15          $ 19,335.9 million     1              $ 19.6 million       0              N/A

Rajeev Bhaman           15          $ 19,335.9 million     1              $ 19.6 million       0              N/A



* Total assets in accounts with performance based advisory fees are $189.2 million.

POTENTIAL CONFLICTS OF INTEREST

As indicated above, each of the Portfolio Managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts sub-advised by Oppenheimer have the same sub-advisory fee. If the sub-advisory fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

The Portfolio's Portfolio Managers are employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Portfolio, described above. That fund's compensation structure is based on the fund's performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
William L. Wilby                                            None
Rajeev Bhaman                                               None



ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
   PORTFOLIO               OF                              NUMBER OF                           NUMBER OF
    MANAGER             ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
Arthur P. Steinmetz     6           $ 10,131.2 million     3              $ 48.8 million       4            $ 1,140.9 million



No account has a performance based advisory fee.

POTENTIAL CONFLICTS OF INTEREST

As indicated above, each of the Portfolio Managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts sub-advised by Oppenheimer have the same sub-advisory fee. If the sub-advisory fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

The Portfolio's Portfolio Managers are employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Portfolio, described above. That fund's compensation structure is based on the fund's performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Arthur P. Steinmetz                                         None



ING PIMCO TOTAL RETURN PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                     OTHER ACCOUNTS
                        ---------------------------------------------------------------------------------------------------------
                         NUMBER
   PORTFOLIO               OF                              NUMBER OF                           NUMBER OF
    MANAGER             ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Pasi Hamalainen         9           $ 6190.9 million       5             $ 493.6 million       177          $ 35154.90207 million



POTENTIAL CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

KNOWLEDGE AND TIMING OF PORTFOLIO TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advice certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers.

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;
     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
     -    Amount and nature of assets managed by the portfolio manager;
     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
     -    Contributions to asset retention, gathering and client satisfaction;
     -    Contributions to mentoring, coaching and/or supervising; and
     -    Personal growth and skills added.

Final award amounts are determined by PIMCO Compensation Committee.

RETENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice

President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI") and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Goss receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Goss received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Pasi Hamalainen                                            None



ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ---------------------------------------------------------------------------------------------------
                         NUMBER
  PORTFOLIO                OF                              NUMBER OF                           NUMBER OF
  MANAGER               ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Richie Freeman          4            $ 10.02 billion       2              $ 0.29 billion       113,720       $ 8.14 billion



POTENTIAL CONFLICTS OF INTEREST

Material conflicts of interest may arise when a Portfolio's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Richie Freeman                                             None



ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
   PORTFOLIO               OF                              NUMBER OF                           NUMBER OF
    MANAGER             ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
John G. Goode           14           $ 10.22 billion       3              $ 0.52 billion       90,863        $ 13.19 billion

Peter J. Hable          14           $ 10.22 billion       3              $ 0.52 billion       90,863        $ 13.19 billion



POTENTIAL CONFLICTS OF INTEREST

Material conflicts of interest may arise when a Portfolio's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
John G. Goode                                              None
Peter J. Hable                                             None



ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
   PORTFOLIO               OF                              NUMBER OF                           NUMBER OF
    MANAGER             ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
Alan Blake              9            $ 5.93 billion        4              $ 0.58 billion       127,750       $ 13.08 billion



POTENTIAL CONFLICTS OF INTEREST

Material conflicts of interest may arise when a Portfolio's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Alan Blake                                                  None



ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                  OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
   PORTFOLIO               OF                              NUMBER OF                           NUMBER OF
    MANAGER             ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
Donald J. Peters        13           $ 1,180,635,626       0               N/A                 28            $ 1,881,914,201



POTENTIAL CONFLICTS OF INTEREST

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation Structure of Portfolio Managers", our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net price of the securities for each participating client orders depending upon the market involved. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimum positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long-term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Donald J. Peters                                           None

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                  OTHER ACCOUNTS
                        ----------------------------------------------------------------------------------------------------
                         NUMBER
   PORTFOLIO               OF                              NUMBER OF                           NUMBER OF
    MANAGER             ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------
Robert W. Smith         11           $ 10,788,870,661      3               $ 92,986,353        4              $ 235,425,274



POTENTIAL CONFLICTS OF INTEREST

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation Structure of Portfolio Managers", our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net price of the securities for each participating client orders depending upon the market involved. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimum positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long-term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Robert W. Smith                                            None



ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

THE FOLLOWING TABLE SHOWS THE NUMBER OF ACCOUNTS AND TOTAL ASSETS IN THE ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AS OF DECEMBER 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                  OTHER ACCOUNTS
                        -----------------------------------------------------------------------------------------------------
                         NUMBER
   PORTFOLIO               OF          TOTAL ASSETS IN     NUMBER OF       TOTAL ASSETS IN     NUMBER OF      TOTAL ASSETS IN
    MANAGER             ACCOUNTS          MILLIONS         ACCOUNTS           MILLIONS         ACCOUNTS           MILLIONS
------------------------------------------------------------------------------------------------------------------------------
John Leonard            21             $ 10,893            10              $ 2,100             60*            $ 8,693

Thomas M. Cole          21             $ 10,893            10              $ 2,100             60*            $ 8,693

Thomas Digenan          21             $ 10,893            10              $ 2,100             60*            $ 8,693

Scott Hazen             21             $ 10,893            10              $ 2,100             60*            $ 8,693



* Approximately, also includes wrap model as one account.

POTENTIAL CONFLICTS OF INTEREST

The Portfolio Management Team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

The portfolio managers receive a base salary and incentive compensation based on their personal performance.

Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.
     - Annual bonus, tied to individual contributions and investment performance.
     - UBS equity awards, promoting company-wide success and employee retention.
     - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

BASE SALARY is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

ANALYST INCENTIVES. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

UBS AG EQUITY. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

PARTNERSHIP INCENTIVE PROGRAM (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
John C. Leonard                                             None
Thomas M. Cole                                              None
Thomas Digenan                                              None
Scott Hazen                                                 None



ING VAN KAMPEN COMSTOCK PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        -----------------------------------------------------------------------------------------------------
                         NUMBER
   PORTFOLIO               OF                              NUMBER OF                           NUMBER OF
    MANAGER             ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------------------
B. Robert Baker         10          20,189.00 million      1              32.10 million        3             1,716.50 million

Jason S. Leder          10          20,189.00 million      1              32.10 million        3             1,716.50 million

Kevin C. Holt           10          20,189.00 million      1              32.10 million        3             1,716.50 million



POTENTIAL CONFLICTS OF INTEREST

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

     -    CASH BONUS;
     - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;
     - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;
     - SELECT EMPLOYEES' CAPITAL ACCUMULATION PROGRAM (SECAP) AWARDS--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and
     - VOLUNTARY EQUITY INCENTIVE COMPENSATION PROGRAM (VEICP) AWARDS--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.
     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
     -    Contribution to the business objectives of the Investment Adviser.
     -    The dollar amount of assets managed by the portfolio manager.
     -    Market compensation survey research by independent third parties.
     -    Other qualitative factors, such as contributions to client objectives.
     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
B. Robert Baker                                            None
Jason S. Leder                                             None
Kevin C. Holt                                              None

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.



                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                   OTHER ACCOUNTS
                        -----------------------------------------------------------------------------------------------------
                         NUMBER
   PORTFOLIO               OF                              NUMBER OF                           NUMBER OF
    MANAGER             ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------------------
James A. Gilligan       11          $ 19,437,231,436       6              $ 2,204,507,856      8             $ 2,071,804,825

James O. Roeder         11          $ 19,437,231,436       6              $ 2,204,507,856      8             $ 2,071,804,825

Thomas Bastian          11          $ 19,437,231,436       6              $ 2,204,507,856      8             $ 2,071,804,825

Sergio Marcheli         11          $ 19,437,231,436       6              $ 2,204,507,856      8             $ 2,071,804,825

Vincent E. Vizachero    11          $ 19,437,231,436       6              $ 2,204,507,856      8             $ 2,071,804,825



POTENTIAL CONFLICTS OF INTEREST

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

     -    CASH BONUS;
     - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;
     - SELECT EMPLOYEES' CAPITAL ACCUMULATION PROGRAM (SECAP) AWARDS--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and
     - VOLUNTARY EQUITY INCENTIVE COMPENSATION PROGRAM (VEICP) AWARDS--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. The majority of a portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.
     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
     -    Contribution to the business objectives of the Investment Adviser.
     -    The dollar amount of assets managed by the portfolio manager.
     -    Market compensation survey research by independent third parties.
     -    Other qualitative factors, such as contributions to client objectives.
     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
James A. Gilligan                                         None
James O. Roeder                                           None
Thomas Bastian                                            None
Sergio Marcheli                                           None
Vincent E. Vizachero                                      None



THE ADMINISTRATIVE SERVICES AGREEMENT-- Pursuant to an Administrative Services Agreement between the Fund and ING Fund Services LLC ("IFS"), IFS has agreed to provide all administrative services in support of the Portfolios and is responsible for the supervision of the Fund's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, IFS receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio according to the schedule set forth below. For the fiscal year ended December 31, 2004, each Portfolio paid fees to IFS for administrative services in the amount set forth below.



                                                              FEE
                                                             (AS A
                                                          PERCENTAGE
                                                         OF AVERAGE NET      FEE RECEIVED BY IFS
                     PORTFOLIO                               ASSETS)             (IN DOLLARS)
-------------------------------------------------------------------------------------------------
ING American Century Large Company Value                      .20%             $    150,651
ING American Century Select(1)                                .02%             $     91,847
ING American Century Small Cap Value(2)                       .40%             $    133,829
ING Baron Small Cap Growth(2)                                 .40%             $    341,635
ING Fundamental Research                                      .20%             $     90,237
ING Goldman Sachs(R) Capital Growth                           .20%             $    185,355
ING Goldman Sachs(R) Core Equity                               20%             $    200,503
ING JPMorgan Fleming International                            .20%             $    827,288
ING JPMorgan Mid Cap Value                                    .35%             $    230,398
ING MFS Capital Opportunities                                 .25%             $    594,738
ING OpCap Balanced Value                                      .20%             $    315,087
ING Oppenheimer Global(1)                                     .06%             $    144,661
ING Oppenheimer Strategic Income                              .04%             $      4,831
ING PIMCO Total Return                                        .35%             $    486,334
ING Salomon Brothers Aggressive Growth                        .13%             $    940,015
ING Salomon Brothers Fundamental Value                        .20%             $    130,728
ING Salomon Brothers Large Cap Growth(1)                      .23%             $     84,214
ING T. Rowe Price Diversified Mid Cap Growth(1)               .02%             $    296,102
ING T. Rowe Price Growth Equity                               .15%             $  1,285,068
ING UBS U.S. Large Cap Equity                                 .15%             $     49,108
ING Van Kampen Comstock(2)                                    .35%             $    390,782
ING Van Kampen Equity and Income(1)                           .02%             $    768,704



(1) Effective December 1, 2004, the Administrative Fee has been reduced to 0.02% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly, ING Alger Aggressive Growth Portfolio), 0.02% for ING American Century Select Portfolio (formerly, ING Alger Growth Portfolio), 0.06% for ING Oppenheimer Global Portfolio (formerly, ING MFS Global Growth Portfolio), and 0.02% for ING Van Kampen Equity and Income Portfolio (formerly, ING UBS U.S. Allocation Portfolio, for Salomon Brothers Large Cap Growth Portfolio, the fee increased to 0.23%,
(2) Effective May 1, 2005, the Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the American Century Small Cap Value, the Baron Small Cap Growth and the Van Kampen Comstock Portfolios through May 1, 2006 so that the total operating expenses for the Portfolios' Class I, Class S and Class ADV shares shall not exceed 1.30%, 1.55% and 1.80%, respectively for ING American Century Small Cap Value, 1.20%, 1.45% and 1.70%, respectively for ING Baron Small Cap Growth and 0.88%, 1.13% and 1.38%, respectively, for ING Van Kampen Comstock. Without this waiver, the total operating expenses for Class I, Class S and Class ADV would be 1.40%, 1.65% and 1.90%, respectively for ING American Century Small Cap Value, 1.25%, 1.50% and 1.75%, respectively for ING Baron Small Cap Growth and 0.95%, 1.20% and 1.45% for ING Van Kampen Comstock.

CUSTODIAN AND TRANSFER AGENT. Prior to January 1, 2005 Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts, served as custodian of the assets of the Fund and transfer agent for the Fund. Bank of New York Company, Inc. ("BONY"), One Wall Street, New York, New York 10286, serves as Custodian. BONY takes no part in the decisions relating to the purchase or sale of a Portfolio's portfolio securities. DST Systems, Incorporated, P.O. Box 219368, Kansas City, Missouri 64141-9368 serves as the Transfer Agent for the Portfolio's.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP serves as the independent registered public accounting firm to the Fund. KPMG LLP provides audit services and assistance in connection with SEC filings.

                              PRINCIPAL UNDERWRITER

The Fund has entered into an Underwriting Agreement (the "Agreement") pursuant to which ING Financial Advisers, LLC (the "Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolios. The Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of the Distributor, or the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. The Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio's shares without the payment of any penalty. The Underwriter has agreed to use its best efforts to solicit orders for the purchase of shares of all the Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Fund shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.




                    BROKERAGE ALLOCATION AND TRADING POLICIES


Subject to the direction of the Directors, ILIAC and the Sub-Advisers have responsibility for making the Portfolios' investment decisions, for effecting the execution of trades for the Portfolios and for negotiating any brokerage commissions thereof. It is the policy of ILIAC and the Sub-Advisers to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. In implementing their trading policy, ILIAC and the Sub-Advisers may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Adviser or Sub-Advisers, will lead to the best overall quality of execution for the Portfolio. The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser or Sub-Adviser.


ILIAC and the Sub-Advisers may receive a variety of brokerage and research services from brokerage firms that execute trades on behalf of the Portfolios. These services may benefit the Adviser and/or advisory clients other than the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for ING PIMCO Total Return. ILIAC and the Sub-Advisers may consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. ILIAC's and the Sub-Advisers' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions that are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either ILIAC or the Sub-Advisers believe that more than one broker can provide best execution, preference may be given to brokers who provide additional services to ILIAC or the Sub-Advisers.

Consistent with securities laws and regulations, ILIAC and the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. ILIAC's and the Sub-Advisers' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ILIAC's and the Sub-Advisers' opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Portfolios may effect brokerage transactions in portfolio securities through affiliates of ILIAC and/or the Sub-Advisers. When a Portfolio enters into a transaction with any such person, the transaction will comply with Rule 17e-1 under the 1940 Act and the policies and procedures adopted by the Board of Directors pursuant to Rule 17e-1. Certain officers of ILIAC and the Sub-Advisers also manage their own securities portfolios and those of their affiliates. Further, ILIAC also acts as an investment adviser to other client accounts, and the Sub-Advisers also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts.

PIMCO may purchase new issues of securities for ING PIMCO Total Return in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to ING PIMCO Total Return or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit ING PIMCO Total Return, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

To the extent ILIAC or the Sub-Advisers desire to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be aggregated and allocated in a fair and equitable manner, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

The Board of Directors has adopted a policy allowing trades to be made between a Portfolio and a registered investment company or series thereof that is an affiliated person of the Portfolio (and certain noninvestment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company or private advisory account advised by ILIAC or by one of the Sub-Advisers.

The Board of Directors also have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of Sub-Adviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a Sub-Adviser affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio(s) could purchase.

The Board of Directors, ILIAC (as Adviser) and the Distributor (as principal underwriter) and each Sub-Adviser also have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The Codes allow trades to be made in securities that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

During the past three fiscal years, the aggregate amount of brokerage commissions paid by the Portfolios was as follows:


                 PORTFOLIO                               2004            2003            2002
---------------------------------------------------------------------------------------------------
ING American Century Large Company Value             $    107,604     $     98,742     $    148,004
ING American Century Select                          $    250,994     $    298,882     $    407,357
ING American Century Small Cap Value                 $     97,267     $     39,447     $     16,430
ING Baron Small Cap Growth                           $    179,957     $     93,428     $     30,296
ING Fundamental Research                             $     40,090     $      9,872     $     35,293
ING Goldman Sachs(R) Capital Growth                  $     95,868     $     56,855     $     77,633
ING Goldman Sachs(R) Core Equity                     $      9,755     $      2,969                *
ING JPMorgan Fleming International                   $    237,620     $    168,896     $  1,449,023
ING JPMorgan Mid Cap Value                           $     83,521     $     24,188     $      7,881
ING MFS Capital Opportunities                        $    596,831     $    525,737     $  1,245,934
ING OpCap Balanced Value                             $    258,073     $    283,482     $    463,444
ING Oppenheimer Global                               $    127,417     $     51,284     $     38,542
ING Oppenheimer Strategic Income                                *                *                *
ING PIMCO Total Return                               $      1,256     $      1,323                *
ING Salomon Brothers Aggressive Growth               $    301,114     $     24,938     $  2,262,215
ING Salomon Brothers Fundamental Value               $     95,033     $    100,418     $    226,943
ING Salomon Brothers Large Cap Growth                $    205,401     $    166,995                *
ING T. Rowe Price Diversified Mid Cap Growth         $  1,042,861     $    956,131     $  1,017,889
ING T. Rowe Price Growth Equity                      $    884,322     $    646,483     $    671,471
ING UBS U.S. Large Cap Equity                        $    482,819     $    990,995     $  1,068,518
ING Van Kampen Comstock                              $    301,845     $    239,023     $     39,203
ING Van Kampen Equity and Income                     $     59,905     $      4,365     $      4,219


*The Portfolios had not commenced investment operations during the above periods.

For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the amount of affiliated brokerage commissions paid by the Portfolios was as follows:


                                                          2004
----------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL AMOUNT
                               TOTAL AMOUNT      OF COMMISSIONS           % OF TOTAL AMOUNT
                              OF COMMISSIONS        PAID TO                 OF COMMISSIONS
         PORTFOLIO                PAID             AFFILIATES             PAID TO AFFILIATES          AFFILIATED BROKER
----------------------------------------------------------------------------------------------------------------------------
ING American Century Large    $     107,604      $       7,175                  6.67%               CITIGROUP, INC.
Company Value

ING American Century Small    $      97,267      $         155                  0.16%               J.P. MORGAN CHASE & CO.
Cap Value
ING Goldman Sachs(R) Capital  $      95,869      $       8,919                  9.30%               CITIGROUP, INC.
Growth
ING Salomon Brothers          $      95,033      $       2,140                  2.25%               CITIGROUP, INC.
Fundamental Value
ING Salomon Brothers Large    $     205,400      $       2,635                  1.28%               CITIGROUP, INC.
Cap Growth
ING T. Rowe Price             $   1,042,861      $     434,421                 41.66%               FRED ALGER & CO. ,INC.
Diversified Mid Cap Growth
ING Van Kampen Comstock       $     301,845      $       6,034                  2.00%               MORGAN STANLEY & CO.,
                                                                                                    INC.
ING Van Kampen Equity and     $      59,905      $       3,237                  5.40%               MORGAN STANLEY & CO.,
Income                                                                                              INC.


                                                          2003
----------------------------------------------------------------------------------------------------------------------------
                               TOTAL AMOUNT        TOTAL AMOUNT OF        % OF TOTAL AMOUNT
                              OF COMMISSIONS         COMMISSIONS            OF COMMISSIONS
         PORTFOLIO                PAID           PAID TO  AFFILIATES      PAID TO AFFILIATES          AFFILIATED BROKER
----------------------------------------------------------------------------------------------------------------------------
ING T. Rowe Price             $     956,131      $     452,261                 47.30%               Fred Alger & Co., Inc.
Diversified Mid Cap Growth
ING Salomon Brothers          $     166,995      $      80,108                 47.97%               Fred Alger & Co., Inc.
Large Cap Growth
ING American Century          $     298,882      $     221,794                 74.21%               Fred Alger & Co., Inc.
Select
ING American Century          $      39,447      $         127                  0.32%               J.P. Morgan Chase &
Small Cap Value                                                                                     Company
ING Baron Small Cap           $      93,428      $      57,492                 61.54%               Baron Capital, Inc.
Growth
ING Goldman Sachs Core        $       2,969      $         758                 25.53%               Goldman Sachs
Equity
ING American Century          $      98,742      $       9,071                  9.19%               Citigroup, Inc.
Large Company Value
ING Salomon Brothers          $     100,418      $       5,210                  5.19%               Citigroup, Inc.
Fundamental Value
ING Van Kampen Comstock       $     239,023      $       4,342                  1.82%               Citigroup, Inc.

                                                          2002
----------------------------------------------------------------------------------------------------------------------------
                               TOTAL AMOUNT        TOTAL AMOUNT OF        % OF TOTAL AMOUNT
                              OF COMMISSIONS         COMMISSIONS            OF COMMISSIONS
         PORTFOLIO                PAID           PAID TO  AFFILIATES      PAID TO AFFILIATES          AFFILIATED BROKER
----------------------------------------------------------------------------------------------------------------------------
ING T. Rowe Price             $   1,017,889      $     592,621                 58.22%               Fred Alger & Co., Inc.
Diversified Mid Cap Growth
ING American Century Select   $     407,357      $     294,617                 72.32%               Fred Alger & Co., Inc.
ING American Century Small    $      16,430      $          12                  0.07%               JP Morgan Chase
Cap Value
ING Baron Small Cap Growth    $      30,296      $      19,499                 64.36%               Baron Capital, Inc.
ING Salomon Brothers          $     226,943      $       6,694                  2.95%               Salomon Smith Barney
Fundamental Value
ING American Century Large    $     148,004      $       8,087                  5.46%               Salomon Smith Barney
Company Value
ING Van Kampen Comstock       $      39,203      $         703                  1.79%               Morgan Stanley

During the fiscal year ended December 31, 2004, of the total commissions paid, the Funds received $86,232 by firms which provided research, statistical or other services to the Adviser. The Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

JP Morgan Chase is an affiliate of American Century Investment Management, Inc., the sub-adviser to the American Century Small Cap Value Portfolio. Baron Capital, Inc. is an affiliate of BAMCO, Inc., sub-adviser to the Baron Small Cap Growth Portfolio. Citigroup, Inc. is an affiliate of Goldman Sachs Asset Management, L.P., the sub-adviser of the Goldman Sachs Capital Growth Portfolio and the Goldman Sachs Core Equity Portfolio. Salomon Smith Barney is an affiliate of Salomon Brothers Asset Management Inc, the sub-adviser to the Salomon Brothers Aggressive Growth, Salomon Brothers Fundamental Value and American Century Large Company Value Portfolios. Morgan Stanley is an affiliate of Morgan Stanley Investment Management Inc. d/b/a Van Kampen, the sub-adviser to the Van Kampen Comstock Portfolio.

As of December 31, 2004, the following Portfolios held securities of the Fund's regular brokers or dealers (as defined in the 1940 Act) or their parents as follows:


                                                          VALUE OF
PORTFOLIO           HOLDING                               HOLDING          NAME OF REGULAR BROKER-DEALER
---------------------------------------------------------------------------------------------------------------
ING AMERICA         Bank of America                       $    2,617,249   Bank of America Securities LLC
CENTURY LARGE       Bank of New York                      $      842,184   BNY Brokerage, Inc
COMPANY VALUE       JP Morgan Chase                       $      975,250   JP Morgan Equities, Inc
                    Wachovia Corp                         $    1,157,200   Wachovia Securities, LLC
                    Goldman Sachs Group                   $      925,956   Goldman Sachs & Co
                    Merrill Lynch & Co                    $    1,500,227   Merrill Lynch Pierce Fenner & Smith
                    Morgan Stanley                        $      838,352   Morgan Stanley & Co
                    US BankCorp                           $    1,074,276   US BankCorp

ING AMERICAN        CitiGroup                             $    4,223,459   CitiGroup Global Markets, Inc
CENTURY SELECT      US BankCorp                           $    1,576,649   US BankCorp
PORTFOLIO           Bank of New York                      $    2,578,019   BNY Brokerage, Inc

ING AMERICAN        Piper Jaffray Cos                     $      259,409   Piper Jaffray & Co
CENTURY SMALL
CAP VALUE

ING BARON           Jeffries Group, Inc                   $    1,127,840   Jeffries & Co, Inc
SMALL CAP
GROWTH

ING                 Bank of America                       $      705,226   Bank of America Securities LLC
FUNDAMENTAL         Bank of New York                      $       96,918   BNY Brokerage, Inc
RESEARCH            Citigroup                             $      934,692   CitiGroup Global Markets, Inc
                    State Street Corp                     $       58,944   State Street Bank & Trust Co
                    Wachovia Corp                         $      320,650   Wachovia Securities, LLC
                    Bear Stearns Co                       $       66,501   Bear Stearns & Co, Inc
                    E*Trade Financial                     $       24,667   E*Trade Financial
                    Goldman Sachs Group                   $      187,272   Goldman Sachs & Co
                    Lehman Bros Holdings                  $      157,464   Lehman Bros Inc
                    Merrill Lynch & Co                    $      215,172   Merrill Lynch Pierce Fenner & Smith
                    Morgan Stanley                        $      227,632   Morgan Stanley & Co
                    US BankCorp                           $      216,108   US BankCorp

ING GOLDMAN         Citigroup                             $      558,888   CitiGroup Global Markets, Inc
SACHS(R) CAPITAL    JP Morgan Chase                       $      948,879   JP Morgan Equities, Inc
GROWTH              Charles Schwab                        $      949,146   Charles Schwab & Co
                    Merrill Lynch & Co                    $      709,470   Merrill Lynch Pierce Fenner & Smith
                    Morgan Stanley                        $      718,984   Morgan Stanley & Co

ING GOLDMAN         Bank of America                       $    3,726,307   Bank of America Securities LLC
SACHS(R) CORE       Citigroup                             $      759,606   CitiGroup Global Markets, Inc
EQUITY              JP Morgan Chase                       $    3,155,909   JP Morgan Equities, Inc
                    Wachovia Corp                         $    1,825,220   Wachovia Securities, LLC
                    Merrill Lynch & Co                    $    1,554,020   Merrill Lynch Pierce Fenner & Smith
                    US BankCorp                           $      845,640   US BankCorp

ING JPMORGAN        UBS AG                                $   12,524,113   UBS Securities, Inc
FLEMING             ABN Amro Holdings                     $    8,208,616   ABN Amro Equities
INTERNATIONAL       BNP Paribas SA                        $    9,105,278   BNP Paris
                    HSBC Holdings PLC                     $   16,346,444   HSBC Securities, Inc

ING JPMORGAN MID    Legg Mason, Inc                       $    1,373,625   Legg Mason Wood Walker, Inc
CAP VALUE

ING MFS             Bank of America                       $    1,680,550   Bank of America Securities LLC
CAPITAL             Citigroup                             $    1,985,835   CitiGroup Global Markets, Inc
OPPORTUNITIES       Goldman Sachs Group                   $      353,736   Goldman Sachs & Co
                    JP Morgan Chase                       $    4,428,415   JP Morgan Equities, Inc
                    Merrill Lynch & Co                    $    3,299,902   Merrill Lynch Pierce Fenner & Smith

ING OPCAP           CitiGroup 03/06/07                    $      650,568   CitiGroup Global Markets, Inc
BALANCED            CitiGroup 02/21/17                    $      438,230   CitiGroup Global Markets, Inc
                    JP Morgan Chase 05/30/07              $    1,123,393   JP Morgan Equities, Inc
                    US Bank NA 11/15/06                   $      952,344   US BankCorp
                    Wachovia Corp 11/01/06                $      951,169   Wachovia Securities, LLC
                    Bear Stearns Co 05/01/06              $      916,383   Bear Stearns & Co, Inc
                    Credit Suisse FB 04/15/07             $      901,893   Credit Suisse First Boston LLC
                    Goldman Sachs 09/01/12                $      637,000   Goldman Sachs & Co
                    Merrill Lynch 01/26/06                $      916,752   Merrill Lynch Pierce Fenner & Smith

ING                 HSBC Holdings (ADR)                   $       59,598   HSBC Securities, Inc
OPPENHEIMER         HSBC Holdings                         $   10,080,876   HSBC Securities, Inc
GLOBAL              JP Morgan Chase                       $   15,385,544   JP Morgan Equities, Inc
                    Wachovia Corp                         $   10,025,560   Wachovia Securities, LLC
                    ABN Amro Holdings                     $    9,573,458   ABN Amro Equities
                    Charles Schwab                        $    3,339,232   Charles Schwab & Co
                    Citigroup                             $    3,064,248   CitiGroup Global Markets, Inc

ING PIMCO           CitiGroup 08/27/12                    $      106,660   CitiGroup Global Markets, Inc
TOTAL RETURN        Goldman Sachs 07/23/09                $      703,218   Goldman Sachs & Co
                    Morgan Stanley 03/01/13               $      103,142   Morgan Stanley & Co
                    Bank of America Mortgages             $      474,146   Bank of America Securities LLC
                    Bear Stearns Mortgages                $       50,152   Bear Stearns & Co, Inc
                    Bear Stearns Commercial Mortgages     $      700,924   Bear Stearns & Co, Inc
                    Credit Suisse Mortgages               $      480,207   Credit Suisse First Boston LLC

ING SALOMON         Goldman Sachs Group                   $      280,492   Goldman Sachs & Co
BROTHERS            Lehman Bros Holdings                  $   49,347,818   Lehman Bros Inc
AGGRESSIVE          Merrill Lynch & Co                    $   31,896,858   Merrill Lynch Pierce Fenner & Smith
GROWTH

ING SALOMON         Bank of New York                      $      494,616   BNY Brokerage, Inc
BROTHERS            JP Morgan Chase                       $    1,145,178   JP Morgan Equities, Inc
FUNDAMENTAL         State Street Corp                     $      594,352   State Street Bank & Trust Co
VALUE               Merrill Lynch & Co                    $      824,826   Merrill Lynch Pierce Fenner & Smith
                    Morgan Stanley                        $      399,744   Morgan Stanley & Co

ING SALOMON         Merrill Lynch & Co                    $    2,761,374   Merrill Lynch Pierce Fenner & Smith
BROTHERS LARGE      Morgan Stanley                        $    2,215,248   Morgan Stanley & Co
CAP GROWTH

ING T. ROWE         Legg Mason, Inc                       $    2,271,060   Legg Mason Wood Walker, Inc
PRICE               Charles Schwab                        $    2,934,984   Charles Schwab & Co
DIVERSIFIED MID     State Street Corp                     $    5,295,136   State Street Bank & Trust Corp
CAP GROWTH

ING T. ROWE         Charles Schwab                        $    4,584,268   Charles Schwab & Co
PRICE GROWTH        Credit Suisse Group                   $    7,004,255   Credit Suisse First Boston LLC
EQUITY              Goldman Sachs Group                   $    5,607,756   Goldman Sachs & Co
                    Merrill Lynch & Co                    $   10,011,475   Merrill Lynch Pierce Fenner & Smith
                    State Street Corp                     $   17,290,240   State Street Bank & Trust Corp
                    UBS AG                                $   11,718,812   UBS Securities LLC
                    US BankCorp                           $    8,659,980   US BankCorp

ING UBS U.S.        Citigroup                             $   11,568,018   CitiGroup Global Markets, Inc
LARGE CAP           JP Morgan Chase                       $    6,147,976   JP Morgan Equities, Inc
EQUITY              Morgan Stanley                        $    8,311,344   Morgan Stanley & Co

ING VAN             Bank of America                       $   10,598,125   Bank of America Securities LLC
KAMPEN              Citigroup                             $   10,366,409   CitiGroup Global Markets, Inc
COMSTOCK            JP Morgan Chase                       $    1,774,565   JP Morgan Equities, Inc
                    Wachovia Corp                         $    1,611,769   Wachovia Securities, LLC
                    Lehman Bros Holdings                  $    1,627,128   Lehman Bros Inc
                    Merrill Lynch & Co                    $    2,281,421   Merrill Lynch Pierce Fenner & Smith

ING VAN             Bank of America                       $    6,156,160   Bank of America Securities LLC
KAMPEN EQUITY       CitiGroup                             $    9,847,028   CitiGroup Global Markets, Inc
AND INCOME          JP Morgan Chase                       $   12,398,548   JP Morgan Equities, Inc
                    Charles Schwab                        $    2,009,878   Charles Schwab & Co
                    Goldman Sachs Group                   $    1,436,792   Goldman Sachs & Co
                    Lehman Bros Holdings                  $    8,853,851   Lehman Bros Inc
                    Merrill Lynch & Co                    $    8,557,271   Merrill Lynch Pierce Fenner & Smith
                    Bank of America 02/17/09              $      416,837   Bank of America Securities LLC
                    Bank of New York 07/01/07             $       52,013   BNY Brokerage, Inc
                    CitiGroup 02/21/12                    $      164,336   CitiGroup Global Markets, Inc
                    CitiGroup 01/18/11                    $      279,516   CitiGroup Global Markets, Inc
                    JP Morgan Chase 02/01/11              $      281,205   JP Morgan Equities, Inc
                    Wachovia Corp 02/17/09                $      469,975   Wachovia Securities, LLC
                    CitiGroup 08/27/12                    $      213,320   CitiGroup Global Markets, Inc
                    Goldman Sachs 01/15/11                $      282,397   Goldman Sachs & Co
                    Goldman Sachs 10/15/13                $      204,978   Goldman Sachs & Co
                    Goldman Sachs 01/15/12                $       83,822   Goldman Sachs & Co


The Fund may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Fund under which the broker-dealer allocates a portion of the commissions paid by a Portfolio toward the reduction of the Portfolio's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

                              DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Fund to issue eight (8) billion shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares.

Each Initial Share, Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Initial Class shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Initial Class shares of a Fund are offered without a sales charge, a shareholder servicing fee or a distribution fee.


Service Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio 's Service Class held by customers of such Service Organizations.

Adviser Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of 0.25% (on an annualized basis) of the respective Portfolio's Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a "Service Organization" and collectively "Service Organizations") for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares ("Distribution Services"), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Ms. Tillinghast, Vice President of the Fund, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of ILIAC, the parent company of the Distributor.


Adviser Class shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Adviser Class held by customers of such Service Organizations.


The tables below disclose the shareholder servicing and 12b-1 fees paid by each of the Portfolios for the year ended December 31, 2004:


                                                    FEE PAID OUT (IN DOLLARS)
-----------------------------------------------------------------------------------
PORTFOLIO                                       SHAREHOLDER SERVICING      12b-1
-----------------------------------------------------------------------------------
ING American Century Large Company Value
     Initial                                                -                    -
     Service Class                                    162,836                    -
     Adviser Class                                     19,760               19,760

ING American Century Select
     Initial                                                -                    -
     Service Class                                     10,100                    -
     Adviser Class                                    107,140              107,140

ING American Century Small Cap Value
     Initial                                                -                    -
     Service Class                                     61,733                    -
     Adviser Class                                     10,302               10,302

ING Baron Small Cap Growth
     Initial                                                -                    -
     Service Class                                    175,546                    -
     Adviser Class                                     20,528               20,528

ING Fundamental Research
     Initial                                                -                    -
     Service Class                                     95,094                    -
     Adviser Class                                     10,503               10,503

ING Goldman Sachs(R) Capital Growth
     Initial                                                -                    -
     Service Class                                    212,651                    -
     Adviser Class                                     13,961               13,961

ING Goldman Sachs(R) Core Equity
     Initial                                                -                    -
     Service Class                                    250,443                    -
     Adviser Class                                         77                   77

ING JPMorgan Fleming International
     Initial                                                -                    -
     Service Class                                    178,253                    -
     Adviser Class                                      3,793                3,793

ING JPMorgan Mid Cap Value
     Initial                                                -                    -
     Service Class                                     80,872                    -
     Adviser Class                                      7,086                7,086

ING MFS Capital Opportunities
     Initial                                                -                    -
     Service Class                                      1,062                    -
     Adviser Class                                        509                  509

                                                    FEE PAID OUT (IN DOLLARS)
-----------------------------------------------------------------------------------
PORTFOLIO                                       SHAREHOLDER SERVICING      12b-1
-----------------------------------------------------------------------------------
ING OpCap Balanced Value
     Initial                                                -                    -
     Service Class                                    378,685                    -
     Adviser Class                                      8,405                8,405

ING Oppenheimer Global
     Initial                                                -                    -
     Service Class                                     39,165                    -
     Adviser Class                                     23,880               23,880

ING Oppenheimer Strategic Income(1)
     Initial                                                -                    -
     Service Class                                     11,392                    -
     Adviser Class                                        645                  645

ING PIMCO Total Return
     Initial                                                -                    -
     Service Class                                    152,883                    -
     Adviser Class                                     37,718               37,718

ING Salomon Brothers Aggressive Growth
     Initial                                                -                    -
     Service Class                                    311,249                    -
     Adviser Class                                      5,320                5,320

ING Salomon Brothers Fundamental Value
     Initial                                                -                    -
     Service Class                                    143,542                    -
     Adviser Class                                     12,546               12,546

ING Salomon Brothers Large Cap Growth
     Initial                                                -                    -
     Service Class                                      2,764                    -
      Adviser Class                                    99,357               99,357

ING T. Rowe Price Diversified Mid Cap Growth
     Initial                                                -                    -
     Service Class                                     77,051                    -
     Adviser Class                                    215,571              215,571

ING T. Rowe Price Growth Equity
     Initial                                                -                    -
     Service Class                                     28,115                    -
     Adviser Class                                    173,481              173,481

ING UBS U.S. Large Cap Equity
     Initial                                                -                    -
     Service Class                                      4,137                    -
     Adviser Class                                        106                  106

ING Van Kampen Comstock
     Initial                                                -                    -
     Service Class                                    491,009                    -
     Adviser Class                                     25,162               25,162

ING Van Kampen Equity and Income
     Initial                                                -                    -
     Service Class                                     47,571                    -
     Adviser Class                                      2,451                2,451




(1) The Distributor has contractually agreed to waive all or a portion of its Shareholder Services fees and/or reimburse Shareholder Services Fees for the Portfolio's Adviser and Service Class Shares so that Total Net Operating Expenses do not exceed 0.75% through April 30, 2006.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Portfolios for the fiscal period ended December 31, 2004 were as follows:

                                                        ADVISER     INITIAL    SERVICE
             DISTRIBUTION EXPENSES                       CLASS       CLASS      CLASS
             ---------------------------------------------------------------------------
             AMERICAN CENTURY LARGE COMPANY VALUE
             Advertising                                      1           -          3
             Printing                                         9           6         57
             Salaries & Commissions                       6,157       3,434     36,582
             Broker Servicing                             2,104          43        460
             Miscellaneous                                  601         335      3,568
             TOTAL                                        8,872       3,818     40,670

             AMERICAN CENTURY SELECT
             Advertising                                      7          11          1
             Printing                                       127         213         21
             Salaries & Commissions                      80,898     136,297     13,466
             Broker Servicing                            90,021       1,716        170
             Miscellaneous                                7,889      13,292      1,313
             TOTAL                                      178,940     151,529     14,971

             AMERICAN CENTURY SMALL CAP VALUE
             Advertising                                      -           1          1
             Printing                                         4          28         25
             Salaries & Commissions                       2,625      17,716     15,919
             Broker Servicing                             1,233         223        200
             Miscellaneous                                  256       1,728      1,553
             TOTAL                                        4,118      19,696     17,698

             BARON SMALL CAP GROWTH
             Advertising                                      1           1          5
             Printing                                        14          23         90
             Salaries & Commissions                       9,240      14,521     57,640
             Broker Servicing                             2,337         183        726
             Miscellaneous                                  901       1,416      5,620
             TOTAL                                       12,493      16,144     64,081

             FUNDAMENTAL RESEARCH
             Advertising                                      -           -          -
             Printing                                         3           3         37
             Salaries & Commissions                       2,032       1,882     23,869
             Broker Servicing                             5,662          24        300
             Miscellaneous                                  198         183      2,328
             TOTAL                                        7,895       2,092     26,536

             GOLDMAN SACHS CAPITAL GROWTH
             Advertising                                      -           -          4
             Printing                                         7           3         78
             Salaries & Commissions                       4,457       1,663     49,858
             Broker Servicing                               264          21        628

                                                        ADVISER     INITIAL    SERVICE
             DISTRIBUTION EXPENSES                       CLASS       CLASS      CLASS
             ---------------------------------------------------------------------------
             Miscellaneous                                  436         162      4,861
             TOTAL                                        5,164       1,849     55,429

             GOLDMAN SACHS CORE EQUITY
             Advertising                                      -           -          5
             Printing                                         1           -        100
             Salaries & Commissions                         373           -     63,503
             Broker Servicing                                33           -        799
             Miscellaneous                                   36           -      6,193
             TOTAL                                          443           -     70,600

             JPMORGAN FLEMING INTERNATIONAL
             Advertising                                      -          12         13
             Printing                                         2         226        254
             Salaries & Commissions                         992     144,345    161,908
             Broker Servicing                             1,110       1,817      2,038
             Miscellaneous                                   97      14,076     15,789
             TOTAL                                        2,201     160,476    180,002

             JPMORGAN MID CAP VALUE
             Advertising                                      -           3          3
             Printing                                         4          48         61
             Salaries & Commissions                       2,318      31,122     38,990
             Broker Servicing                             1,756         392        491
             Miscellaneous                                  226       3,036      3,802
             TOTAL                                        4,304      34,601     43,347

             MFS CAPITAL OPPORTUNITIES
             Advertising                                      1          11          -
             Printing                                        10         213          -
             Salaries & Commissions                       6,449     135,728        180
             Broker Servicing                               199       1,709          2
             Miscellaneous                                  628      13,236         17
             TOTAL                                        7,287     150,897        199

             OPCAP BALANCE VALUE
             Advertising                                      -           1          7
             Printing                                         5          10        136
             Salaries & Commissions                       3,154       6,556     86,962
             Broker Servicing                               596          83      1,095
             Miscellaneous                                  308         639      8,480
             TOTAL                                        4,063       7,289     96,680

             OPPENHEIMER GLOBAL
             Advertising                                      9          58          7
             Printing                                       171       1,109        127
             Salaries & Commissions                     109,512     708,627     81,207
             Broker Servicing                             4,318       8,920      1,022

                                                        ADVISER     INITIAL    SERVICE
             DISTRIBUTION EXPENSES                       CLASS       CLASS      CLASS
             ---------------------------------------------------------------------------
             Miscellaneous                               10,680      69,106      7,919
             TOTAL                                      124,690     787,820     90,282

             OPPENHEIMER STRATEGIC INCOME
             Advertising                                      -          10          6
             Printing                                         7         188        123
             Salaries & Commissions                       4,496     120,238     78,387
             Broker Servicing                                57       1,514        987
             Miscellaneous                                  438      11,725      7,644
             TOTAL                                        4,998     133,675     87,147

             PIMCO TOTAL RETURN
             Advertising                                      1           3          5
             Printing                                        13          65         98
             Salaries & Commissions                       8,344      41,503     62,826
             Broker Servicing                             8,365         522        791
             Miscellaneous                                  814       4,048      6,127
             TOTAL                                       17,537      46,141     69,847

             SALOMON BROTHERS AGGRESSIVE GROWTH
             Advertising                                      -          18         25
             Printing                                         2         343        475
             Salaries & Commissions                       1,448     218,971    303,524
             Broker Servicing                             1,556       2,756      3,821
             Miscellaneous                                  142      21,354     29,600
             TOTAL                                        3,148     243,442    337,445

             SALOMON BROTHERS FUNDAMENTAL VALUE
             Advertising                                      2           -          2
             Printing                                        31           -         33
             Salaries & Commissions                      20,210       1,338     21,320
             Broker Servicing                             2,952          17        268
             Miscellaneous                                1,972         132      2,080
             TOTAL                                       25,167       1,487     23,703

             SALOMON BROTHERS LARGE CAP GROWTH
             Advertising                                      2           1          1
             Printing                                        42          25         22
             Salaries & Commissions                      26,455      15,549     13,687
             Broker Servicing                            99,586         196        172
             Miscellaneous                                2,580       1,516      1,334
             TOTAL                                      128,665      17,287     15,216

             T. ROWE PRICE DIVERSIFIED MID CAP
               GROWTH
             Advertising                                     10          28          4
             Printing                                       190         538         66

                                                        ADVISER     INITIAL    SERVICE
             DISTRIBUTION EXPENSES                       CLASS       CLASS      CLASS
             ---------------------------------------------------------------------------
             Salaries & Commissions                     121,689     343,966     42,756
             Broker Servicing                           213,287       4,330        538
             Miscellaneous                               11,867      33,544      4,170
             TOTAL                                      347,043     382,406     47,534

             T. ROWE PRICE GROWTH EQUITY
             Advertising                                      4          37          2
             Printing                                        83         699         32
             Salaries & Commissions                      52,975     447,030     20,611
             Broker Servicing                            56,377       5,627        259
             Miscellaneous                                5,166      43,595      2,010
             TOTAL                                      114,605     496,988     22,914

             UBS U.S. LARGE CAP EQUITY
             Advertising                                      -          12          1
             Printing                                         -         224         21
             Salaries & Commissions                          64     143,048     13,637
             Broker Servicing                                78       1,801        172
             Miscellaneous                                    6      13,950      1,330
             TOTAL                                          142     159,035     15,161

             VAN KAMPEN COMSTOCK
             Advertising                                      -           3          15
             Printing                                        10          48         292
             Salaries & Commissions                       5,867      30,688     186,710
             Broker Servicing                             5,365         386       2,350
             Miscellaneous                                  572       2,993      18,209
             TOTAL                                       11,814      34,118     207,576

             VAN KAMPEN EQUITY AND INCOME
             Advertising                                      1          36           8
             Printing                                        12         687         143
             Salaries & Commissions                       7,993     439,396      91,760
             Broker Servicing                               518       5,531       1,155
             Miscellaneous                                  780      42,850       8,949
             TOTAL                                        9,304     488,500     102,015


Shareholders of the Adviser Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shareholders of Initial Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Fund shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

                                 NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. See "Shareholder Information - Net Asset Value" in the Prospectuses. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.


If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuation recommendations suggested by such research service, and valuations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.


Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.


                                   TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY-- Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

QUALIFICATION OF SEGREGATED ASSET ACCOUNTS-- Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.


The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The arrangements concerning these Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract's proportionate share of the assets of the separate account. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.

If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.


EXCISE TAX ON REGULATED INVESTMENT COMPANIES-- A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS-- The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

                              FINANCIAL STATEMENTS


The financial statements and independent registered public accounting firm's report thereon for ING American Century Large Company Value, ING American Century Select, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING Fundamental Research, ING Goldman Sachs(R) Capital

Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Fleming International, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING OpCap Balanced Value, ING Oppenheimer Global, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING UBS U.S. Large Cap Equity, ING Van Kampen Comstock and ING Van Kampen Equity and Income are included in the Fund's Annual Report as of and for the period ended December 31, 2004, and have been incorporated into this SAI.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

                                    APPENDIX B

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination

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(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.   DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.    APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.     VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

       A.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

       B.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

              1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

              In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

              2.     NON-VOTES: Votes in Which No Action is Taken

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

              Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

              3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

              If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

              If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

              4.     Referrals to a Fund's Valuation and Proxy Voting Committee

              A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

              The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

              The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.    CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.   REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.   Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

       Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

       Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

       B.   Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation and Proxy Voting Committee ("Committee").

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

       C.   Proxy Group

       The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

       A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

       For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

       D.   Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.   VOTING PROCEDURES

       A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       B.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

       C.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

              1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

              In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

              2.     NON-VOTES: Votes in Which No Action is Taken

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

              Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

              3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

              4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

       A.     Assessment of the Agent

              The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

              Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

       B.     Conflicts of Interest

              The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

              In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

              For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

              The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                          TITLE OR AFFILIATION
Stanley D. Vyner                  Chief Investment Risk Officer and Executive Vice President of
                                  ING Investments, LLC

Karla J. Bos                      Proxy Coordinator for the ING Funds and Manager - Special
                                  Projects, ING Funds Services, LLC

Maria Anderson                    Vice President of Fund Compliance, ING Funds Services, LLC

Michael J. Roland                 Executive Vice President and Chief Financial Officer of ING
                                  Investments, LLC; Vice President, ING Life Insurance and Annuity
                                  Company; and Assistant Secretary, Directed Services, Inc.

Todd Modic                        Vice President of Financial Reporting - Fund Accounting of
                                  ING Funds Services, LLC

Theresa K. Kelety, Esq.           Counsel, ING Americas US Legal Services

Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS


I.     INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.     THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence.

Consider nominees who sit on more than six public company boards on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

    (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

    (2)   Only if the director's legal expenses would be covered.

2.     PROXY CONTESTS

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.     AUDITORS

RATIFYING AUDITORS

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.     PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.     TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.     MISCELLANEOUS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

    - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

    -  If the dissidents agree, the policy remains in place.

    -  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.     CAPITAL STRUCTURE

Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

   - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

   - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

   - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense. Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.     EXECUTIVE AND DIRECTOR COMPENSATION

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.

Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

       AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

       Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

       AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

       Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

       AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

       Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
       Section 162(m) should be evaluated on a CASE-BY-CASE basis.

       APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

       Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors. Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive

Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.     STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.    MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.    MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.    SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.    GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:

   -   the opening of the shareholder meeting

   -   that the meeting has been convened under local regulatory requirements
   -   the presence of quorum
   -   the agenda for the shareholder meeting
   -   the election of the chair of the meeting
   -   the appointment of shareholders to co-sign the minutes of the meeting
   -   regulatory filings (E.G., to effect approved share issuances)
   - the designation of inspector or shareholder representative(s) of minutes of meeting
   -   the designation of two shareholders to approve and sign minutes of meeti
   -   the allowance of questions
   -   the publication of minutes
   -   the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS

With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS

Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES

Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
   -   it is editorial in nature;
   -   shareholder rights are protected;
   -   there is negligible or positive impact on shareholder value;
   -   management provides adequate reasons for the amendments; or
   -   the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
   - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.
   - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS

In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                  ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO*
                      ING FIDELITY(R) VIP GROWTH PORTFOLIO

                  ING FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO

                      ING FIDELITY(R) VIP MID CAP PORTFOLIO

                                  SERVICE CLASS
                                  ADVISER CLASS


            Statement of Additional Information dated: April 29, 2005

This Statement of Additional Information ("SAI") pertains only to ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio (individually a "Portfolio" and collectively, the "Portfolios"). This SAI is not a prospectus but should be read in conjunction with the current Service Class and Adviser Class Prospectus for the Portfolios dated April 29, 2005 ("Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. Free copies of the Prospectus and the SAI are available upon request by writing to ING Partners, Inc. at the address listed above or by calling 1-800-262-3862.


Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.


* Fidelity and Contrafund are registered trademarks of Fidelity Management & Research Corp.

                                TABLE OF CONTENTS


                                                                             PAGE
FUND HISTORY                                                                    1
DESCRIPTION OF THE FUND                                                         1
MASTER/FEEDER STRUCTURE                                                         1
INVESTMENT POLICIES AND LIMITATIONS                                             2
INVESTMENT RESTRICTIONS OF THE MASTER FUNDS                                     4
DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES        10
MANAGEMENT OF THE FUND                                                         23
BOARD                                                                          28
COMPENSATION OF DIRECTORS                                                      29
COMPENSATION TABLE                                                             29
OWNERSHIP OF PORTFOLIO SHARES                                                  30
CODE OF ETHICS                                                                 32
DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES                             32
PROXY VOTING PROCEDURES                                                        33
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                     33
INVESTMENT ADVISORY AND OTHER SERVICES                                         34
PRINCIPAL UNDERWRITER                                                          39
BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER                                    40
DESCRIPTION OF SHARES                                                          40
VOTING RIGHTS                                                                  42
NET ASSET VALUE                                                                43
TAX STATUS                                                                     43
OTHER INFORMATION                                                              45
FINANCIAL STATEMENTS                                                           46
APPENDIX A                                                                    A-1
APPENDIX A-2                                                                  A-3

                                  FUND HISTORY

ING Partners, Inc. ("Fund"), formerly known as Portfolio Partners, Inc., was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Fund changed its name to ING Partners, Inc. effective May 1, 2002.

                             DESCRIPTION OF THE FUND


The Fund is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. This SAI pertains only to the following four Portfolios: ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio. The investment objective of each Portfolio is not fundamental and, therefore, can be changed by the Board of Directors of the Fund ("Board") without the approval of a majority (as defined in the Investment Company Act of 1940 ("1940 Act")) of the respective Portfolio's outstanding voting securities.


For more information regarding the classes of shares that are authorized, refer to the paragraph "Description of Shares" in this SAI. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus.




                             MASTER/FEEDER STRUCTURE

Each Portfolio (each a "Feeder Portfolio" and, collectively, the "Feeder Portfolios") invests all of its assets in a series of Fidelity Variable Insurance Products, Fidelity Variable Insurance Products II, and Fidelity Variable Insurance Products III, respectively (the "Master Series") (each series a "Master Fund" and collectively, the "Master Funds") in a master/feeder structure. The Feeder Portfolios do not buy investment securities directly. Instead, each Feeder Portfolio invests in a Master Fund, which in turn purchases investment securities. Each Feeder Portfolio's Master Fund is listed below:


FUND FEEDER PORTFOLIO                                  FIDELITY VIP MASTER FUND
ING Fidelity(R) VIP Contrafund(R) Portfolio            VIP Contrafund(R) Portfolio (Service Class 2 Shares)
ING Fidelity(R) VIP Growth Portfolio                   VIP Growth Portfolio (Service Class 2 Shares)
ING Fidelity(R) VIP Equity-Income Portfolio            VIP Equity-Income Portfolio (Service Class 2 Shares)
ING Fidelity(R) VIP Mid Cap Portfolio                  VIP Mid Cap Portfolio (Service Class 2 Shares)


The investment adviser for the Master Funds is Fidelity Management & Research Company ("FMR"). FMR is a wholly-owned subsidiary of FMR Corp. In addition to selling its shares to the Feeder Portfolio, each Master Fund has and may continue to sell its shares to other mutual funds or other accredited investors ("Interestholders"). The expenses and, correspondingly, the returns of other Interestholders in a Master Fund may differ from those of the corresponding Feeder Portfolio.

The Board believes that, as other investors invest their assets in a Feeder Portfolio and Interestholders invest their assets in the corresponding Master Fund in which the Feeder Portfolio invests, certain economic efficiencies may be realized with respect to the Feeder Portfolio and the Master Fund. For example, fixed expenses that otherwise would have been borne solely by a Master Fund (and the other Interestholders in that Master Fund) or the corresponding Feeder Portfolio would be spread across a larger asset base as more Interestholders invest in the Master Fund. However, if an investor or an Interestholder withdraws its investment from a Master Fund or Feeder Portfolio, respectively, the economic efficiencies (E.G., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Feeder Portfolio, and in turn, the Master Fund, may not be fully achieved or maintained. In addition, given the relatively complex nature of the master-feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value would be affected at the master and/or feeder level.


In addition, as described below, under the terms of the Investment Management Agreement and the Administration Agreement, if a Feeder Portfolio divests itself of its interests in a Master Fund and the Fund's Board asks ING Life

Insurance and Annuity Company ("ILIAC") as the Portfolios' investment adviser, to manage the Feeder Portfolios, each Feeder Portfolio would pay an advisory fee to ILIAC, rather than FMR, in accordance with the same fee schedule currently applicable to fees paid by the Master Fund to FMR, and also an administration fee of 0.15%, 0.14%, 0.14% and 0.17%, respectively, to ING Funds Services, LLC, for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio. A Portfolio's expenses may be higher if the Fund were to withdraw a Portfolio's assets from a Master Fund.


Under the master/feeder structure, the Fund retains the right to withdraw a Feeder Portfolio's assets from the Master Fund. The Fund also reserves the right to suspend or terminate purchases of shares of a Master Fund by the Fund and a Portfolio if such action is required by law, or if the Fund's Board while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state law, deems it necessary, appropriate and in the best interest of the Fund and its shareholders (including contract owners) or in response to the order of an appropriate regulatory authority. If the Fund were to withdraw a Feeder Portfolio's assets, the Fund's Board would then consider whether to invest the Feeder Portfolio's assets in another pooled investment entity, ask ILIAC to manage either directly or with a sub-adviser under the Investment Management Agreement between the Fund and ILIAC, or take other appropriate action.

Investment of each Feeder Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Feeder Portfolio and a shareholder vote is not required for any Feeder Portfolio to withdraw its investment from its corresponding Master Fund.

The board of trustees of each Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund's performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.


THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUNDS IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.


                       INVESTMENT POLICIES AND LIMITATIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FEEDER PORTFOLIOS - The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Feeder Portfolio's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Feeder Portfolio's voting securities present at a meeting if the holders of more than 50% of that Feeder Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Feeder Portfolio's outstanding voting securities. The investment objectives and all other investment policies or practices of the Feeder Portfolios are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.


FOR THE ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO, ING FIDELITY(R) VIP GROWTH PORTFOLIO, ING FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO, AND ING FIDELITY(R) VIP MID CAP PORTFOLIO:


A Feeder Portfolio may not:

     (1) Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Feeder Portfolio to: (i) enter into commitments to purchase securities in accordance with a Feeder Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

     (2) Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (3) Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Feeder Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Feeder Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

     (4) Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Feeder Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or
(iv) hold and sell real estate acquired by the Feeder Portfolio as a result of the ownership of securities;

     (5) Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (6) Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Feeder Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

     (7) Deviate from being a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

     (8) "Concentrate" its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Feeder Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Feeder Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by a Feeder Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Feeder Portfolio's holdings of illiquid securities exceed 15% because of changes in the value of a Feeder Portfolio's investments, a Feeder Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Feeder Portfolio. Otherwise, a Feeder Portfolio may continue to hold a security even though it causes the Feeder Portfolio to exceed a percentage limitation because of fluctuation in the value of the Feeder Portfolio's assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTION OF THE FEEDER PORTFOLIOS - Each Feeder Portfolio has adopted the following non-fundamental investment restriction to enable it to invest in its corresponding Master Fund:

     Notwithstanding any other investment policy of the Feeder Portfolio, the Feeder Portfolio may invest all of its net assets in an open-end management investment company having the same investment objective and limitations as the Feeder Portfolio.

Each Feeder Portfolio has also adopted the same investment restrictions as the Master Fund in which it invests. These investment restrictions, the investment objective and all other investment policies or practices of the Feeder Portfolios, are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.

                   INVESTMENT RESTRICTIONS OF THE MASTER FUNDS

A Master Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Master Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations of the Master Funds described in this SAI are not fundamental and may be changed without shareholder approval.


INVESTMENT LIMITATIONS OF VIP CONTRAFUND(R) PORTFOLIO


The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.


For the VIP Contrafund(R) Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.


INVESTMENT LIMITATIONS OF VIP GROWTH PORTFOLIO

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(g) FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Growth Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.


INVESTMENT LIMITATIONS OF VIP EQUITY-INCOME PORTFOLIO


The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(g) FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.


For the VIP Equity-Income Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.


INVESTMENT LIMITATIONS OF VIP MID CAP PORTFOLIO

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.


(9) The fund may, nothwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.


THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.


(g) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.


The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Mid Cap Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.

For purposes of normally investing at least 80% of the fund's assets in securities of companies with medium market capitalizations, FMR intends to measure the capitalization range of the Russell Midcap(R) Index and the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") no less frequently than once a month.

GENERAL. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Feeder Portfolio's or its Master Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Feeder Portfolio's or its Master Fund's acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Feeder Portfolio's or its Master Funds investment policies and limitations. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Feeder Portfolio's policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

With respect to the fundamental policy on "concentration", industry classifications of domestic issuers for all Feeder Portfolios are determined in accordance with the current Directory of Companies Filing Annual Reports with the SEC. Industry classifications of foreign issuers for the Feeder Portfolios or Master Funds are based on data provided by Bloomberg L.P. and other industry data sources.

     DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

INVESTMENT STRATEGIES AND RISKS

MASTER FUNDS - The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds which is delivered together with this SAI.

FEEDER PORTFOLIOS - The following supplements the discussion in the Feeder Portfolios' Prospectus and in the Master Funds' prospectus and statement of additional information of the investment strategies, policies and risk of each Feeder Portfolio and its Master Fund. Because a Feeder Portfolio invests all of its assets in a Master Fund, it holds only beneficial interests or shares of the Master Fund. Each Master Fund invests directly in individual securities of other issuers. These investment strategies and policies are not fundamental and may be changed without approval of the shareholders of the Feeder Portfolios. The statement of additional information for the Master Funds is delivered together with this SAI.

AFFILIATED BANK TRANSACTIONS - A Master Fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the Master Fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees of the Master Funds has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES - Asset-backed securities represent interests in pools of mortgages, loans, receivables, and other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

BORROWING - Each Master Fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a Master Fund or a Feeder Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Master Fund or a Feeder Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT - A Master Fund can hold uninvested cash or it can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL FUNDS - Central Funds are money market or short -term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money markets funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

COMMON STOCK - Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES - Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Master Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

DEBT SECURITIES - Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

FOREIGN CURRENCY TRANSACTIONS - A Master Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Master Fund. A Master Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a Master Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Master Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A Master Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Master Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Master Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Master Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Master Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Master Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a Master Fund's investment exposure to changes in currency exchange rates and could result in losses to a Master Fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a Master Fund by selling that currency in exchange for dollars, a Master Fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a Master Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a Master Fund 's exposure to a foreign currency and that currency's value declines, a Master Fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a Master Fund or that it will hedge at appropriate times.

FOREIGN MARKETS - Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

ILLIQUID SECURITIES - Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Master Fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a Master Fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a Master Fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES - Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM - Pursuant to an exemptive order issued by the SEC, a Master Fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Master Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Master Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT-GRADE DEBT SECURITIES - Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a Master Fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's Investors Service, Standard & Poor's ("S&P"), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization ("NRSRO") by the SEC, or is unrated but considered to be of equivalent quality by FMR.

LOAN AND OTHER DIRECT DEBT INSTRUMENTS - Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Master Fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each Master Fund limits the amounts of total assets that it will invest in any one issuer or in issuers within the same industry (see each Master Fund's investment limitations). For purposes of these limitations, a Master Fund generally will treat the borrower as the "issuer" of indebtedness held by the Master Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Master Fund and the borrower, if the participation does not shift to the Master Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a Master Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Master Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER QUALITY DEBT SECURITIES - Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Master Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Master Fund's shareholders.

MORTGAGE SECURITIES - Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in return of principal to the investors, causing it to be invested subsequently at a lower interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a Master Fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

PREFERRED SECURITIES - Preferred Securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

REAL ESTATE INVESTMENT TRUSTS - Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS - Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. In general, the term of a repurchase agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time of investment in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Master Funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, under certain circumstances, by an FMR affiliate.

RESTRICTED SECURITIES - Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS - In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The Master Funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, under certain circumstances, by an FMR affiliate. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

SECURITIES LENDING - A Master Fund may lend securities to parties such as broker-dealers or other institutions.

Securities lending allows a Master Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Master Fund with collateral in an amount at least equal to the value of the securities loaned. The Master Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Master Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Master Fund is not able to recover the securities loaned, a Master Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SECURITIES OF OTHER INVESTMENT COMPANIES - Each Master Fund and Feeder Portfolio may invest in securities of other investment companies, subject to limitations under the 1940 Act. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, the Master Funds or the Feeder Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

SHORT SALES "AGAINST THE BOX" - Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SHORT SALES - Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a Master Fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each Master Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A Master Fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A Master Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

TEMPORARY DEFENSIVE POLICIES - Each Master Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary defensive purposes.

WARRANTS - Warrants give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Master Fund or Feeder Portfolio to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Master Fund or Feeder Portfolio will lose its entire investment in such warrant.

ZERO COUPON BONDS - Zero coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently, and may involve greater credit risk than such bonds.


FUTURES, OPTIONS, AND SWAPS - The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.


COMBINED POSITIONS - involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES - Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS - In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS - The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES OPTIONS AND SWAP TRANSACTIONS - Each trust, on behalf of each Master Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each fund's operation. Accordingly, each Master Fund is not subject to registration or regulation as a CPO.

Each Master Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Master Funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS - There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES - Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS - Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS - By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS - The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

SWAP AGREEMENTS - can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.


LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS OF THE MASTER FUNDS - VIP Contrafund(R) Portfolio, VIP Growth Portfolio, VIP Equity-Income Portfolio, and VIP Mid Cap Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Master Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the Master Fund's total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Master Funds' investments in futures contracts and options, and the Master Funds' and the Feeder Portfolio's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

                             MANAGEMENT OF THE FUND

Directors

The investments and administration of the Fund are under the direction of the Board. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below.


                                                                                                  NUMBER OF FUNDS
                                POSITION(S)                                                       IN FUND COMPLEX        OTHER
                                 HELD WITH      TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S) -    OVERSEEN BY      DIRECTORSHIPS
    NAME, ADDRESS AND AGE           FUND     LENGTH OF TIME SERVED(1)   DURING THE PAST 5 YEARS     DIRECTOR(2)    HELD BY DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

JOHN V. BOYER                   Director     November 1997 - Present   Executive Director,        153              None
7337 East Doubletree Ranch Rd.                                         The Mark Twain House &
Scottsdale, Arizona 85258                                              Museum(4) (September 1989
Age: 51                                                                - Present).

J. MICHAEL EARLEY(3)            Director     January 2005 - Present    President and Chief        153              None
7337 East Doubletree Ranch Rd.                                         Executive Officer,
Scottsdale, Arizona 85258                                              Bankers Trust Company,
Age: 59                                                                N.A. (June  1992
                                                                       - Present).

R. BARBARA GITENSTEIN(3)        Director     January 2005 - Present    President, College of      153              New Jersey
7337 East Doubletree Ranch Rd.                                         New Jersey (January 1999                    Resources
Scottsdale, Arizona 85258                                              - Present).                                 (September 2003
Age: 57                                                                                                            - Present).

PATRICK W. KENNY                Director     March 2002 - Present      President and Chief        153              Assured Guaranty
7337 East Doubletree Ranch Rd.                                         Executive Officer                           Ltd. (November
Scottsdale, Arizona 85258                                              International Insurance                     2003 - Present).
Age: 62                                                                Society (June 2001 -
                                                                       Present).

WALTER H. MAY(3)                Director     January 2005 - Present    Retired.                   153              BestPrep Charity
7337 East Doubletree Ranch Rd.                                                                                     (September 1991 -
Scottsdale, Arizona 85258                                                                                          Present).
Age: 67

JOCK PATTON(3)                  Chairman     January 2005 - Present    Private Investor (June     153              JDA Software
7337 East Doubletree Ranch Rd.  and                                    1997 - Present).                            Group, Inc.
Scottsdale, Arizona 85258       Director                               Formerly, Director and                      (January 1999 -
Age: 58                                                                Chief Executive Officer,                    Present); Swift
                                                                       Rainbow Multimedia Group,                   Transportation
                                                                       Inc. (January 1999 -                        Co. (March 2004 -
                                                                       December 2001).                             Present).

DAVID W.C. PUTNAM(3)            Director     January 2005 - Present    President and Director,    153              Progressive
7337 East Doubletree Ranch Rd.                                         F.L. Putnam Securities                      Capital
Scottsdale, Arizona 85258                                              Company, Inc. and its                       Accumulation
Age: 65                                                                affiliates; President,                      Trust (August
                                                                       Secretary and Trustee,                      1998 - Present);
                                                                       The Principled Equity                       Principled Equity
                                                                       Market Fund. Formerly,                      Market Fund
                                                                       Trustee, Trust Realty                       (November 1996 -
                                                                       Corp.; Anchor Investment                    Present); Mercy
                                                                       Trust; Bow Ridge Mining                     Endowment
                                                                       Company.                                    Foundation (1995
                                                                                                                   - Present);
                                                                                                                   Director,
                                                                                                                   F.L. Putnam
                                                                                                                   Investment
                                                                                                                   Management
                                                                                                                   Company (December
                                                                                                                   2001 - present);
                                                                                                                   Asian American
                                                                                                                   Bank and Trust
                                                                                                                   Company (June
                                                                                                                   1992 - Present);
                                                                                                                   and Notre Dame
                                                                                                                   Health Care
                                                                                                                   Center (1991 -
                                                                                                                   Present);
                                                                                                                   F.L. Putnam
                                                                                                                   Securities
                                                                                                                   Company, Inc.
                                                                                                                   (June 1998 -
                                                                                                                   Present); and an
                                                                                                                   Honorary Trustee,
                                                                                                                   Mercy Hospital
                                                                                                                   (1973 - Present).

ROGER B. VINCENT(3)             Director     January 2005 - Present    President, Springwell      153              Director,
7337 East Doubletree Ranch Rd.                                         Corporation (1989 -                         AmeriGas Propane,
Scottsdale, Arizona 85258                                              Present).                                   Inc. (1998 -
Age: 59                                                                                                            present).

RICHARD A. WEDEMEYER(3)         Director     January 2005 - Present    Retired. Formerly, Vice    153              Director of
7337 East Doubletree Ranch Rd.                                         President - Finance and                     Touchstone
Scottsdale, Arizona 85258                                              Administration, Channel                     Consulting Group;
Age: 69                                                                Corporation (June 1996 -                    Jim Henson Legacy
                                                                       April 2002). Trustee,                       (1994 - Present).
                                                                       First Choice Funds (1997
                                                                       - 2001); and of each of
                                                                       the funds managed by ING
                                                                       Investment Management Co.
                                                                       LLC (1998 - 2001).

Directors who are
"Interested Persons"

THOMAS J. MCINERNEY(3) (5) (6)  Director     January 2005 - Present    Chief Executive Officer,   200              Trustee,
7337 East Doubletree Ranch Rd.                                         ING U.S. Financial                          Equitable Life
Scottsdale, Arizona 85258                                              Services (September 2001                    Insurance Co.,
Age: 48                                                                - Present); Member, ING                     Golden American
                                                                       Americas Executive                          Life Insurance
                                                                       Committee (2001 -                           Co., Life
                                                                       Present); President,                        Insurance Company
                                                                       Chief Executive Officer                     of Georgia,
                                                                       and Director of Northern                    Midwestern United
                                                                       Life Insurance Company                      Life Insurance
                                                                       (March 2001 - October                       Co., ReliaStar
                                                                       2002), ING Aeltus Holding                   Life Insurance
                                                                       Company, Inc. (2000 -                       Co., Security
                                                                       Present), ING Retail                        Life of Denver,
                                                                       Holding Company (1998 -                     Security
                                                                       Present), and ING                           Connecticut Life
                                                                       Retirement Holdings, Inc.                   Insurance Co.,
                                                                       (1997 - Present).                           Southland Life
                                                                                                                   Insurance Co.,
                                                                                                                   USG Annuity and
                                                                                                                   Life

                                                                       Formerly, President, ING                    Company, and
                                                                       Life Insurance & Annuity                    United Life and
                                                                       Company (September 1997 -                   Annuity Insurance
                                                                       November 2002), General                     Co. Inc;
                                                                       Manager and Chief                           Director,
                                                                       Executive Officer, ING                      Ameribest Life
                                                                       Worksite Division                           Insurance Co.;
                                                                       (December 2000 - October                    Director, First
                                                                       2001).                                      Columbine Life
                                                                                                                   Insurance Co.;
                                                                                                                   and Metro Atlanta
                                                                                                                   Chamber of
                                                                                                                   Commerce.

JOHN G. TURNER(3) (5)           Director     January 2005 - Present    Chairman, Hillcrest        153              Director, Hormel
7337 East Doubletree Ranch Rd.                                         Capital Partners (May                       Foods
Scottsdale, Arizona 85258                                              2002-Present); Mr. Turner                   Corporation;
Age: 65                                                                was formerly Vice                           Shopko Stores,
                                                                       Chairman of ING Americas                    Inc.; M.A.
                                                                       (2000 - 2002); Chairman                     Mortenson Company
                                                                       and Chief Executive                         (March 2002 -
                                                                       Officer of ReliaStar                        Present); and
                                                                       Financial Corp. and                         Conseco, Inc.
                                                                       ReliaStar Life Insurance                    (September 2003 -
                                                                       Company (1993 - 2000);                      Present).
                                                                       Chairman of ReliaStar
                                                                       Life Insurance Company of
                                                                       New York (1995 - 2001);
                                                                       Chairman of Northern Life
                                                                       Insurance Company (1992 -
                                                                       2001); Chairman and
                                                                       Trustee of the Northstar
                                                                       affiliated investment
                                                                       companies (1993 - 2001).



     (1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Fund, as defined in the 1940 Act, ("Independent Directors"), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
     (2) For the purposes of this table, "Fund Complex" means the following investment companies: The Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend & Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust and USLICO Series Fund.

     (3) Commenced service as a Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds.

     (4) Shaun Mathews, Senior Vice President of ILIAC has held a seat on the board of directors of The Mark Twain House & Museum since
          September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.
     (5) Messrs. McInerney and Turner are deemed to be "interested persons," as defined by the Investment Company Act of 1940, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ILIAC and the Distributor, ING Financial Advisers, LLC.
     (6) Mr. McInerney is also a director of the following investment companies; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc., therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

Officers


                                                            TERM OF OFFICE AND LENGTH OF          PRINCIPAL OCCUPATION(S) -
    NAME, ADDRESS AND AGE       POSITION(S) HELD WITH FUND         TIME SERVED(1)                  DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
James M. Hennessy               President                   May 2003 - Present            President and Chief Executive Officer,
7337 East Doubletree Ranch Rd.                                                            ING Investments, LLC(2) (December 2000 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Executive
Age: 54                                                                                   Vice President and Chief Operating
                                                                                          Officer, ING Investments, LLC(2) (April
                                                                                          1995 - December 2000); and Executive
                                                                                          Vice President, ING Investments, LLC(2)
                                                                                          (May 1998 - June 2000).

Michael J. Roland               Executive Vice President    January 2005 - Present        Executive Vice President (December 2001
7337 East Doubletree Ranch Rd.                                                            - Present) and Chief Compliance Officer
Scottsdale, Arizona 85258                                                                 (October 2004 - Present) ING Investments,
Age: 44                                                                                   LLC(2). Formerly, Chief Financial Officer
                                                                                          and Treasurer, ING Investments, LLC(2)
                                                                                          (December 2001 - March 2005); Senior Vice
                                                                                          President, ING Investments, LLC(2) (June
                                                                                          1998 - December 2001).

Stanley D. Vyner                Executive Vice President    January 2005 - Present        Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                            Investments, LLC(2) (July 2000 -
Scottsdale, Arizona 85258                                                                 Present) and Chief Investment Risk
Age: 54                                                                                   Officer (January 2003 - Present).
                                                                                          Formerly, Chief Investment Officer of
                                                                                          the International Portfolios, ING
                                                                                          Investments, LLC(2) (August 2000 -
                                                                                          January 2003); and Chief Executive
                                                                                          Officer, ING Investments, LLC(2) (August
                                                                                          1996 - August 2000).

Joseph M. O'Donnell             Chief Compliance Officer    January 2005 - Present        Chief Compliance Officer of the ING
7337 East Doubletree Ranch Rd.                                                            Funds (November 2004 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Vice President, Chief Legal
Age: 50                                                                                   Counsel, Chief Compliance Officer and
                                                                                          Secretary of Atlas Securities, Inc.,
                                                                                          Atlas Advisers, Inc. and Atlas Funds
                                                                                          (October 2001 - October 2004); and Chief
                                                                                          Operating Officer and General Counsel of
                                                                                          Matthews International Capital
                                                                                          Management LLC and Vice President and
                                                                                          Secretary of Matthews International
                                                                                          Funds (August 1999 - May 2001).

Kimberly A. Anderson            Senior Vice President       January 2005 - Present        Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                            LLC(2) (October 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Vice President and Assistant
Age:  40                                                                                  Secretary, ING Investments, LLC(2)
                                                                                          (October 2001 - October 2003); and
                                                                                          Assistant Vice President, ING Funds
                                                                                          Services, LLC(3) (November 1999 -
                                                                                          January 2001).

Robert S. Naka                  Senior Vice President       January 2005 - Present        Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.                                                            Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                 (October 2001 - Present). Formerly,
Age:  41                                                                                  Senior Vice President, ING Funds
                                                                                          Services, LLC(3) (August 1999 - October
                                                                                          2001).

Robyn L. Ichilov                Vice President and          January 2005 - Present        Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.  Treasurer                                                 LLC(3) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                 Investments, LLC(2) (August 1997 -
Age:  37                                                                                  Present).

Maria M. Anderson               Vice President              January 2005 - Present        Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(3) (September 2004 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Assistant Vice President, ING
Age: 45                                                                                   Funds Services, LLC(3) (October 2001 -
                                                                                          September 2004); and Manager of Fund
                                                                                          Accounting and Fund Compliance, ING
                                                                                          Investments, LLC(2) (September 1999 -
                                                                                          October 2001).

Lauren D. Bensinger             Vice President              January 2005 - Present        Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                            Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                                 (July 1995 - Present); and Vice
Age:  50                                                                                  President, ING Investments, LLC(2)
                                                                                          (February 1996 - Present). Formerly,
                                                                                          Chief Compliance Officer, ING
                                                                                          Investments, LLC(2) (October 2001 -
                                                                                          October 2004).

Todd Modic                      Senior Vice President       March 2005 - Present          Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.  Chief/Principal Financial                                 Services(3) (April 2005 - Present).
Scottsdale, Arizona 85258       Officer & Assistant                                       Formerly, Vice President ING Fund
Age: 35                         Secretary                                                 Services, LLC(3) (September 2002 -
                                                                                          March 2005); Director of Financial
                                                                                          Reporting, ING Investments, LLC(2)
                                                                                          (March 2001 - September 2002); Director
                                                                                          of Financial Reporting, Axient
                                                                                          Communications, Inc. (May 2000 - January
                                                                                          2001); and Director of Finance,
                                                                                          Rural/Metro Corporation (March 1995 -
                                                                                          May 2000).

Laurie M. Tillinghast           Vice President              May 2003 - Present            Vice President, ING Life Insurance and
7337 East Doubletree Ranch Rd.                                                            Annuity Company, (December 200 -
Scottsdale, Arizona 85258                                                                 Present); Formerly, Vice President, Aetna
Age: 51                                                                                   Retirement Services, Fund Strategy and
                                                                                          Management, (December 1995 - December
                                                                                          200); and Director and President, ING
                                                                                          Partners, Inc. (November 1997 - May
                                                                                          2003).

Mary Gaston                     Vice President              March 2005 - Present          Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(3) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Assistant Vice President, Financial
Age: 39                                                                                   Reporting, ING Investments, LLC(2)
                                                                                          (April 2004 - April 2005): Manager,
                                                                                          Financial Reporting, ING Investments,
                                                                                          LLC(2) (August 2002 - April 2004); and
                                                                                          Controller, Z Seven Fund, Inc. and
                                                                                          Ziskin Asset Management, Inc. (January
                                                                                          2000 - March 2002).

Susan P. Kinens                 Assistant Vice President    January 2005 - Present        Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC(3) (December 2002 -
Scottsdale, Arizona 85258                                                                 Present); and has held various other
Age: 28                                                                                   positions with ING Funds Services,
                                                                                          LLC(3) for more than the last five
                                                                                          years.

Kimberly K. Palmer              Assistant Vice President    January 2005 - Present        Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC(3) (August 2004 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Manager,
Age: 47                                                                                   Registration Statements, ING Funds
                                                                                          Services, LLC(3) (May 2003 - August
                                                                                          2004); Associate Partner, AMVESCAP PLC
                                                                                          (October 2000 - May 2003); and Director
                                                                                          of Federal Filings and Blue Sky Filings,
                                                                                          INVESCO Funds Group, Inc. (March 1994 -
                                                                                          May 2003).

Huey P. Falgout, Jr.            Secretary                   August 2004 - Present         Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                            Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Counsel, ING Americas, U.S.
Age: 41                                                                                   Legal Services (November 2002 -
                                                                                          September 2003); and Associate General
                                                                                          Counsel of AIG American General (January
                                                                                          1999 - November 2002).

Theresa K. Kelety               Assistant Secretary         August 2004 - Present         Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                            Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Senior Associate with Shearman
Age: 41                                                                                   & Sterling (February 2000 - April 2003);
                                                                                          and Associate with Sutherland Asbill &
                                                                                          Brennan (1996 - February 2000).

Robin R. Nesbitt                Assistant Secretary         August 2004 - Present         Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC (3) (August 2003 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Legal
Age:  31                                                                                  Analyst, ING Funds Services, LLC (3)
                                                                                          (August 2002 - August 2003); Associate,
                                                                                          PricewaterhouseCoopers (January 2001 -
                                                                                          August 2001); and Paralegal, McManis,
                                                                                          Faulkner & Morgan (May 2000 - December
                                                                                          2000).


     (1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
     (2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
     (3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
     (4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD


The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Portfolios' activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance.


FREQUENCY OF BOARD MEETINGS


The Board currently conducts regular meetings five (5) times a year. The Audit, Valuation and Proxy Voting and Investment Review Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each committee listed below operates pursuant to a Charter approved by the Board.


COMMITTEES

Prior to January 1, 2005, the Board consisted of the following three members; John Boyer, Richard Johnson and Patrick Kenny. The meetings reported as of December 31, 2004 were attended by the above stated individuals, instead of the current Committee members listed below.



An Executive Committee of the Board was formed on January 1, 2005 in order to act on behalf of the full Board between meetings when necessary. The Committee currently consists of two (2) Independent Directors and two (2) Directors who are "interested persons," as defined in the 1940Act of the Fund. The following Directors serve as members of the Executive Committee:
Messrs. Turner, McInerney, May and Patton. Mr. Patton serves as Chairman of the Committee.

The Board has an Audit Committee whose function is to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Directors: Messrs. Earley, Kenny, Vincent, and Putnam. Mr. Earley serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2004.

The Board has a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available and overseeing management's administration of proxy voting. The Committee currently consists of five Independent Directors: Messrs. May, Boyer, Patton, and Wedemeyer and Dr. Gitenstein. Mr. May serves as Chairman of the Committee.
The Valuation and Proxy Voting Committee held four (4) meetings during the fiscal year ended December 31, 2004.

The Board has established a Nominating and Governance Committee (formerly the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder services meeting to elect directors, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent
Directors: Messrs. May, Kenny and Wedemeyer and Dr. Gitenstein. Dr. Gitenstein serves as Chairman of the Committee. The Nominating and Governance Committee held two (2) meetings during the fiscal year ended December 31, 2004 as the Nominating Committee.

The Board has established Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee for the domestic equity funds currently consists of four (4) Independent Directors and one Director who is an "interested person," as defined in the 1940 Act of the Fund: Messrs. Kenny, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairman of the domestic equity funds Investment Review Committee. The Investment Review Committee for the domestic equity funds held four (4) meetings during the fiscal year ended December 31, 2004. The Investment
Review Committee for the international and fixed income funds currently consists of five Independent Directors and one Director who is an "interested person" as defined in the 1940 Act of the Fund: Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairman of the international and fixed income funds Investment Review Committee. The Investment Review Committee for the international and fixed income funds held four (4) meetings during the fiscal year ended December 31, 2004.

The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of three (3) Independent Directors: Messrs. Boyer, Earley and Patton. Mr. Boyer serves as Chairman of the Committee. The Compliance Committee held one
(1) meeting during the fiscal year ended December 31, 2004.

The Board established a Contracts Committee in the fourth quarter of 2004. The Contracts Committee's primary function is to review all investment advisory, sub-advisory and all annually renewable agreements as well as make recommendations to the Board regarding the continuation of existing contractual relationships. The Contracts Committee is also responsible for recommending new contracts when additional funds are established or there is a change in an advisory relationship. The Contracts Committee currently consists of five (5) Independent Directors: Messrs. Boyer, May, Patton, Vincent and Wedemeyer. Mr. Vincent serves as Chairman of the Committee. The Contracts Committee held one
(1) meeting during the fiscal year ended December 31, 2004.


                            COMPENSATION OF DIRECTORS


Each Portfolio pays each Director who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, Vincent, May, Boyer and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $15,000, $10,000, $10,000 and $2,500 (1), respectively);
(ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The PRO RATA share paid the Fund is based on each Portfolio's average net assets as a percentage of the average net assets of all the portfolios/funds managed by the investment adviser or its affiliates, Directed Services, Inc. and ILIAC, for which the Directors serve in common as Trustees/Directors.

The following table sets forth information provided by the Fund's investment adviser regarding compensation of Directors by each Portfolio and other portfolios managed by ILIAC and its affiliates for the fiscal year ended December 31, 2004. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from a Portfolio or any other portfolios managed by the investment adviser.


(1) The Chairperson for the Nominating Committee is paid on a quarterly basis and only if the Nominating Committee has been active. The compensation per quarter to the Chairperson is $625, which if the Nominating Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.

                               COMPENSATION TABLE

The following table describes the compensation received by the Directors of the Fund for the calendar year ended December 31, 2004.

                                                   ING                                  PENSION OR     ESTIMATED        TOTAL
                                               FIDELITY(R)      ING         ING         RETIREMENT       ANNUAL     COMPENSATION
                              ING FIDELITY(R)      VIP      FIDELITY(R)  FIDELITY(R)     BENEFITS       BENEFITS   FROM REGISTRANT
                                   VIP           EQUITY-        VIP        VIP MID    ACCRUED AS PART     UPON        AND FUND
                               CONTRAFUND(R)     INCOME       GROWTH         CAP         OF FUND       RETIREMENT  COMPLEX PAID TO
NAME OF PERSON, POSITION         PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO      EXPENSES         (1)      DIRECTORS(2)(3)
----------------------------------------------------------------------------------------------------------------------------------
John V. Boyer                 $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $        92,625
Director
Paul S. Doherty(4)            $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $       106,000
Director
Patrick W. Kenny              $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $        75,626
Director
Walter H. May(5)              $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $       130,000
Director
Thomas J. McInerney(5)(6)                 N/A          N/A          N/A          N/A              N/A         N/A              N/A
Director
Jock Patton(5)                $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $       126,000
Director
David W.C. Putnam(5)          $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $       101,000
Director
Blaine E. Rieke(4)            $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $       102,000
Director
John G. Turner(5)(6)                      N/A          N/A          N/A          N/A              N/A         N/A              N/A
Director
Richard A. Wedemeyer(5)       $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $       110,000
Director
Barbara Gitenstein(5)         $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $       104,000
Director
J. Michael Earley(5)          $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $        91,000
Director
Roger Vincent(5)              $          1.00  $         0  $      0.20  $      0.10              N/A         N/A  $       110,000
Director


1) The ING Funds have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service.

2) Represents compensation from 142 funds (total in complex as of December 31, 2004).

3) Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.
4)   Retired as Director on December 31, 2004.

5) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds, therefore compensation paid is estimated.
6) "Interested Person" as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ILIAC and the Distributor, ING Financial Advisers, LLC. Officers and Directors who are interested persons do not receive any compensation from the Fund.



                          OWNERSHIP OF PORTFOLIO SHARES


The following table describes each Director's ownership of equity securities of a Portfolio of the Fund and the aggregate holdings of shares of equity securities of all Portfolios of the Fund for the calendar year ended December 31, 2004.

                                                            AGGREGATE DOLLAR RANGE OF
                                                             EQUITY SECURITIES IN ALL
                                DOLLAR RANGE OF EQUITY    REGISTERED INVESTMENT COMPANIES
                                  SECURITIES IN EACH     OVERSEEN BY DIRECTOR IN FAMILY OF
     NAME OF DIRECTOR           PORTFOLIO OF THE FUND          INVESTMENT COMPANIES
------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
John V. Boyer                            None                         None
Paul S. Doherty(1)                       None                     Over $100,000
J. Michael Earley(2)                     None                   $50,001 - 100,000
R. Barbara Gitenstein(2)                 None                   $50,001 - 100,000
Patrick W. Kenny                         None                          None
Walter H. May(2)                         None                     Over $100,000
Jock Patton(2)                           None                    $10,001 - 50,000
David W. C. Putnam(2)                    None                     Over $100,000
Blaine E. Rieke(1)                       None                   $50,001 - 100,000
Roger B. Vincent(2)                      None                     Over $100,000
Richard A. Wedemeyer(2)                  None                   $50,001 - 100,000
DIRECTORS WHO ARE "INTERESTED
PERSONS"
Thomas J. McInerney(2)                   None                     Over $100,000
John G. Turner(2)                        None                     Over $100,000


(1)  Retired as Director on December 31, 2004.
(2) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds


                INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Fund's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2004.



                               NAME OF OWNERS
                              AND RELATIONSHIP                               VALUE OF    PERCENTAGE OF
    NAME OF DIRECTOR           TO DIRECTOR       COMPANY   TITLE OF CLASS   SECURITIES       CLASS
------------------------------------------------------------------------------------------------------
JOHN V. BOYER                        N/A           N/A          N/A         $        0        N/A

PAUL S. DOHERTY (1)(2)               N/A           N/A          N/A         $        0        N/A

J. MICHAEL EARLEY(2)                 N/A           N/A          N/A         $        0        N/A

R. BARBARA GITENSTEIN(2)             N/A           N/A          N/A         $        0        N/A

PATRICK W. KENNY                     N/A           N/A          N/A         $        0        N/A

WALTER H. MAY(2)                     N/A           N/A          N/A         $        0        N/A

JOCK PATTON(2)                       N/A           N/A          N/A         $        0        N/A

DAVID W. C. PUTNAM(2)                N/A           N/A          N/A         $        0        N/A

BLAINE E. RIEKE (1)(2)               N/A           N/A          N/A         $        0        N/A

ROGER B. VINCENT(2)                  N/A           N/A          N/A         $        0        N/A

RICHARD A. WEDEMEYER(2)              N/A           N/A          N/A         $        0        N/A


----------

(1)  Retired as Director on December 31, 2004.
(2) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, These Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds.

                                 CODE OF ETHICS

The Board of the Feeder Portfolios, ILIAC (as Adviser) and the Distributor (as principal underwriter) have adopted a Code of Ethics or written supervisory procedures (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Feeder Portfolio. The Codes allow trades to be made in securities that may be held by a Feeder Portfolio, however, they prohibit a person from taking advantage of Feeder Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


FMR, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA (U.K.)L, Fidelity Distributors Corporation (FDC), and the Master Funds have also adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restricts certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the Master Funds.

             DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its complete portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The complete portfolio holdings schedule is as of the preceding quarter-end (E.G., a Portfolio will post the quarter-ending June 30 holdings on August 1).

Each Portfolio also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual reports, or view on ING's website, the Portfolios' complete portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING's website, a Portfolio may provide its complete portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Specifically, a Portfolio's disclosure of its portfolio holdings may include disclosure:


     - To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;

     - To financial printers for the purpose of preparing Portfolio regulatory filings;
     -    For the purpose of due diligence regarding a merger or acquisition;
     - To a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;
     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's;
     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;
     - To service providers, such as proxy-voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio; or
     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

     - To an affiliated insurance company OR AFFILIATED ENTITIES OF THE INSURANCE COMPANY WHO ASSIST THEM WITH THIS PROCESS, on a daily basis, for the purpose of TRADING TO HEDGE risks that are assumed pursuant to guarantees provided under variable annuity contracts and variable life insurance policies that are issued by such company.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information, other than the affiliated insurance company, which may effect trades in order to implement its hedging strategy.


The Fund's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' investment adviser, sub-adviser, principal underwriter or any affiliated person of a Portfolio, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Fund's Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the investment adviser, sub-adviser, principal underwriter and their affiliates. The Fund's Board has authorized the senior officers of the Portfolios' administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Fund's Board regarding the implementation of the Policies.

The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' full portfolio holdings:

                                                                                TIME LAG BETWEEN DATE OF
                                                                                  INFORMATION AND DATE
PARTY                                 PURPOSE                FREQUENCY            INFORMATION RELEASED
--------------------------------------------------------------------------------------------------------
Institutional Shareholder   Proxy Voting & Class Action   Daily                 None
Services, Inc.              Services
Charles River Development   Compliance                    Daily                 None

All of the arrangements in the table above are subject to the Policies adopted by the Fund's Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Fund's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the investment adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                             PROXY VOTING PROCEDURES


When a Portfolio is a feeder in a master/feeder structure, proxies for the portfolio securities of the Master Fund will be voted pursuant to the Master Fund's proxy voting policies and procedures. The following procedures apply only if the Portfolios are removed from the master/feeder structure. The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The procedures and guidelines delegate to ILIAC the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. The voting procedures require ILIAC to vote proxies in accordance with the Portfolio's proxy voting guidelines. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Portfolios' proxy voting procedures. A copy of the proxy voting procedures guidelines of the Portfolios, including procedures of ILIAC, is attached hereto as Appendix A-2. Information regarding how the Feeder Portfolios vote proxies, if any, relating to portfolio securities for the one year period ending June 30th will be made available no later than August 31st, of each year, through the Fund's website at www.ingfunds.com or by accessing the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Feeder Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates.


ING Life Insurance and Annuity Company may be deemed a control person of the Fund in that certain of their separate accounts hold more than 25% of the shares of certain Portfolios of the Fund. As of March 15, 2004, the following owned of record or, to the knowledge of the Fund, beneficially owned more than 5% or more of the outstanding shares of:



                                                                    OWNER NAME AND ADDRESS
                                                        -------------------------------------------------
                                                                 ING LIFE INSURANCE & ANNUITY
              PORTFOLIO CLASS OF SHARES                 COMPANY 151 FARMINGTON AVENUE, HARTFORD, CT 06156
     ----------------------------------------------------------------------------------------------------
     ING FIDELITY(R) VIP CONTRAFUND(R)
          Initial
          Service                                       100%
          Adviser                                       100%
     ING FIDELITY(R) VIP EQUITY-INCOME
          Initial
          Service                                        99%
          Adviser                                       100%
     ING FIDELITY(R) VIP GROWTH
          Initial
          Service                                       100%
          Adviser                                       100%
     ING FIDELITY(R) VIP MID CAP
          Initial
          Service                                        99%
          Adviser                                        98%



To the knowledge of management, the Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of any Feeder Portfolio of the Fund as of March 15, 2005.


                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT. The investment adviser to the Feeder Portfolios is ING Life Insurance and Annuity Company ("ILIAC" or "Adviser"). ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries with more than 100,000 employees. Under the Investment Advisory Agreement and subject to the direction of the Board, ILIAC has responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Feeder Portfolio, and place trades on behalf of each Feeder Portfolio, or delegate such responsibility to one or more sub-advisers; (ii) supervise all aspects of the operations of the Feeder Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Feeder Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each sub-adviser for the Feeder Portfolios and the sub-advisers' compliance programs to ensure that the Feeder Portfolio's assets are invested in compliance with the Sub-Advisory Agreement and the Feeder Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Feeder Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Feeder Portfolio assets among the sub-advisers; (vi) review all data and financial reports prepared by each sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each sub-adviser to share information it obtains with each sub-adviser concerning the effect of developments and data on the investment program maintained by the sub-adviser; (viii) oversee all matters relating to the offer and sale of the Feeder Portfolios' shares, the Fund's corporate governance, reports to the Board, contracts with all third parties on behalf of the Feeder Portfolios for services to the Feeder Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Feeder Portfolios' operations; and (ix) take other actions that appear to ILIAC and the Board to be necessary.

The Investment Advisory Agreement provides that ILIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Feeder Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Fund who are employees of ILIAC or an affiliated entity and any salaries and employment benefits payable to those persons.


The Fund and ILIAC have received an exemptive order from the SEC that allows ILIAC to enter into new investment sub-advisory contracts ("Sub-Advisory Agreements") and to make material changes to Sub-Advisory Agreements with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Directors (including a majority of Disinterested Directors) of the Fund must approve any new or amended Sub-Advisory Agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. ILIAC remains responsible for providing general management services to each of the Feeder Portfolios, including overall supervisory responsibility for the general management and investment of each Feeder Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set each Feeder Portfolio's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Feeder Portfolio's assets; (iii) when appropriate, allocate and reallocate a Feeder Portfolio's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Feeder Portfolio's investment objectives, policies and restrictions.


The Investment Advisory Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Fund or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Feeder Portfolio without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Feeder Portfolio, or (iii) ILIAC. The Investment Advisory Agreement terminates automatically in the event of assignment.

Under the terms of the Investment Advisory Agreement, during periods in which the Feeder Portfolios invest directly in investment securities, each Feeder Portfolio pays ILIAC a monthly fee in arrears equal to the following as a percentage of the Feeder Portfolio's average daily net assets during the month, as set out below.


FEEDER PORTFOLIO                              ANNUAL INVESTMENT MANAGER FEE
ING Fidelity(R) VIP Contrafund(R) Portfolio   If the Portfolio has not invested all or substantially all of its assets in another Investment Company: 0.58%
                                              If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

ING Fidelity(R) VIP Growth Portfolio          If the Portfolio has not invested all or substantially all of its assets in another Investment Company: 0.58%
                                              If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

ING Fidelity(R) VIP Equity-Income Portfolio   If the Portfolio has not invested all or substantially all of its assets in another Investment Company: 0.48%
                                              If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

ING Fidelity(R) VIP Mid Cap Portfolio         If the Portfolio has not invested all or substantially all of its assets in another Investment Company: 0.58%
                                              If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

Each Feeder Portfolio anticipates investing substantially all of its assets in another investment company.

James M. Hennessy, President of the Fund, and Michael J. Roland, CFO and Treasurer of the Fund, are both considered affiliates of ILIAC by virtue of their employment with ING Investments, LLC, an affiliate of ILIAC.

Laurie  Tillinghast,  Vice  President  of the Fund,  is a Vice  President  of
ILIAC.

                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on November 19, 2003 the Board, including the Independent Directors, upon recommendation of the Investment Review Committee ("Committee"), approved an amendment to the Investment Advisory Agreement with ING Life Insurance and Annuity Company ("ILIAC") to include the Feeder Portfolios. In connection with the approval, the Committee considered, with the assistance of independent counsel, its legal responsibilities and reviewed the nature and quality of ILIAC's services provided to the Fund and ILIAC's experience and qualifications. Among other items, the Committee also reviewed and considered:
(1) supplemental materials, including financial statements, the underwriting agreement, and underwriting response for ILIAC; (2) a memorandum from independent counsel setting forth the Board's fiduciary duties and its responsibilities under the 1940 Act and Maryland law, the duty of care, the duty of loyalty and the business judgment rule, and the factors which the Board should consider in the review; and (3) an analysis of ILIAC's advisory fee structure, including ILIAC's willingness to receive fees only if the Feeder Portfolios no longer are invested in the Master Funds and that there would be no duplication of advisory fees at the master and feeder level. After discussion, the Committee concluded that ILIAC had the capabilities, resources, and personnel necessary to manage the Fund, and that based on the services that ILIAC would provide to the Fund under the Investment Advisory Agreement and the expenses incurred by ILIAC in the performance of such services, the compensation payable to ILIAC was fair and equitable. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board, upon recommendation of the Committee, concluded unanimously that it was in the best interest of the Fund to approve the investment advisory agreement with ILIAC.

INVESTMENT ADVISER TO THE MASTER FUNDS - FMR serves as manager to each Master Fund and to other mutual funds, including those in the Fidelity Variable Insurance Products family of funds.

MANAGEMENT SERVICES - Each Master Fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Under the terms of its management contract with each Master Fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the Master Fund in accordance with its investment objective, policies and limitations. FMR also provides each Master Fund with all necessary office facilities and personnel for servicing the Master Fund's investments, compensates all officers of each Master Fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each Master Fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each Master Fund. These services include providing facilities for maintaining each Master Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each Master Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each Master Fund's records and the registration of each Master Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each Master Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES - In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending each Master Fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each Master Fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each Master Fund's management contract further provides that the Master Fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each Master Fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each Master Fund include interest, taxes, brokerage commissions, the Master Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each Master Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Master Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Each Master Fund also pays the costs related to the solicitation of Master Fund proxies from variable product owners. As a shareholder in its corresponding Master Fund, each Feeder Portfolio indirectly pays a proportional share of the management-related expenses.

MANAGEMENT FEES - For the services of FMR under the management contract, each Master Fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following is the fee schedule for the Master Funds.

                  GROUP FEE RATE SCHEDULE                       EFFECTIVE ANNUAL FEE RATES
        AVERAGE GROUP                   ANNUALIZED        GROUP NET              EFFECTIVE ANNUAL FEE
            ASSETS                         RATE            ASSETS                        RATE
            ------                         ----            ------                        ----
0 - $3 billion                            .5200%         $ 1 billion                    .5200%
3 - 6                                     .4900              50                         .3823
6 - 9                                     .4600              100                        .3512
9 - 12                                    .4300              150                        .3371
12 - 15                                   .4000              200                        .3284
15 - 18                                   .3850              250                        .3219
18 - 21                                   .3700              300                        .3163
21 - 24                                   .3600              350                        .3113
24 - 30                                   .3500              400                        .3067
30 - 36                                   .3450              450                        .3024
36 - 42                                   .3400              500                        .2982
42 - 48                                   .3350              550                        .2942
48 - 66                                   .3250              600                        .2904
66 - 84                                   .3200              650                        .2870
84 - 102                                  .3150              700                        .2838
102 - 138                                 .3100              750                        .2809
138 - 174                                 .3050              800                        .2782
174 - 210                                 .3000              850                        .2756
210 - 246                                 .2950              900                        .2732
246 - 282                                 .2900              950                        .2710
282 - 318                                 .2850             1,000                       .2689
318 - 354                                 .2800             1,050                       .2669
354 - 390                                 .2750             1,100                       .2649
390 - 426                                 .2700             1,150                       .2631
426 - 462                                 .2650             1,200                       .2614
462 - 498                                 .2600             1,250                       .2597
498 - 534                                 .2550             1,300                       .2581
534 - 587                                 .2500             1,350                       .2566
587 - 646                                 .2463             1,400                       .2551
646 - 711                                 .2426
711 - 782                                 .2389
782 - 860                                 .2352
860 - 946                                 .2315
946 - 1,041                               .2278
1,041 - 1,145                             .2241
1,145 - 1,260                             .2204
Over 1,260                                .2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $917 billion of group net assets - the approximate level for December 2004 - was 0.2724%, which is the weighted average of the respective fee rates for each level of group net assets up to $917 billion.

The individual fund fee rate for each Master Fund is set forth in the following table. Based on the average group net assets of the funds advised by FMR for December 2004, each Master Fund's annual management fee rate would be calculated as follows:


MASTER FUND                            GROUP FEE RATE          INDIVIDUAL FUND FEE RATE        MANAGEMENT FEE RATE
-----------                            --------------          ------------------------        -------------------
VIP Contrafund(R) Portfolio                0.2724%        +             0.30%              =          0.5724%
VIP Growth Portfolio                       0.2724%        +             0.30%              =          0.5724%
VIP Equity-Income Portfolio                0.2724%        +             0.20%              =          0.4724%
VIP Mid Cap Portfolio                      0.2724%        +             0.30%              =          0.5724%


One-twelfth of the management fee rate is applied to each Master Fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For more information regarding FMR, the investment adviser to the Master Funds, see the Master Funds' statement of additional information which is delivered together with this SAI.

SUB-ADVISER TO THE MASTER FUNDS - FMR CO., INC. ("FMRC"). On behalf of each Master Fund, FMR has entered into a Sub-Advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for each Master Fund.

Under the terms of the Sub-Advisory agreements for each Master Fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with each Master Fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.


SUB-ADVISERS TO VIP CONTRAFUND(R) PORTFOLIO AND VIP MID CAP PORTFOLIO - FIIA, FIIA(U.K.)L, AND FIJ. On behalf of VIP Contrafund(R) Portfolio and VIP Mid Cap Portfolio, FMR has entered into a master international research agreement with Fidelity International Investment Advisors ("FIIA"). On behalf of VIP Contrafund(R) Portfolio and VIP Mid Cap Portfolio, FIIA, in turn, has entered into sub-research agreements with Fidelity International Investment Advisors (U.K.) Limited ("FIIA (U.K.)L") and Fidelity Investments Japan Limited ("FIJ"). Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on a Master Fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA (U.K.) L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a Master Fund.

SUB-ADVISERS TO VIP CONTRAFUND(R) PORTFOLIO AND VIP MID CAP PORTFOLIO - FMR U.K., FMR FAR EAST, AND FIJ. On behalf of VIP Contrafund(R) Portfolio and VIP Mid Cap Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management & Research (Far East) Inc. ("FMR Far East"). On behalf of VIP Contrafund(R) Portfolio and VIP Mid Cap Portfolio, FMR Far East has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Master Funds (discretionary services).


Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

     - FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
     - FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.


On behalf of VIP Contrafund(R) Portfolio and VIP Mid Cap Portfolio, under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:


     - FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
     - FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FMR Far East.


For more information regarding the sub-advisers of the Master Funds and for information regarding the Master Funds' Portfolio Manager's compensation, other accounts managed by the Master Funds' Portfolio Managers and each Master Funds' Portfolio Manager's ownership of securities in the Portfolios, see the Master Funds' statement of additional information which is delivered together with this SAI.

THE ADMINISTRATIVE SERVICES AGREEMENT - Pursuant to an Administrative Services Agreement between the Fund and ING Funds Services, LLC, ING Funds Services, LLC has agreed to provide all administrative services in support of the Feeder Portfolios and is responsible for the supervision of the Fund's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, ING Funds Services, LLC receives a monthly fee from each Feeder Portfolio at an annual rate of 0.05% based on the average daily net assets of each Feeder Portfolio. If a Feeder Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Feeder Portfolio. Pursuant to its administration agreement with the Fund, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.14%, 0.14% and 0.17%, respectively, of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company.


Each Feeder Portfolio anticipates investing substantially all of its assets in another investment company.

CUSTODIAN. The Bank of New York Company, Inc. ("BONY"), One Wall Street, New York, New York, serves as custodian of the assets of the Fund. BONY does not participate in determining the investment policies of a Feeder Portfolio or in deciding which securities are purchased or sold by a Feeder Portfolio.

TRANSFER AGENT. DSI Systems, Inc., 330 West 9th Street, Kansas City, Missouri, serves as transfer agent to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP serves as the independent registered public accounting firm to the Fund. KPMG LLP provides audit services, assistance and consultation in connection with SEC filings.

                              PRINCIPAL UNDERWRITER


The Fund has entered into an Underwriting Agreement ("Agreement") pursuant to which ING Financial Advisers, LLC ("Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, serves as principal underwriter for the continuous offering of shares of the Feeder Portfolios. The Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Feeder Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of the Distributor, or the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. The Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or the Distributor or by vote of holders of a majority of a Feeder Portfolio's shares without the payment of any penalty. The Underwriter has agreed to use its best efforts to solicit orders for the purchase of shares of all the Feeder Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Fund shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.

                   BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER

BROKERAGE AND RESEARCH SERVICES - For information regarding portfolio brokerage of each Master Fund, see the Master Funds' statement of additional information which is delivered together with this SAI.

PORTFOLIO TURNOVER - The portfolio turnover of each Master Fund is described in the Master Funds' statement of additional information which is delivered together with this SAI.

                              DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Fund to issue nine billion, two-hundred million (9.2 billion) shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Feeder Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares. The Initial Shares of the Feeder Portfolios are not being offered at this time. The following describes Service Shares and the Adviser Shares classes of the Feeder Portfolios.

Each Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Feeder Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Feeder Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.


Service Class shares of a Feeder Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Feeder Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Feeder Portfolio 's Service Class held by customers of such Service Organizations.

Adviser Class shares of a Feeder Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Feeder Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of 0.25% (on an annualized basis) of the respective Feeder Portfolio's Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a "Service Organization" and collectively "Service Organizations") for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares ("Distribution Services"), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.


Ms. Tillinghast, Vice President of the Fund, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of ILIAC, the parent company of the Distributor.

Adviser Class shares of a Feeder Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the respective Feeder Portfolio's Adviser Class held by customers of such Service Organizations.


As of December 31, 2004, ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio no payments were made under the Plan.


Shareholders of the Adviser Class shares of each Feeder Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Feeder Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Feeder Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Feeder Portfolios that offer Service Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Feeder Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.




RULE 12b-1 PLANS OF THE MASTER FUNDS - Each Master Fund has entered into a distribution agreement with Fidelity Distributors Corporation ("FDC"), an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Master Funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees of the Master Funds have approved Distribution and Service Plans on behalf of Service Class 2 shares of each Master Fund (" Plans") pursuant to Rule 12b-1 under the 1940 Act ("Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Service Class 2 shares and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the Master Funds of distribution expenses.

Under each Plan, if the payment of management fees by the Master Fund to FMR is deemed to be indirect financing by the Master Fund of the distribution of its shares, such payment is authorized by each Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Service Class 2 shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Service Class 2 of the Master Fund and variable product owners. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of Service Class 2 shares, additional sales of Service Class 2 shares or stabilization of cash flows may result. Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

Each Service Class 2 Plan does not provide for specific payments by Service Class 2 of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

Each Master Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

For additional information regarding the Master Fund Plans, see the Master Funds' prospectus and statement of additional information which are delivered along with this SAI.

FUND PARTICIPATION AGREEMENT - The Fund, on behalf of the Feeder Portfolios, has entered into a Fund Participation Agreement that governs the relationship between the Feeder Portfolios and the insurance company separate accounts that will offer the Feeder Portfolios as investment options for eligible variable life insurance policies and variable insurance contracts. The Fund Participation Agreement addresses, among other things, the provision of certain services to contract owners, the allocation of certain marketing- and service-related expenses and the provision and accuracy of offering materials. The Master Series, an open-end management investment company that is a business trust organized under the laws of the Commonwealth of Massachusetts, has received a "Mixed and Shared Funding Order" from the SEC granting relief from certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Master Funds to be sold to variable annuity and life insurance separate accounts of unaffiliated insurance companies.

Under the terms of the Fund Participation Agreements, the Master Series reserves the right to suspend or terminate sales of shares of the Master Funds to the Feeder Portfolios if such action is required by law, or if the Board of Trustees of the Master Series, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate and in the best interests of the Master Series and its shareholders or in response to the order of an appropriate regulatory authority. In addition, the Fund reserves the right to terminate purchases of shares of the Master Funds by the Fund and the Feeder Portfolios if such action is required bylaw, or if the Fund Board, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate regulatory authority.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Feeder Portfolios are the insurance companies for their separate accounts using the Feeder Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Fund shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Feeder Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

The Fund, on behalf of each Feeder Portfolio, is a shareholder of each corresponding Master Fund. In the event that a Master Fund solicits the vote or consent of its shareholders, the Fund will hold a meeting of shareholders of the corresponding Feeder Portfolio and will cast all of its votes in the Master Fund in the same proportion as the votes cast by the Feeder Portfolio's shareholders. Shares for which no voting instructions are received will be voted in the same proportion as those shares for which instructions are received.

                                 NET ASSET VALUE

DETERMINATION OF NET ASSET VALUE OF THE PORTFOLIOS - The net asset value ("NAV") per share for each class of each Feeder Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Feeder Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends, all national holidays and Good Friday. Feeder Portfolio shares will not be priced on those days. The NAV per share of each class of each Feeder Portfolio is calculated by taking the total value of a Feeder Portfolio's securities (consisting solely of shares of the Master Fund) attributable to that class, plus any cash or other cost (including dividends and interest accrued but not collected) attributable to that class, subtracting all liabilities (including accrued expenses) attributable to that class, and dividing the total by the number of shares of that class that are outstanding. The NAV of the Feeder Portfolios is determined based upon the NAV of the Master Funds.

DETERMINATION OF NET ASSET VALUE OF THE MASTER FUNDS - Securities of each Master Fund are valued at their NAV. For information regarding the determination of NAV of each Master Fund, see the Master Funds' statement of additional information which is delivered together with the SAI.

                                   TAX STATUS

Shares of the Feeder Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to the Feeder Portfolios' Manager and its affiliates. Shares will generally not be offered to other investors.

Each Feeder Portfolio that has commenced operations has qualified (any Feeder Portfolio of the Fund that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, a Feeder Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Feeder Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to anyone issuer, do not exceed 5% of the value of the Feeder Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Feeder Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of anyone issuer. If each Feeder Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

Each Feeder Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. Each Feeder Portfolio intends to do so through its investment in the applicable Master Fund. Specifically, each Feeder Portfolio intends, through its investment in the applicable Master Funds, to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by anyone investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Feeder Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817 (h), investments in RICs are not treated as a single investment, rather a pro rata portion of each asset of the RIC is deemed held. All securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The arrangements concerning these Feeder Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract's proportionate share of the assets of the separate account. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.

If a Feeder Portfolio or Master Fund fails to qualify to be taxed as a regulated investment company, the Feeder Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Feeder Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Feeder Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Feeder Portfolio or Master Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Feeder Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Feeder Portfolio's only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Feeder Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Feeder Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Master Fund with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments - Master Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in such Master Funds is reduced by these foreign taxes. Owners of Variable Contracts investing in such Feeder Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Feeder Portfolio investing in a Master Fund holding securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Feeder Portfolio making such investments. Owners of Variable Contracts investing in such Feeder Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Master Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Master Fund.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Feeder Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Feeder Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

                                OTHER INFORMATION

CAPITALIZATION - The Fund was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Fund is an open-end management investment company and currently consists of 25 investment portfolios. The capitalization of the Fund consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. When issued in accordance with the terms of the Articles of Incorporation, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights, conversion rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.

PURCHASE OF SHARES - Shares of a Feeder Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies, as permitted under the federal tax rules relating to the Feeder Portfolios serving as investment mediums for variable contracts. Shares of the Feeder Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Fund currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Fund's shares to separate accounts of unaffiliated insurers; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at sometime be in conflict. However, the Board and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, and between separate accounts of unaffiliated insurers. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices.

If you invest in a Feeder Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Feeder Portfolio's shares.

Shares of each Feeder Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Fund.

REDEMPTION OF SHARES - Shares of any Feeder Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Feeder Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Feeder Portfolio to make payment wholly or partly in cash, the Feeder Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Feeder

Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Feeder Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Feeder Portfolio's shares.


EXCHANGES - Shares of each Feeder Portfolio may be exchanged for shares of another Feeder Portfolio of the same class. Exchanges are treated as a redemption of shares of one Feeder Portfolio and a purchase of shares of one or more of the other portfolios and are effected at the respective net asset values per share of each Feeder Portfolio on the date of the exchange. The Fund reserves the right to modify or discontinue its exchange privilege at any time without notice.

Variable contract owners do not deal directly with the Fund with respect to the purchase, redemption, or exchange of shares of a Feeder Portfolio, and should refer to the prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Feeder Portfolio.


The Fund reserves the right to discontinue offering shares of one or more Feeder Portfolios at any time. In the event that a Feeder Portfolio ceases offering its shares, any investments allocated by an insurance company to such Feeder Portfolio may be invested in one or more portfolios in the ING Funds.

REGISTRATION STATEMENT - This SAI and the accompanying Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including the exhibits filed therewith, may be obtained from the SEC upon payment of the prescribed fee or examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

REPORTS TO SHAREHOLDERS - The fiscal year of the Fund ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

                              FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm's report thereon for the Feeder Portfolios are included in the Fund's Annual Report as of and for the period ended December 31, 2004, and have been incorporated into this SAI.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds  have  certain   identifiable   characteristics   which,  if  not
remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

                                  APPENDIX A-2

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination

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(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.   DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.    APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.     VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

       A.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

       B.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

              1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

              In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

              2.     NON-VOTES: Votes in Which No Action is Taken

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

              Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

              3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

              If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

              If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

              4.     Referrals to a Fund's Valuation and Proxy Voting Committee

              A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

              The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

              The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.    CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.   REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.   Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

       Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

       Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

       B.   Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation and Proxy Voting Committee ("Committee").

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

       C.   Proxy Group

       The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

       A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

       For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

       D.   Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.   VOTING PROCEDURES

       A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       B.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

       C.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

              1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

              In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

              2.     NON-VOTES: Votes in Which No Action is Taken

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

              Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

              3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

              4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

       A.     Assessment of the Agent

              The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

              Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

       B.     Conflicts of Interest

              The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

              In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

              For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

              The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                          TITLE OR AFFILIATION
Stanley D. Vyner                  Chief Investment Risk Officer and Executive Vice President of
                                  ING Investments, LLC

Karla J. Bos                      Proxy Coordinator for the ING Funds and Manager - Special
                                  Projects, ING Funds Services, LLC

Maria Anderson                    Vice President of Fund Compliance, ING Funds Services, LLC

Michael J. Roland                 Executive Vice President and Chief Financial Officer of ING
                                  Investments, LLC; Vice President, ING Life Insurance and Annuity
                                  Company; and Assistant Secretary, Directed Services, Inc.

Todd Modic                        Vice President of Financial Reporting - Fund Accounting of
                                  ING Funds Services, LLC

Theresa K. Kelety, Esq.           Counsel, ING Americas US Legal Services

Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS


I.     INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.     THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence.

Consider nominees who sit on more than six public company boards on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

    (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

    (2)   Only if the director's legal expenses would be covered.

2.     PROXY CONTESTS

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.     AUDITORS

RATIFYING AUDITORS

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.     PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.     TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.     MISCELLANEOUS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

    - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

    -  If the dissidents agree, the policy remains in place.

    -  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.     CAPITAL STRUCTURE

Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

   - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

   - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

   - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense. Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.     EXECUTIVE AND DIRECTOR COMPENSATION

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.

Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

       AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

       Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

       AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

       Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

       AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

       Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
       Section 162(m) should be evaluated on a CASE-BY-CASE basis.

       APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

       Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors. Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive

Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.     STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.    MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.    MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.    SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.    GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:

   -   the opening of the shareholder meeting

   -   that the meeting has been convened under local regulatory requirements
   -   the presence of quorum
   -   the agenda for the shareholder meeting
   -   the election of the chair of the meeting
   -   the appointment of shareholders to co-sign the minutes of the meeting
   -   regulatory filings (E.G., to effect approved share issuances)
   - the designation of inspector or shareholder representative(s) of minutes of meeting
   -   the designation of two shareholders to approve and sign minutes of meeti
   -   the allowance of questions
   -   the publication of minutes
   -   the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS

With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS

Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES

Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
   -   it is editorial in nature;
   -   shareholder rights are protected;
   -   there is negligible or positive impact on shareholder value;
   -   management provides adequate reasons for the amendments; or
   -   the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
   - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.
   - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS

In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)      (1)    Articles of Incorporation for ING Partners, Inc. (formerly known as Portfolio Partners, Inc.) - Filed as an Exhibit to
                Registrant's initial Form N-1A Registration Statement on July
                31, 1997 and incorporated herein by reference.

         (2) Articles of Amendment effective August 29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

         (3) Articles of Amendment effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

         (4) Articles of Amendment effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (5) Articles of Amendment effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

         (6) Articles of Amendment effective January 23, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

         (7) Articles of Amendment effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

         (8) Articles of Amendment effective November 8, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (9) Articles Supplementary to Articles of Incorporation effective August 20, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (10) Articles Supplementary to Articles of Incorporation effective February 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 8 to

                Registrant's Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

         (11) Articles Supplementary to Articles of Incorporation effective January 17, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

         (12) Articles Supplementary to Articles of Incorporation effective June 10, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant's Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

         (13) Articles Supplementary to Articles of Incorporation effective November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (14)   Articles of Amendment to Articles of Incorporation (name change)
                - Filed herein.

(b) By-laws - Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(c) Instruments Defining Rights of Security Holders (set forth in the Articles of incorporation which are incorporated by reference) - Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(d)      (1)    Investment Advisory Agreement between ING Partners, Inc. and
                ING Life Insurance and Annuity Company - Filed as an Exhibit to
                Post-Effective Amendment No. 11 to Registrant's Form N-1A
                Registration Statement on April 30, 2003 and incorporated herein by reference.

                (i) Amendment to Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

                (ii) Form of Amendment to Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on September 15, 2004 and incorporated herein by reference.

                (iii) Amendment, dated November 1, 2004, of Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed herein.

                (iv) Amendment, dated December 1, 2004, of Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed herein.

         (2) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Massachusetts Financial Services Company effective November 15, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Massachusetts Financial Services Company effective June 20, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (ii) Termination Letter dated August 20, 2004 - MFS - Filed herein.

         (3) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. ("ING IM") (formerly known as Aeltus Investment Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

         (4) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly known as "Aetna Life Insurance and Annuity Company") and Fred Alger Management, Inc. effective November 19, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Fred Alger Management, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Fred Alger Management, Inc. effective May 1, 2003 - Filed as an Exhibit to Post-Effective

                        Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

         (5) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity) and UBS Global Asset Management, Inc. (US) (formerly known as Brinson Advisors, Inc.) (regarding ING UBS U.S. Allocation Portfolio) effective December 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US)(regarding ING UBS U.S. Allocation Portfolio) effective July 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding ING UBS U.S. Allocation Portfolio) effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

         (6) Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company and UBS Global Asset Management, Inc. (Americas)(regarding ING UBS U.S. Large Cap Equity Portfolio) effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

         (7) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and OpCap Advisors effective November 19, 2001
                - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment, dated June 3, 2003, to Investment Sub-Advisory Agreement dated June 3, 2003 between ILIAC and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

         (8) Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and Goldman Sachs Asset Management effective November 19, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Assumption Agreement between ING Life Insurance and Annuity Company and Goldman Sachs Asset Management effective March 28, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Goldman Sachs Asset Management effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (iii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Goldman Sachs Asset Management effective June 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

         (9) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Salomon Brothers Asset Management Inc effective November 19, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

                (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc effective July 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (iii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

                (iv) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc - Filed herein.

                (v) Termination Letter dated February 28, 2005 - Salomon Brothers Asset Management Inc - Filed herein.

         (10) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and T. Rowe Price Associates, Inc. effective December 14, 2000 - Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Form N-1A Registration Statement on April 30, 2001 and incorporated herein by reference.

                (i) Letter Agreement for Fee Waiver between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. dated December 5, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective December 31, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (iii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (iv) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. - Filed herein.

         (11) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc effective March 29, 2002 - Filed as an Exhibit to Post-Effective Amendment

                No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. effective June 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (ii) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed herein.

         (12) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

         (13) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. effective June 3, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (ii) Assumption Agreement, dated November 18, 2003, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. - Filed herein.

         (14) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC effective March 12, 2003 - Filed as an Exhibit to Post-Effective Amendment

                No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

         (15) Investment Sub-advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 23, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (ii) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen - Filed herein.

         (16) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J.P. Morgan Fleming Asset Management, LTD effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

                (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J.P. Morgan Fleming Asset Management, LTD effective June 3, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JP Morgan Fleming Asset Management, LTD effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

                (iii) Amendment, dated August 13, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JP Morgan Fleming Asset Management, LTD - Filed herein.

         (17) Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. - Filed herein.

         (18) Fee waiver, dated February 11, 2004, to Expense Limitation Agreement between ING Partners, Inc. and ING Funds Services, LLC- filed herein.

                (i) Fee waiver, dated January 21, 2003, to Expense Limitation Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - filed herein.
                (ii) Expense Limitation Agreement, effective February 1, 2005 between ING Partners, Inc. and ING Life Insurance and Annuity Company - filed herein.

(e)      (1)    Underwriting Agreement between the ING Partners, Inc. and
                ING Financial Advisers, LLC effective May 1, 2003 - Filed as an
                Exhibit to Post-Effective Amendment No. 11 to Registrant's Form
                N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (i) Amendment to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (ii) Amendment, dated May 1, 2003, to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - filed herein.

                (iii) Amendment, dated November 1, 2004, to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - filed herein.
                (iv) Amendment, dated November 17, 2004, to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - filed herein.

(f)      N/A

(g)      (1)    Custodian Agreement between ING Partners, Inc. (formerly
                Portfolio Partners, Inc.) and Investors Bank and Trust Company effective December 14, 2001 - Filed as an Exhibit to
                Post-Effective Amendment No. 1 to Registrant's Form N-1A
                Registration Statement on February 26, 1998 and incorporated herein by reference.

                (i) Amendment to Custodian Agreement between ING Partners, Inc. and Investors Bank and Trust Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (ii) Letter Agreement to Custodian Agreement ("As Amended") between ING Partners, Inc. and Investors Bank and Trust Company effective March 28, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (iii) Amendment to Custodian Agreement between ING Partners, Inc. and Investors Bank and Trust Company effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iv) Letter Agreement to Custodian Agreement ("As Amended") between ING Partners, Inc. and Investors Bank and Trust Company dated July 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (v) Amendment, effective November 1, 2004, to Custodian Agreement between ING Partners, Inc. and Investors Bank and Trust Company- filed herein.

                (vi) Termination Letter dated September 28, 2004 - filed herein.

(h)      (1)    Administrative Services Agreement between ING Partners, Inc.
                and ING Funds Services, LLC effective November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's
                Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (i) Amendment, dated September 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC - filed herein.
                (ii) Amendment, dated November 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC - filed herein.
                (iii) Amended Schedule A, dated December 1, 2004, to Administrative Services Agreement - filed herein.

         (2) Sub-Administration Agreement between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Investors Bank & Trust Company effective December 14, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 3 to Registrant's Form N-1A Registration Statement on February 26, 1999 and incorporated herein by reference.

                (i) Amendment to Sub-Administration Agreement between ING Life Insurance and Annuity Company and Investors Bank and Trust Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (ii) Amendment to Sub-Administration Agreement between ING Life Insurance and Annuity Company and Investors Bank and Trust Company effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iii) Form of Assignment and Assumption Agreement for Sub-Administration Agreement between ING Life Insurance and Annuity Company, ING Funds Services, LLC and Investors Bank and Trust Company effective November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (iv) Amendment to Sub-Administration Agreement between ING Funds Services, LLC and Investors Bank and Trust Company effective February 15, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                (v) Form of Amendment to Sub-Administration Agreement between ING Funds Services, LLC and Investors Bank & Trust Company effective - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (3) License Agreement between Aetna and T. Rowe Price Associates, Inc.- Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

         (4) Agency Agreement by and among ING Partners, Inc. and DST Systems, Inc. - Filed herein.

                        (i) Termination Letter, dated September 28, 2004 - filed herein.

                        (ii) Acceptance Letter between ING Partners, Inc. and DST Systems, Inc. - filed herein.

                        (iii) Amended and Restated Exhibit A with respect to the Agency Agreement - filed herein.

         (5) Securities Lending Agency Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Investors Bank and Trust Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.
                        (i) Termination letter dated September 28, 2004 - filed herein.

         (6) Delegation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

         (7) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services,
                LLC) and ING Insurance Company of America (formerly Aetna Insurance Company of America) effective December 5, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America effective March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (ii) Amendment to Participation Agreement among IPI Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iii) Amendment, dated November 1, 2004, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America - filed herein.

         (8) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna

                Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) effective July 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company effective September 1, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iii) Amendment,, dated November 1, 2004, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company- filed herein.

         (9) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and ING Financial Advisers, LLC (formerly Aetna Investment Services,
                LLC), effective November 28, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, and ING Financial Advisers, LLC, effective March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC - filed herein.

                (iv) Amendment, dated November 1, 2004, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Reliastar Life Insurance Company - filed herein.

         (10) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services,
                LLC) and Reliastar Life Insurance Company, effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, effective October 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (iii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iv) Amendment, effective May 1, 2003, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company - filed herein.

         (11) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services,
                LLC) and Reliastar Life Insurance

                Company of New York, effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company of New York, effective March 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, of New York effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iii) Amendment to Participation Agreement, dated November 1, 2004, among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Reliastar Life Insurance Company of New York - filed herein.

         (12) Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company, effective May 1, 2002
                - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (ii) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Financial Advisers, LLC and Security Life of Denver Insurance Company dated November 1, 2004
                        - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (13) Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company, effective May 1, 2002 - Filed as an Exhibit to Post-

                Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (ii) Form of Amendment among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (14) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company of New York, Service Class Shares, dated December 6, 2001- Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Service Class Shares, effective March 13, 2002
                        - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iii) Amendment, dated May 1, 2003, to Shareholding Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Service Class Shares - filed herein.

         (15) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company of New York, Adviser Class Shares, dated December 6, 2001- Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Adviser Class Shares, effective March 26, 2002
                        - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iii) Amendment, dated November 1, 2004, to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Adviser Shares- filed herein.

         (16) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company, Service Class Shares, dated December 6, 2001-Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares, effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

                (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-

                        Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (17) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company, Adviser Class Shares, dated December 6, 2001
                - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Adviser Class Shares, dated March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Adviser Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.




         (18) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), Service Class Shares, effective November 27, 2001 - filed herein.

                (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A

                        Registration Statement on October 29, 2004 and incorporated herein by reference.

         (19) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), Adviser Class Shares, effective November 27, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference

                (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

                (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (20) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Insurance Company of America (formerly Aetna Insurance Company of America), Service Class Shares, effective May 1, 2002 - filed herein.

                (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Service Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (21) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Insurance Company of America (formerly Aetna Insurance Company of America), Adviser Class Shares, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Adviser Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (22) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Golden American Life Insurance Company, Service Class Shares, effective January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (ii) Amendment, dated November 1, 2004, to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Service Class Shares - filed herein.

         (23) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Golden American Life Insurance Company, Adviser Class Shares, effective January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

                (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                (24) Service Agreement between ING Life Insurance and Annuity Company and Golden American Life Insurance Company effective July 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (25) Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company effective December 6, 2001
                - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (26) Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company of New York effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (27) Service Agreement between ING Life Insurance and Annuity Company and Southland Life Insurance Company effective as of May 1, 2002
                - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (28) Service Agreement between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)      (1)    Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Fidelity
                VIP Contrafund Portfolio, ING Fidelity VIP Growth Portfolio, ING
                Fidelity VIP Equity Income Portfolio and ING Fidelity VIP Mid
                Cap Portfolio - Filed as an Exhibit to Post-Effective Amendment
                No. 14 to Registrant's Form N-1A Registration Statement on July
                2, 2004 and incorporated herein by reference.

         (2) Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Oppenheimer Strategic Income Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (3) Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio - to be filed by subsequent amendment.

(j)      (1)    Consent of Dechert LLP - filed herein

         (2)    Consent of KPMG LLP - filed herein

         (3)    Consent of KPMG LLP (Fidelity) - filed herein

(k)      N/A

(l) Agreement re: Initial Contribution to Working Capital - Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(m)      (1)    Plan of Distribution Pursuant to Rule 12b-1 renewed November
                19, 2003 - Filed as an Exhibit to Post-Effective Amendment No.
                17 to Registrant's Form N-1A Registration Statement on October
                29, 2004 and incorporated herein by reference.

         (2) Shareholder Servicing Plan of ING Partners, Inc. for Adviser Class Shares renewed November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (3) Shareholder Servicing Plan of ING Partners, Inc. for Service Class Shares renewed November 19, 2003 - Filed as an Exhibit to Post-Effective

                Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(n)      (1)    Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class
                System - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30,
                2003 and incorporated herein by reference.

                (i) Amendment to Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System amended as of April 13, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

                (ii) Form of Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

(o)      N/A

(p)      (1)    Codes of Ethics for DSI International Management, Inc.,
                Goldman Sachs Asset Management, OpCap Advisors, Salomon Brothers
                Asset Management, Inc. and T. Rowe Price Associates, Inc - Filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's
                Form N-1A Registration Statement on August 31, 2001 and incorporated herein by reference.

         (2) Codes of Ethics for Massachusetts Financial Services Company, American Century Investment Management, Inc., BAMCO, Inc., Pacific Investment Management Company, LLC, and Morgan Stanley Investment Management Inc. d/b/a Van Kampen - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

         (3) Codes of Ethics for Goldman Sachs Asset Management and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

         (4) Codes of Ethics for UBS Global Asset Management (US) Inc., J.P. Morgan Fleming Asset Management (London) Limited, ING and ING Partners, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

         (5) Sarbanes-Oxley Act Code of Ethics for Senior Officers - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

         (6) Code of Ethics for PIMCO and UBS Global Asset Management (Americas) Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

         (7) Code of Ethics for ING Partners, Inc., ILIAC, ING Financial Advisers, LLC and American Century - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

         (8) Code of Ethics for FMR - Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant's Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

         (9) Code of Ethics for OppenheimerFunds, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

         (10)   Code of Ethics for ING Investment Management Co. - Filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         ING Partners, Inc. is a Maryland corporation for which separate financial statements are filed. As of October 29, 2004, ING Life Insurance and Annuity Company, ING Portfolio Partners, ING Insurance Company of America, Reliastar Life Insurance Company, Reliastar Life Insurance Company of New York, Reliastar Life Insurance Co Variable Life, Security Life of Denver Insurance Company, ING USA Annuity and Life Insurance Company, and ING National Trust, owned all of the Fund's outstanding voting securities, through direct ownership, through a separate account or as custodian for qualified retirement plans. Each of these companies is an indirect wholly-owned subsidiary of ING Groep, N.V.

         A list of all persons directly or indirectly under common control with the Registrant is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-90516) of ING USA Annuity and Life Insurance Company, as filed on April 9, 2004.

ITEM 25. INDEMNIFICATION

         Article Ninth, Section (d) of the Registrant's Articles of Incorporation provides for indemnification of directors and officers. In addition, the Registrant's officers and directors will be covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

         Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director. The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.

         Section XI.B of the Administrative Services Agreement, filed herein as exhibit (h1), provides for indemnification of the Administrator.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         Any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser of ING Partners, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser's Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

             INVESTMENT ADVISER                                        FILE NO.
             ------------------                                        --------
     ING Life Insurance and Annuity Company                            801-12643
     Massachusetts Financial Services Company                          801-17352
     T. Rowe Price Associates, Inc.                                    801-856
     OpCap Advisors, LLC                                               801-27180
     Goldman Sachs Asset Management, L.P.                              801-16048
     Salomon Brothers Asset Management Inc.                            801-32046
     American Century Investment Management, Inc.                      801-8174
     BAMCO, Inc.                                                       801-29080
     J.P. Morgan Investment Management Inc.                            801-21011
     Pacific Investment Management Company, LLC                        801-48187
     Van Kampen                                                        801-15757
     J.P. Morgan Fleming Asset Management (London) Ltd.                801-46669
     UBS Global Asset Management (Americas) Inc.                       801-34910
     UBS Global Asset Management (US) Inc.                             801-13219

     Fidelity Management & Research Company                            801-7884
     OppenheimerFunds, Inc.                                            801-8253
     ING Investment Management Co.                                     801-9046

ITEM 27. PRINCIPAL UNDERWRITER

         (a) ING Financial Advisers, LLC ("ING Financial"), acts as the principal underwriter for the Registrant. Additionally, ING Financial is the principal underwriter for Variable Annuity Account B of ING Life Insurance and Annuity Company (ING), Variable Annuity Account C of ING, Variable Annuity Account G of ING, Variable Life Account B of ING and Variable Life Account C of ING (separate accounts of ING registered as unit investment trusts under the 1940 Act). ING Financial is also the principal underwriter for Variable Annuity Account I of ING Insurance Company of America (IICA) (a separate account of IICA registered as a unit investment trust under the 1940 Act).

         (b) Information as to the directors and officers of the Principal Underwriter together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Principal Underwriter in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 34815) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, ING Insurance and Annuity Company, maintain physical possession of each account, book or other documents at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or at its principal place of business located at 151 Farmington Avenue Hartford, Connecticut 06156.

         Shareholder records of direct shareholders are maintained by the transfer agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act") and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) ING Life Insurance and Annuity Company (c) ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC), (d) the Transfer Agent and Custodian, and (e)-(u) the Sub-Advisers. The address of each is as follows:

(a)      ING Partners, Inc.
         7337 East Doubletree Ranch Road

         Scottsdale, Arizona 85258

(b)      ING Life Insurance and Annuity Company
         151 Farmington Avenue
         Hartford, Connecticut 06156

(c)      ING Financial Advisers, LLC
         151 Farmington Avenue
         Hartford, Connecticut 06156

(d)      Investors Bank and Trust
         200 Clarendon Street
         Boston, Massachusetts 02116.

(e)      ING Investment Management Co. (ING IM)
         (formerly ING Aeltus Investment Management, Inc.)
         230 Park Avenue
         New York, New York 10169

(f)      Fred Alger Management, Inc.
         111 Fifith Avenue
         New York, New York 10003

(g)      American Century Investment Management
         4500 Main Street
         Kansas City, Missouri 64111

(h)      BAMCO, Inc. (BAMCO)
         767 Fifth Avenue
         New York, New York 10153

(i)      Goldman Sachs Asset Management, L.P. (GSAM)
         32 Old Slip
         New York, New York 1005

(j)      J.P. Morgan Fleming Asset Management (London) Ltd.,
         (JPMorgan Fleming for ING JPMorgan Fleming International Portfolio) 20 Finsbury Street
         London, EC2Y 9AQ, United Kingdom

(k)      J.P. Morgan Investment Management Inc. (JPMIM)
         (for ING JPMorgan Mid Cap Value Portfolio)
         522 Fifth Avenue
         New York, New York 10036

(l)      Massachusetts Financial Services Company (MFS)

         500 Boylston Street
         Boston, Massachusetts 02116

(m)      OpCap Advisors, LLC (OpCap)
         1345 Avenue of the Americas
         New York, New York 10105-4800

(n)      Pacific Investment Management LLC (PIMCO)
         840 Newport Center Drive
         Newport Beach, California

(o)      Salomon Brothers Asset Management Inc. (SaBAM)
         399 Park Avenue
         New York, New York 10022

(p)      T. Rowe Price Associates, Inc. (T. Rowe)
         100 East Pratt Street
         Baltimore, Maryland 21202

(q)      UBS Global Asset Management (US) Inc. (UBS Global AM US)
         (for ING UBS U.S. Allocation Portfolio)
         51 W. 52nd Street
         New York, New York 10019-6114

(r) UBS Global Asset Management (Americas) Inc. (UBS Global AM) (for ING UBS U.S. Large Cap Equity Portfolio)
         One North Wacker Drive
         Chicago, Illinois 60606

(s)      Morgan Stanley Investment Management, inc. (MSIM, Inc.)
         1221 Avenue of the Americas
         New York, New York 10020

(t)      Fidelity Management & Research (FMR)
         82 Devonshire Street
         Boston, Massachusetts 02109

(u)      OppenheimerFunds, Inc. (Oppenheimer)
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

(v)      DST Systems, Inc.
         330 W. 9th Street
         Kansas City, Missouri

ITEM 29. MANAGEMENT SERVICES

N/A

ITEM 30. UNDERTAKINGS

None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 20 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 1st day of April, 2005.

                                                              ING PARTNERS, INC.

                                                    By: /s/ Huey P. Falgout, Jr.
                                                    ----------------------------
                                                            Huey P. Falgout, Jr.
                                                                       Secretary

         Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURE                                  TITLE                 DATE
         ---------                                  -----                 ----
--------------------------------            Director                   April 1, 2005
        John G. Turner*


--------------------------------            President and Chief        April 1, 2005
      James M. Hennessy*                    Executive Officer

--------------------------------            Executive Vice President   April 1, 2005
      Michael J. Roland*

/s/ Todd Modic                              Senior Vice President      April 1, 2005
--------------------------------            Chief/Principal Financial
    Todd Modic                              Officer and Assistant
                                            Secretary

--------------------------------            Director                   April 1, 2005
      John V. Boyer*


--------------------------------            Director                   April 1, 2005
     J. Michael Earley*


--------------------------------            Director                   April 1, 2005
    R. Barbara Gitenstein*

--------------------------------            Director                   April 1, 2005
       Patrick W. Kenny*


--------------------------------            Director                   April 1, 2005
      Walter H. May, Jr.*


--------------------------------            Director                   April 1, 2005
     Thomas J. McInerney*


--------------------------------            Director and Chairman      April 1, 2005
        Jock Patton*


--------------------------------            Director                   April 1, 2005
      David W.C. Putnam*


--------------------------------            Director                   April 1, 2005
       Roger B. Vincent*


--------------------------------            Director                   April 1, 2005
     Richard A. Wedemeyer*


*By: /s/ Huey P. Falgout, Jr.
-----------------------------
         Huey P. Falgout, Jr.
         Attorney-in-Fact**

** Powers of Attorney for James M. Hennessy, Michael Roland and each Director were previously filed as attachments to Post-Effective Amendment No. 19 to Registrant's Form N-1A Registration Statement on February 2, 2005 and incorporated herein by reference.

                               EXHIBIT INDEX LIST
                               ING PARTNERS, INC.


   EXHIBIT NUMBER                                  EXHIBIT DESCRIPTION
--------------------     ---------------------------------------------------------------------------
(a)(14)                  Articles of Amendment to Articles of Incorporation (name change).

(d)(1)(iii)              Amendment, dated November 1, 2004, of Investment Advisory Agreement between
                         ING Partners, Inc. and ING Life Insurance and Annuity Company.

(d)(1)(iv)               Amendment, dated December 1, 2004, of Investment Advisory Agreement between
                         ING Partners, Inc. and ING Life Insurance and Annuity Company.

(d)(2)(ii)               Termination Letter dated August 20, 2004 - MFS.

(d)(9)(iv)               Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset
                         Management Inc.

(d)(9)(v)                Termination Letter dated February 28, 2005 - Salomon Brothers Asset
                         Management Inc.

(d)(10)(iv)              Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price
                         Associates, Inc.

(d)(11)(ii)              Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century
                         Investment Management, Inc.

(d)(13)(ii)              Assumption Agreement, dated November 18, 2003, to Investment Sub-Advisory
                         Agreement between ING Life Insurance and Annuity Company and Robert
                         Fleming, Inc.

(d)(15)(ii)              Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley
                         Investment Management Inc. d/b/a/ Van Kampen.

(d)(16)(iii)             Amendment, dated August 13, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JP Morgan Fleming Asset
                         Management, LTD.

(d)(17)                  Investment Sub-Advisory Agreement, dated November 8, 2004, between ING Life
                         Insurance and Annuity Company and OppenheimerFunds, Inc.

(d)(18)                  Fee waiver, dated February 11, 2004, to Expense Limitation Agreement between ING Partners, Inc. and ING Funds Services, LLC.

(d)(18)(i)               Fee waiver, dated January 21, 2003, to Expense Limitation Agreement between
                         ING Partners, Inc. and ING Life Insurance and Annuity Company.

(d)(18)(ii)              Expense Limitation Agreement, effective February 1, 2005 between ING
                         Partners, Inc. and ING Life Insurance and Annuity Company.

(e)(1)(ii)               Amendment, dated May 1, 2003, to Underwriting Agreement between ING
                         Partners, Inc. and ING Financial Advisers, LLC.

(e)(1)(iii)              Amendment, dated November 1, 2004, to Underwriting Agreement between ING
                         Partners, Inc. and ING Financial Advisers, LLC.

(e)(1)(iv)               Amendment, dated November 17, 2004, to Underwriting Agreement between ING
                         Partners, Inc. and ING Financial Advisers, LLC.

(g)(1)(v)                Amendment, effective November 1, 2004, to Custodian Agreement between ING
                         Partners, Inc. and Investors Bank and Trust Company.

(g)(1)(vi)               Termination Letter dated September 28, 2004.

(h)(1)(i)                Amendment, dated September 1, 2004, to Administrative Services Agreement
                         between ING Partners, Inc. and ING Funds Services, LLC.

(h)(1)(ii)               Amendment, dated November 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC.

(h)(1)(iii)              Amended Schedule A, dated December 1, 2004, to Administrative Services
                         Agreement.

(h)(4)                   Agency Agreement by and among ING Partners, Inc. and DST Systems, Inc.

(h)(4)(i)                Termination Letter, dated September 28, 2004.

(h)(4)(ii)               Acceptance Letter between ING Partners, Inc. and DST Systems, Inc.

(h)(4)(iii)              Amended and Restated Exhibit A with respect to the Agency Agreement.

(h)(5)(i)                Termination letter dated September 28, 2004.

(h)(7)(iii)              Amendment, dated November 1, 2004, to Participation Agreement among ING
                         Partners, Inc., ING Life Insurance and Annuity Company, ING Financial
                         Advisers, LLC and ING Insurance Company of America.

(h)(8)(iii)              Amendment, dated November 1, 2004, to Participation Agreement among ING
                         Partners, Inc., ING Life Insurance and Annuity Company, ING Financial
                         Advisers, LLC and ING USA Annuity and Life Insurance Company.

(h)(9)(iii)              Amendment, dated November 1, 2004, to Participation Agreement among ING
                         Partners, Inc., ING Life

                         Insurance and Annuity Company and ING Financial Advisers, LLC.

(h)(9)(iv)               Amendment, dated November 1, 2004, to Participation Agreement among ING
                         Partners, Inc., ING Life Insurance and Annuity Company, ING Financial
                         Advisers, LLC and Reliastar Life Insurance Company.

(h)(10)(iv)              Amendment, effective May 1, 2003, to Participation Agreement among ING
                         Partners, Inc., ING Life Insurance and Annuity Company, ING Financial
                         Advisers, LLC, and Reliastar Life Insurance Company.

(h)(11)(iii)             Amendment to Participation Agreement, dated November 1, 2004, among ING
                         Partners, Inc., ING Life Insurance and Annuity Company, ING Financial
                         Advisers, LLC and Reliastar Life Insurance Company of New York.

(h)(14)(iii)             Amendment, dated May 1, 2003, to Shareholding Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New
                         York, Service Class Shares.

(h)(15)(iii)             Amendment, dated November 1, 2004, to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New
                         York, Adviser Shares.

(h)(18)                  Shareholder Servicing Agreement between ING Partners, Inc. (formerly
                         Portfolio Partners, Inc.) and ING Life Insurance and Annuity Company
                         (formerly Aetna Life Insurance and Annuity Company), Service Class Shares,
                         effective November 27, 2001.

(h)(20)                  Shareholder Servicing Agreement between ING Partners, Inc. (formerly
                         Portfolio Partners, Inc.) and ING Insurance Company of America (formerly
                         Aetna Insurance Company of America), Service Class Shares, effective May 1,
                         2002

(h)(22)(ii)              Amendment, dated November 1, 2004, to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company,
                         Service Class Shares.

(j)(1)                   Consent of Dechert LLP

(j)(2)                   Consent of KPMG LLP

(j)(3)                   Consent of KPMG LLP (Fidelity)

(p)(10)                  Code of Ethics for ING Investment Management Co.